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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY COPY, DATED AUGUST 8, 2011

TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street, 40th Floor Chicago, Illinois 60602 312-630-1900
, 2011

Dear Fellow Shareholders:

        You are cordially invited to attend a Special Meeting of Shareholders of Telephone and Data Systems, Inc., which we refer to as "TDS," to be held on                          ,                           , 2011, at 10:00 a.m. Chicago time, in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois. The formal notice of the meeting and a Proxy Statement are enclosed.

        At the Special Meeting, you are being asked to vote on important proposals to amend the TDS Restated Certificate of Incorporation to improve and simplify the capital structure of TDS. The changes to the TDS Restated Certificate of Incorporation would involve:

  (a)
  an amendment to reclassify the Special Common Shares (on a one-for-one basis) as, and thereby consolidate such shares as one class with, the Common Shares;

  (b)
  an amendment to provide that the percentage voting power in matters other than the election of directors of the Series A Common Shares and of the Common Shares (including the Special Common Shares that have been reclassified as Common Shares) would be set at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the foregoing reclassification and consolidation, which as of June 30, 2011 was approximately 56.7% and 43.3%, respectively, subject to adjustment for net changes in the number of outstanding Series A Common Shares between the date of such reclassification and consolidation and subsequent record dates for shareholder votes; and

  (c)
  an amendment to eliminate obsolete and inoperative provisions relating to tracking stock (which have never been issued) and series of Preferred Shares that are no longer outstanding.

        As a result of the share consolidation described in item (a), there will be only one publicly-traded class of stock, which will eliminate the discount in the market price of the Special Common Shares in relation to the Common Shares. TDS believes this will have several benefits, including facilitating certain of the following purposes, (i) consolidate the public float and increase the market liquidity of the publicly-traded shares of TDS (due to an anticipated increase in the trading volume of the consolidated common stock), (ii) reduce economic dilution that occurs from the issuance of Special Common Shares that trade at a discount to the market price of the Common Shares, (iii) increase flexibility for the issuance of shares of common stock for possible financings, acquisitions or other transactions, (iv) allow for easier analysis and valuation of the single class of publicly-traded common stock, (v) increase the market recognition of the value of TDS, (vi) simplify the TDS capital structure and reduce investor and employee confusion regarding two publicly-traded classes of capital stock, and (vii) simplify the planning and execution of TDS' open market stock repurchase program and its employee compensation activities.

        The Common Shares are currently listed on the New York Stock Exchange under the symbol "TDS" and the Special Common Shares are currently listed on the New York Stock Exchange under the symbol "TDS.S." If the reclassification is approved and becomes effective, the Special Common Shares will cease to be outstanding and cease to trade and will be reclassified as Common Shares, which will continue to trade on the New York Stock Exchange under the symbol "TDS," as discussed more fully in the enclosed Proxy Statement.

        TDS views the above proposals as a way to achieve the objectives that were intended to be achieved from the distribution of Special Common Shares in 2005 but that, due to various factors described in the accompanying Proxy Statement, were not achieved by the 2005 distribution.

        Because the Common Shares and Special Common Shares have substantially identical economic rights, the relative economic ownership interest of each holder of Special Common Shares and Common Shares will be the same immediately after the reclassification and consolidation becomes effective as it was immediately prior thereto.

        Citigroup Global Markets Inc., which we refer to as "Citi," is acting as financial advisor to TDS in connection with the foregoing proposals. The TDS board of directors has studied the proposals, has consulted with its financial and legal advisors, and has carefully weighed potential advantages against potential disadvantages, and has concluded that the potential advantages of the proposals outweigh potential disadvantages. In evaluating the reclassification of all outstanding Special Common Shares as Common

Shares, the TDS board of directors received and considered the opinion of Citi to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, Citi's work described in the enclosed Proxy Statement and other factors Citi deemed relevant, the reclassification ratio of one-for-one was fair from a financial point of view to both the holders of Common Shares and the holders of Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS), as described in the enclosed Proxy Statement and in the opinion attached to the enclosed Proxy Statement.

        In addition, the independent directors of TDS have retained Credit Suisse Securities (USA) LLC, which we refer to as "Credit Suisse," to act as their financial advisor and have retained independent legal counsel in connection with the foregoing proposals.

        Subject to shareholder approvals and certain other conditions, shortly after the Special Meeting, the TDS board of directors expects to approve the filing of the proposed Restated Certificate of Incorporation (attached to the enclosed Proxy Statement) to effect the foregoing amendments.

        In addition, the Proxy Statement includes proposals to be considered at the Special Meeting to adopt or amend certain compensation plans related to the foregoing proposals.

        TDS also is asking shareholders to authorize an adjournment of the Special Meeting if deemed appropriate to continue to solicit shareholder support for the proposals.

        The TDS board of directors, including the independent directors, has unanimously approved the proposals, believes that the adoption of such proposals is in the best interests of TDS and holders of each class of its outstanding shares of capital stock and unanimously recommends that you vote "FOR" such proposals.

        YOUR PROXY IS VERY IMPORTANT. The trustees of the Voting Trust, which holds a majority of the voting power of all shares of capital stock of TDS (the "TDS Voting Trust"), have advised TDS that they intend to vote FOR the foregoing proposals. However, because the TDS Voting Trust and its trustees and beneficiaries have an interest in the implementation of the proposals and related transactions as discussed in the enclosed Proxy Statement, the TDS board of directors has also determined to voluntarily submit the share consolidation amendment described in item (a) above and the vote amendment described in item (b) above for ratification and approval by a majority of the outstanding Common Shares and Special Common Shares (excluding shares held by the TDS Voting Trust and certain other persons affiliated with TDS), each voting separately as a class. Accordingly, please sign and mail your proxy in the enclosed self-addressed envelope or vote by proxy on the Internet or by phone in accordance with the instructions set forth on the proxy card(s).

        YOU SHOULD RETAIN ALL CERTIFICATES WHICH REPRESENT TDS SHARES BECAUSE COMMON SHARE CERTIFICATES WILL CONTINUE TO REPRESENT COMMON SHARES, AND SPECIAL COMMON SHARE CERTIFICATES WILL REPRESENT COMMON SHARES IF THE PROPOSALS ARE APPROVED AND BECOME EFFECTIVE, AND WILL CONTINUE TO REPRESENT SPECIAL COMMON SHARES IF THE PROPOSALS ARE NOT APPROVED OR DO NOT BECOME EFFECTIVE FOR ANY REASON.

        This Notice of Special Meeting and Proxy Statement is first being mailed to shareholders on or about                          , 2011 to holders of record on August 18, 2011.

        If you have any questions, please call TDS' information agent, MacKenzie Partners, Inc., at 1-800-322-2885. We look forward with pleasure to visiting with you at the Special Meeting.

Very truly yours,

Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON

                          , 2011

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        A Special Meeting of Shareholders of Telephone and Data Systems, Inc., a Delaware corporation, which we refer to as "TDS," will be held in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, on                                        ,                           , 2011, at 10:00 a.m. Chicago time (the "Special Meeting"), for the following purposes:

  1.
  To consider and approve an amendment, which we refer to as the "Share Consolidation Amendment," to the Restated Certificate of Incorporation of TDS, which we refer to as the "TDS Charter," to reclassify the Special Common Shares (on a one-for-one basis) as, and thereby consolidate such shares as one class with, the Common Shares, which we refer to as the "Share Consolidation," including the reclassification of all outstanding Special Common Shares as Common Shares and the consolidation of the 165,000,000 authorized Special Common Shares with the 100,000,000 authorized Common Shares, for a consolidated total of 265,000,000 authorized Common Shares, as more fully described in the accompanying Proxy Statement, by the statutory votes required pursuant to Section 242(b) of the Delaware General Corporation Law as described in the enclosed Proxy Statement. We refer to Proposal 1 as the "Share Consolidation Amendment—Statutory Vote."

  2.
  To ratify and approve the Share Consolidation Amendment, and the TDS board of directors' decision to approve such amendment, based on a non-waivable condition voluntarily established by the TDS board of directors, by (i) approval by a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons (as defined below)), voting separately as a class, and (ii) approval by a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. We refer to Proposal 2 as the "Share Consolidation Amendment—Ratification Vote."

  3.
  To consider and approve an amendment, which we refer to as the "Vote Amendment," to the TDS Charter to fix the total percentage voting power of the Series A Common Shares, on the one hand, and Common Shares, on the other hand, in matters other than the election of directors at the aggregate percentage of the voting power of the Series A Common Shares and Common Shares, respectively, immediately prior to the effective time of the foregoing reclassification, subject to adjustment due to changes in the number of outstanding Series A Common Shares, as more fully described in the accompanying Proxy Statement, by the statutory votes required pursuant to Section 242(b) of the Delaware General Corporation Law as described in the enclosed Proxy Statement. We refer to Proposal 3 as the "Vote Amendment—Statutory Vote."

  4.
  To ratify and approve the Vote Amendment, and the TDS board of directors' decision to approve such amendment, based on a non-waivable condition voluntarily established by the TDS board of directors, by (i) approval by a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) approval by a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. We refer to Proposal 4 as the "Vote Amendment—Ratification Vote."

  5.
  To consider and approve a proposal to amend and restate the TDS Charter, which we refer to as the "Ancillary Amendment," to eliminate obsolete and inoperative provisions relating to series of Preferred Shares that are no longer outstanding and relating to Tracking Stock, which has never been issued and which the TDS board of directors no longer has any intention of issuing, as more fully described in the accompanying Proxy Statement, by the statutory votes required pursuant to Section 242(b) of the Delaware General Corporation Law as described in the enclosed Proxy Statement.

  6.
  To consider and approve the adoption of a new Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan, which we refer to as the "Incentive Plan Adoption," related to the Share Consolidation Amendment, as more fully described in the accompanying Proxy Statement, by the vote described below.

  7.
  To consider and approve an amendment and restatement of the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors, which we refer to as the "Director Plan

    Amendment," related to the Share Consolidation, as more fully described in the accompanying Proxy Statement, by the vote described below.

  8.
  To approve a proposal to adjourn the Special Meeting, if needed, to solicit additional votes in favor of Proposals 1, 2, 3 and 4, as more fully described in the accompanying Proxy Statement, by the vote described below.

  9.
  To transact such other business as may properly be brought before the Special Meeting or any and all adjournments thereof by or at the direction of the TDS board of directors.

        The approval of each of Proposals 6, 7 and 8 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of the Common Shares, Preferred Shares and Series A Common Shares voting together as a single group and entitled to vote on such proposal and present in person or represented by proxy at the Special Meeting.

        The TDS board of directors unanimously recommends a vote "FOR" each of the proposals. As disclosed in the enclosed Proxy Statement, certain proposals are conditioned on the approval of other proposals.

        For purposes of the foregoing votes, "Affiliated Persons" means the TDS Voting Trust, members of the Carlson family who are shareholders of TDS, and directors and executive officers of TDS. Such persons are identified below under "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

        The close of business on August 18, 2011 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

        This Notice of Special Meeting and Proxy Statement is first being mailed to shareholders on or about                          , 2011 to holders of record on August 18, 2011.

        The TDS board of directors would like to have all shareholders represented at the Special Meeting. Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Trust Company, N.A., P.O. Box 43126, Providence, Rhode Island 02940-5138, or vote by proxy on the Internet or by phone in accordance with the instructions set forth on the proxy card. If you hold more than one class of TDS shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote by proxy on the Internet or by phone or return the enclosed proxy card(s).

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the Special Meeting (by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the Special Meeting).

        The following additional information is being provided as required by rules of the Securities and Exchange Commission:

        This notice and the enclosed Proxy Statement are available at www.teldta.com under Investor Relations—                                          , or at www.teldta.com/                           .

        The following items have been posted to this web site:

  1.
  Proxy Statement for the Special Meeting

  2.
  Forms of Proxy Cards

        Any control/identification numbers that you need to vote are set forth on your proxy card(s) if you are a record holder, or on your voting instruction card if you hold shares through a broker, dealer or bank.

        The location where the Special Meeting will be held is the Standard Club in Chicago, Illinois. This is located in the Chicago Loop area between Jackson Boulevard and Van Buren Street at 320 South Plymouth Court, which is between State Street and Dearborn Street.

By order of the Board of Directors,

Kevin C. Gallagher Vice President and Corporate Secretary

TELEPHONE AND DATA SYSTEMS, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS

        The following provides information about this document, the Special Meeting and the proposals to be considered at the Special Meeting in question and answer format. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the attachments to this Proxy Statement and the documents referred to in this Proxy Statement, as indicated below. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under "Where You Can Find More Information" below.

 The Special Meeting

Why am I receiving this document?

        This document constitutes a Proxy Statement and is being furnished to the shareholders of Telephone and Data Systems, Inc., a Delaware corporation, which we refer to as "TDS," in connection with the solicitation of proxies by the board of directors of TDS, which we refer to as the "TDS Board," for use at a Special Meeting of Shareholders of TDS and at any and all adjournments or postponements thereof.

        This Notice of Special Meeting and Proxy Statement is first being mailed to shareholders on or about                          , 2011 to holders of record on August 18, 2011.

When and where will the Special Meeting be held?

        The Special Meeting will be held on                          ,                           , 2011, at 10:00 a.m. Chicago time, in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois.

What is the record date for the meeting?

        The close of business on August 18, 2011 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

        A complete list of shareholders entitled to vote at the Special Meeting will be kept open at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder for purposes germane to the meeting for a period of at least ten days before the Special Meeting.

What does the proxy authorize?

        The TDS Board is seeking the proxy of the holders of Special Common Shares, Common Shares, Series A Common Shares and Preferred Shares to vote in favor of the proposals listed above in the Notice of the Special Meeting.

        The enclosed proxy also confers discretionary authority for matters incident to the conduct of the meeting.

What do I need to do now?

        If you do not expect to be present and vote in person at the Special Meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Trust Company, N.A., P.O. Box 43126, Providence, Rhode Island 02940-5138, or vote by proxy on the Internet or by phone in accordance with the instructions on the proxy card.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the closing of polls at the Special Meeting (by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the Special Meeting). Once the polls are closed, however, proxies may not be retroactively revoked.

 Summary of The Proposals

What will be considered at the Special Meeting?

        At the Special Meeting, you will be asked to consider and vote upon the proposals listed above in the Notice of the Special Meeting and described below.

        The Share Consolidation Amendment, the Vote Amendment and the Ancillary Amendment are referred to collectively as the "Charter Amendments."

        The Incentive Plan Adoption and the Director Plan Amendment are referred to collectively as the "Plan Adoption and Amendment."

        In addition, as described under "Other Proposal" below, TDS is seeking authority to adjourn the Special Meeting if needed to solicit more votes for the Share Consolidation Amendment in Proposals 1 and 2 or the Vote Amendment in Proposals 3 and 4, which we refer to as the "Adjournment Proposal."

        See "Proposals" below.

What does the TDS Board recommend?

        The TDS Board, including the independent directors, has unanimously approved each proposal, believes that the adoption of each proposal is in the best interests of TDS and its shareholders and unanimously recommends that you vote "FOR" each of the foregoing proposals.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board."

What is the Share Consolidation Amendment in Proposals 1 and 2?

        The Share Consolidation Amendment is a proposed amendment to the TDS Charter to reclassify the Special Common Shares (on a one-for-one basis) as, and thereby consolidate such shares as one class with, the Common Shares. This amendment would reclassify all outstanding Special Common Shares as Common Shares and also consolidate the 165,000,000 authorized Special Common Shares with the 100,000,000 authorized Common Shares, for a consolidated total of 265,000,000 authorized Common Shares. The Share Consolidation Amendment will also eliminate from the TDS Charter provisions relating to the Special Common Shares, because they would be reclassified and consolidated with Common Shares.

        Proposals 1 and 2 each relate to the Share Consolidation Amendment. Proposal 1 represents the statutory votes required by Delaware law for the Share Consolidation Amendment. In addition, although not required to do so by law, regulation or otherwise, the TDS Board voluntarily determined to make the Share Consolidation Amendment, and the TDS Board's decision to approve such amendment, subject to a non-waivable condition requiring approval and ratification by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. This is being submitted for separate votes in Proposal 2.

        See "Proposal 1—Share Consolidation Amendment—Statutory Vote" and "Proposal 2—Share Consolidation Amendment—Ratification Vote" under "Proposals—Charter Amendments" below.

What is the Vote Amendment in Proposals 3 and 4?

        The Vote Amendment is a proposed amendment to the TDS Charter to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments, subject to adjustment due to subsequent changes in the number of outstanding Series A Common Shares, as discussed below.

        The Vote Amendment would set the percentage voting power in matters other than the election of directors of the Series A Common Shares and Common Shares at the aggregate percentage of the voting power that such shares have immediately prior to the effective time of the Charter Amendments. For instance, the voting power of the Series A Common Shares and Common Shares in matters other than the election of directors was approximately 56.7% and 43.3%, respectively, as of June 30, 2011. Thus, if the transactions occurred as of June 30, 2011, the voting power in matters other than the election of directors of the Series A Common Shares initially would be set at about 56.7% of the total voting power of the common stock, and the voting power of the Common Shares initially would be set at about 43.3% of the total voting power of the common stock. The Series A Common Shares would continue to have ten votes per share. Accordingly, in order to achieve such aggregate percentage voting power, the per share voting power of the Common Shares would "float" and be redetermined on the record date for each shareholder vote. However, these initial percentages could be adjusted under certain circumstances as discussed below, except that the aggregate voting percentage of the Series A Common Shares could not increase above 56.7% based on shares outstanding on June 30, 2011.

        Proposals 3 and 4 each relate to the Vote Amendment. Proposal 3 represents the statutory votes required by Delaware law for the Vote Amendment. Also, although not required to do so by law, regulation or otherwise, the TDS Board voluntarily determined to make the Vote Amendment, and the TDS Board's decision to approve such amendment, subject to a non-waivable condition requiring approval by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. This is being submitted for separate votes in Proposal 4.

        See "Proposal 3—Vote Amendment—Statutory Vote" and "Proposal 4—Vote Amendment—Ratification Vote" under "Proposals—Charter Amendments" below.

What is the Ancillary Amendment in Proposal 5?

        The Ancillary Amendment is a proposed amendment of the TDS Charter to eliminate obsolete and inoperative provisions relating to series of Preferred Shares that are no longer outstanding and relating to Tracking Stock, which has never been issued and which the TDS Board no longer has any intention of issuing.

        See "Proposals—Charter Amendments—Proposal 5—Ancillary Amendment."

What is the Plan Adoption and Amendment in Proposals 6 and 7?

        The Plan Adoption and Amendment is comprised of the Incentive Plan Adoption and the Director Plan Amendment. The Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan and the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors currently provide for the issuance of Special Common Shares (in the case of the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan, in addition to Common Shares). Because the Share Consolidation Amendment would reclassify Special Common Shares as Common Shares, the Plan Adoption and Amendment is being proposed in order to adopt the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan to provide solely for the issuance of Common Shares and to amend the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors to eliminate provisions relating to the Special Common Shares and provide for the issuance of Common Shares, in each case if the Charter Amendments become effective.

        See "Proposals—Plan Adoption and Amendment."

What is the Adjournment Proposal in Proposal 8?

        The Adjournment Proposal is a proposal to permit TDS to adjourn the Special Meeting, if needed, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, 2, 3 or 4.

        See "Proposals—Other Proposal."

What are the federal income tax consequences of the Charter Amendments?

        No gain or loss will be recognized for federal income tax purposes by any of the holders of Special Common Shares or Common Shares upon the reclassification of Special Common Shares as Common Shares pursuant to the Share Consolidation Amendment or as a result of the Vote Amendment or Ancillary Amendment.

        See "Proposals—Charter Amendments—Federal Income Tax Consequences" for a more complete discussion of the federal income tax consequences of the Charter Amendments. You are strongly urged to consult your tax advisor as to the specific tax consequences to you of the Charter Amendments, including the application of federal, state, local and foreign income and other tax laws based on your particular facts and circumstances.

Will the Common Shares be listed on a securities exchange following the Share Consolidation and related transactions?

        The Common Shares are currently listed on the New York Stock Exchange ("NYSE") under the symbol "TDS" and the Special Common Shares are currently listed on the NYSE under the symbol "TDS.S."

        If the Share Consolidation takes place, the Special Common Shares will cease to be outstanding or be traded and will become Common Shares, and the Common Shares will continue to trade on the NYSE under the listing symbol "TDS."

        No public market exists for the Preferred Shares or the Series A Common Shares and this will not change. However, currently, the Series A Common Shares are convertible on a share-for-share basis into Common Shares or Special Common Shares. If the Share Consolidation takes place, the Series A Common Shares will continue to be convertible into Common Shares, but will no longer be convertible into Special Common Shares, because such shares will no longer be outstanding or be authorized.

        The NYSE has advised TDS that the Charter Amendments would not violate Section 313 of the NYSE Listed Company Manual, which relates to voting rights of listed classes of stock.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Listing on the New York Stock Exchange."

Will there be any change in operations or business as a result of the Charter Amendments?

        No. There will be no changes in the operations or business of TDS as a result of the Charter Amendments. The Charter Amendments will only result in amendments to the TDS Charter.

        See "Proposals—Charter Amendments."

What will happen if the Charter Amendments become effective?

        The following describes the anticipated effects on holders of Common Shares and Special Common Shares if the Charter Amendments become effective.

        The following illustration assumes that you own 100 Special Common Shares.

  •
  Shares: In the Share Consolidation, your 100 Special Common Shares would become 100 Common Shares.

  •
  Votes for Directors: The 100 Common Shares would have 100 votes, the same as the 100 Special Common Shares prior to the Share Consolidation, in the election of 25% of the directors plus one additional director (or a total of four directors based on the current TDS Board size of twelve directors).

  •
  Votes for Other Matters: Although the Special Common Shares currently do not have a vote in matters other than the election of directors, the 100 Common Shares into which such Special Common Shares are reclassified would, as Common Shares, vote in the election of directors and on all other matters. On matters other than the election of directors, the votes of the 100 shares would float so that the total voting power of all Common Shares after the Charter Amendments are effective would equal approximately 43.3% of the total voting power of all outstanding shares of common stock in matters other than the election of directors, based on shares outstanding on June 30, 2011, subject to adjustment based on changes in the outstanding Series A Common Shares as discussed below. As a result of the reclassification of all outstanding Special Common Shares as Common Shares in the Share Consolidation, the initial per share voting power of each Common Share in matters other than the election of directors would be about 0.5 votes per share. Accordingly, such 100 Special Common Shares, which currently do not vote in matters other than the election of directors, would initially have about 50 votes in matters other than the election of directors after they are reclassified as 100 Common Shares in the Share Consolidation, and thereafter would have voting power that would float depending on the number of outstanding Common Shares and Series A Common Shares, as discussed below.

  •
  Dividends: Subject to declaration or change in the per share dividend rate by the TDS Board, you would continue to receive an aggregate quarterly cash dividend of $11.75 with respect to such 100 Common Shares, which is the amount of the aggregate quarterly dividend a holder of 100 Special Common Shares currently receives, based on the current quarterly dividend rate of $0.1175 per share. See "Dividend Policy" for the TDS Board's policy with respect to dividends and certain risks related to the payment of dividends.

  •
  NYSE: The Common Shares would continue to be traded on the NYSE under the symbol "TDS." The Special Common Shares would cease to trade on the NYSE after they are reclassified as Common Shares in the Share Consolidation because they would no longer be outstanding.

        The following illustration assumes that you own 100 Common Shares.

  •
  Shares: After the Share Consolidation, your 100 Common Shares would continue to be 100 Common Shares.

  •
  Votes for Directors: The 100 Common Shares would continue to have 100 votes in the election of 25% of the directors plus one additional director (or a total of four directors based on the current TDS Board size of twelve directors).

  •
  Votes for Other Matters: The 100 Common Shares would also continue to vote on matters other than the election of directors. However, the Common Shares would no longer have one vote per share in such matters. Instead, the votes of the Common Shares would float so that the total voting power of all Common Shares after the Charter Amendments are effective would equal approximately 43.3% of the total voting power of all outstanding shares of common stock in matters other than the election of directors, based on shares outstanding on June 30, 2011, subject to adjustment based on changes in the outstanding Series A Common Shares as discussed below. As a result of the reclassification of all outstanding Special Common Shares as Common Shares in the Share Consolidation, the initial per share voting power of each Common Share would be about 0.5 votes per share. Accordingly, the total voting power of such 100 Common Shares would initially decline from 100 votes to about 50 votes in matters other than the election of directors after the Charter Amendments are effective and thereafter would have voting power that would float depending on the number of outstanding Common Shares and Series A Common Shares, as discussed below.

  •
  Dividends: Subject to declaration or change in the per share dividend rate by the TDS Board, you would continue to receive an aggregate quarterly cash dividend of $11.75 with respect to such 100 Common Shares, which is the amount of the aggregate quarterly dividend a holder of 100 Common Shares currently receives based on the current quarterly dividend rate of $0.1175 per share. See "Dividend Policy" for the TDS Board's policy with respect to dividends and certain risks related to the payment of dividends.

  •
  NYSE: The Common Shares would continue to be traded on the NYSE under the symbol "TDS."

        See "Proposals—Charter Amendments."

What will happen to TDS' stock-based awards?

        Outstanding options to purchase Special Common Shares, restricted stock units for Special Common Shares and other awards with respect to Special Common Shares issued under the TDS long-term incentive plan will be converted into options, restricted stock units and other awards for the same number of Common Shares upon the same terms as in effect before the Share Consolidation. Options and other stock awards relating to tandem Common Shares and Special Common Shares will be converted into options or other stock awards with respect to Common Shares upon the same terms as in effect before the Share Consolidation. As a result, if the market price of the Common Shares after the Charter Amendments are effective exceeds the market price of the Special Common Shares prior to the effective date of the Charter Amendments, this would result in an increase in value to all holders of such stock options, restricted stock units and other awards. Thus, the Charter Amendments could provide a benefit to all officers and employees who hold stock options, restricted stock units or other stock awards with respect to Special Common Shares. However, there is no assurance that this will occur and no assurance as to the price of the Common Shares if the Charter Amendments become effective.

        There will be no changes to outstanding options to purchase Common Shares or other stock awards with respect to Common Shares, including the Common Share portion of tandem options and stock awards.

        Also, in connection with the Charter Amendments, TDS is asking shareholders to approve the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan as discussed in Proposal 6, which would replace the existing 2004 Long-Term Incentive Plan, which would be terminated with respect to new awards.

        In addition, the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors would be amended and restated, as discussed under Proposal 7.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Equity Based Compensation Plans."

When will all of this take place?

        If shareholders approve the Charter Amendments, and subject to certain other conditions discussed below, the Charter Amendments are anticipated to become effective shortly after the Special Meeting.

        Nevertheless, even if shareholders approve the Share Consolidation Amendment and Vote Amendment and related transactions, the TDS Board would not be required to effect, and could determine not to effect, the Share Consolidation Amendment and Vote Amendment. In such event, the TDS Board could determine to take no action or to pursue other action. If shareholders approve the proposals, the TDS Board will have a period of up to one year from the date of shareholder approval to effect the transactions. TDS currently does not know of any reason why the Charter Amendments would not be completed if all of the conditions are satisfied. If the TDS Board determines not to effect the Charter Amendments, TDS will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") announcing the decision.

        See "Proposals—Charter Amendments."

How will shares of capital stock vote after the Charter Amendments?

        After the effectiveness of the Charter Amendments, holders of Common Shares (with one vote per share) will continue to vote in the election of 25% of the directors (rounded up) plus one director (or four of the twelve present directors). The holders of Series A Common Shares and Preferred Shares, voting as a group, will continue to elect the remaining directors (eight out of twelve present directors) who are not elected by the holders of Common Shares.

        Actions submitted to a vote of shareholders other than the election of directors will continue to be voted on by holders of Common Shares, Series A Common Shares and Preferred Shares unless otherwise required by law or regulation. In such vote, holders of Common Shares will no longer have one vote per share. Instead, the votes of the Common Shares would float so that the total voting power of all Common Shares after the effective time of the Charter Amendments would equal approximately 43.3%, based on shares outstanding on June 30, 2011, subject to increase based on changes in the outstanding Series A Common Shares as discussed below. As a result of the reclassification of all outstanding Special Common Shares as Common Shares in the Share Consolidation, the initial per share voting power of each Common Share would be about 0.5 votes per share and thereafter would have voting power that would float depending on the number of outstanding Common Shares and Series A Common Shares, as discussed below.

        See "Proposal 3—Vote Amendment—Statutory Vote" and "Proposal 4—Vote Amendment—Ratification Vote" under "Proposals—Charter Amendments" below.

What are the reasons and potential advantages of the Charter Amendments?

        The TDS Board believes that the Charter Amendments may enable TDS to benefit in a variety of ways.

        As a result of the Share Consolidation Amendment, there will be only one publicly-traded class of stock, which will eliminate the discount in the market price of the Special Common Shares in relation to the Common Shares. TDS believes this will have several benefits, including facilitating certain of the following purposes, (i) consolidate the public float and increase the market liquidity of the publicly-traded shares of TDS (due to an anticipated increase in the trading volume of the consolidated common stock), (ii) reduce economic dilution that occurs from the issuance of Special Common Shares that trade at a discount to the market price of the Common Shares, (iii) increase flexibility for the issuance of shares of common stock for possible financings, acquisitions or other transactions, (iv) allow for easier analysis and valuation of the single class of publicly-traded common stock, (v) increase the market recognition of the value of TDS, (vi) simplify the TDS capital structure and reduce investor and employee confusion regarding two publicly-traded classes of capital stock, and (vii) simplify the planning and execution of TDS' open market stock repurchase program and its employee compensation activities.

        The primary purpose of the Vote Amendment is to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments (subject to adjustment as discussed herein).

        The primary purpose of the Ancillary Amendment is to "clean up" the TDS Charter to remove obsolete and inoperative provisions.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board—Reasons for Approval and Potential Advantages."

Are there any potential disadvantages or risks of the Charter Amendments of which I should be aware?

        When evaluating the Charter Amendments and related transactions, shareholders should be aware of certain potential disadvantages and risks.

        These potential disadvantages and risks include the following: (i) the Share Consolidation will have different effects on the holders of Common Shares compared to holders of Special Common Shares and may not benefit all shareholders the same or at all; (ii) there is no assurance that the market liquidity of the Common Shares after the Share Consolidation will increase and no assurance that the liquidity will not decrease; (iii) there can be no assurance as to the impact of the Charter Amendments on the market price of the Common Shares, and there is no assurance as to the market price of the Common Shares at any time following the Charter Amendments; (iv) if the Charter Amendments are effected, the vote per share in matters other than the election of directors of the current holders of Common Shares will decline; (v) the TDS Voting Trust, which controls TDS, and other Affiliated Persons, have interests in the Charter Amendments that may be different from, or in addition to, the interests of holders of Common Shares and Special Common Shares other than the Affiliated Persons; (vi) following the effectiveness of the Charter Amendments, the TDS Voting Trust will continue to control TDS and certain anti-takeover provisions in the TDS Charter or otherwise may delay or prevent a future change in control; (vii) the voting power of the TDS Voting Trust in matters other than the election of directors would increase by about 2.7% due to the fact that, in addition to Series A Common Shares, the TDS Voting Trust owns Special Common Shares which would receive the right to vote in matters other than the election of directors; (viii) the financial advisor opinion does not address all aspects of the proposed Charter Amendments and is subject to material qualifications, limitations, assumptions and other factors; and (ix) there is no assurance that the Charter Amendments will become effective and, if they do not become effective, TDS will not benefit from the expenses it has incurred in preparation for the Charter Amendments.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Background and Reasons for the Charter Amendments and Related Transactions; Recommendations of the TDS Board—Consideration of Potential Disadvantages."

Did TDS receive a fairness opinion from a financial advisor?

        In deciding to approve the Charter Amendments, the TDS Board received and considered the opinion of Citi to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, Citi's work described below under "Proposals—Charter Amendments—Charter Amendments Generally—Opinion of Financial Advisor" and other factors Citi deemed relevant, the reclassification ratio of one-for-one was fair from a financial point of view to both the holders of Common Shares and the holders of Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS). The full text of the written opinion of Citi, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is included in this Proxy Statement as Exhibit B. We urge you to read the opinion in its entirety.

        Citi's advisory services and opinion were provided for the information and assistance of the TDS Board in connection with its consideration of the Share Consolidation. Neither Citi's opinion nor the related analyses constituted a recommendation of the proposed Share Consolidation or the proposed reclassification ratio of one-for-one to the TDS Board. Citi's opinion is not intended to be and does not constitute a recommendation, and Citi does not make any recommendation, as to how any holder of TDS shares should vote with respect to the Share Consolidation Amendment or any of the other proposals.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Opinion of Financial Advisor."

Did the independent directors of TDS receive financial and legal advice in connection with the Proposals?

        In connection with their consideration of the Charter Amendments and related transactions, the independent directors engaged Credit Suisse Securities (USA) LLC, which we refer to as "Credit Suisse," as financial advisor, and Bass, Berry & Sims as legal advisor to the independent directors.

Do certain persons have an interest in the Charter Amendments?

        Shareholders are urged to carefully study and consider the Charter Amendments and related transactions in light of the interests of certain persons in the Charter Amendments that are different from the interests of shareholders generally. The TDS Voting Trust and its trustees and beneficiaries have an interest in the Charter Amendments and related transactions that is different than the interests of shareholders generally because the Charter Amendments may facilitate the ability of the TDS Voting Trust to retain voting control of TDS. Certain directors of TDS are trustees and beneficiaries of the TDS Voting Trust.

        The voting power of the TDS Voting Trust on matters other than the election of directors will increase by approximately 2.7% (based on shares outstanding as of June 30, 2011) because the TDS Voting Trust owns a substantial number of Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation. In addition, as a result of the Vote Amendment, future issuances of Common Shares (other than Common Shares issued upon conversion of Series A Common Shares) will not decrease the voting power of the Series A Common Shares held by the TDS Voting Trust, as compared to the aggregate voting power of the Common Shares, with respect to matters other than the election of directors. In comparison, currently the issuance of Common Shares (but not the issuance of Special Common Shares) would decrease the voting power of the Series A Common Shares held by the TDS Voting Trust in matters other than the election of directors. (The foregoing only relates to matters other than the election of directors. There will be no change in voting with respect to the election of directors, except that holders of Special Common Shares will vote as holders of Common Shares rather than holders of Special Common Shares if the Charter Amendments become effective. See descriptions under "Summary Comparison of Current Equity Capitalization with Proposed Capitalization" and "Description of TDS Capital Stock" for information on voting for directors.)

        The TDS Voting Trust may also have an interest in the Share Consolidation Amendment that is different than the interests of holders of Common Shares because the TDS Voting Trust does not hold any Common Shares but holds a substantial number of Special Common Shares, which presently have a market price that is less than the market price of the Common Shares. In addition, as noted above, like all holders of Special Common Shares, the TDS Voting Trust's voting power on matters other than the election of directors would increase (by approximately 2.7% based on shares outstanding as of June 30, 2011) due to the reclassification of its Special Common Shares in the Share Consolidation, while the voting power of the pre-Share Consolidation holders of Common Shares will decrease. For the same reasons, executive officers of TDS may have an interest in the proposals because many of them beneficially own and/or have options or other equity awards primarily or solely with respect to Special Common Shares rather than Common Shares. Also, certain directors who are not otherwise interested in the transactions own primarily (or only) Special Common Shares due to the fact that TDS directors are compensated in part through the issuance of Special Common Shares.

        As a result of these and other interests, the TDS Board determined it appropriate to voluntarily require, as a non-waivable condition, that the Share Consolidation Amendment and the Vote Amendment, and the actions of the TDS Board in approving and recommending the Charter Amendments to the TDS shareholders, be approved and ratified by (i) a majority of the outstanding Common Shares (excluding Common Shares held by the Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by the Affiliated Persons), voting separately as a class, as discussed below.

        Although the approval of the Share Consolidation Amendment and the Vote Amendment by a majority of the outstanding Common Shares and Special Common Shares, each voting as a separate class and in each case excluding Common Shares and Special Common Shares held by the Affiliated Persons, is not required by the rules of the NYSE, Delaware law or the TDS Charter or Bylaws, TDS believes that such approvals may have certain effects under Delaware law. TDS believes that the aforementioned approvals by the Common Shares and Special Common Shares not held by Affiliated Persons would constitute evidence of the fairness of the Share Consolidation Amendment and/or the Vote Amendment in the event of any judicial proceedings, and could cause a court reviewing these transactions to apply a standard of review or burden of proof under Delaware law more favorable to sustaining the Charter Amendments than might apply absent such approvals. TDS believes that the aforementioned approvals of the Share Consolidation Amendment and the Vote Amendment by the Common Shares and Special Common Shares not held by the Affiliated Persons could operate as a ratification of the TDS Board's decision and its process in approving the Share Consolidation Amendment and/or the Vote Amendment and could extinguish some or all legal challenges to or otherwise resulting from the TDS Board's approval of the Share Consolidation Amendment and/or the Vote Amendment or the effectiveness of such amendments.

        See "Proposals—Charter Amendments—Charter Amendments Generally—Interests of Certain Persons."

Are there conditions to the Charter Amendments and others proposals?

        As permitted by Delaware law, there are certain conditions to the Charter Amendments and other proposals, as discussed below.

        In addition, even if the conditions to the proposals are satisfied, the TDS Board will not be obligated to complete the proposals. As permitted under Delaware law, the TDS Board may determine not to effect the Charter Amendments, even if they are approved by shareholders and all of the other conditions to the Charter Amendments are satisfied. The TDS Board will have a period of up to one year after shareholder approval to effect the transactions. TDS currently does not know of any reason why the Charter Amendments would not be completed if all of the conditions are satisfied. If the TDS Board determines not to effect the Charter Amendments, TDS will issue a press release and file a Current Report on Form 8-K with the SEC announcing the decision.

        See "Proposals—Charter Amendments—Charter Amendments Generally."

What are the conditions to each of the Charter Amendments in Proposals 1, 2, 3, 4 and 5?

        As permitted by Delaware law, neither the Share Consolidation Amendment nor the Vote Amendment will be effected if the other is not approved or effected and the Ancillary Amendment will not be effected if either the Share Consolidation Amendment or Vote Amendment is not approved or effected.

        In addition, the effectiveness of the Charter Amendments is subject to the following conditions: (i) approval by shareholders of the Charter Amendments, (ii) NYSE approval of the listing of the additional Common Shares that will be outstanding as a result of the Share Consolidation and no change in the NYSE interpretation that the Common Shares will qualify for continued listing after the effectiveness of the Charter Amendments, (iii) receipt of all required approvals and consents, if any, and (iv) no legal prohibition.

        See "Proposals—Charter Amendments."

What are the conditions to the Plan Adoption and Amendment in Proposals 6 and 7?

        As permitted by Delaware law, these proposals are conditioned on the approval of the Charter Amendments. Thus, the Plan Adoption and Amendment will not be implemented if the Charter Amendments are not approved or implemented.

        See "Proposals—Plan Adoption and Amendment."

Are there any conditions to the Adjournment Proposal in Proposal 8?

        The only condition of the Adjournment Proposal is that this proposal will not be utilized unless there are insufficient votes to adopt Proposal 1, 2, 3 or 4 at the Special Meeting.

        See "Proposals—Other Proposal."

What is the procedure for effecting the Charter Amendments and the impact on holders of stock certificates?

        If shareholders approve the proposed Charter Amendments and the TDS Board determines to implement the proposed Charter Amendments, TDS will file a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Charter Amendments would become effective at the time and date specified in such Restated Certificate of Incorporation, which we refer to as the "Effective Time." Beginning at the Effective Time, existing certificates representing Special Common Shares will automatically represent an equal number of Common Shares without further action by the holders of Special Common Shares.

        See "Proposals—Charter Amendments—Charter Amendments Generally."

Should I send in my stock certificates?

        No. You should not send in your existing stock certificates representing shares of TDS. It will not be necessary for holders of Common Shares or Special Common Shares to exchange their existing certificates for new certificates.

        Shareholders should retain all certificates which represent Common Shares because such certificates will continue to represent Common Shares of TDS, whether or not the Share Consolidation takes place.

        Shareholders also should retain all certificates which currently represent Special Common Shares because such certificates will represent Common Shares if the Share Consolidation takes place, and will continue to represent Special Common Shares if the Share Consolidation does not take place for any reason.

        If the Charter Amendments become effective, the former holders of Special Common Shares will have the option to exchange their old Special Common Share certificates for Common Share certificates, but there will be no need to do so. If the Charter Amendments become effective, you may exchange your Special Common Share certificates by contacting TDS' transfer agent and registrar, Computershare Trust Company, N.A. at 1-800-962-4284 or online at www.computershare.com.

Voting Matters

What shares of stock are outstanding and what shares of stock will vote at the meeting?

        TDS has the following classes of stock outstanding:

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  Special Common Shares;

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  Common Shares;

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  Series A Common Shares; and

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  Preferred Shares.

        Each of the above classes of stock will vote at the meeting.

        As required by the Delaware General Corporation Law, the TDS Charter, the TDS Bylaws and/or NYSE rules, the holders of outstanding Common Shares, Series A Common Shares and Preferred Shares, will vote together as a single group on the approval of each of the proposals. The holders of outstanding Common Shares and Special Common Shares will each vote separately as a class with respect to the Share Consolidation Amendment.

        The holders of outstanding Series A Common Shares and Common Shares will each vote separately as a class with respect to the Vote Amendment.

        The TDS Board has determined to submit the Share Consolidation Amendment and the Vote Amendment for approval and ratification by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class.

        See further details on such votes in the following questions of this Summary.

How may shareholders vote with respect to each of the proposals?

        Shareholders may, with respect to each of the proposals:

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  vote FOR,

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  vote AGAINST, or

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  ABSTAIN from voting on the proposal.

        The TDS Board unanimously recommends a vote FOR each proposal.

How does the TDS Voting Trust intend to vote?

        The TDS Voting Trust held                          Series A Common Shares on the record date, representing approximately         % of the outstanding Series A Common Shares as of such date. By reason of such holding, the TDS Voting Trust has approximately         % of the voting power with respect to matters other than the election of directors. Given the voting power of the Series A Common Shares, Proposals 1 and 3 may not be approved without the affirmative vote of a majority of the Series A Common Shares outstanding, which vote is controlled by the TDS Voting Trust.

        In addition, the TDS Voting Trust held                          Special Common Shares on the record date, representing approximately 13.0% of the outstanding Special Common Shares as of such date.

        The TDS Voting Trust has advised TDS that it intends to vote FOR each of the proposals.

        If the TDS Voting Trust votes in favor of the foregoing proposals as it has advised, then the approval of each of Proposals 5, 6, 7 and 8 is assured.

        However, approval of the Share Consolidation Amendment in Proposals 1 and 2 and the Vote Amendment in Proposals 3 and 4 is not assured even if the TDS Voting Trust votes in favor of such proposals, for the following reasons.

        In particular, the Share Consolidation Amendment in Proposal 1 requires the approval by a majority of the outstanding Common Shares and Special Common Shares, each voting separately as a class, as required by Section 242(b) of the Delaware General Corporation Law. The TDS Voting Trust does not hold any Common Shares and holds only about 13.0% of the Special Common Shares.

        The Vote Amendment in Proposal 3 requires the approval by a majority of the outstanding Common Shares and Series A Common Shares, each voting separately as a class, as required by Section 242(b) of the Delaware General Corporation Law. The TDS Voting Trust does not hold any Common Shares.

        Proposals 2 and 4 also require approval by the holders of (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. Special Common Shares held by the TDS Voting Trust will be counted as shares held by an Affiliated Person for such purpose and the TDS Voting Trust does not hold any Common Shares. See further details in the following questions and answers.

How do I vote?

        Proxies are being requested from the holders of Special Common Shares, Common Shares, Series A Common Shares and Preferred Shares in connection with the each of the proposals.

        Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Trust Company, N.A., P.O. Box 43126, Providence, Rhode Island 02940-5138, or vote using the Internet or by phone in accordance with the instructions set forth on the proxy card. If you hold more than one class of TDS shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote by proxy on the Internet or by phone or return the enclosed proxy cards as follows:

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  a proxy card for Special Common Shares, including Special Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

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  a proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

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  a proxy card for Series A Common Shares, including Series A Common Shares owned through the TDS dividend reinvestment plan; and

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  a proxy card for Preferred Shares.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the accompanying form in time for the Special Meeting will be voted in the manner directed on the proxies.

        If no direction is made, a proxy by any shareholder will be voted FOR each of the proposals.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the Special Meeting, by written notice to the Secretary of TDS, by submitting a later dated proxy or by attending and voting in person at the Special Meeting.

How will my shares be voted if I own shares through a broker?

        If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee ("broker"), such broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give specific instructions to the broker or do not have standing instructions on file with the broker, under Rule 452 of the NYSE Listed Company Manual, the broker will not be permitted to vote the shares with respect to "non-discretionary" items (in which case such shares will be treated as "broker non-votes"). We believe that all of the proposals are non-routine and non-discretionary items. As a result, if your broker does not have specific or standing instructions, your shares will be treated as "broker non-votes" and will not be voted on such matters. Accordingly, we urge you to provide instructions to your broker so that your votes may be counted on all matters. If your shares are held in street name, your broker will include a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your voting instruction card to your broker and/or contact your broker to ensure that a proxy card is voted on your behalf.

What is the quorum required for the Special Meeting?

        A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the Special Meeting to proceed. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Special Meeting, such shares will constitute a quorum at the Special Meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum consisting of the presence in person or by proxy of a majority of the voting power of the outstanding shares of such class or group is also required with respect to such proposal for the vote to proceed with respect to such proposal.

        A quorum for purposes of Proposal 1 will require (i) a majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, and (ii) the presence in person or representation by proxy of a majority of the voting power of each of the outstanding Common Shares and Special Common Shares. A quorum for purposes of Proposal 2 will require the presence in person or representation by proxy of a majority of the voting power of each of the outstanding Common Shares and Special Common Shares, even though only shares held by persons other than Affiliated Persons will be counted in this vote.

        A quorum for purposes of Proposal 3 will require (i) a majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, and (ii) the presence in person or representation by proxy of a majority of the voting power of each of the outstanding Series A Common Shares and Common Shares. A quorum for purposes of Proposal 4 will require the presence in person or representation by proxy of a majority of the voting power of each of the outstanding Common Shares and Special Common Shares, even though only shares held by persons other than Affiliated Persons will be counted in this vote.

        With respect to each of Proposals 5, 6, 7 and 8, a quorum will require a majority of the voting power of shares of capital stock represented in person or by proxy and entitled to vote on such proposal.

        Abstentions from voting on such proposals by shares entitled to vote on such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. Because none of the matters to be considered at the Special Meeting are routine discretionary matters on which brokers may vote without instruction, any broker non-votes will not be counted in determining whether or not a quorum is present.

        If TDS shares held by the TDS Voting Trust are present in person or represented by proxy at the Special Meeting, such shares will constitute a quorum at the Special Meeting in connection with Proposals 5, 6, 7 and 8, but not Proposals 1, 2, 3 or 4.

Can the Special Meeting be adjourned?

        Even if a quorum is present, holders of a majority of the voting stock represented in person or by proxy may adjourn or postpone the Special Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to propose and approve an adjournment or postponement.

        In addition, TDS management is asking shareholders to approve Proposal 8, which would give the persons named in the enclosed proxy discretionary authority to adjourn the meeting to solicit additional votes for Proposal 1, 2, 3 or 4.

        TDS does not currently have any expectation that the Special Meeting would be adjourned.

What statutory vote is required for the Share Consolidation Amendment—Statutory Vote in Proposal 1?

        To be approved, the Share Consolidation Amendment—Statutory Vote will need to satisfy the following statutory vote requirements under Section 242(b) of the Delaware General Corporation Law: (i) the affirmative vote of a majority of the voting power of the outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single class (which vote is controlled by the TDS Voting Trust) and (ii) the affirmative vote of a majority of the outstanding Common Shares and Special Common Shares, each voting separately as a class. The vote in clause (i) will also serve as a vote on the issuance of Common Shares upon the reclassification of Special Common Shares in the Share Consolidation pursuant to the vote requirements of Section 312.03 of the NYSE Listed Company Manual.

        In this vote, abstentions from voting on such proposal and broker non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for purposes of such vote.

What statutory vote is required for the Vote Amendment—Statutory Vote in Proposal 3?

        To be approved, the Vote Amendment—Statutory Vote will need to satisfy the following statutory vote requirements under Section 242(b) of the Delaware General Corporation Law: (i) the affirmative vote of a majority of the voting power of the outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single class, (which vote is controlled by the TDS Voting Trust) and (ii) the affirmative vote of a majority of the outstanding Series A Common Shares and Common Shares, each voting separately as a class.

        In this vote, abstentions from voting on such proposal and broker non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for purposes of such vote.

What vote has the TDS Board determined to seek for the Share Consolidation Amendment—Ratification Vote in Proposal 2 and the Vote Amendment—Ratification Vote in Proposal 4?

        The TDS Board has determined that the Share Consolidation Amendment—Ratification Vote in Proposal 2 and the Vote Amendment—Ratification Vote in Proposal 4 must be approved by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. Approval by the holders of Common Shares or Special Common Shares other than Affiliated Persons voting separately as a class is not required under Delaware law, the TDS Charter or otherwise. The TDS Board added this approval requirement voluntarily in order to provide an independent opportunity for the holders of Common Shares and Special Common Shares other than Affiliated Persons to determine whether the Share Consolidation and the Vote Amendment should be implemented.

        For purposes of the foregoing vote, "Affiliated Persons" means the TDS Voting Trust, members of the Carlson family who are shareholders of TDS, and directors and executive officers of TDS. Such persons are identified below under "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

        In this vote, abstentions from voting on such proposal and broker non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for purposes of such vote.

What vote is required for the Ancillary Amendment in Proposal 5?

        To be approved, the Ancillary Amendment will require the affirmative vote of a majority of the voting power of all outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single class (which vote is controlled by the TDS Voting Trust). This vote will satisfy the Delaware statutory requirements as well as the vote requirements of the NYSE.

        In this vote, abstentions from voting on such proposal and broker non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for the purposes of such vote.

What vote is required for Proposals 6, 7 and 8?

        The approval of each of Proposals 6, 7 and 8 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of the Common Shares, Preferred Shares and Series A Common Shares voting together as a single group and entitled to vote on such proposal and present in person or represented by proxy at the Special Meeting. Abstentions from voting on such a proposal will be treated as a vote against such proposal. Broker non-votes with respect to such a proposal will not be counted as shares which could be cast on such proposal and, accordingly, will not affect the determination of whether such proposal is approved.

        This vote will satisfy the vote requirements of the TDS Bylaws and will also satisfy the vote requirements of Section 303A.08 of the NYSE Listed Company Manual with respect to Proposals 6 and 7.

What is the voting power of the outstanding shares in matters other than the election of directors on the record date for purposes of the vote of all classes of capital stock entitled to vote under Proposals 1, 3, 5, 6, 7 and 8?

        Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name. The following shows certain information relating to the outstanding shares and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Series A Common Shares		10
Common Shares		1
Preferred Shares		1

        Under the TDS Charter, the holders of Special Common Shares do not vote for matters other than the election of certain directors except as required by law or regulation. However, as noted above and discussed more fully below, the holders of Special Common Shares have a statutory class vote under the Delaware General Corporation Law with respect to the Share Consolidation Amendment. In addition, the TDS Board has determined to voluntarily submit the Share Consolidation Amendment and the Vote Amendment for approval and ratification by a majority of the holders of Special Common Shares other than Affiliated Persons, as well as by a majority of the holders of Common Shares other than Affiliated Persons. See further details in the following questions of this Summary.

What is the voting power of the outstanding Special Common Shares in the statutory class vote under Proposal 1?

        The following shows the number of outstanding Special Common Shares and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Special Common Shares		1

What is the voting power of the Common Shares in the statutory class vote under Proposals 1 and 3?

        The following shows the number of outstanding Common Shares and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Common Shares		1

What is the voting power of the Series A Common Shares in the statutory class vote under Proposals 1 and 3?

        The following shows the number of outstanding Series A Common Shares and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Series A Common Shares		10

What is the voting power of the Common Shares in the ratification class vote under Proposal 2 and Proposal 4?

        The following shows a reconciliation of the number of outstanding Common Shares not held by Affiliated Persons and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Outstanding Common Shares		1
Less Common Shares held by Affiliated Persons		1

Common Shares held by Other Shareholders		1

What is the voting power of the Special Common Shares in the ratification class vote under Proposal 2 and Proposal 4?

        The following shows a reconciliation of the number of outstanding Special Common Shares not held by Affiliated Persons and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power
Outstanding Special Common Shares		1
Less Special Common Shares held by Affiliated Persons		1

Special Common Shares held by Other Shareholders		1

What is the number of shares held by Affiliated Persons as of the record date?

        The following shows the number of outstanding Common Shares and Special Common Shares as of the record date that are considered to be held by Affiliated Persons for purposes of this Proxy Statement:

	Common Shares	Special Common Shares
Held by TDS Voting Trust
Held by Affiliated Persons Outside of TDS Voting Trust

Total

        For purposes herein, the shares held by Affiliated Persons outside of the TDS Voting Trust are referred to as shares held by "Non-Voting Trust Affiliated Persons."

Other Matters

Do shareholders have dissenters' rights?

        No holders of capital stock of TDS have the right to dissent and receive payment for their shares (sometimes referred to as appraisal rights) under Delaware law in connection with the Charter Amendments.

Are there regulatory matters of which I should be aware?

        A shareholder who will beneficially own 5% or more of the outstanding Common Shares after the recapitalization will be required to file a report or an amended report under Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

        A shareholder who will beneficially own 10% or more of the outstanding Common Shares after the recapitalization may be required to file a report or an amended report under Section 16(a) of the Securities Exchange Act of 1934 and may be subject to liability for short-swing profits under Section 16(b) of that act.

        Shareholders who believe they may be subject to any of these requirements should consult with their own counsel for further information.

Will the independent auditors be at the Special Meeting?

        Representatives of PricewaterhouseCoopers LLP, TDS' independent registered public accountants for the current fiscal year and the last fiscal year, are expected to be present at the Special Meeting and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the Special Meeting or submitted in writing prior thereto.

What do I do if I have additional questions about voting procedures or need additional copies?

        If you have any questions about voting procedures prior to the Special Meeting, please call TDS' Proxy Solicitor, MacKenzie Partners, Inc., at the telephone number and address indicated below. Additional copies of this Proxy Statement or the proxy cards may be obtained from the Proxy Solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
CALL TOLL-FREE (800) 322-2885
FAX: (212) 929-0308

SUMMARY COMPARISON OF CURRENT EQUITY CAPITALIZATION
WITH PROPOSED CAPITALIZATION

        The following is a summary of the differences between the equity capitalization of TDS as of June 30, 2011, under the column captioned "Status Quo," and the equity capitalization of TDS on a pro forma basis as of June 30, 2011, under the column captioned "Pro-Forma," as if the Charter Amendments had become effective on that day. Reference to shares held by "Non-Voting Trust Affiliated Persons" is comprised of shares held by members of the Carlson family outside of the TDS Voting Trust and shares held by directors and executive officers of TDS outside of the TDS Voting Trust. "Other Shareholders" refers to holders of Series A Common Shares, Common Shares or Special Common Shares other than the Affiliated Persons. (Some columns do not total due to rounding.)

        NOTE: Shares that are Special Common Shares in the Status Quo column represent Common Shares in the Pro Forma column following the Share Consolidation.

1.     Authorized Shares

	Status Quo	Pro-Forma
Preferred Shares
Series that remain outstanding	9,577	9,577
Series that are no longer outstanding	269,824	269,824

Total Preferred Shares	279,401	279,401
Undesignated Shares	4,720,599	4,720,599

Preferred Shares and Undesignated Shares	5,000,000	5,000,000

Common Stock:
Series A Common Shares	25,000,000	25,000,000
Special Common Shares	165,000,000	—
Common Shares	100,000,000	265,000,000

Total Shares of Common Stock	290,000,000	290,000,000

Tracking Stock
Telecom Group Shares	90,000,000	—
Cellular Group Shares	140,000,000	—
Aerial Group Shares	95,000,000	—

Total Shares of Tracking Stock	325,000,000	—

Total Shares of Capital Stock	620,000,000	295,000,000

2.     Outstanding Shares

	Status Quo	Pro-Forma
Preferred Shares	8,300	8,300

Series A Common Shares:
Held by TDS Voting Trust	6,175,523	6,175,523
Held by Non-Voting Trust Affiliated Persons	256,764	256,764
Held by Other Shareholders	94,156	94,156

Subtotal Series A Common Shares	6,526,443	6,526,443

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	6,091,126	6,091,126
Held by Non-Voting Trust Affiliated Persons	312,267	312,267
Held by Other Shareholders	40,455,930	40,455,930

Subtotal Special Common Shares	46,859,323

Common Shares: Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	154,296	154,296
Held by Other Shareholders	49,782,954	49,782,954

Subtotal Common Shares	49,937,250	96,796,573

Total Common Stock	103,323,016	103,323,016

3.     Outstanding Shares as a Percent of Common Equity

	Status Quo	Pro-Forma
Series A Common Shares:
Held by TDS Voting Trust	6.0%	6.0%
Held by Non-Voting Trust Affiliated Persons	0.2%	0.2%
Held by Other Shareholders	0.1%	0.1%

Subtotal Series A Common Shares	6.3%	6.3%

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	5.9%	5.9%
Held by Non-Voting Trust Affiliated Persons	0.3%	0.3%
Held by Other Shareholders	39.2%	39.2%

Subtotal Special Common Shares	45.4%

Common Shares:
Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	0.1%	0.1%
Held by Other Shareholders	48.2%	48.2%

Subtotal Common Shares	48.3%	93.7%

Total Common Stock	100.0%	100.0%

4.     Votes for Directors

	Status Quo	Pro-Forma
Series A Common Shares and Preferred Shares	Elects 75% of directors less one director (or 8 directors based on 12 directors).	Would continue to vote in the election of 75% of directors less one director (or 8 directors based on 12 directors).
Common Shares	Votes together with holders of Special Common Shares in the election of 25% of directors plus one director (or 4 directors based on 12 directors).	Would continue to vote in the election of 25% of directors plus one director (or 4 directors based on 12 directors).
Special Common Shares	Votes together with holders of Common Shares in the election of 25% of directors plus one director (or 4 directors based on 12 directors).	—

5.     Voting Power in Election of Directors

	Status Quo	Pro-Forma
8 Directors:
Preferred Shares	8,300	8,300
Series A Common Shares:
Held by TDS Voting Trust	61,755,230	61,755,230
Held by Non-Voting Trust Affiliated Persons	2,567,640	2,567,640
Held by Other Shareholders	941,560	941,560

Total	65,272,730	65,272,730

4 Directors:
Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	6,091,126	6,091,126
Held by Non-Voting Trust Affiliated Persons	312,267	312,267
Held by Other Shareholders	40,455,930	40,455,930
Common Shares:
Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	154,296	154,296
Held by Other Shareholders	49,782,954	49,782,954

Total	96,796,573	96,796,573

6.     Percentage Voting Power in Election of Directors

	Status Quo	Pro-Forma
8 Directors:
Preferred Shares	— (1)	— (1)
Series A Common Shares:
Held by TDS Voting Trust	94.6%	94.6%
Held by Non-Voting Trust Affiliated Persons	3.9%	3.9%
Held by Other Shareholders	1.5%	1.5%

Total	100.0%	100.0%

4 Directors:
Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	6.3%	6.3%
Held by Non-Voting Trust Affiliated Persons	0.3%	0.3%
Held by Other Shareholders	41.8%	41.8%
Common Shares:
Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	0.2%	0.2%
Held by Other Shareholders	51.4%	51.4%

Total	100.0%	100.0%

(1)
Less than 0.1%

7.     Votes per Share on Matters Other than Election of Directors

	Status Quo	Pro-Forma
Preferred Shares	1 vote per share.	1 vote per share.
Series A Common Shares	10 votes per share.	10 votes per share.
Common Shares	1 vote per share.	Vote per share would float, initially about 0.5 votes per share.
Special Common Shares	None except as required by law.	—

8.     Voting Power on Matters Other than Election of Directors (using Pro-Forma voting power per Common Share of approximately 0.5159 assuming Share Combination had occurred on June 30, 2011) (2)

	Status Quo	Pro-Forma
Preferred Shares	8,300	8,300

Series A Common Shares:
Held by TDS Voting Trust	61,755,230	61,755,230
Held by Non-Voting Trust Affiliated Persons	2,567,640	2,567,640
Held by Other Shareholders	941,560	941,560

Subtotal Series A Common Shares	65,264,430	65,264,430

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	—	3,142,405
Held by Non-Voting Trust Affiliated Persons	—	161,098
Held by Other Shareholders	—	20,871,172
Common Shares:
Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	154,296	79,601
Held by Other Shareholders	49,782,954	25,682,974

Subtotal Common Shares	49,937,250	49,937,250

Total	115,209,980	115,209,980

(2)
Unless otherwise required by law, and except with respect to mergers as discussed below, the Preferred Shares, the Series A Common Shares and the Common Shares vote together as a single group on matters other than the election of directors, and the Special Common Shares have no votes in such matters.

9.     Percentage Voting Power on Matters Other than Election of Directors

	Status Quo	Pro-Forma
Preferred Shares	— (3)	— (3)

Series A Common Shares:
Held by TDS Voting Trust	53.6%	53.6%
Held by Non-Voting Trust Affiliated Persons	2.2%	2.2%
Held by Other Shareholders	0.9%	0.9%

Subtotal Series A Common Shares	56.7%	56.7%

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Held by TDS Voting Trust	—	2.7%
Held by Non-Voting Trust Affiliated Persons	—	0.1%
Held by Other Shareholders	—	18.1%
Common Shares:
Held by TDS Voting Trust	—	—
Held by Non-Voting Trust Affiliated Persons	0.1%	0.1%
Held by Other Shareholders	43.2%	22.3%

Subtotal Common Shares	43.3%	43.3%

Total	100.0%	100.0%

(3)
Less than 0.1%.

10.  Treasury Shares and Shares held by Subsidiary

	Status Quo	Pro-Forma
Preferred Shares and Undesignated Shares	—	—

Series A Common Shares	—	—

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Treasury Shares	16,099,089	16,099,089
Shares held by Subsidiary	484,012	484,012

Subtotal Special Common Shares	16,583,101

Common Shares:
Treasury Shares	6,671,251	6,671,251
Shares held by Subsidiary	484,012	484,012

Subtotal Common Shares	7,155,263	23,738,364

Total Common Stock	23,738,364	23,738,364

11.  Shares Reserved for Issuance

	Status Quo	Pro-Forma
Preferred Shares and Undesignated Shares	—	—

Series A Common Shares:
Dividend Reinvestment Plan	92,464	92,464

Subtotal Series A Common Shares	92,464	92,464

Special Common Shares—Status Quo (Common Shares—Pro Forma):
Possible Conversion of Series A Common Shares	6,730,000	—	(4)
2004 Long-Term Incentive Plan	9,115,581	9,115,581
Dividend Reinvestment Plan	254,293	254,293
Compensation Plan for Non-Employee Directors	54,524	54,524
2009 Employee Stock Purchase Plan	20,605	—	(5)
Tax Deferred Savings Plan	45,000	45,000

Subtotal Special Common Shares	16,220,003

Common Shares:
Possible Conversion of Series A Common Shares	6,618,907	6,618,907
2004 Long-Term Incentive Plan	1,955,211	1,955,211
Dividend Reinvestment Plan	324,636	324,636
Tax Deferred Savings Plan	45,341	45,341

Subtotal Common Shares	8,944,095	18,413,493

Total Common Stock	25,256,562	18,505,957

(4)
The reserve for possible conversion of Series A Common Shares into Special Common Shares will be eliminated if the Charter Amendments become effective because the Series A Common Shares would thereafter only be convertible into Common Shares, and a reserve for such purposes is included under "Common Shares."

(5)
The 2009 Employee Stock Purchase Plan is being terminated.

12.  Authorized Shares Available for Issuance based on Shares and Reserves as of June 30, 2011 (Authorized Shares (Item 1) less Outstanding Shares (Item 2) less Treasury Shares and Shares held by Subsidiary (Item 10) and less Shares Reserved for Issuance (Item 11))

	Status Quo	Pro-Forma
Preferred Shares and Undesignated Shares	4,991,700	4,991,700

Series A Common Shares	18,381,093	18,381,093

Special Common Shares—Status Quo (Common Shares—Pro Forma)	85,337,573	92,088,178

Common Shares	33,963,392	33,963,392

Total Common Shares	33,963,392	126,051,570	(6)

(6)
In addition, treasury shares identified above under Item 10 could be used instead of or in addition to issuing such authorized but unissued shares.

13.  Additional Shares to be Reserved for Issuance (per Proposal 6)

	Status Quo	Pro-Forma
Preferred Shares and Undesignated Shares	—	—

Series A Common Shares	—	—

Special Common Shares—Status Quo (Common Shares—Pro Forma):	—	—

Common Shares:
2011 Long-Term Incentive Plan	—	6,000,000

Total Common Shares	—	6,000,000

14.  Authorized Shares Available for Issuance After Deductions of Additional Shares to be Reserved for Issuance (Authorized Shares Available for Issuance based on Shares and Reserves as of June 30, 2011(Item 12) less Additional Shares to be Reserved for Issuance (Item 13))

	Status Quo	Pro-Forma
Preferred Shares and Undesignated Shares	4,991,700	4,991,700

Series A Common Shares	18,381,093	18,381,093

Special Common Shares—Status Quo (Common Shares—Pro Forma)	85,337,573	92,088,178

Common Shares	33,963,392	27,963,392

Total Common Shares	33,963,392	120,051,570	(7)

(7)
In addition, treasury shares identified above under Item 10 could be used instead of or in addition to issuing such authorized but unissued shares.

15.  Cash Dividends

	Status Quo	Pro-Forma
Preferred Shares	Preferred Shares have a senior preference to all common stock.	Preferred Shares would continue to have a senior preference to all common stock.
Series A Common Shares	Series A Common Shares are entitled to the same or lesser per share dividends than Common Shares and Special Common Shares.	Series A Common Shares are entitled to the same or lesser per share dividends than Common Shares.
Common Shares	Common Shares are entitled to the same per share dividends as the Special Common Shares, and the same or greater per share dividends than Series A Common Shares.	Common Shares are entitled to the same or greater per share dividends than Series A Common Shares.
Special Common Shares	Special Common Shares are entitled to the same per share dividends as Common Shares, and the same or greater per share dividends than Series A Common Shares.	—

16.  Conversion Rights

	Status Quo	Pro-Forma
Preferred Shares	As set forth in designation.	As set forth in designation.
Series A Common Shares	Convertible on a share-for-share basis into Common Shares or Special Common Shares.	Convertible on a share-for-share basis into Common Shares.
Common Shares	Not convertible into any other class of stock.	Not convertible into any other class of stock.
Special Common Shares	Not convertible into any other class of stock.	—

17.  Preemptive Rights

	Status Quo	Pro-Forma
Preferred Shares	As set forth in designation.	As set forth in designation.
Series A Common Shares	Preemptive right to purchase additional Series A Common Shares for cash.	Preemptive right to purchase additional Series A Common Shares for cash.
Common Shares	No preemptive rights to acquire any class of stock.	No preemptive rights to acquire any class of stock.
Special Common Shares	No preemptive rights to acquire any class of stock.	—

18.  Liquidation

	Status Quo	Pro-Forma
Preferred Shares	Preferred Shares have a senior preference to all common stock. Subject to such preference, shares of common stock are entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock.	Preferred Shares will continue to have a senior preference to all common stock. Subject to such preference, shares of common stock are entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock.
Series A Common Shares	Series A Common Shares are entitled to one Liquidation Unit per share.	Series A Common Shares are entitled to one Liquidation Unit per share.
Common Shares	Common Shares are entitled to one Liquidation Unit per share.	Common Shares are entitled to one Liquidation Unit per share.
Special Common Shares	Special Common Shares are entitled to one Liquidation Unit per share.	—

19.  Merger Consideration

	Status Quo	Pro-Forma
Preferred Shares	No specific provision.	No specific provision.
Series A Common Shares	No specific provision.	No specific provision.
Common Shares	Common Shares and Special Common Shares are generally entitled to receive the same per share consideration.	This provision would be deleted because there would no longer be any Special Common Shares.
Special Common Shares	Special Common Shares and Common Shares are generally entitled to receive the same per share consideration.	—

20.  Voting Rights for Mergers

	Status Quo	Pro-Forma
Preferred Shares	No specific provision.	No specific provision.
Series A Common Shares	Holders of Series A Common Shares have a class vote for any merger requiring the approval of TDS shareholders.	Holders of Series A Common Shares will continue to have a class vote for any merger requiring the approval of TDS shareholders.
Common Shares	Holders of Common Shares have a class vote for any merger requiring the approval of TDS shareholders.	Holders of Common Shares will continue to have a class vote for any merger requiring the approval of TDS shareholders.
Special Common Shares	Holders of Special Common Shares have no vote for any merger requiring the approval of TDS shareholders.	—

SELECTED CONSOLIDATED FINANCIAL INFORMATION AND PER SHARE INFORMATION

        Because the Charter Amendments will not have any effect on the business, operations or overall capitalization of TDS, except that Special Common Shares will be reclassified as Common Shares, TDS believes that TDS financial statements and financial information are not material for the exercise of prudent judgment with respect to the decision whether to vote for adoption of the Charter Amendments and related proposals. Nevertheless, TDS has incorporated in this Proxy Statement its prior SEC filings which include its annual and interim financial statements and information. In addition, TDS is providing the following selected consolidated financial information and per share information for reference by shareholders. The following table sets forth selected consolidated financial information for TDS for each of the fiscal years in the five-year period ended December 31, 2010 and for the six months ended June 30, 2011 and 2010. The information for each of the fiscal years in the five-year period ended December 31, 2010 has been derived from the audited consolidated financial statements for such years. The information for each of the six-month periods ended June 30, 2011 and 2010 has been derived from TDS' Quarterly Report on Form 10-Q for the period ended June 30, 2011. The following also includes comparative per share earnings, dividends and book value amounts for or as of the end of such periods. The information is only a summary and you should read it in conjunction with the financial statements (and related notes) incorporated by reference herein. See also "Where You Can Find More Information" below.

	June 30,		December 31,
Period/Year Ended	2011	2010	2010	2009	2008	2007	2006
(Dollars and shares in thousands, except per share amounts)	unaudited
Statement of Operations data
Operating revenues	$2,538,321	$2,454,654	$4,986,829	$5,019,943	$5,091,388	$4,822,471	$4,364,180
Operating income (a)	212,817	188,377	289,992	403,265	128,747	512,747	410,540
Gain (loss) on investments and financial instruments	13,373	—	—	—	31,595	81,423	(137,679)
Net income	160,922	114,658	188,982	247,109	117,895	457,398	206,120
Net income attributable to noncontrolling interests, net of tax	28,237	25,957	45,126	58,144	29,399	72,131	44,865
Net income attributable to TDS shareholders	132,685	88,701	143,856	188,965	88,496	385,267	161,255
Net income available to common	$132,660	$88,676	$143,806	$188,914	$88,444	$385,215	$161,090
Basic weighted average shares outstanding	103,765	105,728	105,111	109,339	115,817	117,624	115,904
Basic earnings per share attributable to TDS shareholders from:
Net income available to common	$1.28	$0.84	$1.37	$1.73	$0.76	$3.27	$1.39
Diluted weighted average shares outstanding during the period	104,301	106,071	105,506	109,577	116,255	119,126	116,844
Diluted earnings per share attributable to TDS shareholders from:
Net income available to common	$1.27	$0.83	$1.36	$1.72	$0.76	$3.22	$1.37
Dividends per Common, Special Common and Series A Common Share	$0.2350	$0.2250	$0.4500	$0.4300	$0.4100	$0.3900	$0.3700
Balance Sheet data
Total assets	$7,920,908	$7,610,428	$7,762,519	$7,612,313	$7,665,851	$9,896,659	$10,604,712
Long-term debt, excluding current portion	1,530,369	1,492,500	1,499,862	1,492,908	1,621,422	1,632,226	1,633,308
Common, Special Common & Series A Common Shares, Par Value ($.01 per share)	$1,270	$1,270	$1,270	$1,270	$1,270	$1,268	$1,268
Capital in excess of par value	2,108,280	2,098,380	2,107,929	2,088,807	2,066,597	2,048,110	1,992,597
Treasury and Special Treasury shares at cost	(756,284)	(706,987)	(738,695)	(681,649)	(513,108)	(325,467)	(374,128)
Accumulated other comprehensive income (loss)	(2,972)	(3,139)	(3,208)	(2,710)	(13,391)	515,043	527,669
Retained earnings	2,553,863	2,420,862	2,446,626	2,358,580	2,221,469	1,687,625	1,426,389
Total TDS shareholders' equity	3,904,157	3,810,386	3,813,922	3,764,298	3,762,837	3,926,579	3,573,795
Preferred shares	830	831	830	832	852	860	863
Noncontrolling interests	629,628	669,002	646,057	662,216	647,915	653,749	611,551
Total Equity	$4,534,615	$4,480,219	$4,460,809	$4,427,346	$4,411,604	$4,581,188	$4,186,209
Outstanding shares of common stock at period end	103,323	105,070	103,936	106,022	112,198	117,824	116,592
Common Equity (Book Value) per Share	$37.79	$36.26	$36.69	$35.50	$33.54	$33.33	$30.65

(a)
Includes loss on impairment of intangible assets of $14.0 million in 2009 and $414.4 million in 2008.

        No pro forma information is presented of shares outstanding (during or at the end of the period), shareholders' equity categories or per share amounts because the Charter Amendments would not result in any change to any of such data, except that Special Common Shares would be reclassified as Common Shares.

DIVIDENDS AND PRICE RANGES OF SPECIAL COMMON SHARES AND COMMON SHARES

Special Common Shares

        The following table sets forth the high and low sales prices of the Special Common Shares on the NYSE as reported by the NYSE, and the dividends paid per Special Common Share during the periods indicated:

	Sales Prices
			Dividends Paid
	High	Low
2009
First Quarter	$31.17	$21.89	$0.1075
Second Quarter	30.49	22.87	0.1075
Third Quarter	30.45	23.33	0.1075
Fourth Quarter	30.95	27.16	0.1075
2010
First Quarter	30.98	26.56	0.1125
Second Quarter	31.12	26.11	0.1125
Third Quarter	30.49	25.17	0.1125
Fourth Quarter	32.27	27.89	0.1125
2011
First Quarter	32.10	26.61	0.1175
Second Quarter	30.63	25.70	0.1175
Third Quarter (through , 2011)			—

        On August 5, 2011, the trading day immediately before the first announcement of the proposed Charter Amendments, the closing sale price of the Special Common Shares was $22.47 per share, and on                      , 2011, shortly before the date of this Proxy Statement, the closing sale price of the Special Common Shares was $         per share, as reported on the NYSE composite transactions.

Common Shares

        The following table sets forth the high and low sales prices of the Common Shares on the NYSE as reported by the NYSE, and the dividends paid per Common Share during the periods indicated:

	Sales Prices
			Dividends Paid
	High	Low
2009
First Quarter	$35.98	$24.20	$0.1075
Second Quarter	33.80	22.01	0.1075
Third Quarter	31.69	24.63	0.1075
Fourth Quarter	34.94	29.39	0.1075
2010
First Quarter	35.00	29.54	0.1125
Second Quarter	35.74	30.00	0.1125
Third Quarter	34.96	28.84	0.1125
Fourth Quarter	37.91	32.60	0.1125
2011
First Quarter	37.42	31.05	0.1175
Second Quarter	35.84	29.79	0.1175
Third Quarter (through , 2011)			—

        On August 5, 2011, the trading day immediately before the first announcement of the proposed Charter Amendments, the closing sale price of the Common Shares was $25.47 per share, and on                      , 2011, shortly before the date of this Proxy Statement, the closing sale price of the Common Shares was $         per share, as reported on the NYSE composite transactions.

        On the record date of August 18, 2011, there were                  record holders of Special Common Shares,                   record holders of Common Shares,                   record holders of Series A Common Shares and                  record holders of Preferred Shares. No public market exists for the Series A Common Shares or Preferred Shares.

 DIVIDEND POLICY

        Shareholders of common stock are entitled to dividends only if declared by the TDS Board. TDS has paid cash dividends on its common stock since 1974. The holders of Special Common Shares and Common Shares are entitled to receive the same dividend per share, and are entitled to receive the same or greater dividends on a per share basis as are paid to the holders of Series A Common Shares. It is the current policy of the TDS Board to declare dividends on the Special Common Shares, Common Shares and Series A Common Shares at the same rate per share. TDS currently pays a quarterly dividend of $0.1175 per share of common stock, or $0.47 annually per share.

        Immediately after the Share Consolidation, a current holder of Special Common Shares, Common Shares or Series A Common Shares would continue to receive an aggregate cash dividend that is equal to the aggregate dividend which such shareholder currently receives from TDS, subject to any future changes in the dividend rate by the TDS Board.

        TDS is a legal entity separate and distinct from its various subsidiaries. As a company with no significant operations of its own, the principal sources of its funds are dividends or other distributions from its operating subsidiaries, borrowings and sales of equity. The ability of United States Cellular Corporation, which we refer to as "U.S. Cellular," TDS Telecommunications Corporation, which we refer to as "TDS Telecom," and other subsidiaries of TDS to pay dividends or make distributions to TDS and, accordingly, the ability of TDS to pay dividends on any class of its common stock, will depend on the respective earnings, financial requirements and contractual restrictions of such subsidiaries.

PROPOSALS

CHARTER AMENDMENTS

PROPOSAL 1—SHARE CONSOLIDATION AMENDMENT—STATUTORY VOTE
AND
PROPOSAL 2—SHARE CONSOLIDATION AMENDMENT—RATIFICATION VOTE

        Proposals 1 and 2 each relate to the Share Consolidation Amendment. Proposal 1 represents the statutory votes required by Delaware law for the Share Consolidation Amendment. Also, although not required to do so by law, regulation or otherwise, the TDS Board voluntarily determined to make the Share Consolidation Amendment, and the TDS Board's decision to approve such amendment, subject to a non-waivable condition requiring approval and ratification by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. This is being submitted for separate votes in Proposal 2.

        The Share Consolidation Amendment is a proposed amendment to the TDS Charter to reclassify the Special Common Shares (on a one-for-one basis) as, and thereby consolidate such shares as one class with, the Common Shares. This amendment would reclassify all outstanding Special Common Shares as Common Shares and also consolidate the 165 million authorized Special Common Shares with the 100 million authorized Common Shares, for a consolidated total of 265 million authorized Common Shares. The Share Consolidation Amendment will also eliminate from the TDS Charter provisions relating to the Special Common Shares, because they would be reclassified and consolidated with Common Shares.

        A copy of the TDS Charter, marked to show the changes that would be made by the Charter Amendments, including the Share Consolidation Amendment, is attached hereto as Exhibit A.

        Subject to the approval of the Share Consolidation Amendment by shareholders, the approval of the Vote Amendment by shareholders and certain conditions discussed below, the TDS Board currently expects to approve the filing of a Restated Certificate of Incorporation that would effect the Charter Amendments, including the Share Consolidation Amendment, shortly after the Special Meeting. Nevertheless, the TDS Board could delay filing of the Restated Certificate of Incorporation if it determines this to be appropriate for any reason, such as the pendency of litigation or other reasons. In such case, the TDS Board will have a period of up to one year from the date of shareholder approval to effect the transactions. Because the Share Consolidation Amendment is subject to various conditions and because the TDS Board would not be required to effect the Share Consolidation Amendment even if all conditions are satisfied, there can be no assurance that it will take place.

        The effectiveness of the Share Consolidation is subject to the following conditions: (i) shareholder approval of the Share Consolidation Amendment, (ii) shareholder approval of the Vote Amendment, (iii) NYSE approval of the listing of the additional Common Shares that will be outstanding as a result of the Share Consolidation and no change in the NYSE interpretation that the Common Shares will qualify for continued listing after the Charter Amendments are effective, (iv) receipt of all required approvals and consents, if any, (v) no legal prohibition, and (vi) filing and effectiveness of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

        As permitted by Delaware law, neither the Share Consolidation Amendment nor the Vote Amendment will be effected if the other is not approved or effected.

        Approximately 46.9 million outstanding Special Common Shares would be reclassified as Common Shares in the Share Consolidation based on shares outstanding at June 30, 2011. Based on approximately 49.9 million outstanding Common Shares at June 30, 2011, there would be a total of approximately 96.8 million outstanding Common Shares immediately after the Share Consolidation.

        In addition, approximately 16.6 million Special Common Shares held as treasury shares by TDS and a TDS subsidiary as of June 30, 2011 would be reclassified as Common Shares in the Share Consolidation. Based on approximately 7.1 million Common Shares held as treasury shares by TDS and a TDS subsidiary as of June 30, 2011, there would be a total of approximately 23.7 million Common Shares held as treasury shares immediately after the Share Consolidation.

        In addition, as noted above, the 165 million authorized Special Common Shares would be consolidated with the 100 million authorized Common Shares, for a total of 265 million authorized Common Shares after the Share Consolidation. Of such amount, approximately 18.4 million Common Shares would be reserved for issuance following the Share Consolidation (not including shares to be reserved pursuant to Proposal 6).

        As a result, based on shares outstanding at June 30, 2011, following the Share Consolidation, TDS would have 265 million authorized Common Shares, of which approximately 96.8 million would be outstanding and approximately 18.4 million would be reserved for issuance immediately after the Share Consolidation, for a total of approximately 149.8 million Common Shares that would be available for issuance or for transfer from treasury shares, including approximately 23.7 million treasury shares held by TDS and a TDS subsidiary (not including shares to be reserved pursuant to Proposal 6).

        Following the Share Consolidation, TDS would be able to issue such authorized and available Common Shares and treasury shares from time to time, as determined by the TDS Board, for any proper corporate purpose, which could include raising capital, payment of stock dividends, stock splits, providing compensation or benefits to employees, or acquiring or investing in other companies or businesses. Generally, no further action or authorization by the shareholders would be necessary prior to the issuance of such Common Shares unless applicable laws or regulations would require such approval in a given instance. The approval of the shareholders of TDS will not be sought by TDS for the issuance of the authorized and available Common Shares or Common Shares in treasury or securities of TDS that are convertible into or exercisable or exchangeable for such shares, unless deemed advisable by the TDS Board or required by applicable law, regulation or NYSE requirements. TDS has no current plans to issue any Common Shares except in connection with existing reserves, including the potential conversions of Series A Common Shares, TDS compensation plans and a dividend reinvestment plan as described herein.

        The following table shows the number of shares of common stock of TDS that are outstanding as of June 30, 2011, the effect of the Share Consolidation, the number of shares that would be reserved for issuance for specified purposes and the number of authorized shares that would be available for other purposes.

	Amount Issued as of June 30, 2011	To be Reclassified in Share Consolidation	Reserved for Issuance for various purposes after Share Consolidation (1)	Unreserved and Available for Issuance for Other Purposes (2)	Total Authorized
Outstanding:
Series A Common Shares	6,526,443	—	92,464	18,381,093	25,000,000
Common Shares	49,937,250	46,859,323	18,413,493	149,789,934	265,000,000
Special Common Shares	46,859,323	(46,859,323)	—	—	—

Subtotal	103,323,016	—	18,505,957	168,171,027	290,000,000
In Treasury:
Common Shares held in treasury and by a subsidiary	7,155,263	16,583,101	—	(23,738,364)	—
Special Common Shares held in treasury and by a subsidiary	16,583,101	(16,583,101)	—	—	—

Total Issued and Reserved	127,061,380	—	18,505,957	144,432,663	290,000,000

(1)
Includes reserves for issuance of shares (i) upon the possible conversion of Series A Common Shares, (ii) for compensation plans and (iii) for dividend reinvestment plans. Does not include shares proposed to be reserved pursuant to Proposal 6. See Item 11 under "Summary Comparison of Current Equity Capitalization with Proposed Capitalization" above for details of these amounts.

(2)
This column includes the Common Shares that would be available for issuance for corporate purposes. Based on shares outstanding on June 30, 2011, approximately 149.8 million Common Shares would be available for issuance or delivery for corporate purposes, including approximately 23.7 million shares held in treasury or by a TDS subsidiary. This amount would be reduced by the amount of shares reserved under Proposal 6.

        The current quarterly dividend rate is $0.1175 per share. Subject to declaration or change in the per share dividend rate by the TDS Board, holders of common stock would continue to receive a quarterly cash dividend of $0.1175 per share, whether they own Series A Common Shares or Common Shares after the Share Consolidation. See "Dividend Policy" for the TDS Board's policy with respect to dividends and certain risks related to the payment of dividends.

        Further discussion of the Charter Amendments, including the Share Consolidation Amendment, is set forth below under the caption "Charter Amendments Generally."

        Because this is a summary of the proposed foregoing amendment, it may not contain all of the information that is important to you. You should read carefully the proposed amendment of the TDS Charter attached as Exhibit A to this Proxy Statement before you decide how to vote. In order to facilitate review by shareholders, Exhibit A is marked to reflect all changes to be made as a result of the Charter Amendments, including the above amendment.

        A vote in favor of Proposals 1 and 2 will also be deemed to constitute approval of the filing of a new Restated Certificate of Incorporation enacting the amendment set forth in these proposals, which Restated Certificate of Incorporation will also include the other amendments set forth in Proposals 3, 4 and 5.

        The TDS Board has unanimously approved the Share Consolidation Amendment, believes that the adoption of the Share Consolidation Amendment is in the best interests of TDS and holders of each class of its outstanding shares of capital stock and unanimously recommends that you vote "FOR" Proposal 1—Share Consolidation Amendment—Statutory Vote, and Proposal 2—Share Consolidation Amendment—Ratification Vote, and the related transactions.

PROPOSAL 3—VOTE AMENDMENT—STATUTORY VOTE
AND
PROPOSAL 4—VOTE AMENDMENT—RATIFICATION VOTE

        Proposals 3 and 4 each relate to the Vote Amendment. Proposal 3 represents the statutory votes required by Delaware law for the Vote Amendment. Also, although not required to do so by law, regulation or otherwise, the TDS Board voluntarily determined to make the Vote Amendment, and the TDS Board's decision to approve such amendment, subject to a non-waivable condition requiring approval by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. This is being submitted for separate votes in Proposal 4.

        The Vote Amendment is a proposed amendment to the TDS Charter to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately before the effective time of the Charter Amendments, subject to adjustment due to changes in the number of outstanding Series A Common Shares, as discussed below.

        A copy of the TDS Charter, marked to show the changes that would be made by the Charter Amendments, including the Vote Amendment, is attached hereto as Exhibit A.

        Subject to the approval of the Vote Amendment by shareholders, the approval of the Share Consolidation Amendment and certain conditions discussed below, the TDS Board currently expects to approve the filing of a Restated Certificate of Incorporation that would effect the Charter Amendments, including the Vote Amendment, shortly after the Special Meeting. Nevertheless, the TDS Board could delay filing of the Restated Certificate of Incorporation if it determines this to be appropriate for any reason, such as the pendency of litigation or other reasons. In such case, the TDS Board will have a period of up to one year from the date of shareholder approval to effect the transactions. Because the Vote Amendment is subject to various conditions and because the TDS Board would not be required to effect the Vote Amendment even if all conditions are satisfied, there can be no assurance that it will take place.

        The effectiveness of the Vote Amendment is subject to the following conditions: (i) approval by shareholders of the Vote Amendment, (ii) shareholder approval of the Share Consolidation Amendment, (iii) NYSE approval of the listing of the additional Common Shares that will be outstanding as a result of the Charter Amendments and no change in the NYSE interpretation that the Common Shares will qualify for continued listing after the Charter Amendments are effective, (iv) receipt of all required approvals and consents, if any, (v) no legal prohibition, and (vi) filing and effectiveness of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

        As permitted by Delaware law, neither the Vote Amendment nor the Share Consolidation Amendment will be effected if the other is not approved or effected.

        The Vote Amendment would not make any changes to voting in the election of directors (however, as a result of the Share Consolidation Amendment the current holders of Special Common Shares would vote in such election as holders of Common Shares after the Share Consolidation). See "Description of TDS Capital Stock—Comparison of Current Capital Structure and Proposed Capital Structure" below. The Vote Amendment would only affect the vote in matters other than the election of directors.

        Thus, for example, if the transactions had occurred as of June 30, 2011, the voting power in matters other than the election of directors of the Series A Common Shares initially would have been set at about 56.7% of the total voting power of the common stock, and the voting power of the Common Shares initially would have been set at about 43.3% of the total voting power of the common stock. The actual percentages would be determined based on outstanding shares immediately prior to the effective time of the Charter Amendments.

        The Series A Common Shares would continue to have ten votes per share. Accordingly, in order to achieve such aggregate percentage voting power, the per share voting power of the Common Shares would float and be redetermined on the record date for each shareholder vote.

        The initial percentages would be adjusted under certain circumstances as discussed below, except that the aggregate voting percentage of the Series A Common Shares could not increase above the initial fixed percentage voting power (56.7% in the above example).

        The Vote Amendment would only affect the relative voting percentages in matters other than the election of directors of the Series A Common Shares and Common Shares. The issuance of Preferred Shares or other classes of capital stock with votes in matters other than the election of directors could change these percentages.

        The primary purpose of the Vote Amendment is to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments (subject to adjustment as discussed herein). Under TDS' existing capital structure, the voting control of the TDS Voting Trust would not be reduced as long as TDS continues to issue Special Common Shares rather than Common Shares. As long as TDS continues to issue Special Common Shares and as long as the TDS Voting Trust continues to retain its Series A Common Shares, the voting power of the TDS Voting Trust would not be reduced below a majority of the voting power in matters other than the election of directors. Thus, the Vote Amendment would initially set the percentage of voting power of the Series A Common Shares and Common Shares at the percentages that they have immediately prior to the effective time of the Charter Amendments.

        In addition, the Vote Amendment ensures that the percentage voting power of the Series A Common Shares in matters other than the election of directors would not increase above the current level, because this initially would be set at the initial fixed percentage voting power based on shares outstanding immediately prior to the effective time of the Charter Amendments (56.7% in the above example, based on shares outstanding on June 30, 2011), and this percentage could only decrease but not increase. As a result, future transactions will not increase the percentage voting power of the TDS Series A Common Shares in matters other than the election of directors.

        An effect of the Vote Amendment would be that the per share vote of the current holders of Special Common Shares (in matters other than the election of directors) would increase from zero to about 0.5 votes per share, and the per share vote of the current holders of Common Shares (in matters other than the election of directors) would decrease from one vote per share to about 0.5 votes per share. TDS believes that this change in voting power is not substantial for the reasons stated below.

        In particular, the Common Shares and Special Common Shares are substantially identical even though they currently have different voting rights in matters other than the election of directors. The TDS Voting Trust holds approximately 6.2 million Series A Common Shares that have about 53.6% of the voting power in matters other than the election of directors. Thus, the TDS Voting Trust currently has a majority of the voting power in matters other than the election of directors and this will not change if the Charter Amendments become effective. In addition, as noted above, about an additional 2.2% of such voting power is held by insiders and members of the Carlson Family outside of the TDS Voting Trust, for a total voting power by Affiliated Persons of approximately 55.8% in matters other than the election of directors. As a result, the practical voting power of the Common Shares would not be changed as a result of the Vote Amendment. The Common Shares currently do not have the ability to determine the outcome in any vote relating to matters other than the election of directors and this will not change if the Charter Amendments become effective.

        Although there would be a change in the per share voting power of the Common Shares, the total voting percentage of the Common Shares (including Special Common Shares that are reclassified as Common Shares in the Share Consolidation) would be retained at the initial fixed percentage voting power based on shares outstanding immediately prior to the effective time of the Charter Amendments (43.3% in the above example, based on shares outstanding on June 30, 2011). Accordingly, there would be no change in the aggregate percentage voting power of the Common Shares, except that this percentage could increase due to changes in the outstanding Series A Common Shares, as discussed below.

        Although the voting power of the Series A Common Shares will not increase, the voting power of the TDS Voting Trust will increase by approximately 2.7% (based on shares outstanding as of June 30, 2011) due to the fact that the TDS Voting Trust also owns Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation.

        In particular, the TDS Voting Trust owned approximately 6.1 million Special Common Shares as of June 30, 2011. These shares would be reclassified as Common Shares in the Share Consolidation. As noted above, after the Share Consolidation, the Common Shares would have about 0.5 votes per share in matters other than the election of directors. As a result, based on shares held at June 30, 2011, the 6.1 million Common Shares that would be held by the TDS Voting Trust after the Share Consolidation would have about 3.1 million votes immediately after the Share Consolidation, due to the reclassification of its Special Common Shares as Common Shares with about 0.5 votes per share. This increase in votes would be approximately 2.7% of the total voting power in matters other than the election of directors.

        The voting power in matters other than the election of directors of the TDS Voting Trust at June 30, 2011, was about 53.6%, due entirely to the ownership of 6.2 million Series A Common Shares because the Special Common Shares currently do not vote for matters other than the election of directors. Therefore, based on shares outstanding as of such date, the voting power of the TDS Voting Trust would increase to about 56.3% (53.6% + 2.7%). However, the TDS Voting Trust already has majority voting control in matters other than the election of directors. The additional approximate 2.7% does not permit the TDS Voting Trust to have any greater influence or power to effect actions than it currently has through its existing majority control. In addition, the increase in the TDS Voting Trust's voting power is an incidental consequence of the transactions due to the fact that the TDS Voting Trust holds a substantial number of Special Common Shares, which were acquired in the 2005 distribution of Special Common Shares. There is no intention of increasing the voting influence of the TDS Voting Trust through the proposed transactions. However, this higher voting power in matters other than the election of directors may permit the TDS Voting Trust to continue to retain over 50% of the voting power of TDS over time. See "Proposals—Charter Amendments—Charter Amendments Generally—Background and Reasons for the Charter Amendments and Related Transactions; Recommendations of the TDS Board—Consideration of Potential Disadvantages."

        After the Charter Amendments become effective, the number of votes in matters other than the election of directors would be adjusted as follows as of the record date for each shareholder vote (the following shows the percentage of voting power of common stock only and does not reflect any effect from Preferred Shares or otherwise):

  1.
  The Vote Amendment would set the initial aggregate voting power of Series A Common Shares and Common Shares in matters other than the election of directors at the percentages held by such shares immediately prior to the effective time of the Charter Amendments (about 56.7% and 43.3%, respectively, as of June 30, 2011). Thereafter, the voting power would be determined at each record date as follows:

  2.
  As long as the percentage of voting power of the Series A Common Shares calculated under this No. 2 would not exceed the percentage voting power of the Series A Common Shares immediately prior to the effective time of the Charter Amendments (56.7% based on shares outstanding on June 30, 2011), the voting power would be determined as follows:

  (a)
  Each outstanding Series A Common Share would have ten votes per share.

  (b)
  Each outstanding Common Share would have the number of votes determined by dividing (i) the sum of the number of Common Shares outstanding immediately before the effective time of the Charter Amendments and the number of Common Shares issued upon conversion of Series A Common Shares since the effective time of the Charter Amendments by (ii) the number of Common Shares outstanding on the record date.

  3.
  If the foregoing calculation would result in the percentage of voting power of the Series A Common Shares exceeding the percentage voting power of the Series A Common Shares immediately before the effective time of the Charter Amendments (56.7% based on shares outstanding on June 30, 2011), the voting power would be determined as follows:

  (a)
  Each outstanding Series A Common Share would have ten votes per share.

  (b)
  The total number of votes of the Series A Common Shares would be determined by multiplying the number of outstanding Series A Common Shares by 10.

  (c)
  The aggregate number of votes of the Series A Common Shares and the Common Shares would be determined by dividing the total number of votes of the Series A Common Shares calculated in No. 3(b) above by the percentage voting power of the Series A Common Shares immediately before the effective time of the Charter Amendments (56.7% based on shares outstanding on June 30, 2011).

  (d)
  The aggregate number of votes of the Common Shares would be determined by subtracting the total number of Series A Common Share votes determined in No. 3(b) above from the total number of votes of the Series A Common Shares and the Common Shares determined in No. 3(c) above.

  (e)
  The vote per Common Share would be determined by dividing the total number of votes of the Common Shares determined in No. 3(d) by the number of outstanding Common Shares on the record date.

        Further discussion of the Charter Amendments, including the Vote Amendment, is set forth below under the caption "Charter Amendments Generally."

        The following provides hypothetical examples illustrating the effect of the Vote Amendment with respect to voting on matters other than the election of directors, assuming that the Charter Amendments became effective June 30, 2011:

  1.
  Assumed net issuance of 10 million Common Shares for benefit plans and other purposes, net of any share repurchases, and no other net change: The Series A Common Shares would continue to have 56.7% and the Common Shares would continue to have 43.3% of the voting power in matters other than the election of directors. The Series A Common Shares would continue to have ten votes per share and the Common Shares would have approximately 0.47 votes per share. In this case, the vote per share of the Common Shares would be reduced to reflect the greater number of outstanding Common Shares so that the holders of Common Shares would continue to have 43.3% of the aggregate voting power.

  2.
  Assumed issuance of 100,000 Series A Common Shares pursuant to the dividend reinvestment plan and no other net change: The Series A Common Shares would continue to have 56.7% and the Common Shares would continue to have 43.3% of the voting power in matters other than the election of directors. The Series A Common Shares would continue to have ten votes per share and the Common Shares would have over 0.52 votes per share. In this case, the issuance of 100,000 Series A Common Shares would not result in any increase in the percentage of the aggregate voting power of the Series A Common Shares due to the fact that this percentage would be capped at 56.7% based on shares outstanding at June 30, 2011. As a result, the votes per share of the Common Shares would be increased to over 0.52 so that the aggregate voting power of the Series A Common Shares would remain at 56.7% rather than increase.

  3.
  Assumed conversion of 1 million Series A Common Shares into Common Shares and no other net change: In this case, the aggregate percentage voting power in matters other than the election of directors of the Series A Common Shares would be reduced to approximately 52.0% and the aggregate percentage voting power of the Common Shares in such matters would be increased to approximately 48.0%. The Series A Common Shares would continue to have ten votes per share and the Common Shares would have approximately 0.52 votes per share. In this case, the decrease of 1 million Series A Common Shares as a result of conversions into

    Common Shares would result in a decrease in the percentage of the aggregate voting power of the Series A Common Shares and an increase in the percentage of the aggregate voting power of the Common Shares.

  4.
  Assuming the same facts as in example 3, except that thereafter 100,000 Series A Common Shares are assumed to be issued pursuant to the dividend reinvestment plan: In this case, the aggregate percentage voting power in matters other than the election of directors of the Series A Common Shares would increase from approximately 52.0% in example 3 to approximately 52.5% and the aggregate percentage voting power of the Common Shares in such matters would decrease from approximately 48.0% in example 3 to approximately 47.5%. The Series A Common Shares would continue to have ten votes per share and the Common Shares would have approximately 0.52 votes per share. In this case, the subsequent increase of 100,000 Series A Common Shares would result in a reversal of a portion of the decrease in the percentage of the aggregate voting power of the Series A Common Shares that occurred in example 3 above. Although a decrease in the percentage of the aggregate voting power of the Series A Common Shares could be reversed if additional Series A Common Shares are issued following a decrease, the aggregate percentage voting power of the Series A Common Shares could not increase above 56.7% based on shares outstanding at June 30, 2011.

  5.
  Assumed conversion of 1.5 million Series A Common Shares into Common Shares and sale thereof by the TDS Voting Trust and no other net change: In this case, the aggregate percentage voting power in matters other than the election of directors of the Series A Common Shares would be reduced to approximately 49.4% and the aggregate percentage voting power of the Common Shares in such matters would be increased to approximately 50.6%. The Series A Common Shares would continue to have ten votes per share and the Common Shares would have over 0.52 votes per share. In this case, the decrease of 1.5 million Series A Common Shares as a result of conversions into Common Shares would result in a decrease in the percentage of the aggregate voting power of the Series A Common Shares and an increase in the percentage of the aggregate voting power of the Common Shares. In addition, the conversion and sale of 1.5 million Series A Common Shares by the TDS Voting Trust would result in its voting power in matters other than the election of directors to decline below 50%, to about 49%.

        Because this is a summary of the proposed foregoing amendment, it may not contain all of the information that is important to you. You should read carefully the proposed amendment of the TDS Charter attached as Exhibit A to this Proxy Statement before you decide how to vote. In order to facilitate review by shareholders, Exhibit A is marked to reflect all changes to be made as a result of the Charter Amendments, including the foregoing amendment.

        A vote in favor of Proposals 3 and 4 will also be deemed to constitute approval of the filing of a new Restated Certificate of Incorporation enacting the amendment set forth in these proposals, which Restated Certificate of Incorporation will also include the other amendments set forth in Proposals 1, 2 and 5.

        The TDS Board has unanimously approved the Vote Amendment, believes that the adoption of the Vote Amendment is in the best interests of TDS and holders of each class of its outstanding shares of capital stock and unanimously recommends that you vote "FOR" Proposal 3—Vote Amendment—Statutory Vote and Proposal 4—Vote Amendment—Ratification Vote, and the related transactions.

PROPOSAL 5—ANCILLARY AMENDMENT

        The Ancillary Amendment is a proposal to amend the TDS Charter to eliminate obsolete and inoperative provisions relating to series of Preferred Shares that are no longer outstanding and to eliminate obsolete and inoperative provisions relating to Tracking Stock, which has never been issued and which the TDS Board no longer has any intention of issuing.

        A copy of the TDS Charter, marked to show the changes that would be made by the Charter Amendments, including the Ancillary Amendment, is attached hereto as Exhibit A.

        Subject to the approval of the Ancillary Amendment by shareholders and certain conditions discussed below, the TDS Board currently expects to approve the filing of a Restated Certificate of Incorporation that would effect the Charter Amendments, including the Ancillary Amendment, shortly after the Special Meeting. Nevertheless, the TDS Board could delay filing of the Restated Certificate of Incorporation if it determines this to be appropriate for any reason, such as the pendency of litigation or other reasons. In such case, the TDS Board will have a period of up to one year from the date of shareholder approval to effect the transactions. Because the Ancillary Amendment is subject to various conditions and because the TDS Board would not be required to effect the Ancillary Amendment even if all conditions are satisfied, there can be no assurance that it will take place.

        The effectiveness of the Ancillary Amendment is subject to the following conditions: (i) shareholder approval of the Ancillary Amendment, (ii) shareholder approval of the Share Consolidation Amendment and the Vote Amendment, (iii) NYSE approval of the listing of the additional Common Shares that will be outstanding as a result of the Charter Amendments and no change in the NYSE interpretation that the Common Shares will qualify for continued listing after the Charter Amendments are effective, (iv) receipt of all required approvals and consents, if any, (v) no legal prohibition, and (vi) filing and effectiveness of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

        The provisions proposed to be eliminated include references to authorization of, and provisions defining the rights of holders of, series of Preferred Shares that have ceased to be outstanding and Tracking Stock.

        In addition, since TDS restated the TDS Charter in connection with TDS' reincorporation into Delaware in 1998, TDS has redeemed and/or repurchased several series of Preferred Shares. Accordingly, the Ancillary Amendment would eliminate all obsolete provisions relating to series of Preferred Shares that no longer are outstanding. The Preferred Shares that are no longer outstanding would revert to being undesignated as to series.

        In addition, all provisions relating to Tracking Stock would be eliminated. TDS shareholders authorized TDS to issue Tracking Stock in 1998 in connection with TDS' reincorporation into Delaware. No Tracking Stock has ever been issued. In addition, the TDS Board no longer has any intention of issuing any Tracking Stock. Accordingly, the TDS Board recommends that all of the obsolete provisions relating to Tracking Stock be eliminated from the TDS Charter.

        The charter currently authorizes 620,000,000 shares of capital stock, of which 325,000,000 shares are Tracking Stock. The charter as proposed to be amended and restated would eliminate the authorized Tracking Stock, so that the number of authorized shares of capital stock would be reduced to 295,000,000 shares of capital stock.

        Because the Preferred Shares, reference to which would be eliminated, are no longer outstanding and because no Tracking Stock has been issued, none of these proposed changes would have any impact on the substantive rights of any shareholders of TDS.

        Further discussion of the Charter Amendments, including the Ancillary Amendment, is set forth below under "Charter Amendments Generally."

        Because this is a summary of the proposed foregoing amendment, it may not contain all of the information that is important to you. You should read carefully the proposed amendment of the TDS Charter attached as Exhibit A to this Proxy Statement before you decide how to vote. In order to facilitate review by shareholders, Exhibit A is marked to reflect all changes to be made as a result of the Charter Amendments, including the above amendment.

        A vote in favor of this Proposal 5 will also be deemed to constitute approval of the filing of a new Restated Certificate of Incorporation enacting the amendment set forth in this proposal, which Restated Certificate of Incorporation will also include the other amendments set forth in Proposals 1, 2, 3 and 4.

        The TDS Board has unanimously approved the Ancillary Amendment, believes that the adoption of the Ancillary Amendment is in the best interests of TDS and holders of each class of its outstanding shares of capital stock and unanimously recommends that you vote "FOR" the Ancillary Amendment and the related transactions.

CHARTER AMENDMENTS GENERALLY

        The Charter Amendments are comprised of the Share Consolidation Amendment, the Vote Amendment and the Ancillary Amendment discussed specifically above. The below discusses matters that are generally applicable to the Charter Amendments.

        If shareholders approve the Charter Amendments, and subject to certain other conditions as discussed above, the TDS Board expects to approve the filing of a Restated Certificate of Incorporation that would effect the Charter Amendments shortly after the Special Meeting.

        Nevertheless, even if shareholders approve the Charter Amendments, the TDS Board would not be required to effect and could determine not to effect the Charter Amendments. In such event, the TDS Board could determine to take no action or to pursue other action. The TDS Board would have a period of up to one year after shareholder approval to determine whether to effect the Charter Amendments.

Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board

        TDS has had a multiple class capital structure since prior to its initial public offering and original listing on the American Stock Exchange ("AMEX") in 1981.

        At the time of TDS' initial public offering in 1981, TDS had two classes of common stock: Series A Common Shares, which had ten votes per share and elected 75% of the directors, and Common Shares, which had one vote per share and elected 25% of the directors. This voting structure continued until TDS reincorporated from Iowa into Delaware in 1998.

        In 1998, in connection with TDS' reincorporation, TDS amended and restated the TDS Charter. In connection therewith, the number of directors that the holders of Common Shares could elect was increased by one director and the number of directors that the holders of Series A Common Shares could elect was reduced by one director. In addition, the amended and restated TDS Charter authorized the issuance of Special Common Shares, which would vote together with the Common Shares in the election of 25% of the directors, plus one director. However, the amended and restated TDS Charter provided that the Special Common Shares would not have any vote in matters other than the election of directors except as required by law. The Special Common Shares were authorized in order to permit TDS to issue shares of common stock without diluting the voting power in matters other than the election of directors held by the holders of Series A Common Shares and Common Shares.

        The amended and restated TDS Charter also authorized the issuance of Tracking Stock. TDS never issued any Tracking Stock and has no intention to issue any Tracking Stock.

        Between 1998 and 2005, TDS did not issue any Special Common Shares and none were outstanding.

The 2005 Distribution

        In 2005, the TDS Board approved a distribution of one Special Common Share in the form of a stock dividend with respect to each outstanding Common Share and Series A Common Share of TDS, which we refer to as the "2005 Distribution." Citi was TDS' financial advisor in connection with the 2005 Distribution.

        The 2005 Distribution was made in order to establish a market and trading price for the Special Common Shares prior to issuing the Special Common Shares for any corporate purposes. The discount in the trading price of the Special Common Shares relative to the trading price of the Common Shares became less than 5% by Fall of 2005 and remained at that level for most of 2006. In addition to Special Common Shares being available for general corporate purposes, one of the reasons for the 2005 Distribution was to permit TDS to possibly offer and issue Special Common Shares in exchange for all of the Common Shares of U.S. Cellular not owned by TDS, which we refer to as a "Possible U.S. Cellular Transaction." Citi was also TDS' financial advisor in connection with the Possible U.S. Cellular Transaction. The Possible U.S. Cellular Transaction, as well as ongoing compensation related and other issuances of equity, were expected to add market value, float and liquidity to the Special Common

Shares, thereby helping to reduce and/or reverse any trading discounts in the trading price of the Special Common Shares.

        TDS owns over 80% of the common stock of U.S. Cellular. TDS owns 100% of the Series A Common Shares of U.S. Cellular and approximately 70% of the Common Shares of U.S. Cellular. The remaining U.S. Cellular Common Shares are publicly traded on the NYSE under the symbol "USM." The purpose of a Possible U.S. Cellular Transaction would have been to cause U.S. Cellular to become a wholly-owned subsidiary of TDS.

        Following the 2005 Distribution until March 5, 2007, TDS management considered and discussed the possibility of acquiring the USM Common Shares not owned by TDS in a Possible U.S. Cellular Transaction. During this period, TDS considered the exchange ratio implied from time to time by the market prices of Special Common Shares and Common Shares of U.S. Cellular. TDS also considered the market price of the Special Common Shares, which traded at a discount to the Common Shares.

        Considering such implied exchange ratio, discount and other reasons, the TDS Board determined to terminate all activity relating to a Possible U.S. Cellular Transaction on March, 5 2007. On March 2, 2007, the Special Common Shares traded at an 8.5% discount to the Common Shares and the exchange ratio of U.S. Cellular Common Shares to TDS Special Common Shares was 1.41x. TDS' Schedule 13D amendment filed in connection with such termination stated as follows: "Although a Possible U.S. Cellular Transaction could have certain potential benefits, TDS does not believe that such a transaction is critical strategically, operationally or financially to the continued success of TDS or U.S. Cellular. TDS does not intend to commence or complete a Possible U.S. Cellular Transaction on uneconomic terms. TDS believes that an acceptable exchange ratio would need to be based on financial metrics which appropriately reflect the relative value of TDS and U.S. Cellular, recognizing the fact that a substantial portion of the value of TDS is comprised of its ownership in U.S. Cellular. TDS does not believe that the exchange ratio implied by the historical and current TDS and U.S. Cellular trading prices since some time after the announcement of a Possible U.S. Cellular Transaction has properly reflected this relative value." TDS has not filed an amended Schedule 13D with respect to U.S. Cellular since March 2007 and there has been no change in the position of TDS as set forth above.

Other Developments Since 2005 Distribution

        In 2008, TDS transferred the listing of the Common Shares and the Special Common Shares from the AMEX to the NYSE.

        Since the 2005 Distribution, the Special Common Shares have generally continued to trade at a discount to the Common Shares. Since the inception of trading in 2005, the discount has typically ranged from about 3% to 15%; however, the Special Common Shares traded at a small premium to the Common Shares from time to time during the fall of 2008.

        Recently, the discount in the market price of the Special Common Shares to the market price of the Common Shares has increased. In 2010, the discount ranged from about 9% to 15% with an average of about 13%. In 2011 through the end of June 30, 2011, the discount ranged from about 12% to 15% with an average of about 13%.

        In addition, the average trading volume of the Special Common Shares was only about 28% of the average trading volume of the Common Shares in 2010. In 2011 through the end of June 2011, average trading volume of the Special Common Shares was only about 23% of the average trading volume of the Common Shares.

        TDS does not believe the discount at which the Special Common Shares trade relative to the Common Shares is justified by economic fundamentals because the Common Shares and Special Common Shares have substantially identical rights to dividends, merger consideration and liquidation proceeds, as discussed below under "Description of TDS Capital Stock." Although such shares have different voting rights in matters other than the election of directors, because the TDS Voting Trust has a majority of the voting power in matters other than the election of directors, TDS does not believe that such voting right differences should cause any significant differences in value. In addition, given that the number of outstanding Common Shares and Special Common Shares is substantially the same, TDS does not believe that there is any significant reason why the Special Common Shares should trade at such a large discount to the Common Shares based on the number of outstanding shares.

        Based on the advice of its financial advisor, TDS believes that the low market liquidity of the Special Common Shares relative to the greater market liquidity of the Common Shares is the primary reason that the Special Common Shares trade at a significant discount to the Common Shares. As noted above, the average trading volume of the Special Common Shares generally was only about 28% of the average trading volume of the Common Shares in 2010 and was only about 23% of the average trading volume of the Common Shares in 2011 through June 30, 2011. Furthermore, the market liquidity of both classes of the publicly-traded TDS shares is diminished because the public float is divided into two separately traded public classes, resulting in lower trading volume for each class compared to if the classes were consolidated.

        Based on discussions with various market participants, including its financial advisor, TDS also believes the increased volatility of the market since the financial crisis in 2008 and the so-called "flash crash" on May 6, 2010, may have changed perceptions of the value of liquidity to investors. This appears to have contributed to the increase in the discount in the market price of the Special Common Shares in recent periods.

        Further, only the Common Shares are included in certain stock indices. Because of this, investors seeking to replicate the index or purchase its constituent stocks create greater demand for the Common Shares to account for the total shares required to duplicate the TDS market weighting in the index, resulting in higher demand and market liquidity, and thus higher market prices for the Common Shares compared to the Special Common Shares. The fact that only the Common Shares are included in certain stock indices may further contribute to investor beliefs, perceptions and actions that result in the Common Shares being more liquid than the Special Common Shares.

        In addition, approximately 13% of the Special Common Shares are held by the TDS Voting Trust, whereas the TDS Voting Trust does not hold any Common Shares. The TDS Voting Trust has not sold or distributed any Special Common Shares since the 2005 Distribution (although there have been a small number of withdrawals of Special Common Shares by beneficiaries of the TDS Voting Trust). In addition, another large shareholder has held between 21% and 30% of the Special Common Shares between 2005 and 2010. As a practical matter, these large blocks of Special Common Shares have effectively reduced the public float of the Special Common Shares in relation to the Common Shares, even though the number of outstanding Common Shares and Special Common Shares has not been substantially different in recent periods. As a result, TDS believes that other shareholders that purchase Special Common Shares only do so if they expect to hold such shares for relatively longer periods compared to the Common Shares. This further results in lower available public float and lower trading volume in the Special Common Shares, which further reduces the market liquidity of the Special Common Shares in relation to the Common Shares.

        TDS believes that several disadvantages to TDS and its shareholders have developed as a result of the fact that the Special Common Shares trade at a significant discount to the Common Shares, despite the fact that both classes of stock have substantially the same economic rights. In fact, certain institutional investors have expressed concerns about the discount in the market price of the Special Common Shares compared to the Common Shares. Since the 2005 Distribution, certain institutional investors and shareholders of TDS suggested to TDS that TDS take action to address the discount in the market price of the Special Common Shares, including suggesting that the Common Shares and Special Common Shares be consolidated, or have asked whether TDS is considering or intends to take action with respect to the discount. Such comments and questions were sometimes made on analyst or earnings conference calls and webcasts and, on such calls and webcasts, TDS management in general responded that it was looking into ways to address the discount.

        The Special Common Shares were created to allow for issuances of new equity without diluting the voting power of the existing shareholders. However, the market price differential between the Special Common Shares and Common Shares has limited TDS' flexibility and would increase its costs to raise capital or make acquisitions using Special Common Shares. If discounted Special Common Shares are issued to raise capital or make acquisitions, all shareholders would be diluted in value, including holders of Common Shares. TDS believes that it is important for TDS to have the flexibility to issue equity for financing purposes or in future acquisitions.

        In addition, TDS' current capital structure creates investor confusion because its separate stock symbols make it difficult to obtain stock quotes and information about TDS, including the calculation and reporting of its market capitalization and per share ratios, as compared to companies with a single class of publicly-traded common stock. In particular, the use of different trading symbols for the two publicly-traded classes of common stock (TDS and TDS.S) has contributed to the confusion, given that these trading symbols have been reproduced, recorded or described in different ways by various sources. Certain reporting services do not report trading prices for the Special Common Shares, report only limited information for the Special Common Shares or report information inconsistently. In addition, data services providers may estimate TDS' market capitalization using inconsistent methods. As a result, the public may obtain conflicting and confusing financial information from various third-party sources.

        In addition, the market price differential between the Common Shares and Special Common Shares has made Special Common Shares less attractive as a vehicle for compensation plans and other purposes because the issuance of Special Common Shares with a lower market value compared to the Common Shares results in economic dilution to all shareholders.

        Since 2007, TDS management has had informal discussions with various advisors and considered certain possible alternatives to enhance the liquidity and trading characteristics of the Special Common Shares. Between 2007 and 2011, TDS management held discussions with several investment banks, including Citi, and discussed possible ways to address the discount in the Special Common Shares.

        In 2010, TDS management increased its efforts in this matter as a result of the increase in the discount in the market price of the Special Common Shares to the Common Shares in recent periods.

        At board meetings in 2010, TDS management discussed various possibilities with the TDS Board that might reduce or eliminate the discount in the Special Common Shares. A possible consolidation of the Common Shares and Special Common Shares was one of the possibilities that was discussed.

        Also in 2010, TDS management held discussions with potential financial advisors in connection with possible actions to address the discount in the Special Common Shares, including Citi. TDS management considered the following approaches to address the discount in the Special Common Shares: (1) consolidating the Common Shares and Special Common Shares, (2) increasing the relative proportion of the number of Special Common Shares that are outstanding to increase their float and liquidity as compared to the Common Shares (such as through a stock dividend, public offering, use in acquisitions, or by repurchasing Common Shares), and (3) other changes (such as changes in the ticker symbols, dividends or liquidation preferences).

        Following discussions with the TDS Board, TDS management continued to work with TDS' legal advisors, and continued to have discussions with potential financial advisors in developing preliminary and tentative terms of a possible transaction.

        TDS management and the TDS Board recognized that any proposal would need the support of the TDS Voting Trust because it controls a majority of the voting power of TDS. The Schedules 13D of the TDS Voting Trust stated that the trustees of the TDS Voting Trust intended to maintain the ability to keep or dispose of voting control of TDS. Accordingly, TDS management continued to work with its advisors in developing preliminary and tentative terms of a possible transaction that might be supported by the TDS Voting Trust as well as the public shareholders.

        As a result of its review of potential alternatives, discussions with Citi, other potential financial advisors and legal advisors, and discussion with the President and Chief Executive Officer of TDS, who is one of the trustees of the TDS Voting Trust, TDS management (including the President and Chief Executive Officer of TDS) believed that a possible reclassification of the Special Common Shares as Common Shares was the most promising alternative. In particular, TDS management evaluated various alternatives in terms of their likelihood of success in eliminating the discount in the Special Common Shares and the likelihood of successful execution. The alternative of consolidating the Common Shares and Special Common Shares was viewed as the alternative that had the highest likelihood of success, as well as a greater likelihood of successful execution than many of the other alternatives.

        In the first part of 2011, TDS management worked with legal advisors and potential financial advisors, including Citi, regarding the possible transaction. The preliminary and tentative terms of the Share Consolidation Amendment and Vote Amendment were developed and were communicated to certain trustees of the TDS Voting Trust. TDS management also worked with legal advisors to develop the Vote Amendment in order to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments (subject to adjustment as discussed herein), which TDS management believed would be necessary to obtain the TDS Voting Trust's support for the Share Consolidation. TDS management also believed that it would be advisable to "clean up" the TDS Charter by removing obsolete provisions relating to Tracking Stock and relating to series of Preferred Shares that are no longer outstanding.

        In addition, during that time, TDS management worked with legal advisors to complete and deliver an interpretive request to the NYSE with respect to the possible Share Consolidation, Vote Amendment and related transactions.

        In the first part of 2011, TDS management had discussions with the NYSE regarding the possible Share Consolidation, Vote Amendment and related transactions.

        In April 2011, the NYSE advised TDS management that the possible Share Consolidation, Vote Amendment and related transactions would not violate Section 313 of the NYSE Listed Company Manual, which relates to voting rights of listed classes of stock.

        Following the receipt of the NYSE interpretation, TDS management discussed the approach to the transaction described to the NYSE with the TDS Board at a meeting on May 19, 2011 to determine if the TDS Board desired management to pursue such approach. At such meeting, the TDS Board authorized management to engage a financial advisor and to proceed to develop the terms of the transaction, and, if appropriate, provide further information with respect to such approach at a subsequent meeting of the TDS Board.

        Following the TDS Board meeting on May 19, 2011, based on interviews of potential advisors, the assistance that Citi provided prior to that time and other available information, TDS determined to retain Citi as its financial advisor in connection with the possible Share Consolidation, Vote Amendment and related transactions.

        In connection with the proposed transactions, the independent directors on the TDS Board engaged Bass, Berry & Sims PLC as special counsel to represent them with respect to the proposed transactions. The independent directors are Clarence A. Davis, Donald C. Nebergall, George W. Off, Christopher D. O'Leary, Mitchell H. Saranow, Gary L. Sugarman and Herbert S. Wander.

        On June 7, 2011, the independent directors of TDS met with representatives of Bass, Berry & Sims to discuss the proposed transactions. As a result of these discussions, the independent directors determined to request authority of the TDS Board to engage a separate financial advisor to provide financial advice to the independent directors with respect to the proposed transactions. After considering potential financial advisors, the independent directors determined to engage Credit Suisse. On June 13 and June 21, 2011, the independent directors of TDS met to further discuss the proposed Charter Amendments and related transactions with representatives of Bass, Berry & Sims and Credit Suisse.

        On June 21, 2011, the TDS Board met to hear presentations on and discuss the proposed Charter Amendments and related transactions. At such meeting, the TDS Board ratified and approved the engagement of Citi to provide financial advice and an opinion to TDS and also ratified and approved the engagement of Bass, Berry & Sims and Credit Suisse to provide advice to the independent directors of TDS. TDS management and Citi made presentations to the TDS Board at such meeting and Bass, Berry & Sims and Credit Suisse participated in the meeting. A representative of the TDS Voting Trust indicated that the TDS Voting Trust would consider the Charter Amendments and would not approve any approach that was not supported by the independent directors of the TDS Board.

        Following discussion, the TDS Board requested management to finalize the terms of the Charter Amendments and related transactions and to present with respect to these matters to the TDS Board at a later meeting of the TDS Board. In addition, consistent with the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors, the TDS Board resolved that the independent directors would receive a fee of $1,750 for each meeting or call attended, except that the fee would be $875 if the meeting or call was less than two hours in duration.

        TDS management then worked with Citi and legal advisors to finalize the terms of the Charter Amendments and related transactions. In addition, the independent directors consulted with Bass, Berry & Sims and Credit Suisse relating to the terms of the Charter Amendments and related transactions.

        On June 27, 2011, the independent directors of TDS met to further discuss the proposed Charter Amendments and related transactions with representatives of Credit Suisse and Bass, Berry & Sims.

        During this period, Bass, Berry & Sims discussed with counsel to the trustees of the TDS Voting Trust the proposed terms of the Charter Amendments and related transactions. In these discussions, it was noted that although the voting power of the Series A Common Shares held by the TDS Voting Trust would not increase as a result of the Charter Amendments and related transactions, the voting power of the TDS Voting Trust in matters other than the election of directors would increase from approximately 53.6% to approximately 56.3% (based on shares outstanding at June 30, 2011) due to the fact that the TDS Voting Trust also owns Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation. On behalf of the independent directors, Bass, Berry & Sims inquired whether the trustees of the TDS Voting Trust would consider setting the voting power of the TDS Voting Trust, in matters other than the election of directors, after giving effect to the Charter Amendments and related transactions at the percentage (approximately 53.6%) held in respect of its Series A Common Shares and consider possible governance changes relating to the role of the independent directors in the TDS Board's decision making process. In response to this inquiry, counsel to the trustees of the TDS Voting Trust communicated that the trustees had met and the trustees believed that (i) the proposed terms of the Charter Amendments and related transactions, if adopted, would treat all of the shareholders equally and (ii) any increase in the TDS Voting Trust's aggregate voting power as a result of the Charter Amendments and related transactions would not be meaningful since the TDS Voting Trust would control a majority of the aggregate voting power on matters other than the election of directors in either case. Counsel to the trustees also stated that the trustees believed that making any governance changes was unnecessary.

        On July 27, 2011, the independent directors of TDS met to further discuss the proposed Charter Amendments and related transactions with representatives of Credit Suisse and Bass, Berry & Sims.

        On July 29, 2011, the TDS Board met to hear presentations from representatives of Citi and TDS management, and considered and discussed the Charter Amendments and related transactions. Bass, Berry & Sims and Credit Suisse participated in the meeting. The TDS Board studied the Charter Amendments and the related transactions, and discussed with TDS management, Citi, TDS' proxy solicitor and legal advisors the advisability and terms of such proposals and the related transactions. A representative of the TDS Voting Trust indicated that the TDS Voting Trust continued to be interested in the approach being considered by the TDS Board and reiterated that the TDS Voting Trust would not approve any approach that was not supported by the independent directors of the TDS Board. The representative of the TDS Voting Trust also noted that the existing Schedules 13D of the TDS Voting Trust state that the trustees of the TDS Voting Trust intend to maintain the ability to keep or dispose of the voting control of TDS and that this continues to be the position of the trustees. During such meeting, the independent directors met in executive session with representatives of Credit Suisse and Bass, Berry & Sims. Credit Suisse and Bass, Berry & Sims reviewed for the independent directors the terms of the Charter Amendments and related transactions. The independent directors discussed the Charter Amendments and related transactions and the presentations by TDS management, legal advisors to TDS and Citi. Credit Suisse reviewed for the independent directors Credit Suisse's discussions with Citi regarding Citi's presentation to the TDS Board and draft written opinion to the TDS Board regarding the fairness of the reclassification ratio. Following such discussion, the independent directors determined to advise the TDS Board that they were supportive of the Charter Amendments and related transactions and each intended to vote in favor thereof.

        On August 7, 2011, the TDS Board met to consider the adoption of resolutions relating to the Charter Amendments and related transactions. Citi, Bass, Berry & Sims and Credit Suisse participated in the meeting and the independent directors advised the other directors that they had met separately, supported the Charter Amendments and related transactions and each intended to vote in favor thereof. A representative of the TDS Voting Trust advised the TDS Board that the trustees of the TDS Voting Trust were prepared to support the Charter Amendments and intended to vote the shares held by the TDS

Voting Trust in favor of the Charter Amendments and related transactions on behalf of the TDS Voting Trust, if the Charter Amendments and related transactions are supported by the independent directors and approved by the full TDS Board.

        The TDS Board received and considered the opinion of Citi to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth therein, Citi's work described below under "Proposals—Charter Amendments—Charter Amendments Generally—Opinion of Financial Advisor" and other factors Citi deemed relevant, the reclassification ratio of one-for-one was fair from a financial point of view to both the holders of Common Shares and the holders of Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS). The full text of the written opinion of Citi, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is included in this Proxy Statement as Exhibit B. We urge you to read the opinion in its entirety. See the section of this Proxy Statement entitled "Proposals—Charter Amendments—Charter Amendments Generally—Opinion of Financial Advisor."

        Citi's advisory services and opinion were provided for the information and assistance of the TDS Board in connection with its consideration of the Share Consolidation. Neither Citi's opinion nor the related analyses constituted a recommendation of the proposed Share Consolidation or the proposed reclassification ratio of one-for-one to the TDS Board. Citi's opinion is not intended to be and does not constitute a recommendation, and Citi does not make any recommendation, as to how any holder of TDS shares should vote with respect to the Share Consolidation Amendment or any of the other proposals.

        After further discussion of the Charter Amendments and related transactions, the TDS Board determined that the Charter Amendments and related transactions are in the best interests of TDS and all of its shareholders. The TDS Board, including directors who are not trustees or beneficiaries of the TDS Voting Trust, and directors who are not officers of TDS, unanimously approved the Charter Amendments and related proposals.

        Accordingly, on August 7, 2011, the TDS Board, including the independent directors:

  •
  determined that the Charter Amendments are in the best interests of TDS and in the best interests of each class of shareholders of TDS, including the holders of each of the Common Shares and Special Common Shares;

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  adopted and approved and declared the advisability of the Charter Amendments; and

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  directed that the Charter Amendments be submitted to a vote of the shareholders at a special meeting of shareholders and recommended that shareholders vote to approve the Charter Amendments.

        In addition to required statutory votes, the TDS Board determined to voluntarily subject the Share Consolidation and Vote Amendment to a non-waivable condition requiring approval and ratification by (i) a majority of the outstanding Common Shares (excluding Common Shares held by Affiliated Persons), voting separately as a class, and (ii) a majority of the outstanding Special Common Shares (excluding Special Common Shares held by Affiliated Persons), voting separately as a class. For purposes of the foregoing vote, "Affiliated Persons" means the TDS Voting Trust, members of the Carlson family who are shareholders of TDS, and directors and executive officers of TDS. Such persons are identified below under "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

        Although the approval of the Share Consolidation Amendment and the Vote Amendment by a majority of the outstanding Common Shares and Special Common Shares, each voting as a separate class and in each case excluding Common Shares and Special Common Shares held by the Affiliated Persons, is not required by the rules of the NYSE, Delaware law or the TDS Charter or Bylaws, TDS believes that such approvals may have certain effects under Delaware law. TDS believes that the aforementioned approvals by the Common Shares and Special Common Shares not held by Affiliated Persons would constitute evidence of the fairness of the Share Consolidation Amendment and/or the

Vote Amendment in the event of any judicial proceedings, and could cause a court reviewing these transactions to apply a standard of review or burden of proof under Delaware law more favorable to sustaining the Charter Amendments than might apply absent such approvals. TDS believes that the aforementioned approvals of the Share Consolidation Amendment and the Vote Amendment by the Common Shares and Special Common Shares not held by the Affiliated Persons could operate as a ratification of the TDS Board's decision and its process in approving the Share Consolidation Amendment and/or the Vote Amendment and could extinguish some or all legal challenges to or otherwise resulting from the TDS Board's approval of the Share Consolidation Amendment and/or the Vote Amendment or the effectiveness of such amendments.

        Nevertheless, even if shareholders approve the Share Consolidation Amendment and Vote Amendment and related transactions, the TDS Board would not be required to effect, and could determine not to effect, the Charter Amendments. The TDS Board will have a period of up to one year after shareholder approval to effect the transactions. The TDS Board could determine to take no action or to pursue other action.

        Reasons for Approval and Potential Advantages.    The TDS Board believes that the Charter Amendments and related transactions offer a number of potential advantages which outweigh the possible disadvantages, as described below, and that adoption of the Charter Amendments and the completion of the related transactions are in the best interests of TDS and holders of each class of its outstanding shares of capital stock. The TDS Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the advantages or disadvantages of the proposal, although the following factors were considered important in its decision:

          Eliminate Discount.     The Share Consolidation Amendment will eliminate the discount in the market price of the Special Common Shares in relation to the Common Shares. TDS believes, based on the advice of its financial advisor, that the Special Common Shares trade at a discount to the Common Shares primarily as a result of the lower public float and market liquidity for the Special Common Shares (due to the lower trading volume of the Special Common Shares and its more concentrated ownership). By consolidating the Common Shares and Special Common Shares, there will be only one publicly-traded class of stock and, as a result, there will not be a separate class of stock that could trade at a different market price involving a discount or a premium. TDS believes that eliminating the discount will have several benefits, including facilitating certain of the following potential advantages, such as reducing economic dilution, increasing flexibility for use in financings and potential acquisitions, and making compensation plans more effective.

          Increase Liquidity.     TDS desires to consolidate the Common Shares and Special Common Shares to increase their public float (by consolidating the public float of the two classes of stock) and market liquidity (due to an anticipated increase in the trading volume of TDS' listed common stock). Since the 2005 Distribution, trading activity in TDS shares has been divided between two publicly-traded classes of shares, rather than being concentrated in a single class, which TDS believes results in a lower public float (due to the separation into two classes) and market liquidity (due to lower trading volume) for each class of stock than what will be the case if the classes are consolidated. The Share Consolidation will increase the number of outstanding Common Shares from about 49.9 million to about 97.4 million. Thus, the Share Consolidation will result in the Common Shares having greater public float (by consolidating the public float of the two classes of stock) and greater market liquidity (due to an anticipated increase in the trading volume) than the current or historical public float or market liquidity of either of the Common Shares or Special Common Shares. As a result, TDS believes (based on the advice of its financial advisor) that the Share Consolidation will provide investors with greater liquidity and an enhanced quality of trade execution. TDS believes that this consolidation of the public float and increase in market liquidity (due to an anticipated increase in the trading volume of the common stock) will make it easier for existing investors to buy and sell TDS shares, and also may help to attract new investors. In addition, the possibility of a consolidated public float and greater market liquidity in one security (due to an anticipated increase in trading volume) may make it more likely that Common Shares would be included in additional broader stock indices in the future, such as the S&P 500 Index, although there can be no assurance that this will occur.

          Increased Acceptance by Institutional Investors.    Consolidating the public float and increasing market liquidity (due to an anticipated increase in the trading volume of the consolidated common stock) and simplifying the capital structure will address concerns that have been expressed by certain institutional investors about the liquidity of TDS shares and the complexity of the capital structure and may make the TDS common stock a more attractive investment. A broader shareholder base could attract additional analyst coverage, which could increase market awareness of TDS' capital stock.

          Increased Flexibility for Use in Financings and Potential Acquisitions.     The Charter Amendments would provide TDS with greater flexibility and efficiency if TDS determined that it would be advisable to issue equity for corporate purposes, including raising capital or making acquisitions or other transactions. Currently, the discount of the market price of the Special Common Shares compared to the Common Shares would result in significant economic dilution to all shareholders if TDS issued a substantial number of Special Common Shares for such purposes as compared to the issuance of Common Shares. TDS believes that it is important for TDS to have the flexibility to use equity to raise capital or as consideration in future acquisitions, although no such offerings or acquisitions are contemplated at this time.

          Increased Market Recognition of Value of TDS.     TDS believes that the consolidation of the Common Shares and Special Common Shares will allow for easier analysis and valuation of the single class of publicly-traded common stock and thus may increase market recognition of the value of the publicly traded shares of TDS. TDS desires that the market reflect an increase in the value of the Common Shares and the overall market capitalization of TDS due to elimination of a class of stock that trades at a discount, increased liquidity, reduced economic dilution from share issuances and a simplified capital structure.

          Simplify the Capital Structure and Reduce Investor Confusion.     The Charter Amendments would simplify the TDS capital structure by reducing the number of classes of common stock from three to two, reduce the number of publicly-traded classes of common stock from two to one, reduce the two ticker symbols (TDS and TDS.S) to one ticker symbol (TDS), and eliminate the provisions in the TDS Charter relating to Tracking Stock and series of Preferred Shares that are no longer outstanding. TDS believes the simplified capital structure will eliminate investor confusion relating to its capital structure, including confusion as to ticker symbols, the calculation of TDS' total market capitalization and shares outstanding.

          Simplify Compensation Plans, Reduce Employee Confusion and Make Compensation Plans More Effective.     Currently, TDS has compensation plans under which Common Shares as well as Special Common Shares can be issued, such as the TDS Tax-Deferred Savings Plan and the TDS 2004 Long-Term Incentive Plan, and other plans pursuant to which only Special Common Shares can be issued. This causes complexity and confusion to employees as well as in establishing and administering compensation plans. In addition, using discounted Special Common Shares in compensation awards dilutes all shareholders, which results in a less than optimal compensation program. As a result, the Share Consolidation would also simplify employee equity compensation, reduce employee confusion with respect to TDS compensation plans and make compensation plans more effective.

          Eliminate Issues Relating to Repurchase or Issuance of Shares.     Consolidating the Common Shares and Special Common Shares will eliminate issues with respect to the repurchase of shares or the issuance of shares relating to compensation plans or otherwise that currently result from the existence of two classes of publicly-traded common stock. Because there would be only one class of outstanding publicly-traded common stock after the Share Consolidation, decisions relating to which class of stock to repurchase or issue would be eliminated.

          No Change in Overall Capitalization of Common Stock.     The Charter Amendments would have no impact on the total issued and outstanding shares of common stock or total common capitalization of TDS. As of June 30, 2011, there were 103.6 million shares of common stock issued and outstanding, consisting of 6.5 million Series A Common Shares, 49.9 million Common Shares and 47.2 million Special Common Shares. After the Charter Amendments are effective, there would continue to be 103.6 million shares of common stock issued and outstanding based on shares outstanding as of such date, consisting of 6.5 million Series A Common Shares and 97.1 million Common Shares. In addition, the Charter Amendments would not change the total number of authorized shares of common stock. Currently, there are authorized 290 million shares of common stock, consisting of 25 million Series A Common Shares, 100 million Common Shares and 165 million Special Common Shares. After the Charter Amendments are effective, there would continue to be authorized 290 million shares of common stock, consisting of 25 million Series A Common Shares and 265 million Common Shares. However, the 325 million shares of Tracking Stock that are authorized would be eliminated, reducing the total number of authorized capital stock by 325 million shares.

          Citi Fairness Opinion.     Citi provided an opinion to the effect that, as of August 7, 2011, and based upon and subject to the considerations and limitations set forth therein, Citi's work described below under "Opinion of Financial Advisor" and other factors Citi deemed relevant, the reclassification ratio of one-for-one was fair, from a financial point of view, to both the holders of Common Shares and the holders of Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS). See "Opinion of Financial Advisor" below.

          Other Share Consolidation Examples.     The reclassification ratios adopted by other companies that have consolidated classes of common stock have primarily involved a one-for-one reclassification ratio, even though the shares have often traded at different market prices. As a result, the one-for-one reclassification ratio in the Share Consolidation is consistent with several other transactions.

          Consistent with Series A Common Share Conversion Right.    The reclassification ratio of one Common Share for each Special Common Share is consistent with the existing right of holders of Series A Common Shares to convert Series A Common Shares into either Common Shares or Special Common Shares on a one-for-one basis.

          No Change in Economic Equity Interests.     The Charter Amendments would have no impact on the economic equity interests of any shareholders. In particular, the proposed Charter Amendments would have no impact on the economic equity interests of holders of Common Shares or Special Common Shares, including with regard to dividends, liquidation rights or mergers, except for certain limited circumstances as discussed below under "Description of TDS Capital Stock—Comparison of Current Capital Structure and Proposed Capital Structure." As of June 30, 2011, the holders of Common Shares and Special Common Shares held 48.2% and 45.5%, respectively, of the total outstanding shares of common stock. This would not change as a result of the Share Consolidation. Immediately after the Share Consolidation, such holders would continue to hold the same proportions of the total outstanding shares of TDS common stock that they held immediately prior to the Share Consolidation.

          Maintain Relative Percentage Voting Power of the Series A Common Shares and Publicly-Traded Shares.     In connection with the Share Consolidation, a desired objective is to substantially maintain the current relative voting power in matters other than the election of directors of the Series A Common Shares and of the publicly-traded common stock, in order for the Share Consolidation to be supported by the TDS Voting Trust as well as the public shareholders. Therefore, the Vote Amendment is being proposed to set the percentage voting power of the Series A Common Shares and Common Shares in matters other than the election of directors at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments (subject to adjustment as discussed herein). This would be accomplished through the Vote Amendment by making the effect of the Share Consolidation largely neutral with respect to the relative voting power in matters other than the election of directors to the holders of Series A Common Shares and to the public shareholders as a group, although there will be a change in the relative voting power between the holders of Common Shares and Special Common Shares. However, TDS does not believe that this change in the relative voting power of the two share classes that will be consolidated is significant because the TDS Voting Trust currently has a majority of the voting power in matters other than the election of directors.

          Alignment of Voting Rights of Publicly-Traded Shares.     In addition to voting power in the election of directors, the holders of Common Shares currently vote in matters other than the election of directors whereas holders of Special Common Shares generally do not vote in matters other than the election of directors. If the Common Shares and Special Common Shares are consolidated, all of the holders of publicly-traded common stock will have the same voting rights per share, in matters other than the election of directors as well as in the election of directors. Thus, there would be complete alignment of voting as well as economic rights of the publicly-traded common stock after the Charter Amendments are effective. In addition, the Charter Amendments would result in an increase in the number of public shareholders who will vote in matters other than election of directors by permitting the persons who currently hold Special Common Shares to vote in such matters together with the holders of Common Shares.

          Support of TDS Voting Trust.     TDS recognized that the Charter Amendments and related transactions could not be approved without the support of the trustees of the TDS Voting Trust, which controls about 95% of the Series A Common Shares and a majority of the voting power of TDS. The trustees of the TDS Voting Trust advised TDS that they would support the Charter Amendments and the related transactions if they were supported by the independent directors.

          No Change in Voting for Election of Directors.     There would be no change as a result of the Share Consolidation or Vote Amendment in the per share voting power with respect to the election of the four directors that are elected by the holders of Common Shares and Special Common Shares. Both the holders of Common Shares and Special Common Shares have one vote per share in the election of such four directors and this would continue after the Share Consolidation and Vote Amendment, except that the current holders of Special Common Shares will vote as holders of Common Shares. As a result, neither the Share Consolidation nor the Vote Amendment would change a shareholder's voting power with respect to the election of such four directors.

          Reduce Economic Dilution.     The market price differential between the Common Shares and Special Common Shares has made Special Common Shares less attractive as a vehicle for compensation plans and other purposes because of their lower market value compared to the Common Shares. The issuance of Special Common Shares dilutes all shareholders. Because the discount would be eliminated as a result of the Share Consolidation, the issuance of Common Shares by TDS for director, management and employee compensation plans would no longer result in the economic dilution that occurs to all shareholders by the issuance of Special Common Shares that currently trade at a significant discount to the Common Shares. This would benefit all shareholders, including holders of Common Shares.

          Not a Taxable Transaction.     The Charter Amendments are not expected to result in taxable income to TDS or to the holders of any class of TDS common stock.

        In addition, an important consideration of the TDS Board in approving the Charter Amendments was that the TDS Board determined that it would make the completion of the Share Consolidation and Vote Amendment subject to the approval of a majority of the holders of the outstanding Common Shares and Special Common Shares other than Affiliated Persons. Accordingly, the holders of each of the Common Shares and Special Common Shares other than Affiliated Persons will each have a separate class vote on the Share Consolidation Amendment and the Vote Amendment and, therefore, will have an opportunity to decide for themselves whether such amendments should be implemented.

        Consideration of Potential Disadvantages.    While the TDS Board has determined that implementation of the Charter Amendments and related transactions are in the best interests of TDS and all of its shareholders, the TDS Board recognizes that implementation of the Charter Amendments and related transactions may have certain potential disadvantages, including the following:

          Different Effects on Holders of Common Shares compared to Holders of Special Common Shares.     The Charter Amendments will have different effects on the holders of Common Shares compared to the holders of Special Common Shares and may not benefit all shareholders the same or at all. The Common Shares have historically traded at a premium to the Special Common Shares and have historically had greater market liquidity than the Special Common Shares. Because each Special Common Share would be reclassified as one Common Share, the Charter Amendments could result in an increase in the market value of the current holders of Special Common Shares and a decrease in the market value of the current holders of Common Shares, particularly in the short term. Although TDS believes that the proposed transactions will benefit all shareholders and enhance shareholder value in the long term, there is no assurance when this will occur or that it will occur.

          No Assurance of Impact on Market Liquidity.     Although TDS believes, based on the advice of its financial advisor, that the market liquidity of the consolidated shares should increase after the Share Consolidation as compared to the market liquidity of the Common Shares and Special Common Shares before the Share Consolidation, there is no assurance that this will occur and no assurance that the liquidity of the consolidated shares will not decrease. The proposed transactions may not enhance liquidity for all shareholders, or may not enhance liquidity for all shareholders in the same way. In particular, the liquidity of the current holders of Special Common Shares may increase more than the liquidity of the current holders of Common Shares.

          No Assurance of Impact on Market Price.     There can be no assurance as to the impact of the Charter Amendments on the market price of the Common Shares or the Special Common Shares before the effective time of the Charter Amendments, and there is no assurance as to the market price of the Common Shares at any time following the effective time of the Charter Amendments. On August 5, 2011, the trading day immediately preceding the announcement of the proposed Charter Amendments, the closing prices per Common Share and Special Common Share were $25.47 and $22.47, respectively. On                           , 2011, shortly before the date of this Proxy Statement, the closing prices per Common Share and Special Common Share were $             and $             , respectively. If the Charter Amendments become effective, the trading prices of the Common Shares may fluctuate significantly. The prices at which the Common Shares will trade will be determined in the trading markets and may be influenced by many factors, including the consolidated results of TDS, the liquidity of such Common Shares after the Charter Amendments are effective, and whether or not such Common Shares are included in certain stock market indices, such as the S&P 500 Index. There can be no assurance that the market value of the Common Shares held by a shareholder following the effective time of the Charter Amendments will equal the market value of the Common Shares and/or Special Common Shares held by such shareholder prior to TDS' announcement of the proposed transactions, and the consolidated market value could be more or less than such prior market value.

          Dilution of Voting Power of Common Shares.     If the Charter Amendments are effected, the vote per share in matters other than the election of directors of the current holders of Common Shares will decline. The holders of the Common Shares are currently entitled to cast approximately 43.3% of all the votes entitled to be cast in matters other than the election of directors, and holders of Special Common Shares generally are not entitled to vote on matters other than the election of directors. The Share Consolidation would reclassify Special Common Shares as Common Shares, which would almost double the number of outstanding Common Shares. However, the votes of the Common Shares in matters other than the election of directors would not increase proportionately. Instead, the Vote Amendment initially would set the percentage voting power in matters other than the election of directors of the Common Shares at the percentage of the total voting power that the Common Shares have prior to the Share Consolidation, which was about 43.3% at June 30, 2011. However, as a result of the reclassification of Special Common Shares as Common Shares as a result of the Charter Amendments, the current holders of the Common Shares would be entitled to cast only approximately 22.4% of the votes, and the current holders of Special Common Shares would be entitled to cast the remaining 20.9% of the votes, in matters other than the election of directors, based on shares outstanding as of June 30, 2011. In addition, as a result of the Vote Amendment, the percentage voting power in matters other than the election of directors of the Common Shares will not increase even if more Common Shares are issued (other than in connection with the issuance of Common Shares upon conversion of Series A Common Shares into Common Shares). As a result of the foregoing, the vote per share of each Common Share would decrease from one vote per share to approximately 0.5 votes per share immediately after the effective time of the Charter Amendments. Thereafter, the per share vote of the Common Shares would float and be recalculated as of the record date for each shareholder vote based on the number of outstanding Common Shares and the number of outstanding Series A Common Shares. The per share vote of each Common Share would decline below about 0.5 votes per share as more Common Shares are issued (but may increase to the extent that Common Share repurchases exceed issuances of Common Shares). As a result of the foregoing, the Vote Amendment would result in an immediate dilution in the per share votes of the Common Shares in matters other than the election of directors of about 50% and such per share votes may decline further over time as more Common Shares are issued.

          Interests of Certain Persons.     The Affiliated Persons have interests in the Charter Amendments that may be different from, or in addition to, the interests of other holders of Common Shares and Special Common Shares. The TDS Voting Trust and its trustees and beneficiaries have an interest in the Charter Amendments and related transactions that is different than the interests of shareholders generally because the Charter Amendments may facilitate the ability of the TDS Voting Trust to retain voting control of TDS. Certain directors of TDS are trustees and beneficiaries of the TDS Voting Trust. The voting power of the TDS Voting Trust on matters other than the election of directors will increase by approximately 2.7% (based on shares outstanding as of June 30, 2011) because the TDS Voting Trust owns a substantial number of Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation. In addition, as a result of the Vote Amendment, future issuance of Common Shares (other than Common Shares issued upon conversion of Series A Common Shares) will not decrease the voting power of the Series A Common Shares held by the TDS Voting Trust, as compared to the aggregate voting power of the Common Shares, with respect to matters other than the election of directors.

          The TDS Voting Trust may also have an interest in the Share Consolidation Amendment that is different than the interests of holders of Common Shares because the TDS Voting Trust does not hold any Common Shares but holds a substantial number of Special Common Shares, which presently have a market price that is less than the market price of the Common Shares. For the same reasons, executive officers of TDS may have an interest in the proposals because many of them beneficially own and/or have options or other equity awards primarily or solely with respect to Special Common Shares rather than Common Shares. Also, certain directors who are not otherwise interested in the transactions own primarily (or only) Special Common Shares due to the fact that TDS directors are compensated in part through the issuance of Special Common Shares. See "Proposals—Charter Amendments—Charter Amendments Generally—Interests of Certain Persons."

          Control by TDS Voting Trust.     Following the effective time of the Charter Amendments, the TDS Voting Trust would continue to control TDS and certain anti-takeover provisions in the TDS Charter would continue to have the effect of potentially delaying or preventing a future change in control.

          In particular, a substantial majority of the outstanding Series A Common Shares is held by the TDS Voting Trust. By virtue of the number of shares it holds, the TDS Voting Trust has the power to elect approximately 75% of the directors less one director, or eight directors based on the current size of the TDS Board of twelve directors, and control a majority of the voting power of TDS with respect to matters other than the election of directors.

          The TDS Voting Trust will continue to control TDS after the Charter Amendments. If the Charter Amendments take place, the TDS Voting Trust will continue to be able to elect eight of the twelve directors and will continue to have a majority of the voting power of TDS with respect to all matters other than the election of directors. Implementation of the Charter Amendments would continue the ability of the TDS Voting Trust to exercise control over a majority of TDS' voting power in matters other than the election of directors because it may facilitate the ability of TDS to issue Common Shares, the aggregate percentage vote of which would not increase as additional Common Shares are issued. Consequently, the Charter Amendments may facilitate the ability of the TDS Voting Trust to continue to retain a majority of the voting power in matters other than the election of directors of TDS without diluting the voting power of the Series A Common Shares in matters other than the election of directors. As a result, the Charter Amendments may facilitate the ability of the TDS Voting Trust to continue to retain control of TDS, as more fully discussed below under "Description of TDS Capital Stock—Anti-Takeover Considerations."

          In addition, although the voting power of the Series A Common Shares will not increase, the voting power of the TDS Voting Trust in matters other than the election of directors will increase by about 2.7% due to the fact that, in addition to Series A Common Shares, the TDS Voting Trust also owns Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation, which will vote in matters other than the election of directors. See "Proposal 3—Vote Amendment—Statutory Vote" and "Proposal 4—Vote Amendment—Ratification Vote" under "Proposals—Charter Amendments" above. This higher voting power in matters other than the election of directors may permit the TDS Voting Trust to continue to retain over 50% of the voting power of TDS over time. The Charter Amendments are not being proposed in response to or in anticipation of any existing or planned effort on the part of any party to accumulate material amounts of any shares of capital stock of TDS, or to acquire control of TDS by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change TDS' management.

          Limitations of Fairness Opinion.     TDS has received an opinion from Citi solely with respect to the fairness of the reclassification ratio, from a financial point of view, to both the holders of Common Shares and holders of Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS) as of the date of the opinion. The opinion of Citi does not address all aspects of the proposed Charter Amendments and is subject to material qualifications, limitations, assumptions and other factors. In addition, Citi's advisory services and opinion were provided for the information and assistance of the TDS Board in connection with its consideration of the Share Consolidation. Neither Citi's opinion nor the related analyses constituted a recommendation of the proposed Share Consolidation or the proposed reclassification ratio of one-for-one to the TDS Board. Citi's opinion is not intended to be and does not constitute a recommendation, and Citi does not make any recommendation, as to how any holder of TDS shares should vote with respect to the Share Consolidation Amendment or any of the other proposals. Shareholders should carefully consider and evaluate the opinion of Citi in view of these assumptions, limitations, qualifications and other factors. See "Proposals—Charter Amendments—Charter Amendments Generally—Opinion of Financial Advisor." See also Exhibit B for a copy of the full text of such opinion.

          No Assurance of Completion of Charter Amendments or of Benefits from Expenses Incurred.     There is no assurance that the Charter Amendments will become effective and, if they do not become effective, TDS will not benefit from the expenses it has incurred in preparation for the Charter Amendments and related transactions. The Charter Amendments are subject to a number of conditions that are not certain to occur, including approvals by shareholders. In addition, even if all conditions are satisfied, the TDS Board would not be required to effect and could determine not to effect the Charter Amendments. Accordingly, there is no assurance that the Charter Amendments will become effective.

          If the Charter Amendments do not become effective, TDS will have incurred substantial expenses for which no ultimate benefit will have been received by TDS. TDS currently expects to incur significant out-of-pocket expenses in connection with the Charter Amendments and related transactions, consisting of fees to its financial advisor and legal advisors, and accounting fees and financial printing and other related charges, much of which have been or may be incurred even if the Charter Amendments do not become effective. See "Expenses" below.

        Other Considerations.    The TDS Board also considered certain other potential consequences, including the following:

          Reclassification Ratio Compared to Historical Trading Prices.     Special Common Shares would be reclassified as Common Shares on a one-for-one basis even though the historical trading prices of the Common Shares generally have traded at a premium to the trading prices of the Special Common Shares. Notwithstanding the differences in historical and current market prices, the TDS Board determined that Special Common Shares should be reclassified as Common Shares on a one-for-one basis considering, among other things, the fact that the economic rights of Special Common Shares are substantially the same as the Common Shares, including with regard to dividends, liquidation rights and mergers, the fairness opinion from TDS' financial advisor as to the fairness of the reclassification ratio, from a financial point of view, precedent transactions, and the other considerations discussed above.

          Effects on Options, RSUs and Other Stock Awards.     If the Charter Amendments become effective, TDS will cause each stock option to purchase Special Common Shares to become an option to purchase the same number of Common Shares at the same exercise price. In addition, TDS will cause each restricted stock unit and each other stock award for Special Common Shares to become a restricted stock unit or other stock award for Common Shares. As a result, if the market price of the Common Shares after the effectiveness of the Charter Amendments exceeds the market price of the Special Common Shares prior to the announcement and effectiveness of the Charter Amendments, this would result in an increased value to all holders of such stock options, restricted stock units and other stock awards. Thus, the Charter Amendments could provide a benefit to all officers and employees who hold stock options, restricted stock units or other stock awards with respect to Special Common Shares. In addition, future awards of stock options, restricted stock units and other stock awards to officers and employees would be made with respect to Common Shares rather than Special Common Shares. Directors who are not officers or employees do not hold any outstanding stock options, restricted stock units or other stock awards, but future stock awards to directors under the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors would be made with respect to Common Shares rather than Special Common Shares.

          NYSE Criteria.     The outstanding Common Shares and Special Common Shares are currently traded on the NYSE. The NYSE has confirmed that the Charter Amendments will not violate Section 313 of the NYSE Listed Company Manual, which relates to voting rights of listed classes of stock. It is a condition to the Charter Amendments that the Common Shares will continue to qualify for listing on the NYSE after the Charter Amendments are effective.

        The TDS Board has given extensive consideration to the Charter Amendments and related transactions and has determined that the positive aspects of the Charter Amendments and related transactions outweigh the potential disadvantages and believes that the Charter Amendments and related transactions would be in the best interests of TDS and all of its shareholders.

Opinion of Financial Advisor

        TDS has retained Citi as its financial advisor in connection with the Charter Amendments. In connection with this engagement, Citi rendered a written opinion to the TDS Board, dated as of August 7, 2011, to the effect that, as of the date of the opinion, and based upon and subject to the considerations and limitations set forth in the opinion, Citi's work described below and other factors Citi deemed relevant, the reclassification ratio of one-for-one was fair, from a financial point of view, to both the holders of Common Shares and the holders of Special Common Shares (solely in their capacity as holders of Common Shares or holders of Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of TDS). Citi advised TDS that it could not provide an opinion as to the fairness of the Vote Amendment because, in Citi's judgment, there were not financial or trading metrics sufficient to permit Citi to form an opinion as to the fairness, from a financial point of view, of the Vote Amendment.

        The full text of Citi's opinion, which sets forth the assumptions made, general procedures followed, matters considered and limitations on the review undertaken, is included as Exhibit B to this document. The summary of Citi's opinion set forth below is qualified in its entirety by reference to the full text of the opinion. You are urged to read Citi's opinion carefully and in its entirety.

        Citi's opinion was limited solely to the fairness of the reclassification ratio, from a financial point of view, as of the date of the opinion. Citi's advisory services and opinion were provided for the information and assistance of the TDS Board in connection with its consideration of the Share Consolidation. Neither Citi's opinion nor the related analyses constituted a recommendation of the proposed Share Consolidation or the proposed reclassification ratio of one-for-one to the TDS Board. Citi's opinion is not intended to be and does not constitute a recommendation, and Citi does not make any recommendation, as to how any holder of TDS shares should vote with respect to the Share Consolidation Amendment or any of the other proposals.

        In arriving at its opinion, Citi, among other things:

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  Reviewed the TDS Charter as it relates to the rights and privileges of the Common Shares and the Special Common Shares;

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  Reviewed the factors considered by the TDS Board in determining to issue the Special Common Shares in 2005;

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  Reviewed a draft of the proposed Share Consolidation Amendment;

  •
  Reviewed a draft of this proxy statement;

  •
  Conducted discussions with certain senior officers, directors and other representatives and advisors (including outside counsel) of TDS concerning the foregoing;

  •
  Conducted discussions with certain senior officers, directors and other representatives and advisors (including outside counsel) of TDS concerning TDS and its financial and operating performance, the pro forma economic and voting impact of the Share Consolidation and the strategic and other considerations behind the decision of TDS to propose the Share Consolidation;

  •
  Examined certain publicly available business and financial information relating to TDS and to the existing voting control of the TDS Voting Trust with respect to TDS (as to matters other than the election of a minority of the TDS Board);

  •
  Reviewed the financial terms of the Share Consolidation in relation to, among other things, current and historical market prices, trading volumes and trading liquidities of the Common Shares and the Special Common Shares and the capitalization of TDS;

  •
  Considered the financial terms of certain other reclassification transactions that Citi deemed to be relevant, including the reclassification ratios used in such transactions and the post-announcement stock price performance for the reclassified securities in such transactions;

  •
  Analyzed certain financial, stock market and other information relating to other companies with multiple classes of publicly traded equity securities that Citi deemed to be relevant, including the historical trading performance and trading liquidity for such companies' securities; and

  •
  Conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as Citi deemed appropriate in arriving at its opinion.

        In preparing its opinion, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management of TDS that they were not aware of any relevant information that was omitted or that remained undisclosed to Citi. Citi also relied upon the advice of counsel to TDS as to legal matters in respect of the TDS Charter and the proposed Share Consolidation Amendment. Citi also assumed that the Share Consolidation will be consummated in accordance with the terms of the proposed Share Consolidation Amendment, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining any necessary regulatory and shareholder approvals, consents and releases for the Share Consolidation, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on TDS or the contemplated benefits of the Share Consolidation. Furthermore, Citi assumed that the Share Consolidation will have the federal income tax consequences set forth in this proxy statement. Citi did not make, and was not provided with, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of TDS nor did Citi make any physical inspection of the properties or assets of TDS. Citi's opinion was necessarily based upon information available to it, and financial, stock market and other conditions and circumstances existing, as of the date of its opinion. Furthermore, Citi noted in preparing its opinion that the TDS Voting Trust's public filings stated that the trustees of the TDS Voting Trust intended to maintain the ability to keep or dispose of the TDS Voting Trust's voting control of TDS. Citi also noted that representatives of the TDS Voting Trust advised TDS that the TDS Voting Trust would not approve the Share Consolidation Amendment or the Vote Amendment if they were not supported by the independent directors of the TDS Board and that the TDS Board intended to make the effectiveness of the Share Consolidation Amendment conditional on shareholder approval and effectiveness of the Vote Amendment as TDS believed such conditionality would be necessary to obtain the TDS Voting Trust's support for the Share Consolidation (which is necessary for its approval).

        Citi's opinion related solely to the reclassification ratio and Citi did not express any opinion as to the price at which the Common Shares or the Special Common Shares will trade at any time prior to the time the Share Consolidation is consummated (including the relative trading prices of the Common Shares and the Special Common Shares) or the price at which the Common Shares will trade at any time following the consummation of the Share Consolidation. In addition, Citi expressed no view as to, and its opinion did not address, the fairness of the Vote Amendment to the holders of the Special Common Shares or the holders of the Common Shares. While Citi advised TDS in connection with the structuring of the Share Consolidation and the establishment of the reclassification ratio, the final reclassification ratio was determined by TDS based on a variety of factors as set forth under "—Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board" above, of which Citi's advice and opinion was only one factor. Citi expressed no view as to, and its opinion did not address, the underlying business decision of TDS to effect the Share Consolidation, the relative merits of the Share Consolidation as compared to any alternative business strategies that might exist for TDS or the effect of any other transaction in which TDS might engage. Citi also expressed no view as to, and its opinion did not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of TDS, or any class of such persons, relative to the reclassification ratio.

        In connection with rendering its opinion, Citi made a presentation to the TDS Board on July 29, 2011 with respect to the material analyses performed by Citi in evaluating the fairness, from a financial point of view, of the reclassification ratio. The following is a summary of that presentation. The summary includes information presented in tabular format. In order to understand fully the financial analyses used by Citi, these tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Citi's financial analyses. The following quantitative information, to the extent it is based on market data, is, except as otherwise indicated, based on market data as it existed at or prior to July 29, 2011, and is not necessarily indicative of current or future market conditions.

TDS Historical Trading and Liquidity Analysis

        Citi examined the percentage by which the daily closing price of the Special Common Shares traded at a premium or a discount to the daily closing price of the Common Shares during two periods. The first period reviewed was the period from June 2005, the first full month following the issuance of the Special Common Shares, through June 2007. The second period reviewed was the period from June 2007 through July 2011.

        In addition, Citi reviewed the historical trading performance and the trading liquidity of the Common Shares and the Special Common Shares for the period from June 2005 through July 2011. Citi also analyzed the average daily trading volume and the share turnover ratio (which represents the total volume traded in a period divided by shares outstanding at the end of that period) of both the Common Shares and the Special Common Shares during that period.

        This analysis showed the following:

Average Historical Discount/Premium of TDS Common and Special Common Shares (1)

	(Discount) / Premium of Special Common Shares to Common Shares
Time Period	Maximum	Minimum	Average
June `05 – June `07	(1.9)%	(9.6)%	(5.2)%
July `07 – July `11	3.7%	(15.4)%	(9.2)%

(1)
Source: FactSet.

Average Historical Trading and Liquidity of TDS Common and Special Common Shares (1)

Time Period (2)	Average Daily Trading Volume of Common Shares (000s)	Average Daily Trading Volume of Special Common Shares (000s)	Common Share Turnover Ratio	Special Common Share Turnover Ratio
July `05 – July `07	250	81	2.5x	0.7x
July `07 – July `09	421	92	4.3x	0.9x
July `09 – July `11	300	70	3.1x	0.8x

(1)
Source: FactSet.

(2)
The time periods were adjusted such that each period consists of an equal number of days (730 days) for consistency purposes.

        Citi noted that, for the various time periods analyzed, the Common Share stock prices had traded at a premium/(discount) to the Special Common Share stock prices ranging from (3.6)% to 18.2% and the ratio of the trading volume of the Common Shares compared to the trading volume of the Special Common Shares had ranged from 0.3x to 73.6x. Citi further noted that the share turnover ratio of the Special Common Shares was significantly less than the share turnover ratio of the Common Shares.

Analysis of TDS Liquidity Relative to Illustrative Peer Companies

        Citi analyzed a group of six illustrative peer companies of TDS in the telecommunications industry and compared the average daily trading volume for the prior six months and the share turnover ratio for the prior twelve months for the Common Shares and the Special Common Shares with the daily trading volume and the share turnover ratio for the common stock of those six peer companies during those same periods.

        This analysis showed the following:

TDS Trading Liquidity Relative to Illustrative Peer Comparables (1)

	Average 6-Month Daily Trading Volume ($ value in millions) (2)	LTM Share Turnover ratio (3)
Company
Common Shares	10	1.5x
Special Common Shares	2	0.4x
Peer Comparables
Frontier Communications	90	3.0x
CenturyLink	187	1.8x
Windstream	72	2.7x
Sprint	304	4.5x
MetroPCS	93	3.9x
Leap Wireless	26	6.7x

(1)
Source: FactSet.

(2)
Calculated by multiplying the July 15, 2011 stock price by each company's total shares traded during the last six months.

(3)
Calculated by dividing the total shares traded in each company's stock during the last twelve months (LTM) by each company's current shares outstanding (at the end of the period).

        Citi noted that both the Common Shares and the Special Common Shares are relatively illiquid securities when compared to the similar statistics for common stock of the six illustrative peer telecommunications companies.

Analysis of Non-Indexed Stock Discount

        Citi analyzed twenty companies that currently have multiple classes of common stock with high-vote and low/no-vote securities, where both securities are publicly traded on a major U.S. stock exchange. Additionally, each of these twenty companies has one class of stock included in either the S&P 500® Index or the S&P 400® Index and one class of stock that is not included in either of those indices. Of these twenty companies, sixteen companies have their low/no-vote stock included in either the S&P 500® Index or the S&P 400® Index. The remaining four companies, including TDS, have their high-vote stock included in either the S&P 500® Index or the S&P 400® Index. Citi focused its analysis on these four companies. For this analysis, Citi calculated the discount (which represents the non-indexed daily closing price divided by the indexed daily closing price) at which the non-indexed common stock traded to the indexed common stock.

        Citi's analysis of the four companies (including TDS) showed the following:

Non-Indexed Stock Discount (1)

Company	Implied Non-Indexed Stock Discount
Molex	(15.9)%
Comcast	(3.2)%
Discovery Communications	(10.1)%
TDS	(13.2)%

(1)
Source: FactSet. Trading data as of July 15, 2011.

        Citi noted that, for TDS and each of the other three companies analyzed that had their high-vote common stock included in the S&P 500® Index or the S&P 400® Index and their no/low-vote common stock not included in either index, the non-indexed stock traded at a discount to the indexed stock.

Impact of Potential Reclassification Ratios on Pro Forma Economic Ownership and Voting Power

        Citi noted that under the TDS Restated Certificate of Incorporation, the Special Common Shares and the Common Shares are entitled to substantially the same economic rights, including rights to dividends and rights in the event of a liquidation or merger. Citi considered the impact of a range of potential reclassification ratios on the pro forma economic ownership of the Common Shares and the Special Common Shares. This analysis showed that, if the Special Common Shares were reclassified into new Common Shares at greater than a one-for-one reclassification ratio, this would imply economic dilution to the holders of the Common Shares and, if the Special Common Shares were reclassified into new Common Shares at less than a one-for-one reclassification ratio, this would imply economic accretion to the holders of the Common Shares. Similarly, this analysis showed that, if the Special Common Shares were reclassified into new Common Shares at greater than a one-for-one reclassification ratio, this would imply economic accretion to the holders of the Special Common Shares and, if the Special Common Shares were reclassified into Common Shares at less than a one-for-one reclassification ratio, this would imply economic dilution to the holders of the Special Common Shares. There would be no implied economic impact to the holders of the Special Common Shares or the Common Shares if the Special Common Shares were reclassified into Common Shares at a one-for-one reclassification ratio.

Certain Impacts of Potential Reclassification Ratios

Illustrative Reclassification Ratio (Special Common Shares are Exchanged for Common Shares)	Illustrative Special Common Shares Economic Impact	Illustrative Common Shares Economic Impact
Less than one-for-one	Dilution	Accretion
Equal to one-for-one	Neutral	Neutral
Greater than one-for-one	Accretion	Dilution

        Citi also calculated a blended share price for the Common Shares of $28.56 per share. The blended share price represents an arithmetic computation of the weighted average prices of the Common Shares and the Special Common Shares based on their respective closing prices, and the number of shares outstanding as of the close of trading, on July 15, 2011. In connection with its calculation, Citi noted that it was not expressing any opinion as to the price at which the Common Shares or the Special Common Shares will trade at any time prior to the time the Share Consolidation is consummated (including the relative trading prices of the Common Shares and the Special Common Shares) or the price at which the Common Shares will trade at any time following the consummation of the Share Consolidation. Citi noted that if the Common Shares were to trade at such calculated blended share price, it would imply a decline of approximately 6.0% in the market price for the Common Shares.

        Citi also compared the current economic ownership and voting power of the Special Common Shares and the Common Shares immediately prior to the Share Consolidation to the pro forma economic ownership and voting power of the Common Shares (including the reclassified Special Common Shares) immediately following the Share Consolidation.

        This analysis showed the following:

TDS Current and Pro Forma Economic and Voting Impact (1)

	Current Ownership (2)			Pro Forma Reclassification of Special Common Shares into Common Shares (3)
Holder of TDS Shares	Economic % (4)	Economic Total % (5)	Voting % (6)	Economic % (4)	Economic Total % (5)	Voting % (6)
Special Common Shares
TDS Voting Trust	13.0%	5.9%	0.0%	6.3%	5.9%	2.7%
Other Insiders	0.7%	0.3%	0.0%	0.3%	0.3%	0.1%
Public	86.3%	39.2%	0.0%	41.8%	39.2%	18.1%

Total	100.0%	45.4%	0.0%
Common Shares
TDS Voting Trust	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Insiders	0.3%	0.1%	0.1%	0.2%	0.1%	0.1%
Public	99.7%	48.2%	43.2%	51.4%	48.2%	22.3%

Total	100.0%	48.3%	43.3%	100.0%	93.7%	43.3%
Total Common Shares and Special Common Shares	—	93.7%	43.3%	—	93.7%	43.3%

(1)
Calculations exclude TDS preferred shares, which represent less than 0.1% of the total economic interest in TDS equity and total voting power of TDS shareholders.

(2)
Source: Company filings (as of June 30, 2011).

(3)
Based on a one-for-one reclassification ratio.

(4)
Special Common Share and Common Share economic percentages indicate economic interest in TDS equity within each class.

(5)
Special Common Share and Common Share economic total percentages indicate overall economic interest in TDS equity.

(6)
Special Common Share and Common Share voting percentages indicate overall voting power (in matters other than the election of directors).

        Citi noted that, following the effectiveness of the Vote Amendment, the percentage voting power of the Series A Common Shares and the Common Shares would be fixed (in matters other than the election of directors) at the aggregate percentage voting power of the Series A Common Shares and Common Shares immediately prior to the effective time of the Charter Amendments, subject to adjustment due to subsequent changes in the number of outstanding Series A Common Shares. Citi also noted that, while the voting power of all holders of Special Common Shares would increase as a result of the Share Consolidation, resulting in a redistribution of the 43.3% voting power currently held by the holders of the Common Shares, the overall economic ownership percentages of the holders of the Special Common Shares and the holders of the Common Shares would not change. More specifically, Citi noted that holders of the Special Common Shares (currently) and holders of the Common Shares (currently and immediately following the Share Consolidation) vote together for four of the twelve directors on the TDS Board. In addition, while holders of the Common Shares will share the class vote with current holders of the Special Common Shares on mergers of TDS following the Share Consolidation (currently holders of the Special Common Shares do not vote on these matters), both classes are currently primarily held by public shareholders who, in theory, should have similar voting motivations with respect to such matters. Lastly, for matters other than the election of directors or mergers of TDS, holders of the Common Shares will share the vote with the current holders of the Special Common Shares following the Share Consolidation (currently holders of the Special Common Shares do not vote on these matters); however, the votes on such matters (other than the Common Share class vote relating to mergers) will continue to be controlled by the vote of the holders of the Series A Common Shares immediately following the Share Consolidation.

Analysis of Historical Reclassification Transactions

        Citi identified thirty-six historical reclassification transactions completed since 1998 in which two classes of publicly traded common stock of a single company with differential voting rights were reclassified or combined into a single class of common stock. Sixteen of the historical transactions analyzed involved companies with high-vote stock that traded at a discount to the low-vote stock prior to the reclassification transaction, five involved companies with high-vote stock that did not trade prior to the reclassification transaction and seven involved companies with low-vote stock that traded at a discount to the high-vote stock, but for which a change of control or loss of significant control by an existing controlling shareholder also occurred in connection with the reclassification transaction.

        Citi viewed the remaining eight historical transactions as primary precedents for purposes of its analysis because in each of these eight transactions, as is the case with the Share Consolidation, (i) the low-vote stock traded at a discount to the high-vote stock prior to the reclassification transaction and (ii) there was no change of control or loss of significant control by an existing controlling shareholder in connection with the reclassification transaction. Among other things, Citi analyzed the reclassification ratios, the combined equity values, the high-vote share to low-vote share trading volume ratios, the 3-month, 30-day and day prior average trading premia of the high-vote shares over the low-vote shares prior to the announcement of the reclassification transactions and the stock price trading premium impacts and the volume impacts of the announcement of the reclassification transactions for each of the eight primary precedent transactions. All but one of the eight primary precedent transactions involved a one-for-one reclassification ratio.

        This analysis showed the following:

Selected Historical Reclassification Transactions (1)
(dollars in millions)

Shareholder Meeting Date	Company	Indexed Security (2)	Reclassif- ication Ratio	Combined Equity Value (3)	3-Month Average Trading Premium (4)	30-Day Average Trading Premium (4)	Day Prior Premium (5)	High-Vote Volume/ Low-Vote Volume (6)
11/20/03	Pilgrim's Pride (7)	High Vote	1.00	$499	34.8%	32.1%	30.2%	4.58x
11/04/03	Jo-Ann Stores (7)	High Vote	0.87	405	15.1%	13.4%	14.4%	4.04x
01/23/03	Alberto-Culver	High Vote	1.00	2,891	6.1%	6.7%	5.9%	2.89x
05/02/02	Freeport McMoRan	High Vote	1.00	2,094	4.7%	5.3%	3.2%	7.38x
09/21/01	Conoco	High Vote	1.00	17,342	1.0%	1.2%	1.9%	2.77x
08/15/00	J.M. Smucker	High Vote	1.00	438	19.6%	20.4%	17.1%	1.15x
10/21/99	InfoUSA	High Vote	1.00	289	1.0%	2.5%	3.2%	0.86x
06/17/99	Cherry Corp	N/A	1.00	142	(1.2)%	0.5%	0.9%	0.29x
	TDS (8)	High Vote (9)	1.00	2,950	15.2%	15.3%	15.2%	5.39x

(1)
Source: Company filings; FactSet.

(2)
Indicates which class of security (High Vote or Low Vote stock) was included in one or more stock market indices. Except for Cherry Corp., in each case, the High Vote class was included in stock market indices (neither class of stock of Cherry Corp. was included in any stock market index).

(3)
As of one day prior to announcement, calculated using basic shares outstanding. "Combined" represents the sum of all classes of securities for each company at their respective equity values.

(4)
Based on the average closing prices up to the respective time period prior to announcement. Premium based upon the high-vote share class closing price divided by the low-vote share class closing price.

(5)
As of one day prior to announcement. Premium based upon the high-vote share class closing price divided by the low-vote share class closing price.

(6)
Based on average volume for the 30-trading day period ended one day prior to the announcement of the share reclassification.

(7)
As the announcement of this transaction was made after market hours on the date of announcement, the price on date of announcement (rather than day prior to announcement) was used for calculations.

(8)
TDS trading premiums and volume comparison assumed as of July 15, 2011, the last practicable date prior to distribution of materials to the TDS Board in advance of the July 29, 2011 meeting.

(9)
Refers to TDS Common Shares.

Selected Historical Reclassification Transactions—Stock Price Impact (1)

	High Vote—% Change in Price		Low Vote—% Change in Price
					Trading Premium
	Day Before Announcement to Day After Announcement		Day Before Announcement to Day After Announcement	Day Before Announcement to Day Before Vote
Company		Day Before Announcement to Day Before Vote			Day of Announcement	Day Before Vote
Pilgrim's Pride (2)	(9.1)%	5.2%	14.9%	38.6%	3.0%	(1.1)%
Jo-Ann Stores (2)	(6.9)%	42.0%	(7.4)%	41.0%	15.0%	15.2%
Alberto-Culver	(0.2)%	(0.6)%	(0.5)%	1.9%	6.3%	3.4%
Freeport McMoRan	(0.3)%	21.2%	2.0%	24.6%	0.8%	0.4%
Conoco	(0.9)%	(2.9)%	0.4%	(0.4)%	0.6%	(0.7)%
J.M. Smucker	4.9%	12.0%	17.1%	29.8%	4.9%	1.0%
InfoUSA	(3.1)%	(1.0)%	(1.1)%	1.1%	1.1%	1.1%
Cherry Corp	(11.6)%	0.9%	(2.7)%	1.4%	(8.3)%	0.4%

(1)
Source: FactSet.

(2)
As the announcement of this transaction was made after market hours on the date of announcement, the price on date of announcement (rather than day prior to announcement) was used for calculations.

Selected Historical Reclassification Transactions—Volume Impact (1)
(average daily trading volume (ADTV) in thousands)

	90 Days Prior to Announcement
					90 Days Following Close		1 Year Following Close		2 Years Following Close
Company	High-Vote		Low-Vote
Pilgrim's Pride	98		25		213		304		468	(2)
Jo-Ann Stores (3)	206		51		144		97		107
Alberto-Culver (4)	369		105		425		402		435
Freeport McMoRan	1,098		142		1,617		1,592		2,165
Conoco	1,633		700		2,395		2,381	(5)	N/A
J.M. Smucker	18	(6)	25	(6)	62	(7)	39	(7)	113	(7)(8)
InfoUSA	65		60		363		233		164
Cherry Corp	0.7		1.4		4		32		35	(9)

(1)
Source: FactSet.

(2)
Includes 25.4 million shares issued to ConAgra.

(3)
On November 18, 2003, Jo-Ann Stores reduced its 2003 fourth-quarter and full-year growth forecast for same store sales. On October 6, 2005, Jo-Ann Stores indicated it would not meet EPS targets for 2005 and declined to provide further earnings guidance for the year.

(4)
Alberto Culver figures (for both high-vote and low-vote) are adjusted for 3:2 stock split.

(5)
Calculated to August 30, 2002, when Conoco merged with Phillips; time period reflects less than one year.

(6)
For the 12 months preceding announcement, ADTV was ~19k for the high-vote class and ~17k for the low-vote class.

(7)
A repurchase program reduced the float at closing by approximately 20% (so pre-announcement volumes are not directly comparable to post-announcement volumes).

(8)
Includes shares issued in the acquisition of P&G's Jif and Crisco businesses (which were subsequently sold to the public).

(9)
Shares stopped trading on July 17, 2000; time period reflects less than two years.

        Citi noted that the average daily trading volume for the reclassified shares following the reclassification transaction increased to levels (i) at or exceeding the high-vote volume in seven of the eight primary precedent transactions that Citi analyzed and (ii) exceeding the aggregate trading volume of the high-vote and low-votes shares prior to such transaction in six out of the eight primary precedent transactions that Citi analyzed.

        The preceding discussion is a summary of the material financial analyses furnished by Citi to the TDS Board, but it does not purport to be a complete description of the analyses performed by Citi or of its presentation to the TDS Board. The preparation of financial analyses and fairness opinions is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. Citi made no attempt to assign specific weights to particular analyses or factors considered, but rather made qualitative judgments as to the significance and relevance of all the analyses and factors considered and determined to give its fairness opinion as described above. Accordingly, Citi believes that its analyses, and the summary set forth above, must be considered as a whole, and that selecting portions of the analyses and of the factors considered by Citi, without considering all of the analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses conducted by Citi and its opinion. With regard to the comparable companies and precedent transaction analyses summarized above, Citi selected comparable public companies and precedent transactions on the basis of various factors, including the similarity of the equity structure of the selected companies; however, no company utilized in this analysis is identical to TDS and no precedent transaction is identical to the Share Consolidation. As a result, this analysis is not purely mathematical, but also takes into account differences in financial and operating characteristics of the analyzed companies and transactions and other factors that could affect the Share Consolidation or the public trading value or other characteristics of the companies and transactions to which TDS and the Share Consolidation is being compared. Citi is making no representations regarding the reasons for any changes in stock prices or trading volume in any of the precedent transactions it reviewed, and has not attempted on a company-by-company basis to identify all potential reasons for any such changes.

        In its analyses, Citi made numerous assumptions with respect to TDS, general business, economic, market and financial conditions and other matters, many of which are beyond the control of TDS. Any estimates contained in Citi's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by these analyses. Because these estimates are inherently subject to uncertainty, none of TDS, the TDS Board, Citi or any other person assumes responsibility if future results or actual values differ materially from the estimates.

        Citi's analyses were prepared solely as part of Citi's analysis of the fairness of the reclassification ratio and were provided to the TDS Board in connection therewith. Citi's advice and opinion was only one of the factors taken into consideration by TDS in determining the reclassification ratio. See "—Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board" above.

        Citi is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. TDS selected Citi to act as its financial advisor in connection with the Charter Amendments on the basis of Citi's international recognition in providing financial advice and on the basis of Citi's experience and Citi's familiarity with TDS from prior financial advisory and other services rendered to TDS.

        Pursuant to its engagement letter with Citi, TDS has agreed to pay Citi customary fees in connection with its engagement as financial advisor, including a $3 million fee that became payable upon the delivery to the TDS Board of Citi's opinion as to the fairness of the reclassification ratio from a financial point of view. Including the opinion fee, an aggregate amount of $3.5 million will be payable, with additional monthly fees of not more than $125,000 per month if Citi continues to provide financial advisory services beyond October 21, 2011. TDS has also agreed to reimburse Citi for its reasonable travel and other expenses incurred in connection with its engagement, including reasonable fees and expenses of its legal counsel, and to indemnify Citi against liabilities and expenses relating to or arising out of its engagement, including liabilities under the federal securities laws.

        Citi and its affiliates in the past have provided, and in the future may provide, services to TDS and U.S. Cellular unrelated to the Charter Amendments, including, without limitation, having acted as joint bookrunner in connection with certain debt offerings of TDS and U.S. Cellular, for which services Citi and such affiliates have received or may receive compensation. Excluding the compensation paid and payable to Citi as described above in connection with the Charter Amendments, TDS and U.S. Cellular have paid Citi approximately $6.7 million for such services during 2009, 2010 and the six months ended June 30, 2011. In the ordinary course of business, Citi and its affiliates may actively trade or hold the securities of TDS and U.S. Cellular for their own account or for the account of their customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with TDS and U.S. Cellular and their respective affiliates.

Advice of Financial Advisor to Independent Directors

        Credit Suisse is acting as financial advisor to the independent directors of TDS in connection with the Charter Amendments and related transactions. Credit Suisse did not and was not requested to provide an opinion with respect to the fairness of any of the transactions. TDS has agreed to pay Credit Suisse a customary fee for such advice. As compensation for its services, TDS agreed to pay Credit Suisse a monthly financial advisory fee equal to $225,000; provided, that in no event will the aggregate fees payable by TDS to Credit Suisse for its services exceed $1,150,000. TDS has also agreed to reimburse Credit Suisse for its reasonable travel and other out-of-pocket expenses incurred in connection with its engagement, and to indemnify Credit Suisse against specific liabilities and expenses relating to or arising out of its engagement, including liabilities under the federal securities laws.

        Credit Suisse is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The TDS independent directors selected Credit Suisse to act as its financial advisor in connection with the Charter Amendments on the basis of Credit Suisse's international recognition in providing financial advice and on the basis of Credit Suisse's experience in providing financial advisory and other services to other clients.

        Credit Suisse and its affiliates in the past have provided services to TDS and U.S. Cellular unrelated to the Charter Amendments, for which services Credit Suisse and such affiliates have received or may receive compensation. TDS, including U.S. Cellular, did not make any payments to Credit Suisse for services in 2009, 2010 or for the six months ended June 30, 2011, unrelated to the foregoing proposals. In the ordinary course of their business, Credit Suisse and its affiliates may actively trade or hold the securities of TDS and U.S. Cellular for their own account or for the account of their customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Credit Suisse and its affiliates may have or maintain other relationships with TDS and U.S. Cellular and their respective affiliates.

Interests of Certain Persons

        The TDS Voting Trust and its trustees and beneficiaries have an interest in the implementation of the Charter Amendments and related transactions because they may facilitate the ability of the TDS Voting Trust to retain voting control of TDS. The trustees of the TDS Voting Trust are LeRoy T. Carlson, Jr., a director and the President of TDS and a director and the Chairman of U.S. Cellular and TDS Telecom; Walter C.D. Carlson, a director and the non-executive Chairman of the TDS Board and a director of U.S. Cellular; Letitia G. Carlson, M.D., a director of TDS; and Prudence E. Carlson, a director of TDS. Such persons are siblings and are children of LeRoy T. Carlson, director emeritus and Chairman Emeritus of TDS and a director of U.S. Cellular.

        Directors of TDS who are beneficiaries of the TDS Voting Trust are LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D., Prudence E. Carlson and Donald C. Nebergall. In addition, certain directors may be considered to have an interest in the Charter Amendments and related transactions as officers of TDS or its subsidiaries. Directors of TDS who are officers or employees of TDS or its subsidiaries are: LeRoy T. Carlson, Jr. (President of TDS and Chairman of U.S. Cellular) and Kenneth R. Meyers (Executive Vice President and Chief Financial Officer of TDS and Vice President and Assistant Treasurer of U.S. Cellular).

        In addition, the TDS Voting Trust and its beneficiaries beneficially own Special Common Shares that are held in the TDS Voting Trust, and the TDS Voting Trust does not hold any Common Shares. As a result, the TDS Voting Trust and its beneficiaries may have an interest in the Charter Amendments, which may benefit the current holders of Special Common Shares to a greater degree than the current holders of Common Shares.

        In addition, executive officers of TDS may have an interest in the proposed transactions because many of them beneficially own more Special Common Shares than Common Shares (or only Special Common Shares). In addition, all or substantially all of the shares that may be issued to them pursuant to compensation plans are Special Common Shares, the market price of which may be benefited in relation to the Common Shares by the Charter Amendments. See "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management" for the shareholdings of TDS executive officers.

        Also, certain directors who are not otherwise interested in the transactions own primarily (or only) Special Common Shares due to the fact that TDS directors are compensated in part through the issuance of Special Common Shares. See "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management" for the shareholdings of TDS directors. However, such interests do not represent a material amount of the net worth of any of such directors.

        Sidley Austin LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries, is advising TDS with respect to the Charter Amendments and related transactions. Certain matters relating to federal income tax matters will be passed on by Sidley Austin LLP. The following persons are partners of Sidley Austin LLP: Walter C.D. Carlson, a trustee and beneficiary of the TDS Voting Trust, the non-executive Chairman of the TDS Board and member of the TDS Board and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Shareholders are urged to carefully study and consider the Charter Amendments and related transactions in light of the above interests. See "Proposals—Description of TDS Capital Stock—Anti-Takeover Considerations."

Federal Income Tax Consequences

        TDS has summarized below certain federal income tax consequences of the Share Consolidation Amendment, the Vote Amendment and the Ancillary Amendment. This summary is based on the Internal Revenue Code of 1986, as amended. This summary applies only to TDS shareholders that hold their Special Common Shares and Common Shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code. Further, this summary does not discuss all aspects of federal income taxation that may be relevant to shareholders in light of each shareholder's individual circumstances. In addition, this summary does not address any state, local or foreign tax consequences of the proposed reclassification. This summary is included for general information purposes only. Because the tax consequences to each shareholder will depend on each shareholder's particular facts and circumstances, each shareholder is urged to consult its own tax advisor with respect to the tax consequences of the Share Consolidation Amendment, the Vote Amendment and the Ancillary Amendment, including tax reporting requirements.

        TDS believes that as a result of the Share Consolidation Amendment, the Vote Amendment and the Ancillary Amendment:

  •
  no gain or loss will be recognized by any of the holders of Special Common Shares or any of the holders of Common Shares upon the reclassification of Special Common Shares as Common

    Shares pursuant to the Share Consolidation Amendment or as a result of the Vote Amendment or Ancillary Amendment;

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  a shareholder's basis in a Common Share into which a Special Common Share is reclassified pursuant to the Share Consolidation Amendment will be the same as the shareholder's basis in the Special Common Share;

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  a shareholder's holding period for a Common Share into which a Special Common Share is reclassified pursuant to the Share Consolidation Amendment will include such shareholder's holding period for such Special Common Share; and

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  no gain or loss will be recognized by TDS upon the reclassification of its Special Common Shares as Common Shares pursuant to the Share Consolidation Amendment, or as a result of the Vote Amendment or Ancillary Amendment.

Listing on the New York Stock Exchange

        The Common Shares are currently listed on the NYSE under the symbol "TDS" and the Special Common Shares are currently listed on the NYSE under the symbol "TDS.S."

        If the Share Consolidation takes place, the Special Common Shares will be delisted and the Common Shares will continue to trade on the NYSE under the listing symbol "TDS."

        In 2011, TDS management had discussions with the NYSE regarding the possible Share Consolidation and Vote Amendment and related transactions. Following communications with the NYSE, in April 2011, the NYSE advised that the Charter Amendments would not conflict with Section 313 of the NYSE Listed Company Manual, which relates to voting rights of listed classes of stock.

        In August 2011, the NYSE confirmed in writing that the Charter Amendments would not conflict with Section 313 of the NYSE Listed Company Manual.

Accounting Treatment

        Immediately following the completion of the Share Consolidation, each outstanding Special Common Share will be reclassified as one Common Share. The increase in the par value due to the increased number of outstanding Common Shares will be offset by a decrease in the par value of the Special Common Shares that are reclassified. Accordingly, there will be no change to the overall amount of shareholders' equity or to any earnings per share calculation for any historical periods.

Dissenters' Rights

        No holders of capital stock of TDS have the right to dissent and receive payment for their shares (sometimes referred to as appraisal rights) under Delaware law in connection with the Charter Amendments.

Federal Securities Law Considerations

        The recapitalization effected by the Charter Amendments is not being registered pursuant to the Securities Act of 1933 (the "Securities Act") pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act. TDS believes that Common Shares outstanding after the effectiveness of the Charter Amendments, other than any such shares held by affiliates of TDS within the meaning of the Securities Act, and other than any Common Shares that may be "restricted securities" within the meaning of Rule 144 under the Securities Act, may be offered for sale and sold in the same manner as the existing Common Shares without additional registration under the Securities Act. Affiliates of TDS and holders of any restricted securities are advised to sell Common Shares held after the Charter Amendments only in transactions that comply with Rule 144 or in other transactions that are exempt from the registration requirements or are otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of TDS for such purposes generally include individuals or entities that control, are controlled by or are under common control with TDS and include the TDS Voting Trust and directors and executive officers of TDS.

 Regulatory Matters

        A shareholder who will beneficially own 5% or more of the outstanding Common Shares after the recapitalization may be required to file a report or an amended report under Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

        A shareholder who will beneficially own 10% or more of the outstanding Common Shares after the recapitalization may be required to file a report or an amended report under Section 16(a) of the Securities Exchange Act of 1934 and may be subject to liability for short-swing profits under Section 16(b) of that act.

        Shareholders who believe they may be subject to any of these requirements should consult with their own counsel for further information.

Stock Transfer Agent and Registrar

        If the Share Consolidation takes place, Computershare Trust Company, N.A. will continue to act as transfer agent and registrar for the Preferred Shares, Common Shares and Series A Common Shares (including shares held in the TDS Voting Trust).

Dividend Reinvestment Plans

        TDS sponsors a Special Common Share Automatic Dividend Reinvestment and Stock Purchase Plan, which we refer to as the "Special Common Share DRIP," a Common Share Automatic Dividend Reinvestment and Stock Purchase Plan, which we refer to as the "Common Share DRIP," and a Series A Common Share Automatic Dividend Reinvestment Plan, which we refer to as the "Series A DRIP."

        Participants in the Special Common Share DRIP whose shares are reclassified as Common Shares in the Share Consolidation will automatically have all of such whole and fractional Common Shares credited to the Common Share DRIP in book entry form. Such shareholders will be permitted to receive certificates representing whole Common Shares plus cash in lieu of fractional shares at any time after the Share Consolidation upon request to the Transfer Agent.

        Except for the reclassification of Special Common Shares as Common Shares in the Share Consolidation, there will be no changes to the Common Share DRIP, and there will be no changes to the Series A DRIP as a result of the transactions. However, the Special Common Share DRIP will be terminated if the Share Consolidation becomes effective because there will no longer be any Special Common Shares authorized or outstanding.

        Shareholder approval of the changes to the dividend reinvestment plans is not required and is not being requested.

Equity-Based Compensation Plans

        The Share Consolidation would affect TDS employee benefit plans that authorize the grant of equity-based compensation, as well as outstanding awards that have been made under equity-based compensation plans. TDS plans that would be affected by the Share Consolidation are (i) the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan, (ii) the Telephone and Data Systems, Inc. 2009 Employee Stock Purchase Plan, (iii) the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors and (iv) the Telephone and Data Systems, Inc. TDS Tax-Deferred Savings Plan.

        The Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan permits the grant of stock options, restricted stock units, deferred bonus and employer match awards, and other awards. Prior to the 2005 Distribution, awards were made in Common Shares. In connection with the 2005 Distribution, outstanding awards relating to Common Shares were converted into tandem awards for Common Shares and Special Common Shares, some of which remain outstanding. After the 2005 Distribution, awards have been made in Special Common Shares. The Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan provides that, in the event of any change in the capitalization of TDS, the TDS Compensation Committee is required to adjust the number and class of securities available under the plan. Accordingly, if the Charter Amendments are approved and become effective, TDS will cause each stock option to purchase Special Common Shares to become an option to purchase the same number of Common Shares at the same exercise price. In addition, TDS will cause each restricted stock unit or other stock award for Special Common Shares to become a restricted stock unit or other stock award for an equal number of Common Shares upon the same terms and conditions. Options and other stock awards relating to tandem Common Shares and Special Common Shares will be converted into options or other stock awards with respect to Common Shares upon the same terms as in effect before the Share Consolidation. If the Charter Amendments and Proposal 6 are approved and become effective, the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan would be terminated with respect to new awards and all newly-granted options and stock awards would be made under a new Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan with respect to Common Shares.

        The Telephone and Data Systems, Inc. 2009 Employee Stock Purchase Plan currently permits employees to subscribe to and purchase Special Common Shares. The Telephone and Data Systems, Inc. 2009 Employee Stock Purchase Plan will be terminated after the purchase on September 30, 2011 and there is no current proposal to approve a new Employee Stock Purchase Plan. Accordingly, shareholder approval is not being requested for the adoption of a new Employee Stock Purchase Plan.

        The Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors currently provides that part of the compensation to non-employee directors is paid in the form of Special Common Shares. If the Charter Amendments and Proposal 7 are approved and become effective, such plan would provide that the equity component of compensation to non-employee directors would be paid in the form of Common Shares going forward.

        In connection with the Share Consolidation, TDS is requesting shareholder approval of the adoption of a new 2011 Long-Term Incentive Plan and amendments to the Compensation Plan for Non-Employee Directors to effect the foregoing changes. See Proposals 6 and 7 below.

        The TDS Board has also previously approved the Telephone and Data Systems, Inc. Tax-Deferred Savings Plan, a qualified plan under Section 401(k) of the Internal Revenue Code, under which participants are permitted to invest a portion of their plan accounts in funds that invest in Common Shares and/or Special Common Shares. The TDS Board has previously reserved Common and Special Common Shares for such purposes of which 45,341 Common Shares and 45,000 Special Common Shares were still reserved at June 30, 2011. As a result of the Share Consolidation, the number of Common Shares reserved for this plan would be the total of such amounts, or 90,341 Common Shares. No further shares are being requested for such plan at this time. In addition, because such plan is qualified under Section 401(a) of the Internal Revenue Code, it is exempt from the NYSE requirement to obtain shareholder approval of material amendments to equity compensation plans. Accordingly, shareholder approval is not being requested with respect to the amendment of such plan relating to the Charter Amendments. The appropriate officers of TDS as designated by the TDS Board will approve amendments to such plan as appropriate relating to the Charter Amendments and shareholder approval is not required.

DESCRIPTION OF TDS CAPITAL STOCK

Current Capital Structure

        Authorized Shares.    The TDS Charter authorizes 620,000,000 shares of capital stock, consisting of (i) 279,401 Preferred Shares and 4,720,599 Undesignated Shares (for a total of 5,000,000 shares), each with a par value of $0.01 per share, (ii) 25,000,000 Series A Common Shares, 100,000,000 Common Shares and 165,000,000 Special Common Shares (for a total of 290,000,000 shares of common stock), each with a par value of $0.01 per share, and (iii) 325,000,000 shares of Tracking Stock, each with a par value $0.01 per share.

        A copy of the TDS Charter, marked to show the changes that would be made by the Charter Amendments, is attached hereto as Exhibit A.

        Under the proposed Charter Amendments, the Special Common Shares would be reclassified as Common Shares. Accordingly, the currently authorized 165,000,000 Special Common Shares would be consolidated with the 100,000,000 authorized Common Shares, for a total of 265,000,000 authorized Common Shares. In addition, changes will be made to the TDS Charter to delete all references to Special Common Shares, as marked in Exhibit A hereto.

        In addition, only Series S and Series QQ Preferred Shares are outstanding as of the date hereof. As a result, the Charter Amendments would eliminate all obsolete and inoperative provisions relating to previously authorized series of Preferred Shares that are no longer outstanding. The Preferred Shares that are no longer outstanding would revert to being undesignated as to series.

        Also, TDS has never issued any Tracking Stock, TDS no longer has any intention of issuing any Tracking Stock and TDS proposes to eliminate all provisions in the TDS Charter relating to Tracking Stock, as discussed above. The provisions in the TDS Charter relating to Tracking Stock that are proposed to be deleted are market in Exhibit A hereto. Because no Tracking Stock has been issued, none of these proposed changes will have any impact on the substantive rights of any shareholders of TDS. Accordingly, provisions relating to Tracking Stock are not discussed further herein. The provisions relating to Tracking Stock that will be deleted are set forth in Exhibit A hereto.

        The charter currently authorizes 620,000,000 shares of capital stock, of which 325,000,000 are shares of Tracking Stock. The TDS Charter as proposed to be amended and restated would eliminate the authorized Tracking Stock, so that the number of authorized shares of capital stock would be reduced to 295,000,000 shares of capital stock.

        Increases in Authorized Shares.    As permitted by Delaware law, the TDS Charter permits the number of authorized shares of any class of capital stock, other than Series A Common Shares or Common Shares, to be increased or decreased (but not below the number of shares then outstanding in such class, respectively) by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors. This provision in the TDS Charter gives TDS increased flexibility to authorize additional shares of any class of capital stock, other than Series A Common Shares or Common Shares, for use for any corporate purpose, without the need to obtain the approval of a majority of the affected class or classes, by obtaining the approval of the holders of a majority of the voting power of the shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors, voting as a single group. The TDS Voting Trust presently holds a majority of the voting power of TDS with respect to matters other than the election of directors.

        This provision may allow TDS to authorize and issue shares of capital stock under circumstances which could preserve the ability of the TDS Voting Trust to continue to exercise control over a majority of the voting power of TDS and, therefore, could deprive shareholders of TDS of an opportunity to sell their shares at a premium over market prices or make it more difficult to replace the current TDS Board and management of TDS. The TDS Voting Trust has informed TDS that it has no current intention to take any action to authorize any additional shares of capital stock, other than as described herein.

        Preferred Shares and Undesignated Shares.    Currently, the TDS Charter authorizes up to 279,401 Preferred Shares and 4,720,599 Undesignated Shares.

        Only Series S and Series QQ Preferred Shares remain outstanding as of June 30, 2011. All other 269,824 authorized Preferred Shares have been converted into common stock, redeemed or purchased and cancelled. As discussed above, the Charter Amendments would eliminate all obsolete and inoperative provisions relating to the 269,824 Preferred Shares that are no longer outstanding. The Preferred Shares that are no longer outstanding would revert to being undesignated as to series.

        The TDS Board may designate and issue Undesignated Shares in one or more classes or series of preferred or common stock from time to time, and establish as to each class or series the designation and number of shares to be issued, the dividend rate, the redemption price and terms, if any, the amount payable upon voluntary or involuntary dissolution of TDS, sinking fund provisions, if any, voting rights, if any, the terms of conversion into shares of common stock, if provided for, and such other rights, preferences or limitations as may be provided in such designation. The Undesignated Shares are available for designation and issuance as common or preferred stock from time to time for any proper corporate purpose, including issuances for cash, acquisitions, stock splits, stock dividends, stock option plans and funding of employee benefit plans. Generally, no further action or authorization by the shareholders would be necessary prior to the designation or issuance of the Undesignated Shares authorized pursuant to the TDS Charter unless applicable laws or regulations would require such approval in a given instance. Having such additional authorized Undesignated Shares available for designation and issuance in the future will give TDS greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Shares of common or preferred stock could be issued in circumstances that would serve to preserve control of TDS' then existing management and the TDS Voting Trust.

        Voting Rights.    The following discusses voting rights of classes of capital stock of TDS in the election of directors and matters other than the election of directors.

        Voting for Directors.    The TDS Charter provides that each member of the TDS Board is elected annually for a one-year term.

        In the election of directors, the holders of Special Common Shares and Common Shares vote together in the election of 25% of the directors (rounded up) plus one additional director (or four directors based on a Board of twelve directors). The Special Common Shares and Common Shares have one vote per share in the election of such four directors. After the Charter Amendments are effective, the holders of Common Shares (including the holders of Common Shares resulting from the reclassification of Special Common Shares as Common Shares) would continue to have one vote per share in the election of 25% of the directors (rounded up) plus one additional director (or four directors based on a Board of twelve directors).

        The holders of outstanding Preferred Shares and Series A Common Shares vote in the election of 75% of the directors (rounded down), less one director (or eight directors based on a Board of twelve directors). Each of the currently outstanding Preferred Shares has one vote per share and each of the Series A Common Shares has ten votes per share in the election of such eight directors, as well as generally on all other matters (other than the election of the directors elected by the voting group described in the preceding paragraph).

        Director Voting Sunset Provision.    If the number of Series A Common Shares issued and outstanding at any time falls below 500,000, because of the conversion of Series A Common Shares or otherwise, the holders of Series A Common Shares would lose the right to vote as a separate class (with the holders of any outstanding Preferred Shares which have voting rights) in the election of approximately 75% of the directors less one director, and thereafter the holders of Series A Common Shares (with ten votes per share) would vote with the holders of all other classes of capital stock as a single class in the election of all directors. In such election, holders of Common Shares and Special Common Shares would have one vote per share, and Preferred Shares would have the voting rights specified in the TDS Charter or designation. At this time it is unlikely that the number of outstanding Series A Common Shares will fall below 500,000, because more than 6,000,000 Series A Common Shares are held in the TDS Voting Trust, and the trustees of the TDS Voting Trust have informed TDS that they have no present intention of converting Series A Common Shares into Common Shares or

Special Common Shares. The foregoing would not be changed by the Charter Amendments, except that there would no longer be any Special Common Shares authorized or outstanding.

        Voting in Matters other than the Election of Directors.    Actions submitted to a vote of shareholders other than the election of directors generally are voted on only by holders of Common Shares, Series A Common Shares and series of Preferred Shares that have voting rights. Under the TDS Charter, except as required under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding voting power of the Common Shares, Series A Common Shares and such voting Preferred Shares, voting as a group, will be required to amend the TDS Charter, approve any merger or consolidation of TDS with or into any other corporation, approve the dissolution of TDS or approve any other matter required to be voted on by shareholders. In such vote, outstanding voting Preferred Shares have one vote per share, Common Shares currently have one vote per share and Series A Common Shares have ten votes per share.

        The Vote Amendment would set the percentage voting power in matters other than the election of directors of the Series A Common Shares and Common Shares at the aggregate percentage of the voting power that such shares have immediately before the effective time of the Charter Amendments. For instance, the voting power of the Series A Common Shares and Common Shares in matters other than the election of directors was approximately 56.7% and 43.3%, respectively, as of June 30, 2011. Thus, if the Charter Amendments had become effective as of June 30, 2011, the voting power in matters other than the election of directors of the Series A Common Shares initially would have been set at about 56.7% of the total voting power of the common stock, and the voting power of the Common Shares initially would have been set at about 43.3% of the total voting power of the common stock. The Series A Common Shares would continue to have ten votes per share. Accordingly, in order to achieve such aggregate percentage voting power, the per share voting power of the Common Shares would float and be redetermined on the record date for each shareholder vote. However, these initial percentages could be adjusted under certain circumstances as discussed above, except that the aggregate voting percentage of the Series A Common Shares could not increase above 56.7%, based on shares outstanding on June 30, 2011. These actual percentages would be determined based on outstanding shares immediately before the effective time of the Charter Amendments.

        Class Votes.    Any merger or consolidation of TDS which requires a shareholder vote under the Delaware General Corporation Law will also require a vote by a majority of the holders of the Common Shares and Series A Common Shares, each voting separately as a class. The foregoing would not be changed by the Charter Amendments.

        In addition, under Delaware law, the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. As discussed above, the TDS Charter permits the number of authorized shares of any class of capital stock, other than Series A Common Shares or Common Shares, to be increased or decreased (but not below the number of shares then outstanding in such class, respectively) by the affirmative vote of a majority of the voting power of the shares of capital stock entitled to vote with respect to matters other than the election of directors, without a class vote of the affected class.

        Dividends.    Subject to the satisfaction of all Preferred Share dividend preference and redemption provisions, holders of common stock are entitled to receive such dividends as may be declared from time to time by the TDS Board. Dividends on each of the Special Common Shares, Common Shares and Series A Common Shares are payable out of the assets of TDS legally available therefore.

        Unless the same dividends, on a per share basis, are declared and paid at the same time on any issued Special Common Shares, no dividends may be declared or paid on the Common Shares and, unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares and any issued Special Common Shares, no dividends may be declared or paid on the Series A Common Shares.

        The foregoing would not be changed by the Charter Amendments, except that the provisions relating to Special Common Shares would be eliminated.

        Any decision to pay dividends in the future will depend on the financial condition, results of operations and business requirements of TDS. See "Dividend Policy."

        Share Distributions.    In the case of dividends of shares of capital stock of TDS, the TDS Charter provides that shares of common stock (or in each case, securities convertible into or exercisable or exchangeable for such common stock) may be distributed only as follows:

            (i)  Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares;

            (ii)  Series A Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares;

           (iii)  Common Shares may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares; and

           (iv)  Special Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares, Common Shares and Special Common Shares.

        The substance of the foregoing would not be changed by the Charter Amendments, except that the provisions relating to Special Common Shares would be eliminated.

        Distribution of TDS Subsidiary in Dividend.    The TDS Charter provides that if the TDS Board intends to distribute a subsidiary to the holders of shares of TDS in a dividend, the TDS Board shall, to the extent practicable, distribute subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, distribute subsidiary shares corresponding to Common Shares to the holders of Common Shares, and distribute subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares, provided that the same number of shares of subsidiary common stock on a consolidated basis must be distributed for each Series A Common Share, Common Share and Special Common Share.

        The TDS Charter provides that, if practicable, the TDS Board must recapitalize such subsidiary through an amendment to its charter or otherwise, so that the shares of capital stock of such subsidiary substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of TDS, as may be determined to be necessary or appropriate in the sole discretion of the TDS Board, in order to permit the distribution to be effected in the foregoing manner. The TDS Charter provides further that, if Special Common Shares are outstanding but the subsidiary has no shares corresponding to Special Common Shares and it is impracticable to recapitalize the subsidiary as provided in the preceding sentence, the TDS Board must distribute subsidiary shares corresponding to Common Shares to the holders of Special Common Shares.

        The substance of the foregoing would not be changed by the Charter Amendments, except that the provisions relating to Special Common Shares would be eliminated.

        Liquidation Rights.    In the event of a liquidation, dissolution or winding up of TDS, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of TDS and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of common stock will be entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock. Each Series A Common Share, Common Share and Special Common Share is attributed one Liquidation Unit.

        A consolidation, merger, or reorganization of TDS with any other corporation or corporations, or a sale of all or substantially all of the assets of TDS, will not be considered a dissolution, liquidation, or winding up of TDS within the meaning of these provisions.

        The foregoing would not be changed by the Charter Amendments, except that the provisions relating to Special Common Shares would be eliminated.

        Conversion Rights.    Neither the Common Shares nor the Special Common Shares are convertible at the option of the holder into another class of common stock or any other security of TDS. The Series A Common Shares are convertible on a share-for-share basis at any time into Common Shares or Special Common Shares. If the Charter Amendments become effective, the Series A Common Shares would no longer be convertible into Special Common Shares.

        Preemptive Rights.    Neither the Common Shares nor the Special Common Shares carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of TDS or any other securities convertible into shares of any class of stock of TDS under the TDS Charter. The Series A Common Shares have a preemptive right to acquire additional Series A Common Shares for cash, including treasury shares. The foregoing would not be changed by the Charter Amendments, except that the provisions relating to Special Common Shares would be eliminated.

        Merger Consideration.    In the event of a merger or consolidation of TDS, whether or not TDS is the surviving entity, the holders of Special Common Shares and Common Shares are entitled to receive the same per share consideration. For this purpose, the foregoing will be deemed to be satisfied if the consideration received by the holders of Special Common Shares consists of securities which have relative rights, preferences and limitations vis-a-vis the securities received by the holders of Common Shares that, in the judgment of the TDS Board are substantially similar to the relative rights, preferences and limitations of the Special Common Shares vis-a-vis the Common Shares, respectively. The foregoing provision would be eliminated by the Charter Amendments, because there would no longer be any Special Common Shares authorized or outstanding.

        Redemption to Protect Licenses.    As permitted by Delaware law, the TDS Charter also includes a provision permitting TDS to redeem shares of capital stock (other than Series A Common Shares) to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency.

        The TDS Board considers this provision important in order to permit the redemption of shares, if necessary, to avoid the loss of any franchise or license under the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations of the Federal Communications Commission (the "FCC"). Failure to comply with the requirements of the Communications Act and the FCC may result in denial or revocation of FCC licenses.

        The TDS Charter permits TDS to redeem any shares of capital stock (other than Series A Common Shares) from disqualified holders at their fair market value to the extent necessary to prevent the loss of or secure the reinstatement of, or to prevent the denial of applications for or the renewal of any governmental license or franchise held by TDS or any of its subsidiaries, or any person in which TDS has any direct or indirect ownership or voting interest, if the license or franchise is conditioned upon some or all of the holders of the corporation's stock, or persons entitled to vote such stock, possessing prescribed qualifications or any other condition. A disqualified holder is any holder of shares of capital stock of TDS whose holding of such shares on his or her own behalf or on behalf of any other person, either individually or when taken together with the holding or voting of shares of capital stock of TDS by any other holders or persons entitled to vote such shares, may result, in the good faith judgment of the TDS Board, in the loss of, or the failure to secure the reinstatement of, or the denial of applications for or the renewal of, any license or franchise from any governmental agency held by TDS or any of its subsidiaries, or any person in which TDS has any direct or indirect ownership or voting interest.

        The redemption price of the shares to be redeemed will be equal to the lesser of (i) the fair market value of such shares or (ii) if such shares were purchased by the disqualified holder within one year of the redemption date, the disqualified holder's purchase price for such shares (the "Required Price"). The fair market value of a share of capital stock of any class or series of TDS means the average closing price for such a share for the 20 most recent days on which shares of capital stock of such class or series have traded preceding the day on which notice of redemption is given, except that if shares of capital stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "fair market value" will be determined by the TDS Board in good faith. The redemption price of such shares may be paid in cash, securities or any combination thereof.

        TDS may redeem any shares in exchange for any debt or equity securities (other than Series A Common Shares or securities convertible into or exchangeable for, or carrying a right to subscribe to or acquire, Series A Common Shares) of TDS, any of its subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as may be approved by the TDS Board and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the TDS Board, have a value at the time of notice of redemption at least equal to the Required Price.

        If less than all the shares held by disqualified holders are to be redeemed, the shares to be redeemed will be selected in a manner to be determined by the TDS Board, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the TDS Board.

        At least 30 days' written notice of the redemption date will be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), except that the redemption date may be the date on which written notice is given to record holders if the cash or securities necessary to effect the redemption is deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed.

        The foregoing would not be changed by the Charter Amendments.

        Indemnification.    The TDS Charter provides as follows:

        "Subject to the last sentence of this paragraph, each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the DGCL as it may be in effect from time to time. The right of indemnity provided herein shall not be deemed exclusive of any other rights to which any person may be entitled under any Bylaw, agreement, vote of shareholders or directors, or otherwise. The Corporation may provide indemnification to any such person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise differ from those set forth herein. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation regarding the manner and conditions under which indemnification shall be provided hereunder by the Corporation and the extent thereof from time to time as deemed appropriate by the TDS Board in the best interests of the Corporation."

        Pursuant to the foregoing language, the TDS Bylaws provide for indemnification and permit the advancement of expenses by TDS to officers and directors generally in the same manner and to the extent permitted by the Delaware General Corporation Law, subject to compliance with certain requirements and procedures specified in the Bylaws. In general, the Bylaws require that any person seeking indemnification must provide TDS with adequate documentation demonstrating that such person is entitled to receive indemnification payments and that all amounts requested are reasonable in amount and, if an undertaking to return advances is required, to deliver an undertaking in the form prescribed by TDS and provide security for such undertaking if considered necessary by TDS. In addition, the Bylaws specify that, except to the extent required by law, TDS does not intend to provide indemnification to persons under certain circumstances, such as where the person was not acting in the interests of TDS or was otherwise involved in a crime or tort against TDS.

        The foregoing would not be changed by the Charter Amendments.

        Consideration of Community Interests in Acquisition Proposals.    Article VIII of the TDS Charter provides that, when evaluating any proposal or offer of another party to (i) make a tender or exchange offer for any equity security of TDS; (ii) merge or consolidate TDS with another corporation; or (iii) purchase or otherwise acquire all or substantially all of the properties and assets of TDS, the TDS Board may, in connection with the exercise of its judgment in determining what is in the best interests of TDS and its shareholders, give due consideration to all factors the directors deem relevant.

        Such factors may include, without limitation, (i) the effects on the customers of TDS or any of its subsidiaries or on such other constituencies of TDS or its subsidiaries that the TDS Board considers relevant under the circumstances, (ii) not only the consideration being offered (after taking into account corporate and shareholder taxes) in relation to the then current market price for TDS' outstanding shares of capital stock, but also the TDS Board's estimate of the future value of TDS (including the unrealized value of its properties and assets) as an independent going concern, (iii) the purpose of TDS and any of its subsidiaries to provide quality products and services on a long-term basis and (iv) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that such interests may be best served by the continued independence of the corporation.

        If, on the basis of such factors, the TDS Board determines that a proposal or offer to acquire or merge the corporation, or to sell its assets, is not in the best interests of TDS, it may reject the proposal or offer. If the TDS Board determines to reject any such proposal or offer, the TDS Board shall have no obligation to facilitate, to remove any barriers to, or to refrain from impeding, the proposal or offer, except as may be required by applicable law. The TDS Charter further provides that, "except to the extent required by applicable law, the consideration of any or all of such factors shall not be a violation of the business judgment rule or of any duty of the directors to the shareholders or a group of shareholders, even if the directors reasonably determine that any such factor or factors outweigh the financial or other benefits to the corporation or a shareholder or group of shareholders."

        To the extent permitted by Delaware law, this provision may serve to discourage or make more difficult a change in control of TDS without the support of the TDS Board and could, under certain circumstances, prevent shareholders from profiting from an increase in the market value of their shares as a result of a change in control of TDS by delaying or preventing such change in control.

        The foregoing would not be changed by the Charter Amendments.

        Bylaws.    The TDS Charter provides that, in furtherance and not in limitation of the powers conferred by Delaware law, the TDS Board is expressly authorized to adopt, amend or repeal the Bylaws of TDS, subject to any specific limitations on such power provided by any Bylaws adopted by the shareholders. The foregoing would not be changed by the Charter Amendments.

        Other Rights.    The TDS Charter expressly permits the TDS Board to issue and sell shares of any class of capital stock even if the consideration which could be obtained by issuing or selling any other class of capital stock would be greater. The TDS Charter also expressly permits the TDS Board to purchase shares of any class of capital stock, even if the consideration which would be paid by purchasing another class of capital stock would be less.

        In no event will any of the Common Shares, Series A Common Shares, or Special Common Shares be split, subdivided or combined unless all such classes are proportionately split, subdivided or combined.

        The foregoing would not be changed by the Charter Amendments except that the reference to Special Common Shares would be deleted.

        The full text of the current TDS Charter has been filed with SEC as follows:

    TDS' Restated Certificate of Incorporation, as amended through July 10, 1998, was filed as Exhibit 3.1 to TDS' Report on Form 8-A/A filed on July 10, 1998.

    A Certificate of Amendment dated June 29, 2004 to TDS' Restated Certificate of Incorporation was filed as Exhibit 3.1 to TDS' Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

    A Certificate of Amendment dated April 11, 2005 to TDS' Restated Certificate of Incorporation, as amended, was filed as Exhibit 3 to TDS' Report on Form 8-A filed on April 11, 2005.

Anti-Takeover Considerations

        The Delaware General Corporation Law, the TDS Charter and the TDS Bylaws contain provisions that could serve to discourage or to make more difficult a change in control of TDS without the support of the TDS Voting Trust or the TDS Board or without meeting various other conditions. The Charter Amendments will not alter the TDS Voting Trust's present control of TDS and may facilitate the ability of the TDS Voting Trust to continue to retain control of TDS. In particular, the following may facilitate the ability of the TDS Voting Trust to retain control of TDS:

          Multiple Class Capital Structure and Control by TDS Voting Trust.     Although the TDS Charter does not provide for cumulative voting (which permits minority shareholders to cumulate their votes in the election of directors and obtain representation on the TDS Board), the holders of Common Shares and Special Common Shares, voting together as a group, are entitled to elect 25% of the directors plus one director. Based on a board of twelve directors, the Common Shares and Special Common Shares have the voting power to elect four directors. Accordingly, TDS has a voting structure that permits public shareholders to obtain representation on the TDS Board. This will not be changed by the Charter Amendments, except that the Special Common Shares would be reclassified as Common Shares.

          Series A Common Shares (with ten votes per share), together with outstanding Preferred Shares (with one vote per share), elect the remaining directors, representing 75% of the directors less one director. Based on a board of twelve directors, the Series A Common Shares and Preferred Shares have the voting power to elect eight directors. As of June 30, 2011, the TDS Voting Trust had approximately 94.6% of the voting power in the election of the eight directors elected by the holders of Series A Common Shares and Preferred Shares. This will not change as a result of the Charter Amendments. Following the effective time of the Charter Amendments, based on shares outstanding at June 30, 2011, the TDS Voting Trust would continue to have approximately 94.6% of the voting power in the election of the eight directors elected by the holders of Series A Common Shares and Preferred Shares.

          In addition, outstanding Preferred Shares (with one vote per share), Common Shares (with one vote per share) and Series A Common Shares (with ten votes per share) vote in matters other than the election of directors. Holders of Special Common Shares do not generally vote in matters other than the election of directors. The Series A Common Shares had approximately 56.7% of the voting power in matters other than the election of directors as of June 30, 2011. Because the TDS Voting Trust had approximately 94.6% of the voting power with respect to Series A Common Shares and Preferred Shares at such time, it had approximately 53.6% of the voting power in matters other than the election of directors.

          The Charter Amendments would set the percentage voting power in matters other than the election of directors of the Series A Common Shares and Common Shares at the aggregate percentage of the voting power that such shares have immediately before the effective time of the Charter Amendments. For instance, the voting power of the Series A Common Shares and Common Shares in matters other than the election of directors was approximately 56.7% and 43.3%, respectively, as of June 30, 2011. Thus, if the transactions occurred as of June 30, 2011, the voting power in matters other than the election of directors of the Series A Common Shares initially would be set at about 56.7% of the total voting power of the common stock, and the voting power of the Common Shares initially would be set at about 43.3% of the total voting power of the common stock. The Series A Common Shares would continue to have ten votes per share. Accordingly, in order to achieve such aggregate percentage voting power, the per share voting power of the Common Shares would float and be redetermined on the record date for each shareholder vote. However, these initial percentages could be adjusted under certain circumstances as discussed above, except that the aggregate voting percentage of the Series A Common Shares could not increase above 56.7%, based on shares outstanding on June 30, 2011. These actual percentages would be determined based on outstanding shares of common stock immediately before the effective time of the Charter Amendments.

          Following the effective time of the Charter Amendments, the Series A Common Shares held by the TDS Voting Trust initially would continue to have approximately 53.6% of the aggregate voting power of TDS with respect to all matters other than the election of directors based on shares outstanding at June 30, 2011, except that this could change due to changes in the Series A Common Shares, as discussed herein.

          Although the voting power of the Series A Common Shares will not increase, the Charter Amendments would increase the voting power of the TDS Voting Trust in matters other than the election of directors due to the fact that the TDS Voting Trust also owns Special Common Shares, which will be reclassified as Common Shares in the Share Consolidation. In particular, the TDS Voting trust owned approximately 6.1 million Special Common Shares as of June 30, 2011. These shares would be reclassified as Common Shares in the Share Consolidation. After the Share Consolidation, the Common Shares would have about 0.5 votes per share in matters other than the election of directors. As a result, based on shares held at June 30, 2011, the 6.1 million Common Shares that would be held by the TDS Voting Trust after the Share Consolidation would have about 3.1 million votes immediately after the Share Consolidation, due to the reclassification of its Special Common Shares as Common Shares with about 0.5 votes per share. This increase in votes would be approximately 2.7% of the total voting power in matters other than the election of directors. The voting power in matters other than the election of directors of the TDS Voting Trust at June 30, 2011, was about 53.6%, due entirely to the ownership of 6.2 million Series A Common Shares because the Special Common Shares currently do not vote for matters other than the election of directors. Therefore, based on shares outstanding as of such date, the voting power of the TDS Voting Trust would increase to about 56.3% (53.6% + 2.7%).

          In addition, following the effective time of the Charter Amendments, such 6.1 million Common Shares held by the TDS Voting Trust would continue to have approximately 6.3% of the voting power in the election of the four directors currently elected by the holders of Common Shares and Special Common Shares. This would not involve a change, because the TDS Voting Trust currently has approximately 6.3% of the voting power in the election of such four directors as a result of the 6.1 million Special Common Shares held by the TDS Voting Trust.

          The ability of the TDS Voting Trust to continue to control TDS is likely to deter any potential unsolicited or hostile takeover attempts or other efforts to obtain control of TDS and might make it more difficult for shareholders to sell shares of TDS at a premium over market prices as a result of a change-in-control transaction.

          The Charter Amendments are not being proposed in response to or in anticipation of any existing or planned effort on the part of any party to accumulate material amounts of any shares of capital stock of TDS, or to acquire control of TDS by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change TDS' management.

          Extraordinary Corporate Transactions.    Delaware law provides that the holders of a majority of the voting power of shares entitled to vote must approve any fundamental corporate transactions such as mergers, sales of all or substantially all of a corporation's assets and dissolutions. The TDS Voting Trust currently holds a majority of the voting power of all shares of capital stock of TDS and this would continue if the Charter Amendments become effective. Accordingly, a merger, consolidation, sale of all or substantially all of the assets or other business combination or transaction involving TDS, which requires a shareholder vote, cannot currently be effected without the approval of the TDS Voting Trust, and this would not be changed by the Charter Amendments.

          Consideration of Noneconomic Factors.     Under the TDS Charter, to the extent permitted by Delaware law, the TDS Board is authorized to consider non-shareholder constituencies (e.g., employees, suppliers, customers and community at large) and factors other than short-term value (e.g., independence and long-term interests of the corporation) in the context of evaluating acquisition proposals or other potential changes in control. This would not be changed by the Charter Amendments.

          Delaware Business Combination Statute.     Section 203 of the Delaware General Corporation Law, in general, prohibits a business combination between a corporation and an "interested stockholder" within three years of the time the stockholder became an interested stockholder, unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans or (iii) at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. The restrictions of Section 203 of the Delaware General Corporation Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to Section 203 of the Delaware General Corporation Law. The TDS Charter does not specify that TDS is not subject to Section 203. Accordingly, TDS would be subject to Section 203 in the event of a business combination. This would not be changed by the Charter Amendments.

          Undesignated Shares.     The TDS Charter currently authorizes the issuance of 4,720,599 Undesignated Shares by action of the TDS Board without shareholder approval. In addition, the number of authorized Undesignated Shares may be increased by a vote of a majority of the voting power of the capital stock of TDS in matters other than the election of directors, which is controlled by the TDS Voting Trust. The foregoing would not be changed by the Charter Amendments. The existence of such Undesignated Shares may permit TDS to issue a newly authorized series of preferred or common stock with high or special voting rights or other preferences. Such Undesignated Shares could also be used for purposes of establishing a shareholder rights plan, commonly known as a "poison pill." Such actions could discourage an attempt to obtain control of TDS by means of a merger, tender offer, proxy contest or otherwise.

          Removal of Directors.     Delaware law provides that, except in the case of a classified board of directors or where cumulative voting applies, a director, or the entire board of directors, of a corporation may be removed, with or without cause, by the affirmative vote of a majority of the shares of the corporation entitled to vote at an election of directors. TDS does not have a classified board of directors and does not have cumulative voting. The TDS Charter provides that "The term of office of each director elected at an annual meeting, or elected or appointed at any time in the period between annual meetings, shall expire at the next annual meeting of shareholders following such election or appointment." In addition, the TDS Charter provides that "Any one or more of or all of the directors may be removed with or without cause only by a vote of the holders of at least a majority of the voting power of shares then entitled to vote in the election of such directors." There will be no changes to these provisions by the Charter Amendments.

          Amendment of Charter.     Delaware law provides that the holders of a majority of the voting power of shares entitled to vote must approve any amendment to a company's certificate of incorporation. Because the TDS Voting Trust controls over 50% of the voting power in matters other than the election of directors, the TDS Charter may not be amended by shareholders without the consent of the TDS Voting Trust. This would not be changed by the Charter Amendments.

          Action by Written Consent of Shareholders.     Delaware law provides that, unless otherwise stated in the certificate of incorporation, any action which may be taken at an annual meeting or special meeting of shareholders may be taken without a meeting, if a consent in writing is signed by the holders of the outstanding stock having the minimum number of votes necessary to authorize the action at a meeting of shareholders. The TDS Charter currently provides that "Any action required to be taken or which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by persons entitled to vote capital stock of the Corporation representing not less than 90% of the voting power of the shares that would be necessary to authorize or take such action at a meeting at which all shares of capital stock of the Corporation entitled to vote thereon were present and voted." The foregoing provision limits the ability of shareholders to take action by written consent. There would be no changes to this provision by the Charter Amendments.

          Advance Notice Requirements for Director Nominations and Business Proposals by Shareholders.     The TDS Charter provides that "Advance notice of shareholder nominations for election of directors and other business to be brought by shareholders before a meeting of shareholders shall be given in the manner provided in the Bylaws of the Corporation." The TDS Bylaws provide that, in order for a shareholder to nominate directors or introduce a proposal at an annual meeting, notice must be given to TDS between 90 and 120 days before the date of the anniversary date of the annual meeting in the most recent preceding year. The TDS Bylaws also specify requirements as to the form and content of the shareholder's notice and impose certain requirements on director candidates. These provisions may make it more difficult for shareholders to nominate directors or bring matters before an annual meeting. There will be no changes to these provisions by the Charter Amendments.

          Restrictions Relating to Special Meetings.    The TDS Bylaws provide that special meetings of shareholders may be called by the TDS Board, by the Chairman of the TDS Board or the President and shall be called by the President at the request in writing, stating the purpose or purposes thereof, of holders of at least fifty percent of the voting power of the capital stock of TDS. The TDS Voting Trust currently holds at least fifty percent of the voting power of the capital stock of TDS. The foregoing limits the ability of shareholders other than the TDS Voting Trust to call special meetings. In addition, the TDS Bylaws provide that the only business that may be conducted at a special meeting is the business set forth in TDS' notice of meeting and Proxy Statement for such meeting. The foregoing limits the ability of shareholders other than the TDS Voting Trust to propose matters for consideration at a special meeting. The foregoing provisions will not be changed by the Charter Amendments.

Comparison of Current Capital Structure and Proposed Capital Structure

        The following compares the current provisions of the TDS Charter impacted by the Charter Amendments and the proposed provisions following the Charter Amendments. The following does not describe Tracking Stock which would be eliminated in the Charter Amendments, except to note that Tracking Stock would no longer be authorized.

	Current	Proposed
Authorized Preferred Shares and Undesignated Shares	The TDS Charter currently authorizes 279,401 Preferred Shares and 4,720,599 Undesignated Shares, for a total of 5,000,000 shares.	After the Charter Amendments, the TDS Charter would authorize 279,401 Preferred Shares (of which 9,577 would relate to series that are outstanding and of which 269,824 would be undesignated) and 4,720,599 Undesignated Shares, for a total of 5,000,000 shares.
Authorized Common Shares	The TDS Charter currently authorizes 100,000,000 Common Shares.	After the Charter Amendments, the TDS Charter would authorize 265,000,000 Common Shares.
Authorized Special Common Shares	The TDS Charter currently authorizes 165,000,000 Special Common Shares.	After the Charter Amendments, Special Common Shares would cease to be designated or authorized.
Authorized Series A Common Shares	The TDS Charter currently authorizes 25,000,000 Series A Common Shares.	After the Charter Amendments, the TDS Charter would continue to authorize 25,000,000 Series A Common Shares.
Authorized Tracking Stock	The TDS Charter currently authorizes 325,000,000 shares of Tracking Stock.	After the Charter Amendments, the TDS Charter would not authorize any Tracking Stock.

	Current	Proposed
Increases in Authorized Shares
As permitted by Delaware law, the TDS Charter permits the number of authorized Special Common Shares (but not Common Shares) to be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors. This provision in the TDS Charter gives TDS flexibility to authorize additional Special Common Shares for any corporate purpose, without the need to obtain the approval by a class vote of the holders of Special Common Shares, by obtaining the approval of the holders of a majority of the voting power of the shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors, voting as a single group. The TDS Voting Trust presently holds a majority of the voting power of TDS.
There would no longer be any Special Common Shares authorized.

Any amendment to the TDS Charter to increase or decrease the number of authorized Common Shares would continue to require (i) the affirmative vote of the holders of a majority of the voting power of shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors and (ii) the affirmative vote of a majority of the outstanding Common Shares, voting separately as a class.

An amendment to the TDS Charter to increase or decrease the number of authorized Common Shares requires (i) the affirmative vote of the holders of a majority of the voting power of shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors and (ii) the affirmative vote of a majority of the outstanding Common Shares, voting separately as a class.

	Current	Proposed
Voting for Directors
In the election of directors, the holders of Special Common Shares and Common Shares vote together in the election of 25% of the directors (rounded up) plus one additional director (or four directors based on a board of twelve directors). The Special Common Shares and Common Shares have one vote per share in the election of such directors.

The holders of outstanding Preferred Shares and Series A Common Shares vote together in the election of 75% of the directors (rounded down), less one director (or eight directors based on a board of twelve directors). Each of the currently outstanding Preferred Shares has one vote per share and each of the Series A Common Shares has ten votes per share in the election of such eight directors.
In the election of directors, the holders of Common Shares would continue to vote in the election of 25% of the directors (rounded up) plus one additional director (or four directors based on a board of twelve directors). After the Charter Amendments, the outstanding Common Shares would include the prior outstanding Special Common Shares that were reclassified as Common Shares. The Common Shares would continue to have one vote per share in the election of such directors.

The holders of outstanding Preferred Shares and Series A Common Shares would continue to vote together in the election of 75% of the directors (rounded down), less one director (or eight directors based on a board of twelve directors). Each of the currently outstanding Preferred Shares would continue to have one vote per share and each of the Series A Common Shares would continue to have ten votes per share in the election of such eight directors.
Director Voting Sunset Provision
If the number of Series A Common Shares issued and outstanding at any time falls below 500,000, because of the conversion of Series A Common Shares or otherwise, the holders of Series A Common Shares would lose the right to vote as a separate class (with the holders of any outstanding Preferred Shares which have voting rights) in the election of approximately 75% of the directors less one director, and thereafter the holders of Series A Common Shares (with ten votes per share) would vote with the holders of all other classes of capital stock as a single class in the election of all directors. In such election, holders of Common Shares and Special Common Shares would have one vote per share, and Preferred Shares would have the voting rights specified in the TDS Charter or designation. At this time it is not anticipated that the number of outstanding Series A Common Shares will fall below 500,000, because more than 6,000,000 Series A Common Shares are held in the TDS Voting Trust, and the trustees of the TDS Voting Trust have informed TDS that they have no present intention of converting Series A Common Shares into Common Shares or Special Common Shares.
If the number of Series A Common Shares issued and outstanding at any time falls below 500,000, because of the conversion of Series A Common Shares or otherwise, the holders of Series A Common Shares would lose the right to vote as a separate class (with the holders of any outstanding Preferred Shares which have voting rights) in the election of approximately 75% of the directors less one director, and thereafter the holders of Series A Common Shares (with ten votes per share) would vote with the holders of all other classes of capital stock as a single class in the election of all directors. In such election, holders of Common Shares would have one vote per share, and Preferred Shares would have the voting rights specified in the TDS Charter or designation. At this time it is not anticipated that the number of outstanding Series A Common Shares will fall below 500,000, because more than 6,000,000 Series A Common Shares are held in the TDS Voting Trust, and the trustees of the TDS Voting Trust have informed TDS that they have no present intention of converting Series A Common Shares into Common Shares.

	Current	Proposed
Voting in Matters other than the Election of Directors	Actions submitted to a vote of shareholders other than the election of directors will generally be voted on only by holders of Common Shares, Series A Common Shares and series of Preferred Shares that have voting rights. Under the TDS Charter, except as required under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding voting power of the Common Shares, Series A Common Shares and such voting Preferred Shares, voting as a group, will be required to amend the TDS Charter, approve any merger or consolidation of TDS with or into any other corporation, approve the dissolution of TDS or approve any other matter required to be voted on by shareholders.	Actions submitted to a vote of shareholders other than the election of directors would be voted on only by holders of Common Shares, Series A Common Shares and series of Preferred Shares that have voting rights. Under the TDS Charter, except as required under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding voting power of the Common Shares, Series A Common Shares and such voting Preferred Shares, voting as a group, would be required to amend the TDS Charter, approve any merger or consolidation of TDS with or into any other corporation, approve the dissolution of TDS or approve any other matter required to be voted on by shareholders.

Current	Proposed
In such vote, the outstanding voting Preferred Shares have one vote per share, Common Shares have one vote per share and Series A Common Shares have ten votes per share.	The Vote Amendment would set the percentage voting power in matters other than the election of directors of the Series A Common Shares and Common Shares at the aggregate percentage of the voting power that such shares have immediately before the effective time of the Charter Amendments. For instance, the voting power of the Series A Common Shares and Common Shares in matters other than the election of directors was approximately 56.7% and 43.3%, respectively, as of June 30, 2011. Thus, if the transactions occurred as of June 30, 2011, the voting power in matters other than the election of directors of the Series A Common Shares initially would be set at about 56.7% of the total voting power of the common stock, and the voting power of the Common Shares initially would be set at about 43.3% of the total voting power of the common stock. The Series A Common Shares would continue to have ten votes per share. Accordingly, in order to achieve such aggregate percentage voting power, the per share voting power of the Common Shares would float and be redetermined on the record date for each shareholder vote. However, these initial percentages could be adjusted under certain circumstances as discussed herein, except that the aggregate voting percentage of the Series A Common Shares could not increase above 56.7%, based on shares outstanding on June 30, 2011. The issuance of Preferred Shares or other classes of capital stock with votes in matters other than the election of directors could also change these percentages. These actual percentages would be determined based on outstanding shares immediately before the effective time of the Charter Amendments.

	Current	Proposed
Class Votes
Any merger or consolidation of TDS which requires a shareholder vote under the Delaware General Corporation Law will also require a vote by a majority of the holders of the Common Shares and Series A Common Shares, each voting separately as a class.

In addition, under Delaware law, the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. As discussed above, the TDS Charter permits the number of authorized shares of any class of capital stock, other than Series A Common Shares or Common Shares, to be increased or decreased (but not below the number of shares then outstanding in such class, respectively) by the affirmative vote of a majority of the voting power of the shares of capital stock entitled to vote with respect to matters other than the election of directors, without a class vote of the affected class.
Any merger or consolidation of TDS which requires a shareholder vote under the Delaware General Corporation Law would also require a vote by a majority of the holders of the Common Shares and Series A Common Shares, each voting separately as a class.

In addition, under Delaware law, the holders of the outstanding shares of a class would continued to be entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. The TDS Charter would continue to permit the number of authorized shares of any class of capital stock, other than Series A Common Shares or Common Shares, to be increased or decreased (but not below the number of shares then outstanding in such class, respectively) by the affirmative vote of a majority of the voting power of the shares of capital stock entitled to vote with respect to matters other than the election of directors, without a class vote of the affected class. However, this would no longer apply to Special Common Shares because such shares would no longer be designated or authorized.
Dividends
Subject to the satisfaction of all Preferred Share dividend preference and redemption provisions, holders of common stock are entitled to receive such dividends as may be declared from time to time by the TDS Board. Dividends on each of the Special Common Shares, Common Shares and Series A Common Shares would be payable out of the assets of TDS legally available therefore.

Unless the same dividends, on a per share basis, are declared and paid at the same time on any issued Special Common Shares, no dividends may be declared or paid on the Common Shares and, unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares and any issued Special Common Shares, no dividends may be declared or paid on the Series A Common Shares.
Subject to the satisfaction of all Preferred Share dividend preference and redemption provisions, holders of common stock would continue to be entitled to receive such dividends as may be declared from time to time by the TDS Board. Dividends on each of the Common Shares and Series A Common Shares would be payable out of the assets of TDS legally available therefore.

Unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares, no dividends may be declared or paid on the Series A Common Shares.

	Current	Proposed
Share Distributions

In the case of dividends of shares of capital stock of TDS, the TDS Charter provides that shares of common stock (or in each case, securities convertible into or exercisable or exchangeable for such common stock) may be distributed only as follows:

        (i) Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares;

        (ii) Series A Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares;

        (iii) Common Shares may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares; and

(iv) Special Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares, Common Shares and Special Common Shares.

In the case of dividends of shares of capital stock of TDS, the TDS Charter would provide that shares of common stock (or in each case, securities convertible into or exercisable or exchangeable for such common stock) may be distributed only as follows:

        (i) Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares;

        (ii) Series A Common Shares may be distributed on an equal per share basis to holders of Common Shares and holders of Series A Common Shares; and

(iii) Common Shares may be distributed on an equal per share basis to holders of Common Shares and Series A Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares.

	Current	Proposed
Distribution of TDS Subsidiary in Dividend
The TDS Charter provides that if the TDS Board intends to distribute a subsidiary to the holders of shares of TDS in a dividend, the TDS Board shall, to the extent practicable, distribute subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, distribute subsidiary shares corresponding to Common Shares to the holders of Common Shares, and distribute subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares, provided that the same number of shares of subsidiary common stock on a combined basis must be distributed for each Series A Common Share, Common Share and Special Common Share.

The TDS Charter provides that, if practicable, the TDS Board must recapitalize such subsidiary through an amendment to its charter or otherwise, so that the shares of capital stock of such subsidiary substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of TDS, as may be determined to be necessary or appropriate in the sole discretion of the TDS Board, in order to permit the distribution to be effected in the foregoing manner. The TDS Charter provides further that, if Special Common Shares are outstanding but the subsidiary has no shares corresponding to Special Common Shares and it is impracticable to recapitalize the subsidiary as provided in the preceding sentence, the TDS Board must distribute subsidiary shares corresponding to Common Shares to the holders of Special Common Shares.
The TDS Charter would provide that if the TDS Board intends to distribute a subsidiary to the holders of shares of TDS in a dividend, the TDS Board shall, to the extent practicable, distribute subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares and distribute subsidiary shares corresponding to Common Shares to the holders of Common Shares, provided that the same number of shares of subsidiary common stock on a combined basis must be distributed for each Series A Common Share and Common Share.

The TDS Charter would provide that, if practicable, the TDS Board must recapitalize such subsidiary through an amendment to its charter or otherwise, so that the shares of capital stock of such subsidiary substantially correspond to the Series A Common Shares and Common Shares of TDS, as may be determined to be necessary or appropriate in the sole discretion of the TDS Board, in order to permit the distribution to be effected in the foregoing manner.
Liquidation Rights
In the event of a liquidation, dissolution or winding up of TDS, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of TDS and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of common stock will be entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock. Each Series A Common Share, Common Share and Special Common Share is attributed one Liquidation Unit.
In the event of a liquidation, dissolution or winding up of TDS, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of TDS and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of common stock would be entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock. Each Series A Common Share and Common Share is attributed one Liquidation Unit.

	Current	Proposed
	A consolidation, merger, or reorganization of TDS with any other corporation or corporations, or a sale of all or substantially all of the assets of TDS, will not be considered a dissolution, liquidation, or winding up of TDS within the meaning of these provisions.	A consolidation, merger, or reorganization of TDS with any other corporation or corporations, or a sale of all or substantially all of the assets of TDS, would not be considered a dissolution, liquidation, or winding up of TDS within the meaning of these provisions.
Conversion Rights
Neither the Common Shares nor the Special Common Shares are convertible at the option of the holder into another class of common stock or any other security of TDS. The Series A Common Shares are convertible on a share-for-share basis at any time into Common Shares or Special Common Shares.
Common Shares would continue not to be convertible at the option of the holder into another class of common stock or any other security of TDS. The Series A Common Shares would continue to be convertible on a share-for-share basis at any time into Common Shares, but would no longer be convertible into Special Common Shares because Special Common Shares would no longer be designated or authorized.
Preemptive Rights
Neither the Common Shares nor the Special Common Shares carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of TDS or any other securities convertible into shares of any class of stock of TDS. The Series A Common Shares have a preemptive right to acquire additional Series A Common Shares for cash, including treasury shares.
Common Shares would continue not to have any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of TDS or any other securities convertible into shares of any class of stock of TDS. The Series A Common Shares would continue to have a preemptive right to acquire additional Series A Common Shares for cash, including treasury shares.
Merger Consideration
	In the event of a merger or consolidation of TDS, whether or not TDS is the surviving entity, the holders of Special Common Shares and Common Shares are entitled to receive the same per share consideration. The foregoing will be deemed to be satisfied if the consideration received by the holders of Special Common Shares consists of securities which have relative rights, preferences and limitations vis-a-vis the securities received by the holders of Common Shares that, in the judgment of the TDS Board, are substantially similar to the relative rights, preferences and limitations of the Special Common Shares vis-a-vis the Common Shares, respectively.	This provision would be deleted because there would no longer be any Special Common Shares designated or authorized.

PLAN ADOPTION AND AMENDMENT

PROPOSAL 6—ADOPTION OF TELEPHONE AND DATA SYSTEMS, INC.
2011 LONG-TERM INCENTIVE PLAN

        Prior to the 2005 Distribution, the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan (the "2004 Incentive Plan") provided for awards relating to Common Shares but did not provide for awards relating to Special Common Shares. In connection with the 2005 Distribution, the 2004 Incentive Plan was amended to permit awards relating to Special Common Shares. `

        Under the 2004 Incentive Plan, as amended, a total of 4.4 million Common Shares and 12.0 million Special Common Shares, or a total of 16.4 million shares, are reserved for issuance. Such shares have been registered under the Securities Act on Registration Statements on Form S-8, Registration No. 333-105676 (Common Shares), and Registration No. 333-125002 (Special Common Shares). Also, 6.1 million shares of Tracking Stock are reserved for issuance under the 2004 Incentive Plan, but TDS has never issued any Tracking Stock, does not intend to issue any Tracking Stock and all Tracking Stock would cease to be authorized by the TDS Charter pursuant to the Charter Amendments.

        As of June 30, 2011, approximately 2.4 million Common Shares and 2.9 million Special Common Shares, or a total of approximately 5.3 million shares, had been issued under the 2004 Incentive Plan. As a result, there were approximately 2.0 million Common Shares and 9.1 million Special Common Shares, or a total of approximately 11.1 million shares, that were available for issuance under the 2004 Incentive Plan as of June 30, 2011.

        However, as of June 30, 2011, approximately 0.6 million Common Shares and 7.3 million Special Common Shares, or a total of approximately 7.9 million shares, were subject to stock option awards, restricted stock unit awards and deferred bonus and employer match awards. As a result, as of June 30, 2011, approximately 1.3 million Common Shares and 1.8 million Special Common Shares, or a total of approximately 3.1 million shares, remained available to be awarded under the 2004 Incentive Plan.

        If the Charter Amendments become effective, there would no longer be any Special Common Shares authorized or outstanding. Outstanding awards under the 2004 Incentive Plan with respect to Special Common Shares would be adjusted to become awards with respect to an equal number of Common Shares. As a result, if the Charter Amendments become effective, approximately 7.9 million Common Shares would be subject to outstanding awards under the 2004 Incentive Plan.

        To reflect the Charter Amendments and to increase the number of shares available for long-term incentive awards, TDS desires to adopt the Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan (the "2011 Incentive Plan"), which would replace the 2004 Incentive Plan. A total of 6 million Common Shares would be reserved for issuance under the 2011 Incentive Plan. These shares would be registered under the Securities Act on a Registration Statement on Form S-8.

        Approval of this Proposal 6 will include approval of the 2011 Incentive Plan and will also include ratification and approval of the reclassification of the Special Common Shares that are currently available for issuance under the 2004 Incentive Plan (9.1 million as of June 30, 2011) as Common Shares for issuance under the 2004 Incentive Plan. If the 2011 Incentive Plan becomes effective, no additional awards would be granted under the 2004 Incentive Plan. As a result, the shares remaining available for grant under the 2004 Incentive Plan (approximately 3.1 million as of June 30, 2011) would be forfeited. However, the awards that are outstanding under the 2004 Incentive Plan would remain in effect, but would be adjusted to reflect the reclassification of the Special Common Shares as Common Shares.

        The proposed 2011 Incentive Plan is attached hereto as Exhibit C. The TDS Board has approved the adoption of the 2011 Incentive Plan and the termination of the 2004 Incentive Plan with respect to new grants of awards, in each case subject to shareholder approval of this Proposal 6 and the Charter Amendments. The TDS Board unanimously recommends approval of the 2011 Incentive Plan, which is being submitted for approval by the shareholders at the Special Meeting. If approved by shareholders, the 2011 Incentive Plan will be effective upon the effective date of the Charter Amendments. If the 2011 Incentive Plan is not approved by shareholders, or the Charter Amendments are not approved or implemented, this Proposal 6 will not be implemented and the 2004 Incentive Plan will remain in full force and effect.

        See "Dividends and Price Ranges of Special Common Shares and Common Shares" above for information on the closing price of the Common Shares and the closing price of the Special Common Shares shortly before the date of this Proxy Statement.

        The following is a description of the proposed 2011 Incentive Plan.

Description of 2011 Incentive Plan

        Types of Awards.    Under the 2011 Incentive Plan, as under the 2004 Incentive Plan, TDS is authorized to grant incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), bonus stock awards, restricted stock awards, restricted stock unit ("RSU") awards, performance share awards and employer match awards for deferred bonus payments, as described below.

        Incentive Plan Stock.    As discussed above, a total of 6 million Common Shares would be reserved for issuance under the 2011 Incentive Plan, of which (i) no more than 6 million Common Shares in the aggregate could be issued under the 2011 Incentive Plan in connection with ISOs and (ii) no more than 300,000 Common Shares in the aggregate could be issued under the 2011 Incentive Plan in connection with bonus stock awards. Such numbers would be subject to adjustment in the event of a stock split, stock dividend, merger or other event described in "Adjustment" below. To the extent that Common Shares subject to an outstanding award under the 2011 Incentive Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award or (ii) the settlement of the award in cash, then those Common Shares again will be available under the 2011 Incentive Plan, except that Common Shares subject to an award under the 2011 Incentive Plan will not again be available under the 2011 Incentive Plan if such shares are (y) shares delivered to or withheld by TDS to pay the exercise price or the withholding taxes related to an outstanding award or (z) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR.

        Effective Date and Termination.    If approved by our shareholders, the 2011 Incentive Plan will become effective as of the effective date of the Charter Amendments and will terminate ten years after the date of shareholder approval at the Special Meeting, unless terminated earlier by the TDS Board. The 2004 Incentive Plan will terminate with respect to new grants of awards on the date that the 2011 Incentive Plan becomes effective. If the 2011 Incentive Plan does not become effective, then the 2004 Incentive Plan will remain in effect until it terminates on June 29, 2014, unless terminated earlier by the TDS Board.

        Purposes.    The purposes of the 2011 Incentive Plan are to:

  •
  align the interests of the shareholders of TDS and the recipients of awards under the 2011 Incentive Plan by increasing the proprietary interest of such recipients in TDS' growth and success;

  •
  advance the interests of TDS by attracting and retaining officers and other employees of TDS and certain of its affiliates; and

  •
  motivate such persons to act in the long-term best interests of TDS and TDS' shareholders.

        Eligibility.    Certain employees of TDS, and of affiliates of TDS approved by the TDS Board, who are selected by the Committee (as defined below under "Administration"), will be eligible to participate in the 2011 Incentive Plan. As of June 30, 2011, approximately 3,200 employees would have been eligible to be selected by the Committee to receive awards under the 2011 Incentive Plan. However, as of June 30, 2011, the Committee had selected only approximately 200 of such employees to receive awards.

        Maximum Per Person Award.    In the case of an award intended to be "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code, to the extent necessary to so qualify, (i) the maximum number of Common Shares with respect to which stock options or SARs or a combination thereof may be granted during any fiscal year of TDS to any person shall be 800,000,

(ii) the maximum number of Common Shares with respect to which bonus stock awards, restricted stock awards and RSU awards (collectively, "Stock Awards") subject to performance measures may be granted during any fiscal year of TDS to any person shall be 400,000, and (iii) the maximum number of Common Shares with respect to which performance share awards may be granted during any fiscal year of TDS to any person shall be 400,000, in each case subject to adjustment in the event of a stock split, stock dividend, merger or other event described in "Adjustment" below.

        As noted below under "Stock Options" and "Stock Appreciation Rights," the purchase price per share subject to a stock option and the base price per share subject to an SAR may not be less than 100% of the fair market value of a Common Share on the date of grant of the award.

        Amendments.    The TDS Board may amend the 2011 Incentive Plan at any time, subject to any required shareholder approval and any rule of the principal national stock exchange on which the Common Shares are then traded. Without the approval of the shareholders of TDS, no amendment may:

  •
  increase the maximum number of Common Shares available for issuance under the 2011 Incentive Plan (except in the event of a stock split, stock dividend, merger or other event described in "Adjustment" below); or

  •
  with respect to any ISO, effect any change inconsistent with Section 422 of the Internal Revenue Code.

        Administration.    The 2011 Incentive Plan will be administered by a committee (for purposes of this description, the "Committee") selected by the TDS Board and made up of two or more members of the TDS Board, each of whom may be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

        Subject to the terms of the 2011 Incentive Plan, the Committee will be authorized to select employees for participation in the 2011 Incentive Plan and to determine the form, amount and timing of each award and, if applicable, the number of Common Shares subject to each award, the purchase price or base price associated with the award, the exercise price of any option award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of the award, including without limitation, the form of the agreement evidencing the award. The Committee will also have the authority to interpret the 2011 Incentive Plan and establish any rules and procedures necessary or desirable for the administration of the 2011 Incentive Plan. In addition, the Committee may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities, and may accelerate the exercisability or vesting of outstanding awards. The determinations of the Committee will be binding on all parties.

        Except in the event of a stock split, stock dividend, merger or other event described in "Adjustment" below, or in the event of a "Change in Control" as defined below, the Committee may not, without shareholder approval, (i) reduce the purchase price or base price of an outstanding stock option or SAR; (ii) cancel an outstanding stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price; (iii) cancel an outstanding stock option or SAR in exchange for cash or another award if the purchase price of the stock option or the base price of the SAR exceeds the fair market value of a Common Share on the date of such cancellation or (iv) take any other action that would constitute a "repricing" within the meaning of The New York Stock Exchange Listed Company Manual.

        Delegation.    To the extent legally permissible, the Committee may delegate some or all of its power and authority under the 2011 Incentive Plan to the TDS Board or to the President and Chief Executive Officer or other executive officer of TDS as it deems appropriate; provided, however, that:

  •
  the Committee may not delegate its power and authority to the TDS Board or the President and Chief Executive Officer or other executive officer of TDS regarding the grant of an award under the 2011 Incentive Plan to any person deemed to be a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award to such employee may result in taxable income to the employee, or

  •
  the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of TDS regarding the selection for participation in the 2011 Incentive Plan of an officer of TDS or other person subject to Section 16 of the Securities Exchange Act of 1934, as amended, or decisions concerning the timing, pricing or number of shares subject to an award granted to such an officer or other person.

        Performance Measures.    The Committee may establish performance measures that must be attained:

  •
  as a condition to the grant or exercisability of certain stock options or SARs;

  •
  a condition to the grant of certain restricted stock, bonus stock or RSU awards; or

  •
  during the applicable restriction period or performance period as a condition to the employee's vesting, in the case of certain restricted stock awards, in Common Shares subject to such awards or, as a condition to the employee's receipt, in the case of certain RSU awards or performance share awards, of Common Shares subject to such awards or the cash amount payable with respect to such awards (or a combination thereof).

        In the case of an award intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, to the extent necessary to so qualify, the performance measures shall be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute or relative terms:

    the attainment by a Common Share of a specified fair market value for a specified period of time; return to stockholders (including dividends); earnings before or after taxes and/or interest; interest expense; economic value created; operating or gross margin; return on assets, equity, investments, operating costs or capital; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives; pretax earnings before interest, depreciation and/or amortization; ratios of capital spending and investment to volume of business measures; cost per gross or net customer addition; revenue per customer; customer turnover rate; ratios of employees to volume of business measures and population in licensed or operating markets; sales; costs; financing costs; expenses; revenues; earnings per share; customer count; market share; cash flows; attainment of cost reduction goals; and/or strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures.

Subject to Section 162(m) of the Internal Revenue Code with respect to an award that is intended to be qualified performance-based compensation, the Committee may amend or adjust the performance measures in recognition of unusual or nonrecurring events affecting TDS or its financial statements or changes in law or accounting principles.

        Stock Options.    The 2011 Incentive Plan provides for the grant of ISOs and nonqualified stock options and specifies that the Committee will determine the number of Common Shares subject to a stock option and the purchase price per Common Share subject to a stock option, provided that such purchase price per share may not be less than 100% of the fair market value of a Common Share on the date of grant of the stock option. The exercise of a stock option entitles the holder thereof to receive (subject to withholding tax, if applicable) whole Common Shares. To the extent that the aggregate fair market value (determined as of the date the stock option is granted) of the Common Shares with respect to which stock options designated as ISOs are exercisable for the first time by the option holder during any calendar year (under the 2011 Incentive Plan or any other plan of TDS or any related corporation, including its subsidiaries) exceeds the amount (currently $100,000) established by the Internal Revenue Code, such stock options shall be nonqualified stock options. The Committee will determine the period during which a stock option may be exercised, provided that a stock option granted under the 2011 Incentive Plan may not be exercised later than ten years from the date of grant. In the case of an eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of TDS or any related corporation, including its subsidiaries, the purchase price per share of an ISO granted under the 2011 Incentive Plan to such employee may not be less than 110% of the fair market value of a Common Share on the date of grant, and the exercise period may not exceed five years from the date of grant.

        Stock Appreciation Rights.    The 2011 Incentive Plan provides for the grant of SARs. The number of Common Shares subject to an SAR and the base price of an SAR will be determined by the Committee, provided that the base price per Common Share subject to an SAR may not be less than 100% of the fair market value of a Common Share on the date of grant. The Committee will determine the period during which an SAR may be exercised, provided that an SAR may not be exercised later than ten years from the date of grant. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes, if applicable) whole Common Shares, cash or a combination thereof (as determined by the Committee and set forth in the agreement evidencing the SAR) with a value equal to the difference between the fair market value of a Common Share on the exercise date and the base price of the SAR, multiplied by the number of Common Shares with respect to which such SAR is exercised.

        Bonus Stock, Restricted Stock and RSU Awards.    The 2011 Incentive Plan provides for the grant of bonus stock awards, which are vested upon grant. As noted above, no more than 300,000 Common Shares in the aggregate may be issued under the 2011 Incentive Plan in connection with bonus stock awards. The 2011 Incentive Plan also provides for the grant of restricted stock awards and RSU awards, which are subject to a restriction period. An RSU is a right to receive, contingent upon termination of the restriction period, a Common Share or cash equal to the fair market value of a Common Share, as specified by the agreement evidencing the award. The number of Common Shares subject to an award of bonus stock or restricted stock and the number of RSUs subject to an RSU award, the purchase price (if any) applicable to the award, any restriction period and performance measures applicable to the award and the other terms of the award will be determined by the Committee. Unless otherwise determined by the Committee, shares of restricted stock and RSUs will be subject to forfeiture if the holder does not remain continuously employed by TDS or an affiliate during the restriction period or, if the restricted stock or RSU is subject to performance measures, if such performance measures are not attained during the restriction period.

        Unless otherwise set forth in an award agreement and subject to the terms and conditions of a restricted stock award, the holder of a restricted stock award shall have all the rights as a shareholder of TDS, including but not limited to, voting rights, the right to receive dividends or other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares. However, (i) a distribution with respect to Common Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Common Shares that are subject to performance-based vesting conditions, in each case, will be deposited with TDS and will be subject to the same restrictions as the Common Shares with respect to which such distribution was made.

        Prior to the settlement of an RSU award in Common Shares, the holder of such RSU award will have no rights as a shareholder of TDS with respect to the Common Shares subject to the award. However, the agreement for the award may allow the holder of the RSU award to receive, on a current or deferred basis, dividend equivalents on the RSU award and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents. Any dividend equivalents with respect to RSU awards that are subject to performance-based vesting conditions will be subject to the same restrictions as the RSU awards.

        Performance Share Awards.    The 2011 Incentive Plan provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of specified performance measures within a specified performance period, to receive a Common Share, which may be restricted stock, or the fair market value of such share in cash, as specified by the agreement evidencing the award. The number of performance shares subject to a performance share award, the applicable performance measures and performance period, and the other terms of a performance share award will be determined by the Committee. Unless otherwise determined by the Committee, if the specified performance measures are not attained during the applicable performance period, then the award recipient will forfeit the performance share award.

        Prior to the settlement of a performance share award in Common Shares, the holder of such performance share award will have no rights as a shareholder of TDS with respect to the Common Shares subject to the award. However, the agreement for the award may allow the holder of the performance share award to receive, on a current or deferred basis, dividend equivalents on the performance share award and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents. Any dividend equivalents with respect to performance share awards will be subject to the same restrictions as the performance share awards.

        Deferred Bonus and Employer Match Awards.    The 2011 Incentive Plan permits an employee selected by the Committee to irrevocably elect to defer all or a portion of his or her annual bonus to a deferred compensation account. If a selected employee elects to defer all or a portion of his or her annual bonus, an employer match award may be allocated to the employee's deferred compensation account in an amount equal to a percentage specified by the Committee of the employee's deferred annual bonus amount, provided that such percentage may not exceed 33 1/3%. An employee will be fully vested in the deferred bonus amounts credited to his or her deferred compensation account. One-third of the employer match award credited to the employee's deferred compensation account will become vested on each of the first three annual anniversaries of the last day of the year for which the applicable bonus is payable, provided that the employee remains continuously employed by TDS or an affiliate until such date and the related bonus amount credited to his or her deferred compensation account has not been distributed before such date. Any employer match award that is not vested as of the date that the related bonus amount is distributed will be forfeited as of the date of the distribution. An employer match award previously not forfeited will become fully vested in the event the employee separates from service by reason of death, retirement (as defined in the 2011 Incentive Plan) or disability (as defined in the 2011 Incentive Plan). An employee's deferred compensation account will be deemed to be invested in whole and fractional Common Shares.

        An employee will receive an amount equal to his or her vested deferred compensation account during the seventh calendar month following the calendar month of his or her separation from service with TDS and its affiliates, except that an employee may irrevocably elect to receive all or a portion of his or her vested deferred compensation account at an earlier date if:

  •
  such election is made at the time the employee elects to defer the bonus amount; and

  •
  such earlier date is at least three calendar years after the calendar year during which the employee's deferral election is made.

        In the event of the employee's death, his or her vested deferred compensation account will be paid to the employee's beneficiary within 60 days following the employee's death.

        The Committee may approve a distribution of all or a portion of an employee's vested deferred compensation account in the event of an unforeseeable emergency causing the employee severe financial hardship. If an employee receives a distribution from his or her deferred compensation account (whether under the 2011 Incentive Plan, the 2004 Incentive Plan or another plan maintained by TDS or its affiliates) due to unforeseeable emergency, any deferral election by the employee in effect under the 2011 Incentive Plan immediately will be cancelled.

        An employee's vested deferred compensation account will be paid in a lump sum. Payment will be in whole Common Shares and in cash equal to the fair market value of any fractional Common Share.

Adjustment

        In the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, exchange of shares, liquidation or other similar change in capitalization or event, or any distribution to holders of Common Shares other than a regular cash dividend, the number and class of securities available under the 2011 Incentive Plan, the maximum number of securities with respect to which stock options or SARs, or a combination thereof, may be granted during any fiscal year of TDS to any person, the maximum number of securities with respect to which Stock Awards subject to performance measures may be granted during any fiscal year of TDS to any person, the maximum number of securities with respect to which performance share awards may be granted during any fiscal year of TDS to any person, the maximum aggregate number of securities that may be issued under the 2011 Incentive Plan in connection with ISOs, the maximum aggregate number of securities that may be issued under the 2011 Incentive Plan in connection with bonus stock awards, the terms of each outstanding stock option or SAR, including the number and class of securities subject to each outstanding stock option or SAR and the purchase price or base price per security, the terms of each outstanding Stock Award or performance share award, including the number and class of securities subject to each such outstanding Stock Award or performance share award, and the number and class of securities deemed to be held in each deferred compensation account shall be appropriately and equitably adjusted by the Committee, such adjustment to be made in the case of outstanding stock options and SARs without an increase in the aggregate purchase price or base price.

Change in Control

        Notwithstanding any other provision in the 2011 Incentive Plan or any agreement, in the event of a Change in Control (as defined below), the TDS Board (as constituted prior to the Change in Control) may in its discretion, but shall not be required to, make such adjustments to outstanding awards under the 2011 Incentive Plan as it deems appropriate, including without limitation:

  •
  (i) causing some or all outstanding stock options and SARs to immediately become exercisable in full; (ii) causing some or all outstanding restricted stock awards to become nonforfeitable and the restriction periods applicable to some or all outstanding restricted stock awards to lapse in full or in part; (iii) causing some or all outstanding RSU awards to become nonforfeitable, and to the extent permissible under Section 409A of the Internal Revenue Code, causing the restriction periods applicable to some or all outstanding RSU awards to lapse in full or in part; (iv) causing some or all outstanding performance share awards to become nonforfeitable, and to the extent permissible under Section 409A of the Internal Revenue Code, causing the performance periods applicable to some or all outstanding performance share awards to lapse in full or in part; (v) causing the performance measures applicable to some or all outstanding performance share awards, restricted stock awards or RSU awards (if any) to be deemed to be satisfied at the target, maximum or any other level, as determined by the TDS Board (as constituted prior to such Change in Control); and (vi) causing some or all amounts deemed to be held in deferred compensation accounts to become nonforfeitable; and/or

  •
  substituting for some or all of the Common Shares available under the 2011 Incentive Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding Common Share shall be converted pursuant to such Change in Control; and/or

  •
  requiring that outstanding awards, in whole or in part, be surrendered to TDS in exchange for a payment of cash, shares of capital stock of the company resulting from or succeeding to the business of TDS in connection with the Change in Control or the parent thereof, or a combination of cash and shares.

        For purposes of the 2011 Incentive Plan, "Change in Control" means:

  •
  the acquisition by any individual, group, firm, corporation, general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust or other entity (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, of the then outstanding securities of TDS (the "Outstanding Voting Securities") (x) having sufficient voting power of all classes of capital stock of TDS to elect at least 50% or more of the members of the TDS Board or (y) having 50% or more of the combined voting power of the Outstanding Voting Securities entitled to vote generally on matters (without regard to the election of directors), excluding, however, the following:

    –
    any acquisition directly from TDS or an affiliate (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from TDS or an affiliate);

    –
    any acquisition by TDS or an affiliate;

    –
    any acquisition by an employee benefit plan (or related trust) sponsored or maintained by TDS or an affiliate;

    –
    any acquisition by any corporation pursuant to a transaction which complies with the definition of an excluded Corporate Transaction described in the second bullet point below; or

    –
    any acquisition by the following persons:

    –
    LeRoy T. Carlson or his spouse, any child of LeRoy T. Carlson or the spouse of any such child, or any grandchild of LeRoy T. Carlson, including any child adopted by any child of LeRoy T. Carlson, or the spouse of any such grandchild (the "Carlson Family Members"),

    –
    the estate of any of the Carlson Family Members,

    –
    any trust or similar arrangement (including any acquisition on behalf of such trust or similar arrangement by the trustees or similar persons) provided that all of the current beneficiaries of such trust or similar arrangement are the Carlson Family Members, or their lineal descendants, or

    –
    the voting trust which expires on June 30, 2035, or any successor to such voting trust, including the trustees of such voting trust on behalf of such voting trust (all such persons, collectively, the "Exempted Persons");

  •
  individuals who, as of July 29, 2011, constituted the TDS Board (the "Incumbent TDS Board") cease for any reason to constitute at least a majority of such TDS Board; provided that any individual who becomes a director of TDS after July 29, 2011, whose election, or nomination for election by TDS' shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent TDS Board will be deemed a member of the Incumbent TDS Board; and provided further, that any individual who was initially elected as a director of TDS as a result of an actual or threatened solicitation by a Person other than the TDS Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the TDS Board will not be deemed a member of the Incumbent TDS Board;

  •
  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of TDS (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which:

  –
  all or substantially all of the Persons who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, (x) sufficient voting power to elect at least a majority of the members of the board of directors of the corporation resulting from the Corporate Transaction and (y) more than 50% of the combined voting power of the outstanding securities which are entitled to vote generally on matters (without regard to the election of directors) of the corporation resulting from such Corporate Transaction (including in each of clauses (x) and (y), without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, TDS or all or substantially all of TDS' assets), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction;

  –
  no Person, other than the following Persons:

  –
  TDS or an affiliate,

      –
      any employee benefit plan (or related trust) sponsored or maintained by TDS or an affiliate,

      –
      the corporation resulting from such Corporate Transaction,

      –
      the Exempted Persons, and

      –
      any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Voting Securities,

      will beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors); and

    –
    individuals who were members of the Incumbent TDS Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

  •
  approval by the shareholders of TDS of a plan of complete liquidation or dissolution of TDS.

Termination of Employment

        All of the terms relating to the treatment of an award (other than deferred bonus and employer match awards) upon an employee's termination of employment with TDS and its affiliates, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the agreement evidencing the award. Notwithstanding the foregoing, if an employee ceases to be employed by TDS and its affiliates because of the employee's negligence, willful misconduct, competition with TDS or any of its affiliates or misappropriation of confidential information of TDS or any of its affiliates, then the award shall terminate immediately upon such termination of employment, unless such award terminated earlier.

        An employee is fully vested in the deferred bonus amounts credited to his or her deferred compensation account, and the employee's separation from service with TDS and its affiliates will not result in forfeiture of such deferred bonus amounts, irrespective of the reason for such separation. If an employee separates from service with TDS and its affiliates by reason of retirement (as defined in the 2011 Incentive Plan), disability (as defined in the 2011 Incentive Plan) or death, all employer match awards credited to the employee's deferred compensation account will become nonforfeitable upon such separation from service to the extent such awards had not been forfeited previously. If an employee separates from service with TDS and its affiliates for any other reason, any unvested employer match awards will be forfeited. Notwithstanding the foregoing, if an employee separates from service with TDS and its affiliates because of the employee's negligence, willful misconduct, competition with TDS or any of its affiliates or misappropriation of confidential information of TDS or any of its affiliates, then any employer match awards will be forfeited immediately upon such separation from service, unless such awards were forfeited earlier.

Forfeiture of Award upon Competition with TDS or its Affiliates, or Misappropriation of Confidential Information

        Notwithstanding any other provision of the 2011 Incentive Plan, any option, SAR, restricted stock award, RSU award or performance share award, and any balance credited to a deferred compensation account attributable to an employer match award, shall be forfeited if the employee:

  •
  enters into competition with TDS or its affiliates, including the following:

  –
  directly or indirectly, individually or in conjunction with any person or entity, contacting any customer of TDS or its affiliates or any prospective customer who has been contacted or solicited by or on behalf of TDS or its affiliates for the purpose of soliciting or selling to such customer or prospective customer any competing product or service (except to the extent such contact is made on behalf of TDS or its affiliates); or

    –
    otherwise competing with TDS or its affiliates in any manner or otherwise engaging in the business of TDS or its affiliates; or

  •
  misappropriates confidential information of TDS or its affiliates.

Transferability

        No ISO is transferable other than pursuant to a beneficiary designation effective on the award recipient's death.

        RSU awards, performance share awards and amounts credited to an employee's deferred compensation account are not transferable other than:

  •
  pursuant to a beneficiary designation effective on the award recipient's death; or

  •
  pursuant to a court order entered in connection with a dissolution of marriage or child support.

        No other award under the 2011 Incentive Plan is transferable other than:

  •
  pursuant to a beneficiary designation effective on the award recipient's death;

  •
  pursuant to a court order entered in connection with a dissolution of marriage or child support; or

  •
  by gift to a permitted transferee (as defined under the 2011 Incentive Plan), to the extent permitted under:

  –
  securities laws relating to the registration of securities subject to employee benefit plans, and

  –
  the agreement evidencing the grant of such award.

        Except as permitted by the preceding sentences, upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award or deferred compensation account, such award and all rights thereunder will immediately become null and void and any employer match awards credited to a deferred compensation account will immediately be forfeited.

Federal Income Tax Consequences

        The following is a brief summary of certain federal income tax consequences, pursuant to the tax laws in effect as of the date of this Proxy Statement, of awards made under the 2011 Incentive Plan. Federal income tax laws are complex and subject to different interpretations, and the following summary is not a complete description of the possible federal income tax consequences of awards made under the 2011 Incentive Plan. The following also does not address the state, local, foreign or other tax consequences of awards made under the 2011 Incentive Plan. The following should not be interpreted as tax advice.

        Nonqualified Stock Options.    An award recipient will not recognize taxable income at the time of grant of a nonqualified stock option, and TDS will not be entitled to a corporate income tax deduction at that time. An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of exercise of a nonqualified stock option in an amount equal to the excess of the fair market value on the date of exercise of the shares purchased over their exercise price, and TDS generally will be entitled to a corresponding corporate income tax deduction.

        Incentive Stock Options.    An award recipient will not recognize taxable income at the time of grant of an ISO, and TDS will not be entitled to a corporate income tax deduction at that time. An award recipient will not recognize taxable income (except for purposes of the alternative minimum tax) at the time of exercise of an ISO, and TDS will not be entitled to a corporate income tax deduction at that time. If the shares acquired by exercise of an ISO are not disposed of during the period ending on the later of: (i) two years from the date the ISO was granted and (ii) one year from the date the ISO was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and TDS will not be entitled to any corporate income tax deduction. If, however, such shares are disposed of within such two or one year period, then in the year of such disposition, the award recipient will realize compensation taxable as ordinary income in an amount equal to the lesser of

(i) the excess of the fair market value of the shares purchased on the date of exercise over their exercise price or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Any gain recognized by the award recipient on the disposition in excess of the amount taxable as ordinary income will be treated as capital gain, long or short term depending on whether the stock has been held for more than one year. Upon such a disposition, TDS generally will be entitled to a corporate income tax deduction in the same amount as the award recipient realized as ordinary income.

        SARs.    An award recipient will not recognize taxable income at the time of grant of an SAR, and TDS will not be entitled to a corporate income tax deduction at that time. An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of exercise of an SAR in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by TDS, and TDS generally will be entitled to a corresponding corporate income tax deduction.

        Bonus Stock.    An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time shares of bonus stock are awarded in an amount equal to the excess of the fair market value of such shares at such time over the amount, if any, paid for such shares, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        Restricted Stock.    An award recipient generally will not recognize taxable income at the time of grant of shares of restricted stock, and TDS will not be entitled to a corporate income tax deduction at that time, unless the award recipient makes an election under Section 83(b) of the Internal Revenue Code to be taxed at the time the shares of restricted stock are granted. If such election is made, the award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions on the shares lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. TDS will be entitled to a corresponding corporate income tax deduction at the time the ordinary income is recognized by the award recipient, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, an award recipient receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions on the shares lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        Restricted Stock Units.    An award recipient will not recognize taxable income at the time of grant of an RSU, and TDS will not be entitled to a corporate income tax deduction at that time. An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the award is settled in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by TDS, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

        Performance Share Awards.    An award recipient will not recognize taxable income at the time of grant of a performance share award, and TDS will not be entitled to a corporate income tax deduction at that time. Upon the settlement of a performance share award in the form of unrestricted shares, cash or a combination of both, the award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by TDS, and TDS generally will be entitled to a corresponding corporate income tax deduction. Upon the settlement of a performance share award in the form of restricted stock, the federal income tax consequences associated with such restricted stock shall be determined in accordance with the section above titled "Restricted Stock."

        Deferral of Annual Bonus Amount and Employer Match Awards.    An award recipient will not recognize taxable income:

  •
  at the time of deferral of any annual bonus amount which he or she properly elects not to receive currently by deferring such amount into a deferred compensation account; or

  •
  at the time of grant of an employer match award;

and TDS will not be entitled to a corporate income tax deduction at that time. At the time the award recipient receives a distribution from his or her deferred compensation account, the award recipient will recognize the distributed amount as compensation taxable as ordinary income (and subject to income tax withholding), and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's Chief Executive Officer and the corporation's three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. Qualified performance-based compensation generally must satisfy all of the following requirements:

  •
  the compensation must be payable solely on account of the attainment of pre-established objective performance measures;

  •
  the performance measures must be determined by a committee consisting solely of two or more "outside directors";

  •
  the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's shareholders before the compensation is paid; and

  •
  except in the case of compensation, such as that payable with respect to stock options and SARs, that is attributable solely to the increase in the value of the corporation's stock, the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made.

        Compensation payable with respect to stock options and SARs will be considered payable solely on account of the attainment of pre-established objective performance measures (i) if such award has a purchase or base price at least equal to the fair market value of the underlying stock on the date of grant; (ii) if such award is granted by a committee consisting solely of two or more "outside directors" and (iii) if the plan under which the stock option or SAR is granted states the maximum number of shares with respect to which stock options or SARs may be granted during a specified period to any employee (see the section above titled "Maximum Per Person Award").

        It is intended that the Committee, which would administer the 2011 Incentive Plan, will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Internal Revenue Code. As a result, certain compensation under the 2011 Incentive Plan, such as that payable with respect to stock options, SARs and performance-based awards is intended to qualify as performance-based compensation not subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code. Other compensation under the 2011 Incentive Plan, such as that payable with respect to restricted stock, RSUs and bonus stock that are not performance-based and employer match awards, generally is expected to be subject to such limit.

Other Information

        Disclosure cannot be made of the future benefits or amounts that will be received by or allocated to any participants because the benefit or amount is not determinable until awarded. Accordingly, in lieu of providing information regarding benefits that will be received in the future, the following table provides information concerning the benefits that were received by the following persons and groups under the 2004 Incentive Plan during 2011 year to date, which year to date information includes the annual equity award granted in May, 2011.

PLAN BENEFITS IN 2011 YEAR TO DATE UNDER 2004 INCENTIVE PLAN

		Stock Awards for 2011 Year to Date (2)
Name and Position	Number of Special Common Shares Subject to Options (1)	Dollar Value	Number of Special Common Shares Subject to Stock Awards
LeRoy T. Carlson, Jr., President and CEO of TDS.	230,000	$1,088,345	37,866
Kenneth R. Meyers, Executive Vice President and CFO of TDS	121,200	502,429	17,486
Mary N. Dillon, President and CEO of U.S. Cellular (3)	—	—	—
Scott H. Williamson, Senior Vice President—Acquisitions and Corporate Development of TDS	80,800	325,000	11,300
David A. Wittwer, President and CEO of TDS Telecom	89,600	457,301	15,900
Other Executive Officers (4)	161,100	818,874	28,519

Total for Executive Group	682,700	3,191,949	111,071
Non-Executive Board of Director Group	—	—	—
Non-Executive Employee Group	351,000	3,700,263	128,888

TOTAL	1,033,700	6,892,212	239,959

(1)
Because the exercise price for all options is equal to the fair market value of the Special Common Shares on the grant date, no value was assigned to the options for purposes of the above table. If the Share Consolidation described in Proposals 1 and 2 becomes effective, all grants of stock options will be made with respect to Common Shares.

(2)
Represents the dollar value and number of Special Common Shares subject to restricted stock units and employer match awards for 2011. If the Share Consolidation described in Proposals 1 and 2 becomes effective, all stock awards will be made with respect to Common Shares.

(3)
Mary N. Dillon does not participate in TDS' long-term incentive plan but is listed above pursuant to the rules of the SEC. Ms. Dillon participates in U.S. Cellular's long-term incentive plan, which is not affected by the matters described in this Proxy Statement.

(4)
Includes LeRoy T. Carlson, Peter L. Sereda, Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

        Executive officers and other officers and employees of TDS, including persons who are participants in the solicitation of proxies for the proposals in this Proxy Statement, have an interest in the foregoing proposal because they may be granted awards under the 2011 Incentive Plan.

        This description of the 2011 Incentive Plan is a summary only and is qualified by the terms of the 2011 Incentive Plan attached hereto as Exhibit C.

        The TDS Board unanimously recommends a vote "FOR" approval of the 2011 Incentive Plan.

PROPOSAL 7—AMENDMENT AND RESTATEMENT OF TELEPHONE AND DATA SYSTEMS, INC. COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

        Under the existing Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors (the "Director Plan"), 125,000 Special Common Shares were previously reserved for issuance. Such shares have been registered under the Securities Act on Registration Statements on Form S-8 (Registration Nos. 333-161118 and 333-125003).

        As of June 30, 2011, 70,476 Special Common Shares had been issued under the Director Plan. As a result, there were 54,524 Special Common Shares available for issuance under the Director Plan as of June 30, 2011.

        If the Charter Amendments become effective, there would no longer be any authorized or outstanding Special Common Shares. Accordingly, in connection with the Charter Amendments, TDS desires to amend and restate the Director Plan to replace the Special Common Shares reserved for issuance under the Director Plan with Common Shares. As a result, the remaining reserved but unissued Special Common Shares (54,524 as of June 30, 2011) would be reclassified as an equal number of Common Shares under the Director Plan as it is proposed to be amended and restated.

        TDS also desires to amend the Director Plan to provide that the number of shares distributed in satisfaction of the annual stock award of $55,000 will be determined on the basis of the closing price of a Common Share for the first trading day in the month of March of the calendar year of payment, rather than the last trading day of February as is the case under the existing Director Plan.

        Subject to shareholder approval and effectiveness of the Charter Amendments, the TDS Board unanimously recommends approval of these amendments as part of a restatement of the Director Plan, which we refer to as the "Restated Director Plan."

        Approval of this Proposal 7 will include approval of the Restated Director Plan, as well as the reclassification of the Special Common Shares (54,524 as of June 30, 2011), that are currently available for issuance under the Director Plan, as an equal number of Common Shares for issuance under the Restated Director Plan. Such Common Shares would be registered under the Securities Act on a Registration Statement on Form S-8 for issuance under the Restated Director Plan.

        The Restated Director Plan is attached hereto as Exhibit D.

        The TDS Board has approved the Restated Director Plan, subject to shareholder approval of Proposal 7 and the Charter Amendments. The Restated Director Plan is being submitted for approval by the shareholders at the Special Meeting. If approved by shareholders, the Restated Director Plan will be effective upon the effectiveness of the Charter Amendments. This Proposal 7 will not be implemented if the Charter Amendments are not approved or implemented. In such case, the Director Plan will remain in effect, without regard to the proposed amendments discussed herein.

        The following is a description of the Restated Director Plan. The following terms of the Restated Director Plan are generally consistent with the terms of the existing Director Plan, except as indicated.

Description of Restated Director Plan

General

        Under the Restated Director Plan, the Chairperson of the TDS Board will receive an annual director's retainer fee of $100,000 paid in cash, and non-employee directors other than the Chairperson of the TDS Board will receive an annual director's retainer fee of $55,000 paid in cash. Non-employee directors also will receive an annual stock award of $55,000 paid in the form of Common Shares, which will be distributed in March on or prior to March 15, for services performed during the 12 month period that commenced on March 1 of the immediately preceding calendar year and ended on the last day of February of the calendar year of payment. The number of shares will be determined on the basis of the closing price of a Common Share for the first trading day in the month of March of the calendar year of payment (under the existing Director Plan, the number of shares was determined on the basis of the closing price of a Special Common Share for the last trading day of February).

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, and the Chairperson will receive an annual committee retainer fee of $22,000.

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, and the Chairperson will receive an annual committee retainer fee of $14,000.

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, and the Chairperson will receive an annual committee retainer fee of $10,000.

        Non-employee directors also will receive a meeting fee of $1,750 for each board or committee meeting attended, and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings.

        The TDS Board may also authorize the payment of fees and reimbursement of reasonable expenses incurred in connection with other meetings (such as meetings of the independent directors) or activities of the non-employee directors.

        Upon effectiveness of the Restated Director Plan, directors will have the authority without further shareholder approval to further amend the Restated Director Plan from time to time, including amendments to increase the amount of the compensation payable in Common Shares from time to time, provided that the total number of Common Shares issued under the Restated Director Plan may not exceed the number previously approved by shareholders.

        Under the Restated Director Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings or activities will be paid in cash on a quarterly basis, as of the last day of each quarter.

        Subject to effectiveness of the Restated Director Plan, pursuant to Section 303A.08 of the NYSE Listed Company Manual, the authorization to issue Common Shares pursuant to the Restated Director Plan will expire ten years after the date of shareholder approval, unless reapproved by shareholders. (The date of approval of the existing Director Plan was May 21, 2009.) If for any reason shares cannot be issued under the Restated Director Plan pursuant to the requirements of the NYSE or otherwise, the value of such shares that cannot be issued shall be paid in the form of cash.

Federal Income Tax Consequences

        The following is a brief summary of certain federal income tax consequences, pursuant to the tax law in effect as of the date of this Proxy Statement, of awards made under the Restated Director Plan. Federal income tax laws are complex and subject to different interpretations, and the following summary is not a complete description of the possible federal income tax consequences of awards made under the Restated Director Plan. The following also does not address the state, local, foreign or other tax consequences of awards made under the Restated Director Plan. The following should not be interpreted as tax advice.

        In general, a non-employee director who is issued Common Shares under the Restated Director Plan will recognize taxable compensation in the year of issuance in an amount equal to the fair market value of such Common Shares on the date of issuance, and TDS will be allowed a deduction for federal income tax purposes at the time the non-employee director recognizes taxable compensation equal to the amount of compensation recognized by such non-employee director.

        In general, a non-employee director will recognize taxable compensation in the year of payment of the cash annual retainer or meeting or activity fees in an amount equal to such cash payment, and in the year of payment TDS will be allowed a deduction for federal income tax purposes equal to the amount of compensation recognized by such non-employee director.

Other Information

        Disclosure cannot be made of the future benefits or amounts that will be received by or allocated to any participants in the future because the benefit or amount is not determinable until earned and paid. Accordingly, in lieu of providing information regarding benefits that will be received in the future, the following table provides information concerning the benefits that were received under the Director Plan by the non-executive board of director group during 2011 year to date. No further stock awards are expected to be made under the Director Plan (or if approved and becomes effective, under the Restated Director Plan) for the remainder of 2011. No information is provided for the named executive officers, other executive officers or employees who are not executive officers because such groups do not participate in the Director Plan and will not participate in the Restated Director Plan.

PLAN BENEFITS IN 2011 YEAR TO DATE UNDER DIRECTOR PLAN

	Stock Awards for 2011 Year to Date (1)
Name and Position	Dollar Value	Number of Special Common Shares
Non-Executive Board of Director Group	$550,000	18,560

(1)
Pursuant to the Director Plan, each non-employee director received $55,000 paid in the form of Special Common Shares. The number of shares issued was based on the closing price of Special Common Shares for the last trading day in February 2011. The above chart does not address benefits under the Director Plan paid in cash during 2011.

        Non-employee directors of TDS, including persons who are participants in the solicitation of proxies for the proposals in this Proxy Statement, have an interest in the foregoing proposal because they would receive equity compensation under the Restated Director Plan.

        This description of the Restated Director Plan is a summary only and is qualified by the terms of the Restated Director Plan attached hereto as Exhibit D.

        The TDS Board unanimously recommends a vote "FOR" approval of the Restated Director Plan.

OTHER PROPOSAL

PROPOSAL 8—ADJOURNMENT OF SPECIAL MEETING

        At the Special Meeting, if TDS determines that it needs additional time to solicit and obtain sufficient votes to approve the Share Consolidation Amendment or the Vote Amendment (Proposal 1, 2, 3 or 4), shareholders may be asked to vote upon a proposal to adjourn the Special Meeting for the purpose of allowing additional time for the solicitation of additional votes. If shareholders approve the adjournment proposal, TDS may adjourn the Special Meeting, and any adjourned session of the Special Meeting, and use the additional time to solicit additional proxies in favor of Proposals 1, 2, 3 and/or 4, which may include the solicitation of changes in votes from shareholders who have previously voted against Proposals 1, 2, 3 and/or 4. Among other things, approval of the adjournment proposal could mean that, even if TDS receives proxies representing a sufficient number of votes against such proposals to defeat either of such proposals, TDS could adjourn the Special Meeting or any adjournment thereof without a vote on such proposals and seek to convince shareholders voting against either or both proposals to change their votes to votes in favor of both proposals.

        If the Special Meeting is adjourned to a different place, date or time, TDS will not need to give notice of the new place, date or time if this information is announced at the meeting before adjournment, unless the adjournment is for more than 30 days. If a new record date is or must be set for the adjourned meeting, notice of the adjourned meeting will be given to persons who are shareholders of record entitled to vote at the Special Meeting as of the new record date.

        The TDS Board unanimously recommends a vote "FOR" approval of the foregoing Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On June 30, 2011, TDS had outstanding and entitled to vote 46,859,323 Special Common Shares, par value $.01 per share (excluding 16,099,089 Special Common Shares held by TDS and 484,012 Special Common Shares held by a subsidiary of TDS), 49,937,250 Common Shares, par value $.01 per share (excluding 6,671,251 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS); 6,526,443 Series A Common Shares, par value $.01 per share; and 8,300 Preferred Shares, par value $.01 per share.

        With respect to matters other than the election of directors, each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Special Common Shares are not entitled to a vote in matters other than the election of directors. Accordingly, the voting power of all outstanding Series A Common Shares was 65,264,430 votes at June 30, 2011 with respect to matters other than the election of directors. The total voting power of all outstanding shares of all classes of capital stock was 115,209,980 votes at June 30, 2011 with respect to matters other than the election of directors.

        For purposes of the following tables, percentages are calculated pursuant to SEC Rule 13d-3(d)(1). Under such rule, shares underlying options that are currently exercisable or exercisable within 60 days after June 30, 2011, restricted stock units that become vested within 60 days after June 30, 2011 and vested phantom stock units are deemed to be outstanding for the purpose of calculating the number of shares owned and percentages of shares and voting power with respect to the person holding such options, restricted stock units or phantom stock units, but are not deemed to be outstanding for the purpose of calculating the percentages of shares or voting power of other persons.

Security Ownership of Management

        The following table sets forth as of June 30, 2011, or the latest practicable date, the number of Common Shares, Special Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned, by each director of TDS, by each of the executive officers named below and by all directors and executive officers as a group. As of June 30, 2011 or the latest practicable date, none of the directors or executive officers of TDS beneficially owned Preferred Shares.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series		Percent of Shares of Common Stock		Percent of Voting Power (2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson (3)	Special Common Shares Series A Common Shares	6,091,126 6,175,523	13.0 94.6	% %	5.9 6.0	% %	— 53.6%
LeRoy T. Carlson (4)(11)	Common Shares Special Common Shares Series A Common Shares	189,969 366,571 55,863	* * *		* * *		* * *
LeRoy T. Carlson, Jr. (5)(11)	Common Shares Special Common Shares Series A Common Shares	340,415 1,278,029 18,585	* 2.7 *	%	* * *		* — *
Walter C.D. Carlson (6)	Common Shares Special Common Shares Series A Common Shares	6,134 14,721 925	* * *		* * *		* — *
Letitia G. Carlson, M.D. (7)	Common Shares Special Common Shares Series A Common Shares	2,220 9,981 999	* * *		* * *		* — *
Prudence E. Carlson (8)	Common Shares Special Common Shares Series A Common Shares	11 49,693 179,285	* * 2.7%		* * *		* — 1.6%
Kenneth R. Meyers (9)(11)	Common Shares Special Common Shares	4,014 311,021	* *		* *		* —
Donald C. Nebergall (10)	Common Shares Special Common Shares Series A Common Shares	3,476 11,634 1,107	* * *		* * *		* — *

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series		Percent of Shares of Common Stock		Percent of Voting Power (2)
Herbert S. Wander	Common Shares Special Common Shares	3,159 9,979	* *		* *		* —
George W. Off	Common Shares Special Common Shares	4,391 11,280	* *		* *		* —
Christopher D. O'Leary	Common Shares Special Common Shares	— 6,897	— *		— *		— —
Mitchell H. Saranow	Common Shares Special Common Shares	1,926 8,738	* *		* *		* —
Clarence A. Davis (12)	Common Shares Special Common Shares	— 3,793	— *		— *		— —
Gary L. Sugarman	Common Shares Special Common Shares	— 3,793	— *		— *		— —
Mary N. Dillon	Common Shares Special Common Shares	— —	* *		* *		* —
Scott H. Williamson (11)	Common Shares Special Common Shares	30,044 333,595	* *		* *		* —
David A. Wittwer (9)(11)	Common Shares Special Common Shares	— 246,844	* *		* *		* —
Other executive officers (9)(11)(13)	Common Shares Special Common Shares Series A Common Shares	84,439 488,064 —	* * —		* * —		* — —
All directors and executive officers as a group (21 persons) (9)(11)	Common Shares Special Common Shares Series A Common Shares	670,198 9,245,759 6,432,287	1.3 19.7 98.6	% % %	* 8.9 6.2	% %	* — 55.8%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms pursuant to which shares in a brokerage account are pledged as collateral security for the repayment of debit balances, none of the above shares are pledged as security, unless otherwise specified.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. The trustees share voting and investment power. The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602. Under the terms of the TDS Voting Trust, the trustees hold and vote the Special Common Shares and Series A Common Shares held in the trust. If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D. The above numbers of shares and percentages do not assume conversion of the Series A Common Shares because the trustees have advised TDS that the TDS Voting Trust has no current intention of converting its Series A Common Shares.

(4)
Includes 9,557 Special Common Shares and 55,863 Series A Common Shares held by Mr. Carlson's wife. Does not include 29,388 Special Common Shares and 33,366 Series A Common Shares held for the benefit of LeRoy T. Carlson or 190,220 Special Common Shares and 191,097 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 219,608 Special Common Shares, or 0.5% of class, and 224,463 Series A Common Shares, or 3.4% of class) in the TDS Voting Trust described in footnote (3).

(5)
Includes 1,158 Common Shares, 6,444 Special Common Shares and 5,283 Series A Common Shares held by Mr. Carlson's wife outside the TDS Voting Trust. Also includes 1,634 Special Common Shares held by Mr. Carlson's children.

Special Common Shares in TDS Voting Trust. Does not include (i) 1,128,999 Special Common Shares (2.4% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 705,648 shares are held for the benefit of LeRoy T. Carlson, Jr., or (ii) 685,786 Special Common Shares (1.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include (i) 1,131,670 Series A Common Shares (17.3% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which

  175,096 shares are held for the benefit of LeRoy T. Carlson, Jr., or (ii) 687,157 Series A Common Shares (10.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

(6)
Special Common Shares in TDS Voting Trust. Does not include (i) 1,219,188 Special Common Shares (2.6% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 1,098,078 shares are held for the benefit of Walter C.D. Carlson, or (ii) 685,786 Special Common Shares (1.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include (i) 1,268,861 Series A Common Shares (19.4% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 1,145,481 shares are held for the benefit of Walter C.D. Carlson, or (ii) 687,157 Series A Common Shares (10.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

(7)
Special Common Shares in TDS Voting Trust. Does not include (i) 1,154,348 Special Common Shares (2.4% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 1,056,660 shares are held for the benefit of Letitia G. Carlson, M.D., or (ii) 685,786 Special Common Shares (1.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include (i) 1,159,917 Series A Common Shares (17.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 1,045,577 shares are held for the benefit of Letitia G. Carlson, M.D., or (ii) 687,157 Series A Common Shares (10.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

(8)
Special Common Shares in TDS Voting Trust. Does not include (i) 1,033,091 Special Common Shares (2.2% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 999,227 shares are held for the benefit of Prudence E. Carlson, or (ii) 685,786 Special Common Shares (1.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include (i) 1,032,893 Series A Common Shares (15.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), or (ii) 687,157 Series A Common Shares (10.5% of class) held by a family partnership in such TDS Voting Trust for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

(9)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(10)
Does not include shares held in the TDS Voting Trust, which are included in the shares described in footnote (3), that are reported by the TDS Voting Trust: 303 Special Common Shares and 302 Series A Common Shares held for the benefit of Donald C. Nebergall; 1,437 Special Common Shares and 1,428 Series A Common Shares held for the benefit of Mr. Nebergall's wife; 467,482 Special Common Shares (1.0% of class) and 464,753 Series A Common Shares (7.1% of class) held by Mr. Nebergall as trustee under trusts ("Trusts") for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the TDS Board), Letitia G. Carlson, M.D. (director of TDS), Prudence E. Carlson (director of TDS) and/or their heirs. In addition, Mr. Nebergall holds 31 Common Shares and 10 Special Common Shares for the Trusts outside of the TDS Voting Trust. All shares held under the Trusts are held by Mr. Nebergall as a trustee in a fiduciary capacity, and he has no beneficial interest in such shares. Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee. These are not arrangements with or compensation from TDS or any other member of the TDS consolidated group.

(11)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 94,781 shares; LeRoy T. Carlson, Jr., 312,367 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 24,493 shares; David A. Wittwer, 0 shares; all other executive officers as a group, 39,920 shares; and all directors and executive officers as a group, 471,561 shares. Includes the following number of Special Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 274,957 shares; LeRoy T. Carlson, Jr., 1,177,777 shares; Kenneth R. Meyers, 276,374 shares; Scott H. Williamson, 315,979 shares; David A. Wittwer, 237,540 shares; all other executive officers as a group, 431,597 shares; and all directors and executive officers as a group, 2,714,224 shares. Includes the following number of Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 31,554 shares; LeRoy T. Carlson, Jr., 12,787 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 0 shares; David A. Wittwer, 0 shares; all other executive officers as a group, 0 shares; and all directors and executive officers as a group, 44,341 shares. Includes the following number of Special Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 71,989 shares; LeRoy T. Carlson, Jr., 37,953 shares; Kenneth R. Meyers, 13,546 shares; Scott H. Williamson, 0 shares; David A. Wittwer, 0 shares; all other executive officers as a group, 4,650 shares; and all directors and executive officers as a group, 128,138 shares.

(12)
Mr. Davis is a director of the Gabelli SRI Fund and the Gabelli Global Deal Fund. The above does not include TDS shares owned by such funds, if any. As of the latest available information, neither the Gabelli SRI Fund nor the Gabelli Global Deal Fund owns any TDS shares.

(13)
Includes shares held by the other executive officers who are not specifically identified in the above table: Peter L. Sereda, Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of June 30, 2011 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS' stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class		Percent of Shares of Common Stock		Percent of Voting Power (1)
Capital Research Global Investors (2)(3)(5) 333 South Hope Street Los Angeles, CA 90071	Common Shares Special Common Shares	5,485,000 4,441,300	11.0 9.5	% %	5.3 4.3	% %	4.8 —%
Capital World Investors (4)(5) 333 South Hope Street Los Angeles, CA 90071	Special Common Shares	3,493,100	7.5%		3.4%		—

Total for Capital Research and Management Company (5)		13,419,400	N/A		13.0%		4.8%

Southeastern Asset Management, Inc. (6) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Special Common Shares	6,899,697	14.7%		6.7%		—

GAMCO Investors, Inc. (7)(8) One Corporate Center Rye, NY 10580	Common Shares Special Common Shares	3,201,193 1,672,235	6.4 3.6	% %	3.1 1.6	% %	2.8 —%

	Total	4,873,428	N/A		4.7%		2.8%

T. Rowe Price Associates, Inc. (9)(10) 100 E. Pratt Street Baltimore, MD 21202	Common Shares Special Common Shares	1,401,400 2,685,888	2.8 5.7	% %	1.4 2.6	% %	1.2 —%

	Total	4,087,288	N/A		4.0%		1.2%

JPMorgan Chase & Co. (11) 270 Park Avenue New York, NY 10017	Special Common Shares	3,603,464	7.7%		3.5%		—

Anchor Capital Advisors Inc. (12)(13) One Post Office Square Boston, MA 02109	Common Shares Special Common Shares	23,263 2,510,332	* 5.4%		* 2.4%		* —

	Total	2,533,595	N/A		2.5%		*

*
Less than 1%

(1)
Represents voting power in matters other than election of directors.

(2)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, Capital Research Global Investors reports that it has shared power to vote or direct the vote of, and shared power to dispose or to direct the disposition of, 5,485,000 Common Shares.

(3)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, Capital Research Global Investors reports that it has shared power to vote or direct the vote of, and shared power to dispose or to direct the disposition of, 4,441,300 Special Common Shares.

(4)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, Capital World Investors reports that it has shared power to vote or direct the vote of, and shared power to dispose or direct the disposition of, 3,493,100 Special Common Shares.

(5)
Based on a Schedule 13G filed with the SEC, Capital Research Global Investors and Capital World Investors are both divisions of Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071.

(6)
Based on the most recent Schedule 13G filed with the SEC, Southeastern Asset Management reports that it has sole power to vote or direct the vote of 1,965,380 Special Common Shares and shared power to vote 4,389,469 Special Common Shares and no power to vote with respect to 544,848 Special Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 2,510,228 Special Common Shares and shared power to dispose or direct the disposition of 4,389,469 Special Common Shares.

(7)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, GAMCO Investors, Inc. reports that it has sole power to vote or direct the vote of 2,921,693 Common Shares and no power to vote 279,500 Common Shares. GAMCO, Investors, Inc. reports that it has sole power to dispose or to direct the disposition of 3,201,193 Common Shares.

(8)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, GAMCO Investors, Inc. reports that it has sole power to vote or direct the vote of 1,588,035 Special Common Shares and no power to vote 84,200 Special Common Shares. GAMCO Investors, Inc. reports that it has sole power to dispose or to direct the disposition of 1,672,235 Special Common Shares.

(9)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC. Includes Common Shares held by T. Rowe Price Associates, Inc. or its affiliates, as follows: T. Rowe Price Associates, Inc. reports sole voting authority over 602,200 Common Shares and sole power to dispose or direct the disposition of 989,290 Common Shares; and T. Rowe Price Mid-Cap Value Fund, Inc. reports sole voting authority over 799,200 Common Shares.

(10)
Based on the most recent Schedule 13G filed with the SEC, T. Rowe Price Associates, Inc. reports that it has sole power to vote 429,400 Special Common Shares and sole power to dispose or direct the disposition of 2,685,888 Special Common Shares.

(11)
Based on the most recent Schedule 13G filed with the SEC, JPMorgan Chase & Co. reports that it has sole power to vote or direct the vote of 3,193,082 Special Common Shares and shared power to vote or direct the vote of 260,073 Special Common Shares. JPMorgan Chase & Co. reports that it has sole power to dispose or to direct the disposition of 3,341,253 Special Common Shares and shared power to dispose or direct the disposition of 262,211 Special Common Shares.

(12)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, Anchor Capital Advisors, Inc. reports that it has sole power to vote or direct the vote of 23,263 Common Shares. Anchor Capital Advisors, Inc. reports that it has sole power to dispose or direct the disposition of 23,263 Common Shares.

(13)
Based on the most recent Form 13F filed with the SEC. In such Form 13F, Anchor Capital Advisors Inc. reports that it has sole power to vote or direct the vote of 546,086 Special Common Shares, shared power to vote 1,916,231 Special Common Shares and no power to vote 18,015 Special Common Shares. Anchor Capital Advisors, Inc. reports that it has sole power to dispose of direct the disposition of 2,510,332 Special Common Shares.

SOLICITATION OF PROXIES

        Your proxy is solicited by the TDS Board and its agents and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. No remuneration, other than regular compensation, will be paid to any such officer, director or employee in connection with such activities.

        The fee to MacKenzie Partners, TDS' information agent, is a customary fixed fee and is not contingent in any way. The services of MacKenzie Partners will be ministerial and will not involve any recommendation by MacKenzie Partners with respect to the proposals or encouragement to vote in a particular manner.

        Citi, TDS' financial advisor, will not assist in the solicitation of proxies. No part of the fees paid to Citi relates to the solicitation of proxies and no part of the fees is contingent upon approval of any of the proposals or how shareholders vote on any proposal.

        TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

SHAREHOLDER PROPOSALS

        No shareholder proposals will be considered at the Special Meeting.

        The 2012 annual meeting of shareholders is currently scheduled for May 17, 2012, and the Proxy Statement for such meeting is expected to be dated on or about April 15, 2012.

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by shareholders intended to be included in TDS' Proxy Statement and form of proxy relating to the 2012 annual meeting of shareholders are required to be received by TDS at its principal executive offices not later than December 16, 2011. However, if the date of the 2012 annual meeting changes for any reason by more than 30 days from May 19, 2012 (the anniversary date of the 2011 annual meeting), then the deadline will be a reasonable time before TDS begins to print and send its proxy materials. In such event, TDS would disclose such date in a Form 8-K, 10-Q or 10-K at the appropriate time.

        In addition, pursuant to TDS' Bylaws, proposals by shareholders intended to be presented at the 2012 annual meeting of shareholders (other than proposals included in TDS' Proxy Statement and form of proxy relating to the 2012 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934), must be received by TDS at its principal executive offices not earlier than January 20, 2012 and not later than February 17, 2012 for consideration at the 2012 annual meeting of shareholders. However, if the 2012 annual meeting is changed by more than 30 calendar days before or after May 19, 2012 (the anniversary date of the 2011 annual meeting), different provisions will apply as set forth in the TDS Bylaws.

EXPENSES

        The costs of adopting and implementing the Charter Amendments and related transactions have been or will be charged against TDS' pre-tax earnings and are estimated to be approximately $6.7 million, including approximately $4.7 million for financial advisory fees and expense, $1.5 million for legal fees and expenses, $0.3 million for NYSE listing fees and $0.2 million for other fees and expenses, including accounting, proxy solicitation, transfer agent and printing fees and expenses.

 WHERE YOU CAN FIND MORE INFORMATION

        TDS files reports, Proxy Statements and other information with the SEC. You may inspect and copy such reports, Proxy Statements and other information at the public reference facilities maintained by the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. Such materials also may be accessed electronically by means of the SEC's web site at http://www.sec.gov or on TDS' website at http:/www.teldta.com.

        The SEC allows TDS to "incorporate by reference" information into this Proxy Statement, which means that TDS can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that have been previously filed with the SEC. These documents contain important information about TDS' businesses and finances.

  1.
  TDS' Annual Report on Form 10-K for the year ended December 31, 2010;

  2.
  TDS' Quarterly Reports on Form 10-Q for the periods ended March 31, 2011 and June 30, 2011;

  3.
  TDS' Current Reports on Form 8-K filed since December 31, 2010;

  4.
  TDS' Notice of Annual Meeting and Proxy Statement dated April 14, 2011; and

  5.
  TDS' Registration Statement on Form 8-A dated September 12, 2008, relating to TDS' Common Shares and Special Common Shares.

        This Proxy Statement also incorporates by reference additional documents that may be filed by TDS with the SEC between the date of this Proxy Statement and the date of the Special Meeting.

        You may obtain copies of such documents which are incorporated by reference in this Proxy Statement, including the Annual Report on Form 10-K and the financial statements and financial statement schedules included therein (other than exhibits thereto which are not specifically incorporated by reference herein), without charge, upon written or oral request to Investor Relations, Telephone and Data Systems, Inc., 30 N. LaSalle Street, 40th Floor, Chicago, IL 60602, (312) 630-1900. In order to ensure delivery of documents prior to the Special Meeting, any request therefore should be made not later than five business days prior to the Special Meeting, or by                           , 2011.

        In addition, to the extent that, as permitted by SEC rules, TDS delivers only one copy of an annual report to shareholders, Proxy Statement or notice of internet availability of proxy materials to an address that is shared by separate persons who are shareholders (addressed to such shareholders as a group), TDS shall deliver promptly additional copies of any of such documents to any shareholder located at such shared address upon written or oral request by such shareholder.

        You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in this Proxy Statement is accurate as of any date other that the date of this Proxy Statement, and neither the mailing of this Proxy Statement to shareholders nor the issuance of any securities hereunder shall create any implication to the contrary.

 PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
SAFE HARBOR CAUTIONARY STATEMENT

        This Proxy Statement contains "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections. Statements that are not historical facts, including statements about TDS' beliefs and expectations and statements qualified by the words "believes," "anticipates," "intends," "expects," and similar words, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be significantly different from any future results, events or developments expressed or implied by such forward-looking statements. In addition to the factors set forth above under "Proposals—Charter Amendments—Charter Amendments Generally—Background and Reasons for the Charter Amendments and Related Transactions; Recommendations of the TDS Board—Consideration of Potential Disadvantages" and elsewhere in this Proxy Statement, such factors include the following:

  •
  Intense competition in the markets in which TDS operates could adversely affect TDS' revenues or increase its costs to compete.

  •
  A failure by TDS to successfully execute its business strategy or allocate resources or capital could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  A failure by TDS' service offerings to meet customer expectations could limit TDS' ability to attract and retain customers and could have an adverse effect on TDS' operations.

  •
  TDS' system infrastructure may not be capable of supporting changes in technologies and services expected by customers, which could result in lost customers and revenues.

  •
  An inability to obtain or maintain roaming arrangements with other carriers on terms that are acceptable to TDS could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  TDS currently receives a significant amount of roaming revenues from its wireless business. Further consolidation within the wireless industry and/or continued network build outs by other wireless carriers could cause roaming revenues to decline from current levels, which would have an adverse effect on TDS' business, financial condition and results of operations.

  •
  A failure by TDS to obtain access to adequate radio spectrum to meet current or anticipated future needs and/or to accurately predict future needs for radio spectrum could have an adverse effect on TDS' business and operations.

  •
  To the extent conducted by the Federal Communications Commission ("FCC"), TDS is likely to participate in FCC auctions of additional spectrum in the future as an applicant or as a non-controlling partner in another auction applicant and, during certain periods, will be subject to the FCC's anti-collusion rules, which could have an adverse effect on TDS.

  •
  Changes in the regulatory environment or a failure by TDS to timely or fully comply with any applicable regulatory requirements could adversely affect TDS' financial condition, results of operations or ability to do business.

  •
  Changes in USF funding and/or intercarrier compensation could have a material adverse impact on TDS' financial condition or results of operations.

  •
  An inability to attract and/or retain highly competent management, technical, sales and other personnel could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  TDS' assets are concentrated in the U.S. telecommunications industry. As a result, its results of operations may fluctuate based on factors related entirely to conditions in this industry.

  •
  The completion of acquisitions by other companies has led to increased consolidation in the wireless telecommunications industry. TDS' lower scale relative to larger wireless carriers has in the past and could in the future prevent or delay its access to new products including wireless devices, new technology and/or new content and applications which could adversely affect TDS'

    ability to attract and retain customers and, as a result, could adversely affect its business, financial condition or results of operations.

  •
  TDS' inability to manage its supply chain or inventory successfully could have an adverse effect on its business, financial condition or results of operations.

  •
  Changes in general economic and business conditions, both nationally and in the markets in which TDS operates, could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  Changes in various business factors could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  Advances or changes in telecommunications technology, such as Voice over Internet Protocol ("VoIP"), High-Speed Packet Access ("HSPA"), WiMAX or Long-Term Evolution ("LTE"), could render certain technologies used by TDS obsolete, could put TDS at a competitive disadvantage, could reduce TDS' revenues or could increase its costs of doing business.

  •
  Complexities associated with deploying new technologies, such as TDS' planned upgrade to LTE technology, present substantial risk.

  •
  TDS could incur higher than anticipated intercarrier compensation costs.

  •
  TDS is subject to numerous surcharges and fees from federal, state and local governments, and the applicability and the amount of these fees are subject to great uncertainty.

  •
  Changes in TDS' enterprise value, changes in the market supply or demand for wireless licenses or wireline markets, adverse developments in the business or the industry in which TDS is involved and/or other factors could require TDS to recognize impairments in the carrying value of its license costs, goodwill and/or physical assets.

  •
  Costs, integration problems or other factors associated with developing and enhancing business support systems, acquisitions/divestitures of properties or licenses and/or expansion of TDS' business could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  A significant portion of TDS' wireless revenues is derived from customers who buy services through independent agents who market TDS' services on a commission basis. If TDS' relationships with these agents are seriously harmed, its business, financial condition or results of operations could be adversely affected.

  •
  TDS' investments in technologies which are unproven may not produce the benefits that TDS expects.

  •
  A failure by TDS to complete significant network construction and systems implementation activities as part of its plans to improve the quality, coverage, capabilities and capacity of its network and support systems could have an adverse effect on its operations.

  •
  Financial difficulties (including bankruptcy proceedings) or other operational difficulties of TDS' key suppliers or vendors, termination or impairment of TDS' relationships with such suppliers or vendors, or a failure by TDS to manage its supply chain effectively could result in delays or termination of TDS' receipt of required equipment or services, or could result in excess quantities of required equipment or services, any of which could adversely affect TDS' business, financial condition or results of operations.

  •
  TDS has significant investments in entities that it does not control. Losses in the value of such investments could have an adverse effect on TDS' financial condition or results of operations.

  •
  A failure by TDS to maintain flexible and capable telecommunication networks or information technology, or a material disruption thereof, including breaches of network or information technology security, could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  Wars, conflicts, hostilities and/or terrorist attacks or equipment failures, power outages, natural disasters or other events could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  The market prices of TDS' Common Shares and Special Common Shares are subject to fluctuations due to a variety of factors.

  •
  Identification of errors in financial information or disclosures could require amendments to or restatements of financial information or disclosures included in this or prior filings with the SEC. Such amendments or restatements and related matters, including resulting delays in filing periodic reports with the SEC, could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  The existence of material weaknesses in the effectiveness of internal control over financial reporting could result in inaccurate financial statements or other disclosures or failure to prevent fraud, which could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  Changes in facts or circumstances, including new or additional information that affects the calculation of potential liabilities for contingent obligations under guarantees, indemnities, claims, litigation or otherwise, could require TDS to record charges in excess of amounts accrued in the financial statements, if any, which could have an adverse effect on TDS' financial condition or results of operations.

  •
  Disruption in credit or other financial markets, a deterioration of U.S. or global economic conditions or other events, could, among other things, impede TDS' access to or increase the cost of financing its operating and investment activities and/or result in reduced revenues and lower operating income and cash flows, which would have an adverse effect on TDS' financial condition or results of operations.

  •
  Uncertainty of access to capital for telecommunications companies, deterioration in the capital markets, other changes in market conditions, changes in TDS' credit ratings or other factors could limit or restrict the availability of financing on terms and prices acceptable to TDS, which could require TDS to reduce its construction, development or acquisition programs.

  •
  Settlements, judgments, restraints on its current or future manner of doing business and/or legal costs resulting from pending and future litigation could have an adverse effect on TDS' financial condition, results of operations or ability to do business.

  •
  The possible development of adverse precedent in litigation or conclusions in professional studies to the effect that radio frequency emissions from wireless devices and/or cell sites cause harmful health consequences, including cancer or tumors, or may interfere with various electronic medical devices such as pacemakers, could have an adverse effect on TDS' wireless business, financial condition or results of operations.

  •
  Claims of infringement of intellectual property and proprietary rights of others, primarily involving patent infringement claims, could prevent TDS from using necessary technology to provide services or subject TDS to expensive intellectual property litigation or monetary penalties, which could have an adverse effect on TDS' business, financial condition or results of operations.

  •
  Certain matters, such as control by the TDS Voting Trust and provisions in the TDS Restated Certificate of Incorporation, may serve to discourage or make more difficult a change in control of TDS.

  •
  Any of the foregoing events or other events could cause customer net additions, revenues, operating income, capital expenditures and/or any other financial or statistical information to vary from TDS' forward-looking estimates by a material amount.

TDS undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise. Readers should evaluate any statements in light of these important factors.

 OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the Special Meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors,

Kevin C. Gallagher Vice President and Corporate Secretary

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION (1),(2)
OF
TELEPHONE AND DATA SYSTEMS, INC.

        Telephone and Data Systems, Inc., a corporation organized and existing under and pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

        FIRST:    The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 12, 1997.

        SECOND:    The Certificate of Incorporation of the Corporation was restated by filing a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 22, 1998 and was subsequently amended by the filing of Certificates of Amendment with the Secretary of State of the State of Delaware on July 10, 1998, June 29, 2004 and April 11, 2005.

        THIRD:    This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

        FOURTH:    This Restated Certificate of Incorporation shall become effective at [5:01 p.m.] (local time in                          ,                           ) on                          , 2011.

        The Corporation hereby restates and integrates and further amends the Restated Certificate of Incorporation, as amended, of the Corporation by revising such document in its entirety as follows:

ARTICLE I

        The name of the Corporation is Telephone and Data Systems, Inc.

ARTICLE II

        The period of its duration is perpetual.

ARTICLE III

        The Corporation shall have unlimited power to engage in, and to do any lawful act concerning, any and all lawful business for which corporations may be organized under the Delaware General Corporation Law above mentioned.

ARTICLE IV

  A.
  Authorized Shares.

        1.     Effective as of the effectiveness of the Restated Certificate of Incorporation inserting this sentence (the "Effective Time"), each Special Common Share, par value $.01 per share, issued immediately prior to the Effective Time (including shares held by the Corporation in treasury) shall be reclassified into one validly issued, fully paid and nonassessable Common Share, par value $.01 per share (the "Reclassification"). From and after the Effective Time, and without any further action on the part of the Corporation or any holder thereof, each certificate formerly representing issued Special Common Shares shall automatically represent the same number of Common Shares into which such Special Common Shares have been reclassified. (3)

        (1)   This Exhibit A shows changes that would be made by the Charter Amendments to the Restated Certificate of Incorporation filed December 12, 1997, as subsequently amended.

        (2)   Except where otherwise indicated by footnote in this Exhibit A, the proposed changes reflected in this Exhibit A would be effected by the Ancillary Amendments.

        (3)   The insertion of Section A.1 would be effected by the Share Consolidation Amendment.

        2.     ~~1.~~ Subject to paragraph ~~3~~4 of this Section A and Section B.1, the aggregate number of shares of capital stock which the Corporation is authorized to issue is ~~620,000,000~~295,000,000 shares, and the designation of each class or series, the number of shares of each class or series and the par value of the shares of each class or series, are as follows: (4)

        (4)   The increase in the number of Common Shares authorized for issuance from 100,000,000 to 265,000,000, and the elimination of the 165,000,000 Special Common Shares authorized for issuance, would be effected by the Share Consolidation Amendment. In addition, each deleted reference to Special Common Shares in this Exhibit A would be effected by the Share Consolidation Amendment.

Class	Series	No. of Authorized Shares	Par Value
Common Shares	None	~~100,000,000~~	$.01 per share
		265,000,000
Series A Common Shares	None	25,000,000	$.01 per share
~~Special Common Shares~~	~~None~~	~~165,000,000~~	~~$.01 per share~~
~~United States Cellular Group Common Shares~~	~~None~~	~~140,000,000~~	~~$.01 per share~~
~~TDS Telecommunications Group Common Shares~~	~~None~~	~~90,000,000~~	~~$.01 par value~~
~~Aerial Communications Group Common Shares~~	~~None~~	~~95,000,000~~	~~$.01 par value~~
Undesignated Shares	See Section B.1	4,720,599	$.01 par value
Preferred Shares	See below	279,401	$.01 par value

        ~~The~~A portion of the following series of Preferred Shares ~~Originally Issued by TDS Iowa (as defined in Section B.19 of this Article IV) before October 31, 1981 are referred to as the "Pre-81 Preferred Shares."~~are issued on the date hereof.

~~Series~~	~~No. of Shares~~
~~A~~	~~1,395~~
~~B~~	~~1,955~~
~~D~~	~~646~~
~~G~~	~~1,368~~
~~H~~	~~1,188~~
~~N~~	~~2,347~~

        ~~The following series of Preferred Shares Originally Issued by TDS Iowa after October 31, 1981 are referred to as the "Post-81 Preferred Shares."~~

~~Series~~	~~No. of Shares~~
~~O~~	~~629~~
~~S~~	~~1,209~~
~~U~~	~~1,100~~
~~BB~~	~~18,500~~
~~DD~~	~~42,540~~
~~EE~~	~~8,291~~
~~GG~~	~~26,919~~
~~II~~	~~3,746~~
~~JJ~~	~~1,310~~
~~KK~~	~~1,403~~
~~LL~~	~~1,487~~
~~QQ~~	~~8,368~~
~~SS~~	~~125,000~~
~~TT~~	~~30,000~~

Series	No. of Authorized Shares
S	1,209
QQ	8,368

        3.     ~~2. As of the effective date of this Restated Certificate of Incorporation, the~~ The series of Preferred Shares set forth above shall have the preferences, qualifications, limitations, restrictions and rights set forth in this Restated Certificate of Incorporation, including Attachment I hereto, which Attachment is incorporated herein and made a part hereof. 269,824 Preferred Shares shall be undesignated as to series.

        4.     ~~3.~~ The number of authorized ~~Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares, Aerial Group Common Shares or~~ Undesignated Shares may be increased or decreased at any time or from time-to-time (but not below the number of such shares then outstanding ~~in such class, respectively~~) by the affirmative vote of the holders of a majority of the voting power of shares of capital stock of the Corporation entitled to vote on all matters (not including shares entitled to vote only in the election of directors or as otherwise required by law, including Section 242(b)(2) of the DGCL) pursuant to paragraph ~~8~~7(c) of Section B of this Article IV.

        ~~4.     The Board shall have the authority to designate, prior to the time of the first issuance of shares of any class or series of Tracking Stock (as defined in Section B.19), the number of such shares which shall initially constitute the number of shares which shall represent 100% of the common equity of the related Tracking Group, the Number of Shares Issuable with Respect to Retained Interest and the Number of Shares Issuable with Respect to Inter-Group Interest, if any.~~

        ~~5.     As of the first date of issuance of any class of Tracking Stock, the outstanding series of Preferred Shares shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any series of Undesignated Shares which are designated and issued, as preferred or common stock, shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.~~

        ~~6.     As of the first date of issuance of any class of Tracking Stock, all Pre-Distribution Convertible Securities (as defined in Section B.19) shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any Convertible Securities which are issued shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.~~

        ~~7.     As of the first date of issuance of any class of Tracking Stock, any Committed Acquisition Shares shall be attributed entirely to the TDS Group. After the first date of issuance of any class of Tracking Stock, any Committed Acquisition Shares shall be attributed entirely to one Group or among two or more Groups, as may be determined by the Board, taking into consideration the use of proceeds from and purposes for such issuance and other factors.~~

        B.    Preferences, Qualifications, Limitations, Restrictions and Rights of Shares.    The preferences, qualifications, limitations, restrictions, and the special or relative rights of the Common, Series A Common, ~~Special Common, Cellular Group Common, Telecom Group Common, Aerial Group Common,~~ Undesignated and Preferred Shares are:

        1.    Issue of Undesignated Shares in Series.    Authority is hereby vested in the Board to divide any or all of the Undesignated Shares into one or more classes or series of common or preferred stock, and to further divide any of those classes or series, and to fix and determine by resolution as to each class or series so established:

          (a)   the designation of such class or series, the number of shares to constitute such class or series and par value or stated value thereof;

          (b)   the rate of dividend and the terms thereof;

          (c)   the price at and terms and conditions by which shares may be redeemed;

          (d)   the amount payable upon shares in event of voluntary or involuntary liquidation;

          (e)   sinking fund provisions for the redemption or purchase of shares;

          (f)    the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of, or subject to mandatory, conversion;

          (g)   voting rights, if any, but in no event more than ten votes per share in connection with any matter; and

          (h)   such other designations, preferences and relative, participating, optional or other special rights, and qualifications or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issuance of such stock adopted by the Board. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such class or series of stock may be made dependent upon facts ascertainable outside this Restated Certificate of Incorporation or of any amendment thereto, or outside the resolution or resolutions providing for the issue of such stock adopted by the Board pursuant to the foregoing authority vested in it by this Restated Certificate of Incorporation, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series is clearly and expressly set forth in the resolution or resolutions providing for the issue of such stock adopted by the Board. The term "facts" as used in this paragraph includes, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the Corporation.

        2.    Dividends.

          (a)   Except as otherwise set forth in Attachment I hereto or as otherwise provided in any designation of a class or series of Undesignated Shares at the time that such class or series is originally established: (i) the holders of Preferred Shares and of each class or series of Undesignated Shares which has been designated as preferred stock shall be entitled to receive, when and as declared by the Board, dividends at the rate fixed for such series, and no more, payable in quarterly installments on the first day~~s~~ of March, June, September and December in each year; (ii) dividends on all series of Preferred Shares and all classes and series of Undesignated Shares which have been designated as preferred stock shall be cumulative from and after the respective dates of issuance; (iii) no dividends shall be declared on the shares of any series of Preferred Shares or any class or series of Undesignated Shares which have been designated as preferred stock for any dividend period unless the full dividend for all prior dividend periods shall have been declared or shall be declared at the same time upon all Preferred Shares, and all classes and series of Undesignated Shares which have been designated as preferred stock, outstanding during such prior dividend periods; (iv) no dividends shall be declared on the shares of any series of Preferred Shares, or any class or series of Undesignated Shares which have been designated as preferred stock, unless a dividend for the same period shall be declared at the same time upon all series of Preferred Shares and all classes and series of Undesignated Shares which have been designated as preferred stock, outstanding during said period, in like proportion to the dividend rate upon such shares; and (v) no dividends shall be paid on any shares of Common Stock unless full dividends on all series of Preferred Shares, and all classes and series of Undesignated Shares which have been designated as preferred stock, for all past dividend periods and for the current dividend period, shall have been declared and the Corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

          (b)   ~~Dividends on any class or series of Common Stock may be declared and paid only out of the lesser of (i) assets of the Company legally available therefor and (ii) the Available Dividend Amount (as defined in paragraph 19~~Subject to paragraph 2(a) of this Section B~~) with respect to such class or series. Subject to the foregoing~~, the Board shall have the authority to declare and pay dividends on all or less than all of the classes or series of Common Stock in equal or unequal amounts, notwithstanding the amount of assets available for dividends on any class or series, the respective voting and liquidation rights of any class or series, the amount of prior dividends declared on any class or series or any other factor; provided, however, that no dividends shall be declared or paid on the Series A Common Shares unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares ~~and the Special Common Shares, and if dividends shall be declared or paid on the Common Shares or the Special Common Shares,~~

  ~~the same dividends, on a per share basis, shall be declared and paid at the same time on the Special Common Shares and the Common Shares, respectively, except, in each case,~~except as otherwise expressly provided in this Restated Certificate of the Corporation. (5)

        (5)   The changes to Section 2(b) above would be effected by the Share Consolidation Amendment.

        3.    Share Distributions.    Notwithstanding anything to the contrary herein, if at any time a dividend or other distribution is to be paid in shares of Common Stock on shares of Common Stock, such dividend or other distribution shall be paid as only as follows (including, in each case, Convertible Securities which are exercisable for or convertible or exchangeable into such shares to be distributed):

          (a)   Common Shares may be distributed on an equal per share basis to holders of Common Shares~~, Series A Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares, and Special~~ and Series A Common Shares may be distributed on an equal per share basis to holders of ~~Special Common Shares (if any are then outstanding)~~Series A Common Shares;

          (b)   Common Shares may be distributed on an equal per share basis to holders of Common Shares and Series A Common Shares~~, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares (if any are then outstanding)~~; or

          (c)   Series A Common Shares may be distributed on an equal per share basis to holders of Common Shares and Series A Common Shares~~, and Special Common Shares may be distributed on an equal per share basis to holders of Special Common Shares (if any are then outstanding);~~.

          ~~(d)   Special Common Shares may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares and Special Common Shares (if any are then outstanding);~~

          ~~(e)   shares of a class or series of Tracking Stock may be distributed on an equal per share basis to holders of that class or series of Tracking Stock;~~

          ~~(f)    shares of a new class or series of capital stock which is intended to represent a subdivision or new business of a Group, or any assets attributed by the Board to such Group, may be distributed on an equal per share basis to holders of common stock representing an interest in such Group;~~

          ~~(g)   shares of any class or series of Tracking Stock of a Tracking Group may be distributed on an equal per share basis to holders of Common Shares, Series A Common Shares and Special Common Shares (if any are then outstanding), but only if the sum of (i) the number of shares of such class or series of Tracking Stock to be so distributed (or the number of such shares which would be issuable at such time upon the exercise, conversion or exchange of any Convertible Securities to be so distributed) and (ii) the Number of Shares Issuable to Third Parties related to such class or series of Tracking Stock which are then are attributable to the TDS Group, is less than or equal to the Number of Shares Issuable with Respect to Retained Interest in such Tracking Group; and~~

          ~~(h)   shares of any class or series of Tracking Stock of a Tracking Group (for this purpose, the "Issuer Group"), may be distributed on an equal per share basis to holders of a class or series of Tracking Stock of any other Tracking Group (for this purpose, the "Investor Group"), but only if the sum of (i) the number of shares of such class or series of Tracking Stock of the Issuer Group to be so distributed (or the number of such shares which would be issuable at such time upon the exercise, conversion or exchange of any Convertible Securities to be so distributed) and (ii) the Number of Shares Issuable to Third Parties related to the class or series of Tracking Stock of the Issuer Group which are then are attributable to the Investor Group, is less than or equal to the Number of Shares Issuable with Respect to Inter-Group Interest in the Issuer Group by the Investor Group.~~

        In the case of any such share dividend the Board may permit the holders of Common Stock to elect to receive cash in lieu of shares of stock. In any dividend or distribution of Common Stock, the same number of shares of Common Stock on a per share basis shall be distributed with respect to Common Shares~~,~~ and Series A Common Shares ~~and Special Common Shares~~.

        4.    Distribution of ~~TDS Group~~ Subsidiary in Dividend.    ~~Subject to paragraph 2(b) of Section B of Article IV, if~~If at any time a distribution is to be made of shares of capital stock of a ~~subsidiary included in the TDS Group (for this purpose, a "TDS Group~~ Subsidiary~~")~~, such ~~TDS Group~~ Subsidiary shares may only be distributed to the holders of Series A Common Shares~~, Common Shares~~ and ~~any issued Special~~ Common Shares and, in such event, the Board shall, to the extent practicable, distribute ~~TDS Group Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, distribute TDS Group Subsidiary shares corresponding to Common Shares to the holders of Common Shares, and distribute TDS Group Subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares, if any are then outstanding~~Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares and distribute Subsidiary shares corresponding to Common Shares to the holders of Common Shares; provided, however, that the same number of shares of common stock of the ~~TDS Group~~ Subsidiary must be distributed with respect to each Series A Common Share~~, Common Share~~ and ~~any issued Special~~ Common Share. If practicable, the Board shall recapitalize such ~~TDS Group~~ Subsidiary through an amendment to its charter or otherwise, such that the relative rights, limitations and preferences of the shares of capital stock of such ~~TDS Group~~ Subsidiary substantially correspond to the Series A Common Shares~~, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided, however, that if Special Common Shares are then outstanding and the TDS Group Subsidiary has or will have shares corresponding to Series A Common Shares and Common Shares but does not and will not have shares corresponding to Special Common Shares and the Board determines that it is impracticable to recapitalize the subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute TDS Group Subsidiary shares corresponding to Common Shares of such TDS Group Subsidiary to the holders of Special Common Shares.~~ and Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner.

        ~~5.    Distribution of Tracking Group Subsidiary in Dividend.    Subject to paragraph 2(b) of Section B of Article IV, if at any time a distribution is to be made of shares of capital stock of a subsidiary (for this purpose, a Non-Qualifying Subsidiary") included in a Tracking Group (for this purpose, the "Distributing Group"), other than a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities of a Tracking Group, and if there is a Retained Interest in such Distributing Group, the Board shall, to the extent practicable, distribute Non-Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such Distributing Group equal to the product of the Outstanding Interest Fraction multiplied by the number of all of the outstanding shares of the Non-Qualifying Subsidiary owned directly or indirectly by the Corporation, on a pro rata basis. The Board, in its sole discretion, may cause the Corporation to retain the balance of the outstanding shares of the common stock of the Non-Qualifying Subsidiaries in respect of the Retained Interest and any Inter-Group Interest in the Distributing Group or, in the sole discretion of the Board, Non-Qualifying Subsidiary shares may be distributed to the holders of TDS Group Shares or shares of any other Tracking Stock as follows: (a) if the Board determines to distribute Non-Qualifying Subsidiary shares to the holders of TDS Group Shares with respect to the Retained Interest, it shall, to the extent practicable, distribute Non-Qualifying Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, subsidiary shares corresponding to Common Shares to the holders of Common Shares, and subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group, provided, that the same number of shares of Non-Qualifying Subsidiary common stock must be distributed with respect to each Series A Common Share, Common Share and any issued Special Common Share and (b) if the Board determines to distribute Non-Qualifying Subsidiary shares to the holders of any class or series of Tracking Stock of a Tracking Group other than the Distributing Group with respect to any Inter-Group Interest by such Tracking Group in the Distributing Group, it must, to the extent practicable, distribute~~

~~Non-Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such other Tracking Group with respect to any such Inter-Group Interest in the Distributing Group. If practicable, the Board shall recapitalize such Non-Qualifying Subsidiary through an amendment to its charter or otherwise, such that the relative rights, limitations and preferences of the shares of capital stock of the Non-Qualifying Subsidiary substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided, that if the Non-Qualifying Subsidiary has or will have shares corresponding to Series A Common Shares and Common Shares but does not have and will not have shares corresponding to Special Common Shares and the Board determines that it is impracticable to recapitalize such subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute Non-Qualifying Subsidiary shares corresponding to Common Shares to the holders of Special Common Shares and to holders of any class of Tracking Stock who would otherwise be entitled to receive subsidiary shares corresponding to Special Common Shares.~~

        5.    ~~6~~ Certain Provisions Relating to Liquidation.

          (a)   ~~Subject to paragraph 6(b) of this Section B, in~~In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation, ~~regardless of the Group to which such assets are attributed in accordance with this Article IV,~~ divided among the holders of Common Stock in accordance with the per share "Liquidation Units" attributable to each class of Common Stock. Each Series A Common Share~~, Common Share~~ and ~~Special~~ Common Share is hereby attributed one Liquidation Unit~~, each Cellular Group Common Share is hereby attributed 2.5 Liquidation Units, each Telecom Group Common Share is hereby attributed .9 of a Liquidation Unit and each Aerial Group Common Share is hereby attributed 1.1 Liquidation Units~~. The Liquidation Unit of each class or series of Common Stock shall be adjusted by the Board as appropriate to reflect equitably any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of such class of Common Stock or any dividend or other distribution of shares or similar transaction with respect to such class of Common Stock. Whenever a change in the Liquidation Units with respect to any class or series of Common Stock occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation and distribute a notice of such change to all holders of shares of such class or series of Common Stock, together with a notice of such stock split, reverse split, distribution or other transaction requiring such change.

          (b)   ~~Prior to the distribution of the remaining assets of the Corporation as set forth in paragraph 6(a) of this Section B, the Board may redeem all shares of Tracking Stock of all Tracking Groups in exchange for shares of a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities of the related Tracking Group pursuant to paragraph 13 of this Section B.~~ (~~c~~)A consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be considered a dissolution, liquidation, or winding up of the Corporation within the meaning of these provisions.

        6.    ~~7~~ Preemptive Rights.    No holder of shares of any class or series of the Corporation shall have any preemptive right pursuant to this Restated Certificate of Incorporation to subscribe for or acquire any unissued or treasury shares or other securities of the Corporation of the same or any other class or series, whether such shares or securities be hereby or hereafter authorized, except that holders of Series A Common Shares shall have a preemptive right to acquire unissued or treasury Series A Common Shares or securities convertible into or exchangeable for Series A Common Shares or carrying a right to subscribe to or acquire Series A Common Shares; provided, however, that no preemptive right shall exist to acquire any Series A Common Shares sold otherwise than for cash.

        7.    ~~8~~ Voting.

          (a)   With respect to the election of directors, the holders of (i) ~~Pre-81 Preferred Shares, (ii) Common Shares, (iii) Special Common Shares, (iv) shares of all classes or series of Tracking Stock and (v~~Common Shares, and (ii) any series of Undesignated Shares which, at the time such series of Undesignated Shares was originally established, provided that the holders of such series shall vote in the election of directors together with the holders of ~~Pre-81 Preferred Shares, Common Shares, Special Common Shares and shares of Tracking Stock~~Common Shares (for this purpose, the "Public Holders"), voting together as one group, shall be entitled to elect at each annual meeting that number of directors which (together with all directors whose terms do not expire at the time of such meeting and who were previously elected by such holders) constitutes 25% of the total number of directors of the Corporation (rounded up to the nearest whole number), plus one director, and for this purpose the total number of directors of the Corporation shall be determined without regard to any director(s) whom the holders of one or more classes or series of Undesignated Shares have elected or have the right to elect (without regard to this Section B.~~8~~7), and in such election each holder of Common Shares ~~and Special Common Shares~~ shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation~~, the holders of Tracking Stock shall have the votes set forth in paragraph 8(d) of this Section B, the holders of series of Pre-81 Preferred Shares shall have the voting rights set forth on Attachment I hereto~~ and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such series of Undesignated Shares was originally established.

          (b)   The holders of (i) ~~Post-81~~ Preferred Shares, (ii) Series A Common Shares and (iii) any class or series of Undesignated Shares which, at the time such class or series of Undesignated Shares was originally established, provided that the holders of such class or series shall vote in the election of directors together with the holders of ~~Post-81~~ Preferred Shares and Series A Common Shares (for this purpose, the "Series A Holders"), voting together as one group, shall be entitled to elect at each annual meeting that number of directors which (together with all directors whose terms do not expire at the time of such meeting and who were previously elected by such holders) are not elected by the Public Holders, as provided in paragraph ~~8~~7(a) of this Section B, subject to the rights, if any, of the holders of any class or series of Undesignated Shares to elect one or more directors (without regard to this Section B.~~8~~7), and in such election each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the Corporation, the holders of series of ~~Post-81~~ Preferred Shares shall have the voting rights set forth on Attachment I hereto and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established.

          (c)   With respect to all matters other than the election of directors, each holder of a series of ~~Pre-81~~ Preferred Shares ~~or Post-81 Preferred Shares~~ shall ~~have~~be entitled to the voting rights set forth on Attachment I hereto, each holder of Common Shares shall be entitled to ~~one vote~~the voting rights calculated in accordance with paragraph 9(b) of this Section B for each share of such stock standing in the name of the holder on the books of the Corporation, each holder of Series A Common Shares shall be entitled to ~~ten votes~~the voting rights calculated in accordance with paragraph 9(a) of this Section B for each share of such stock standing in the name of the holder on the books of the Corporation and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established. ~~Neither the holders of Special Common Shares nor the holders of shares of any class of Tracking Stock shall be entitled to vote with respect to any matter other than the election of directors as set forth in subparagraph (a) of this paragraph 8, unless such holders must vote as required by the DGCL or other applicable law or regulation.~~ (6)

        (6)   The references to "the voting rights calculated in accordance with paragraph 9(b) of this Section B" and "the voting rights calculated in accordance with paragraph 9(a) of this Section B" would be effected by the Vote Amendment.

          (d)   ~~Upon the first issuance of shares of any class or series of Tracking Stock, each of such shares shall be entitled to one vote per share in the election of directors elected by the Public Holders; provided, however, if shares of a class of Tracking Stock have been traded on a national securities exchange or the Nasdaq Stock Market, or traded in the over-the-counter market, for at least 25 Trading Days immediately prior to any Adjustment Date (as hereinafter defined), the votes per share which each share of a class of Tracking Stock shall have in the election of directors at each annual meeting of shareholders pursuant to paragraph 8(a) of this Section B shall be equal to the quotient (calculated to three decimal places) determined by dividing the Aggregate Votes (as hereinafter defined) of such class of Tracking Stock on the Adjustment Date for such annual meeting, by the average daily number of outstanding shares of such class of Tracking Stock during the Calculation Period (as hereinafter defined) for such Adjustment Date. The Aggregate Votes of a class of Tracking Stock on an Adjustment Date shall be equal to the product of the Market Capitalization Percentage (as hereinafter defined) of such class of Tracking Stock multiplied by the Aggregate Public Holder Votes (as hereinafter defined) on the Adjustment Date for such annual meeting. The Aggregate Public Holder Votes shall be equal to the quotient (calculated to the nearest whole number) determined by dividing the sum of the average daily number of outstanding Pre-81 Preferred Shares, Common Shares and Special Common Shares (the "One-Vote Shares") during the Calculation Period, by the Market Capitalization Percentage of the One-Vote Shares. The Market Capitalization Percentage of any class of Tracking Stock and of the One-Vote Shares shall be equal to the average daily ratio (represented as a percentage calculated to three decimal places) of the Market Capitalization of such class of Tracking Stock or the aggregate Market Capitalization of the One-Vote Shares, as the case may be, to the aggregate Market Capitalization of all shares held by the Public Holders, calculated for the twenty-Trading Day period (the "Calculation Period") ending ten Trading Days prior to the record date for each annual meeting of shareholders (the "Adjustment Date"). The number of votes per share to which shares of classes of Tracking Stock shall be entitled at any time in connection with the election or removal of directors by the Public Holders shall be such number of votes per share that were determined on the last preceding Adjustment Date relating to an annual meeting of shareholders of the Corporation, and such number of votes per share to which shares of Tracking Stock shall be entitled shall not be changed until the next succeeding Adjustment Date for the next succeeding annual meeting of shareholders of the Corporation.~~ (~~e~~) In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, then with respect to the election of directors at the next annual meeting and at each annual meeting thereafter, the holders of all outstanding Preferred Shares, Common Shares, Series A Common Shares~~, Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares,~~ and any class or series of Undesignated Shares which, at the time such class or series of Undesignated Shares was originally established, provided that the holders of such class or series shall vote in the election of directors with the Public Holders or the Series A Holders, shall be entitled to elect all of the directors of the Corporation standing for election at any meeting of shareholders, subject to the rights, if any, of the holders of one or more classes or series of Undesignated Shares to elect one or more directors (without regard to this Section B.~~8~~7), and in each such election of directors each holder of ~~Pre-81 Preferred Shares or Post-81~~ Preferred Shares shall have the voting rights set forth on Attachment I hereto, each holder of Common Shares ~~and each holder of Special Common Shares~~ shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation, each holder of Series A Common Shares shall be entitled to ten votes for each share of such stock standing in the name of the holder on the books of the Corporation, ~~the holders of Tracking Stock shall have the votes set forth in paragraph 8(f) of this Section B~~ and the holders of any class or series of Undesignated Shares shall have the voting rights fixed and determined by the Board at the time such class or series of Undesignated Shares was originally established.

          (e)   ~~(f~~) ~~In the event the number of issued and outstanding Series A Common Shares at any time falls below 500,000, the votes per share which each share of a class of Tracking Stock shall have in the election of directors at each annual meeting of shareholders shall be equal to the quotient (calculated to three decimal places) determined by dividing the Adjusted Aggregate Votes (as hereinafter defined) of such class of Tracking Stock on the Adjustment Date for such annual meeting~~

  ~~by the average daily number of outstanding shares of such class of Tracking Stock during the Calculation Period for such Adjustment Date. The Adjusted Aggregate Votes of a class of Tracking Stock on an Adjustment Date shall be equal to the product of the Adjusted Market Capitalization Percentage (as hereinafter defined) of such class of Tracking Stock multiplied by the Aggregate Director Votes (as hereinafter defined) on the Adjustment Date for such annual meeting. The Aggregate Director Votes shall be equal to the quotient (calculated to the nearest whole number) determined by dividing (i) the sum of (A) the average daily number of One-Vote Shares and Post-81 Preferred Shares and (B) the product of 10 and the average daily number of Series A Common Shares, in each case during the Calculation Period, by (ii) the Aggregate Market Capitalization Percentage of the One-Vote Shares, Post-81 Preferred Shares and the Series A Common Shares. The Aggregate Market Capitalization Percentage of the One-Vote Shares, Post-81 Preferred Shares and the Series A Common Shares shall be equal to the average daily ratio (expressed as a percentage calculated to three decimal places) of the aggregate Market Capitalization of the One-Vote Shares, the Post-81 Preferred Shares and the Series A Common Shares to the aggregate Market Capitalization of all shares of capital stock which are entitled to vote in the election of directors pursuant to paragraph 8(e) of this Section B, calculated during the Calculation Period ending on the Adjustment Date for an annual meeting. The Adjusted Market Capitalization Percentage of any class of Tracking Stock shall be equal to the average daily ratio (expressed as a percentage calculated to three decimal places) of the Market Capitalization of such class of Tracking Stock to the aggregate Market Capitalization of all shares of capital stock which are entitled to vote in the election of directors pursuant to paragraph 8(e) of this Section B, calculated during the Calculation Period ending on the Adjustment Date for an annual meeting. The number of votes per share to which shares of classes of Tracking Stock shall be entitled at any time in connection with the election or removal of directors shall be such number of votes per share that were determined on the last preceding Adjustment Date relating to an annual meeting of shareholders of the Corporation, and such number of votes per share to which shares of Tracking Stock shall be entitled shall not be changed until the next succeeding Adjustment Date for the next succeeding annual meeting of shareholders of the Corporation.~~ (~~g~~ )The Corporation shall not merge with or consolidate with any other corporation or other entity in a transaction which requires a vote of the ~~stockholders~~shareholders of the Corporation under the DGCL unless, in addition to the vote required by the DGCL, such merger or consolidation is also approved by holders of a majority of the Common Shares and the Series A Common Shares, each voting separately as a class.

        8.    ~~9~~ Conversion at the Option of the Holder.    Each outstanding Series A Common Share shall be convertible into one ~~Common Share or one Special~~ Common Share at any time at the holder's choice. Any such conversion shall be effected by the presentation and surrender of the certificates representing the Series A Common Shares to be converted at the office of the Corporation or at such other place as may from time to time be designated by the Corporation, in such form and accompanied by all transfer taxes (or proof of payment thereof), if any, as shall be required for such transfer, and upon such surrender, the holder of such stock shall be entitled to receive in exchange therefor certificates for fully paid and non-assessable Common Shares ~~or Special Common Shares, as the case may be,~~ of the Corporation at the rate aforesaid, and such holder shall be registered as the holder of such Common Shares ~~or Special Common Shares, as the case may be~~.

        ~~10.    Disposition of Assets of a Tracking Group.~~

          ~~(a)   If the Corporation disposes of all or substantially all of the properties and assets of a Tracking Group (defined as 80% or more of the then current market-value (as determined by the Board) of the properties and assets of such Tracking Group as of such date), whether by sale, transfer, assignment, merger, consolidation, contribution of assets or stock or otherwise (a "Disposition"), in one transaction or a series of related transactions with any one or more persons, entities or groups, other than in a transaction referred to in the following sentence, the Corporation shall take one of the actions listed in paragraph 10(b) of this Section B on or prior to the 90th Trading Day following the consummation of a Disposition. This requirement shall not apply to a~~

  ~~Disposition (i) in connection with the disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions or in connection with the liquidation, dissolution or winding up of the Corporation, (ii) by dividend, other distribution or redemption in accordance with any provision described under paragraphs 2, 3, 4, 5, 6 or 13 of this Section B, (iii) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls (as determined by the Board) or (iv) in connection with a Related Business Transaction. For purposes of this paragraph 10, the Tracking Group affected by the Disposition of its assets is referred to as the "Affected Tracking Group" and the Tracking Stock of such Affected Tracking Group is referred to as the "Affected Tracking Stock."~~

          ~~(b)   Other than as described in paragraph (a), the Corporation shall take one of the following actions in the event of a Disposition:~~

              ~~(i)  subject to paragraph 2(b) of this Section B, declare and distribute a special dividend in cash, securities or other property (other than a dividend or distribution of Common Stock of the Corporation) or any combination thereof to the holders of the outstanding shares of the Affected Tracking Stock, in an aggregate amount equal to the product of the Outstanding Interest Fraction of the Affected Tracking Group as of the record date for determining the holders entitled to receive such dividend and the Fair Value of the Net Proceeds of such Disposition, such dividend to be distributed equally on a share-for-share basis to all outstanding shares of the Affected Tracking Stock, except as provided in paragraph 2(d) of this Section B;~~

              ~~(ii)  provided that there are assets of the Corporation legally available therefor and the Available Dividend Amount for the Affected Tracking Stock would have been sufficient to pay a dividend in lieu thereof as described in subparagraph (i) of this paragraph, then:~~

              ~~(A)   if such Disposition involves all (not merely substantially all) of the properties and assets of the Affected Tracking Group, redeem all outstanding shares of the Affected Tracking Stock in exchange for cash, securities or other property (other than Common Stock of the Corporation) or any combination thereof on a pro rata basis in an aggregate amount equal to the product of the Adjusted Outstanding Interest Fraction for the Affected Tracking Group as of the date of such complete redemption and the Fair Value of the Net Proceeds of such Disposition, such aggregate amount to be allocated on a pro rata basis to all outstanding shares of the Affected Tracking Stock, except as provided in paragraph 2(d) of this Section B; or~~

              ~~(B)   if such Disposition involves substantially all (but not all) of the properties and assets of the Affected Tracking Group, apply an aggregate amount of cash, securities or other property (other than Common Stock of the Corporation) or any combination thereof equal to the product of the Affected Tracking Group's Outstanding Interest Fraction as of the date shares are selected for redemption and the Fair Value of the Net Proceeds of such Disposition to the redemption of outstanding shares of the Affected Tracking Stock, such aggregate amount to be allocated on a pro rata basis or by lot (except as provided in paragraph 2(d) of this Section B) to the shares of the Affected Tracking Stock to be redeemed in a manner such that there shall be redeemed the number of whole shares of Affected Tracking Stock which have in the aggregate an average Market Value during the forty-Trading Day period beginning on the 11th Trading Day following the consummation of the Disposition closest to the product of the Outstanding Interest Fraction as of the date such shares are selected for redemption multiplied by the Fair Value of the Net Proceeds of such Disposition (but in no event more than all of the shares of Affected Tracking Stock then outstanding); or~~

             ~~(iii)  convert each outstanding share of the Affected Tracking Stock of the Affected Tracking Group into a number (or fraction) of fully paid and non-assessable Special Common Shares or shares of any other class or classes of Tracking Stock (or any combination thereof on a pro rata basis) equal to 110% (the "Disposition Conversion Percentage") of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of (y) one share of Affected Tracking Stock to (z) the Market Value of one Special Common Share or share of such other~~

    ~~class or classes of Tracking Stock (or any combination thereof on a pro rata basis) during a forty-Trading Day period beginning on the 11th Trading Day after consummation of the Disposition.~~

            ~~In the event of the conversion of the Affected Tracking Stock into Special Common Shares or shares of another class or classes of Tracking Stock, the Fair Value of the Net Proceeds of such Disposition shall be attributed to the Group related to the shares which are issued upon such conversion (on a pro rata basis if a combination of such shares are issued).~~

          ~~(c)   The Corporation may elect to pay the dividend or redemption price referred to in subparagraph (i) or (ii) of paragraph 10(b) of this Section B either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or property (other than Common Stock of the Corporation) that the Board determines will have an aggregate market value on a fully distributed basis of not less than the amount equal to:~~

              ~~(i)  in the case of subparagraph (i) or clause (B) of subparagraph (ii) of this paragraph 10(b), the product of the applicable Outstanding Interest Fraction and the Fair Value of the Net Proceeds of such Disposition; or~~

              ~~(ii)  in the case of clause (A) of subparagraph (ii) of this paragraph 10(b), the product of the applicable Adjusted Outstanding Interest Fraction and the Fair Value of the Net Proceeds of such Disposition.~~

          ~~(d)   If the dividend or redemption referred to in paragraph 10(b) of Section B is paid in securities of an issuer other than the Corporation (the "Successor"), and if there is a Retained Interest in the Affected Tracking Group at such time, the Board shall, to the extent practicable, distribute Successor shares corresponding to Special Common Shares to the holders of shares of the Affected Tracking Stock. In the event of a Disposition, the Corporation shall not be required to make any payment or other distributions to the holders of TDS Group Shares or shares of any class of Tracking Stock other than the Affected Tracking Stock. The Successor shares relating to any Retained Interest or Inter-Group Interest at the time of the Disposition may be retained by the Corporation and attributed to the TDS Group or the other Tracking Group, respectively, or some or all of such shares may be distributed pro rata to the holders of the TDS Group Shares or the applicable Tracking Stock, respectively, in the sole discretion of the Board. If the Board determines to distribute Successor shares with respect to such a Retained Interest or Inter-Group Interest, it shall, to the extent practicable, distribute Successor shares corresponding to Special Common Shares to the holders of Tracking Stock of another Tracking Group with respect to any such Inter-Group Interest, and distribute Successor shares corresponding to Series A Common Shares to the holders of Series A Common Shares, Successor shares corresponding to Common Shares to the holders of Common Shares, and Successor shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group; provided that the same number of shares of Successor common stock on a combined basis must be distributed for each Series A Common Share, Common Share and any issued Special Common Share. If practicable, the Board shall cause such Successor to be recapitalized through an amendment to its charter or otherwise, such that the shares of capital stock of such Successor and the relative rights, limitations and preferences thereof substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner.~~

          ~~(e)   Subject to the terms of paragraph 10(b) of this Section B, the Board shall have complete discretion as to which option in paragraph 10(b) to select; provided, however, that once the disposition option selected by the Board is publicly announced pursuant to paragraph 11 of this Section B, the selection shall be irrevocable. The Board shall not be required to select the option which results in the distribution with the highest value to the holders of the shares of the Affected Tracking Stock or with the smallest effect on the remaining classes and series of the Corporation's Common Stock. In the event of a Disposition, the Corporation shall not be required to make any~~

  ~~payment or other distributions to the holders of Common Shares, Series A Common Shares, Special Common Shares or shares of any class of Tracking Stock other than the Affected Tracking Stock; provided, however, the Corporation may, in the sole discretion of the Board, make a distribution to such other shareholders in respect of any Retained Interest or any Inter-Group Interest in the Affected Tracking Group existing at the time of a Disposition; provided further, that if the dividend or redemption referred to in paragraph 10(b) of this Section B is paid in securities of a Successor, and if there is a Retained Interest in the Affected Tracking Group at such time, the Board shall make any such distribution in the manner provided pursuant to paragraph 10(d) of this Section B.~~

          ~~(f)    The Corporation may, in the sole discretion of the Board, at any time prior to the first anniversary of a dividend on, or partial redemption of, shares of Affected Tracking Stock following a Disposition, convert each remaining outstanding share of Affected Tracking Stock into a number (or fraction) of Special Common Shares or shares of any other class or classes of Tracking Stock (or combination thereof on a pro rata basis) equal to the product of the Disposition Conversion Percentage and the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one Special Common Share or share of such other class or classes of Tracking Stock (or any combination thereof on a pro rata basis) during a twenty-Trading Day period ending on the fifth Trading Day prior to the date of notice of such conversion.~~

          ~~(g)   To the extent that any Shares Issuable to Third Parties are included in the determination of the Adjusted Outstanding Interest Fraction, the Corporation's obligations in respect of such securities shall not be a reduction in the calculation of the Fair Value of the Net Proceeds. In the event any redemption of Tracking Stock is made in circumstances in which cash, securities or property are allocated to the TDS Group in respect of Shares Issuable to Third Parties (such cash, securities or other property being referred to herein as the "Reserved Property"), the Corporation shall be permitted to segregate and hold such property separate (in the case of any Reserved Property other than Special Common Shares or shares of another class of Tracking Stock). In the event the Reserved Property is, for any reason, not delivered with respect to the obligations relating to such Shares Issuable to Third Parties, such Reserved Property shall revert to the TDS Group, subject to escheat laws, and the former holders of the Affected Tracking Stock shall have no interest in such Reserved Property. In the event of any conversion of Tracking Stock into Special Common Shares or shares of any other class or classes of Tracking Stock, the Corporation shall duly reserve Special Common Shares or shares of such other class or classes of Tracking Stock or combination thereof issuable with respect to Shares Issuable to Third Parties of the Affected Tracking Stock.~~

          ~~(h)   At the time of any dividend made as a result of a Disposition, the TDS Group shall be credited, and the Affected Tracking Group shall be charged (in addition to the charge for the dividend paid in respect of outstanding shares of Affected Tracking Stock), with an amount equal to the product of (i) the aggregate amount paid in respect of such dividend times (ii) a fraction the numerator of which is the Retained Interest Fraction and the denominator of which is the Outstanding Interest Fraction of such Tracking Group.~~

          ~~(i)    If any Inter-Group Interests in a Tracking Group exists at the time of any dividend made as a result of a Disposition, each Tracking Group holding such an Inter-Group Interest in the Affected Tracking Group shall be credited, and the Affected Tracking Group shall be charged (in addition to the charge for the dividend paid in respect of outstanding shares of Affected Tracking Stock) with an amount equal to the product of (i) the aggregate amount paid in respect of such dividend times (ii) a fraction the numerator of which is the Inter-Group Interest Fraction and the denominator of which is the Outstanding Interest Fraction of the Affected Tracking Group.~~

          ~~(j)    In the case of a Disposition in a series of related transactions, the Disposition shall be deemed to have been consummated upon the consummation of the last of the series of related transactions.~~

          ~~(k)   The Board shall determine the redemption date or conversion date pursuant to Section B.11 hereof.~~

        ~~11.    Procedures Relating to Disposition Rights.~~

          ~~(a)   Not later than the fifth Trading Day following the consummation of a Disposition referred to above, the Corporation shall announce publicly by press release (i) the Fair Value of the Net Proceeds of such Disposition, (ii) the number of outstanding shares of Affected Tracking Stock, (iii) information describing and indicating the number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of such shares into or for which Convertible Securities are then convertible, exercisable or exchangeable, and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iv) the Disposition Conversion Percentage, (v) the Outstanding Interest Fraction for the Affected Tracking Stock as of a recent date preceding the date of such notice and (vi) the Adjusted Outstanding Interest Fraction for the Affected Tracking Stock as of a recent date preceding the date of such notice. Not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the redemption options thereof described in paragraph 10(b) of this Section B it has irrevocably determined to take and the kind of capital stock or cash, securities or other property or combination thereof to be delivered pursuant to the option selected.~~

          ~~(b)   If the Corporation determines to pay a dividend of cash, securities or other property or combination thereof following a Disposition, as described in subparagraph (i) of paragraph 10(b) of Section B, the Corporation shall, not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such Disposition, cause to be sent to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth (i) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition, (ii) the anticipated payment date of such dividend (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the kind and amount of cash, other securities or property or combination thereof to be distributed in respect of each share of the Affected Tracking Stock, (iv) the amount of the Fair Value of the Net Proceeds of such Disposition, (v) the Outstanding Interest Fraction as of a recent date preceding the date of such notice, and (vi) the number of outstanding shares of the Affected Tracking Stock subject to the Disposition and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre-Distribution Convertible Securities).~~

          ~~(c)   If the Corporation determines to undertake a redemption of a class of Tracking Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Affected Tracking Group with respect to the Fair Value of the Net Proceeds, as described in clause (A) of subparagraph (ii) of paragraph 10(b) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of Tracking Stock of the Affected Tracking Group a notice setting forth (i) a statement that all of the shares of the Affected Tracking Stock outstanding on the redemption date shall be redeemed, (ii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the kind and amount of cash, securities or property or combination thereof to be paid as a redemption price in respect of shares of the Affected Tracking Stock outstanding on the redemption date, (iv) the amount of the Fair Value of the Net Proceeds of such Disposition, (v) the Adjusted Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vi) the place or places where certificates for shares of Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of cash, securities or property, and (vii) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible,~~

  ~~exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 51 Trading Days nor more than 55 Trading Days following the consummation of such Disposition and not less than 25 Trading Days prior to the redemption date.~~

          ~~(d)   If the Corporation determines to undertake a partial redemption of Tracking Stock following a Disposition of substantially all (but not all) of the properties and assets of the Affected Tracking Group as described in clause (B) of subparagraph (ii) of paragraph 10(b) of this Section B, such partial redemption shall be done on a pro rata basis or by lot. The Corporation shall, not earlier than the 51st Trading Day and not later than the 55th Trading Day following the consummation of such a Disposition, cause to be given to each holder of record of outstanding shares of the Affected Tracking Stock a notice setting forth (i) a statement that some of the shares of the Affected Tracking Stock outstanding on the redemption date shall be redeemed, specifying the number of such shares or how such number shall be determined, (ii) a date not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Affected Tracking Stock then outstanding shall be selected for redemption, (iii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iv) the kind and amount of cash, securities or property or combination thereof to be paid as a redemption price in respect of the shares of the Affected Tracking Stock, (v) the amount of the Fair Value of the Net Proceeds of such Disposition, (vi) the Outstanding Interest Fraction as of a recent date preceding the date of such notice, (vii) the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), and (viii) a statement that the Corporation shall not be required to register a transfer of any shares of the Affected Tracking Stock for a period of up to 15 Trading Days next preceding the date referred to in clause (ii) of this sentence. Promptly following the date referred to in clause (ii) of the preceding sentence, but not earlier than the 61st Trading Day and not later than the 65th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of the Affected Tracking Stock, a notice setting forth (i) the number of shares of Affected Tracking Stock held by such holder to be redeemed, (ii) a statement that such shares of Affected Tracking Stock shall be redeemed, (iii) the anticipated redemption date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iv) the kind and amount of cash, other securities or property to be received by such holder with respect to each share of Affected Tracking Stock to be redeemed, including details as to the calculation thereof, and (v) the place or places where certificates for such shares of Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of such cash, other securities or property or combination thereof.~~

          ~~(e)   In the event of any conversion following a Disposition, as described in subparagraph (iii) of paragraph 10(b) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth (i) a statement that all of the outstanding shares of the Affected Tracking Stock shall be converted into a number or fraction of Special Common Shares or shares of any other class of Tracking Stock or combination thereof on a pro rata basis, and the calculation pursuant to which such number or fraction was determined or will be determined, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the consummation of such Disposition), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of Affected Tracking Stock, specifying such number or fraction of shares or combination thereof, the Disposition Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of the Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered, and (v) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock,~~

  ~~including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 51 Trading Days nor more than 55 Trading Days following the consummation of the Disposition and not less than 25 days prior to the conversion date.~~

          ~~(f)    Upon the Corporation's decision to convert all of the remaining outstanding shares of the Affected Tracking Stock as described in paragraph 10(f), the Corporation shall announce publicly by press release (i) the number of outstanding shares of Affected Tracking Stock to be converted, (ii) the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iii) the Disposition Conversion Percentage and (iv) the Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice. The Corporation shall subsequently announce publicly by press release whether the shares of such Tracking Stock are being converted in exchange for Special Common Shares, shares of another Tracking Stock or a combination thereof on a pro rata basis.~~

          ~~(g)   In the event of any conversion as described paragraph 10(f) of this Section B, the Corporation shall cause to be given to each holder of outstanding shares of the Affected Tracking Stock a notice setting forth (i) a statement that all of the outstanding shares of the Affected Tracking Stock shall be converted into a number or fraction of Special Common Shares or shares of any other class of Tracking Stock or combination thereof on a pro rata basis, specifying the shares or combination thereof, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the press release that publicly announces such conversion), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of Affected Tracking Stock, specifying such number or fraction of shares or combination thereof, the Disposition Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of the Affected Tracking Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered, and (v) the number of outstanding shares of the Affected Tracking Stock and the Number of Shares Issuable to Third Parties of the Affected Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of the Affected Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the conversion date.~~

        ~~12.    Conversion at Option of the Corporation.    The Corporation may, in the sole discretion of the Board, at any time convert each outstanding share of any class of Tracking Stock (the "Converted Tracking Stock") of any Tracking Group (the "Converted Tracking Group") into a number (or fraction) of fully paid and non-assessable Special Common Shares or shares of another class or classes of Tracking Stock or any combination thereof on a pro rata basis, equal to the product of the applicable percentage set forth below (the "Optional Conversion Percentage") on a conversion date selected by the Board pursuant to Section B.14 hereof, and the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Converted Tracking Stock to the Market Value of one Special Common Share or share of such other class of Tracking Stock or any combination thereof on a pro rata~~

~~basis, during a twenty-Trading Day period ending on the fifth Trading Day prior to the date of notice of such conversion, on a pro rata basis:~~

~~12-Month Period Prior to Anniversary of Initial Issuance Date~~	~~Optional Conversion Percentage~~
~~First through Fifth~~	~~115%~~
~~Sixth~~	~~114%~~
~~Seventh~~	~~113%~~
~~Eighth~~	~~112%~~
~~Ninth~~	~~111%~~
~~Thereafter~~	~~110%~~

        ~~In the event of the conversion of any class of Tracking Stock into Special Common Shares or shares of another class or classes of Tracking Stock, the assets and liabilities of the Converted Tracking Group shall be attributed to the Group related to the shares which are issued upon such conversion (on a pro rata basis if a combination of such shares are issued).~~

        ~~13.    Redemption in Exchange for Stock of Subsidiary.~~

          ~~(a)   Subject to paragraph 2(b) of this Section B, the Corporation, in the sole discretion of the Board, may at any time redeem (at no premium) all of the outstanding shares of any class of Tracking Stock (the "Redeemed Tracking Stock") of a Tracking Group (the "Redeemed Tracking Group"), for a number of outstanding shares of common stock of a Qualifying Subsidiary or Qualifying Subsidiaries holding all of the assets and liabilities attributed to the Redeemed Tracking Group equal to the product of the Adjusted Outstanding Interest Fraction of the Redeemed Tracking Group multiplied by the number of all of the outstanding shares of the Qualifying Subsidiaries owned directly or indirectly by the Corporation, on a pro rata basis. The Corporation shall retain the balance of the outstanding shares of the common stock of the Qualifying Subsidiaries as (i) Reserved Property with respect to the obligations related to the Number of Shares Issuable to Third Parties used in calculating such Adjusted Outstanding Interest Fraction, or (ii) in respect of the Retained Interest and any Inter-Group Interest in the Converted Tracking Group; provided, however, in the sole discretion of the Board, shares of common stock of the Qualifying Subsidiaries retained in respect of the Retained Interest and any Inter-Group Interest in such Tracking Group may be distributed as provided in paragraph 13(b) of this Section B.~~

          ~~(b)   In the event the Board determines to redeem the shares of any class of Tracking Stock for shares of a Qualifying Subsidiary, and if there is a Retained Interest in such Tracking Group, the Board shall, to the extent practicable, distribute Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Tracking Stock of such Tracking Group with respect to the Adjusted Outstanding Interest Fraction in such Tracking Group and, if the Board determines to distribute shares of such Qualifying Subsidiary to other shareholders with respect to any Retained Interest or Inter-Group Interest shall, to the extent practicable, distribute Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of any other Tracking Stock with respect to any such Inter-Group Interest in such Tracking Group, and distribute Qualifying Subsidiary shares corresponding to Series A Common Shares to the holders of Series A Common Shares, Qualifying Subsidiary shares corresponding to Common Shares to the holders of Common Shares, and Qualifying Subsidiary shares corresponding to Special Common Shares to the holders of Special Common Shares with respect to any Retained Interest in such Tracking Group, provided that the same number of shares of Qualifying Subsidiary common stock on a combined basis shall be distributed for each Series A Common Share, Common Share and any issued Special Common Share. If practicable, the Board shall recapitalize such Qualifying Subsidiary or Qualifying Subsidiaries through an amendment to its charter or otherwise, such that the shares of capital stock of such subsidiary and the relative rights, limitations and preferences thereof substantially correspond to the Series A Common Shares, Common Shares and Special Common Shares of the Corporation and their relative rights, limitations and preferences, as may be determined to be necessary or appropriate in the sole discretion of the Board, in order to permit the distribution to be effected in the foregoing manner; provided that, if the Qualifying Subsidiary has or will have shares~~

  ~~corresponding to Series A Common Shares and Common Shares but does not and will not have shares corresponding to Special Common Shares and it is impracticable to recapitalize the subsidiary as provided in this sentence to create shares corresponding to Special Common Shares, the Board shall distribute Qualifying Subsidiary shares corresponding to Common Shares to the holders of Tracking Stock which would otherwise be entitled to receive Qualifying Subsidiary shares corresponding to Special Common Shares, and shall distribute Qualifying Subsidiary shares corresponding to Common Shares to the holders of Special Common Shares in respect of the Retained Interest.~~

        ~~14.    Procedures Relating to Conversion or Redemption of Tracking Stock.~~

          ~~(a)   Upon the Corporation's decision to convert or redeem all of the outstanding shares of any class of Tracking Stock as described in paragraphs 12 or 13 of this Section B, the Corporation shall announce publicly by press release (i) the number of outstanding shares of the class of Tracking Stock which will be converted or redeemed, (ii) the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities), (iii) the Optional Conversion Percentage and other details as to the calculation thereof, and (iv) the Outstanding Interest Fraction and the Adjusted Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice. The Corporation shall subsequently announce publicly by press release whether the shares of such Tracking Stock are being converted in exchange for Special Common Shares, shares of another Tracking Stock or a combination thereof on a pro rata basis, or are being redeemed for shares of a Qualifying Subsidiary. A notice by the Corporation that the Corporation is considering a conversion or redemption or is seeking a ruling from the Internal Revenue Service relating to a possible conversion or redemption shall not constitute an announcement of a decision with respect to a redemption or conversion pursuant to this paragraph 14.~~

          ~~(b)   The Corporation's decision to convert or redeem all of the outstanding shares of Tracking Stock as described in paragraphs 12 or 13 of this Section B shall be revocable, and the determination of the Board with respect to which securities the Corporation shall use to convert or redeem such Tracking Stock shall be revocable, and any such conversion or redemption may be abandoned or modified by the Corporation, in the sole discretion of the Board, at any time prior to the Corporation's delivery of the replacement securities in exchange for the converted or redeemed shares of Tracking Stock.~~

          ~~(c)   If the Corporation determines to convert the shares of any class of Tracking Stock into Special Common Shares or shares of any other class or classes of Tracking Stock or any combination thereof, as described in paragraph 12 of this Section B, the Corporation shall promptly cause to be given to each holder of shares of Tracking Stock to be converted a notice setting forth (i) a statement that all outstanding shares of such class of Tracking Stock shall be converted in exchange for Special Common Shares or shares of any other class of Tracking Stock or any combination thereof on a pro rata basis, specifying the shares or combination thereof, (ii) the anticipated conversion date (which shall not be more than 90 Trading Days following the press release that publicly announces such a conversion), (iii) the per share number (or fraction) of Special Common Shares or shares of another class of Tracking Stock or combination thereof, as applicable, to be received with respect to each share of the Converted Tracking Stock, specifying such number or fraction of shares or combination thereof, the Optional Conversion Percentage and other details as to the calculation thereof, (iv) the place or places where certificates for shares of such Tracking Stock to be redeemed, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for Special Common Shares, shares of another class of Tracking Stock or both, and (v) the number of outstanding shares of such Tracking Stock to be redeemed and the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of such Tracking Stock into or for which~~

  ~~outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the conversion date.~~

          ~~(d)   If the Corporation determines to redeem the shares of any class of Tracking Stock Shares into shares of a Qualifying Subsidiary as described in paragraph 13 of this Section B, the Corporation shall promptly cause to be given to each holder of shares of Tracking Stock to be redeemed a notice setting forth (i) a statement that all outstanding shares of such class of Tracking Stock shall be redeemed in exchange for shares of a Qualifying Subsidiary, (ii) the anticipated redemption date (which shall not be more than 90 Trading Days following the press release that publicly announces such a redemption), (iii) the Adjusted Outstanding Interest Fraction for such Tracking Stock as of a recent date preceding the date of such notice, (iv) the place or places where certificates for shares of such Tracking Stock are to be redeemed, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Qualifying Subsidiary, and (v) the number of outstanding shares of such Tracking Stock and the Number of Shares Issuable to Third Parties of such Tracking Stock, including the number of such shares which are issuable as Committed Acquisition Shares and the number of shares of such Tracking Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities are Pre-Distribution Convertible Securities). Such notice shall be sent not less than 25 Trading Days nor more than 35 Trading Days prior to the redemption date.~~

        ~~15.    General Provisions Relating to Conversions and Redemptions.~~

          ~~(a)   In each case in which a notice is required to be given to holders of outstanding shares of any class of Tracking Stock in accordance with paragraphs 11 or 14 (other than a notice to holders of shares selected for a partial redemption), notice shall also be given, within the required time period, to each holder of Convertible Securities that are convertible into or exercisable or exchangeable for shares of such Tracking Stock (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), which notice shall include, in addition to all of the information set forth in the corresponding notice to holders of shares of such Tracking Stock, a statement to the effect that the holders of such Convertible Securities shall be entitled to receive the dividend, participate in the redemption of shares following a Disposition with respect to such Tracking Stock or in the selection of shares for conversion or redemption, participate in the conversion of shares or participate in the redemption of shares in exchange for stock of the Qualifying Subsidiaries only if such holder appropriately converts, exercises or exchanges such Convertible Securities on or prior to the record date for the dividend, redemption date, date fixed for selection of shares to be redeemed or conversion date, as applicable, set forth in such notice. In the case of a conversion or redemption of shares of any class of Tracking Stock, the notice to holders of Convertible Securities shall also state what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following the conversion date or redemption date, as applicable.~~

          ~~(b)   All notices required to be given in accordance with this paragraph 15 or paragraphs 11 or 14 shall be sent to a holder by first class mail, postage prepaid, at the holder's address as the same appears on the transfer books of the Corporation. Neither the failure to mail any notice to any particular holder of shares of Tracking Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Tracking Stock or of Convertible Securities, or the validity of any conversion or redemption.~~

          ~~(c)   The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of shares of Tracking Stock upon any conversion or redemption, dividend or other distribution described in paragraphs 10, 12 or 13 of this Section B. In connection with the determination of the number of shares of any class of capital stock that is issuable or the amount of securities that is deliverable to any holder of record upon any~~

  ~~conversion or redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Tracking Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of shares of Tracking Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (i) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (ii) in the case of any other fractional security, such value as is determined by the Board.~~

          ~~(d)   No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Tracking Stock; provided, however, that if the conversion or redemption date with respect to a class of Tracking Stock is subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of such class of Tracking Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding a conversion or redemption by the Corporation of such shares or the Corporation's default in payment of the dividend or distribution due on such date.~~

          ~~(e)   Before any holder of shares of any class of Tracking Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash, securities or other property or combination thereof to be received by such holder with respect to any conversion or redemption of such Tracking Stock, such holder shall be required to surrender at such place as the Corporation shall specify certificates for such shares, properly endorsed or assigned for transfer (unless the Corporation waives such requirement). The Corporation shall as soon as practicable after surrender of certificates representing shares of such Tracking Stock deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash, securities or other property or combination thereof to which such person is entitled, together with any payment for fractional securities referred to above. The Corporation shall not be required to register (i) a transfer of any shares of Tracking Stock for a period of up to 15 Trading Days preceding the conversion date or redemption date or (ii) any shares of Tracking Stock selected for redemption.~~

          ~~(f)    From and after any applicable conversion or redemption date, all rights of a holder of shares of any class of Tracking Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing such Tracking Stock, to receive certificates representing shares of the kind and amount of capital stock or cash, securities or other property or combination thereof for which such shares of Tracking Stock were converted or redeemed, together with any payment for fractional securities, and such holder shall have no other or further rights in respect of the Tracking Stock so converted or redeemed, including, but not limited to, any rights with respect to any shares of capital stock or cash, securities or other property or combination thereof which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any shares of capital stock, cash, securities or other property or combination thereof upon the conversion, exercise or exchange of any outstanding Convertible Securities or with respect to any other Shares Issuable to Third Parties related to the conversion or redemption of such Tracking Stock as of the date of such conversion or redemption. No holder of a certificate that, immediately prior to the applicable conversion or redemption date for any class of Tracking Stock, represented shares of Tracking Stock which were converted or redeemed shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock or other securities into or in exchange for which the shares of such Tracking Stock were converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock or other securities. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the~~

  ~~conversion date or redemption date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock or other securities represented by the certificate or certificates issued upon such surrender.~~

          ~~(g)   The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock or other securities on the conversion or redemption of any class of Tracking Stock. The Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock or other securities in a name other than that in which the shares of Tracking Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.~~

        ~~16.    Effects on Convertible Securities.~~

          ~~(a)   The following provisions with respect to Convertible Securities shall apply only to the extent that the terms of such Convertible Securities do not provide for adjustments in the event of a conversion or redemption described in paragraphs 10, 12 or 13 of this Section B.~~

          ~~(b)   After any conversion date or redemption date on which all outstanding shares of any class of Tracking Stock were converted or redeemed, any share of such class of Tracking Stock that is to be issued on conversion, exchange or exercise of any Convertible Security shall, immediately upon such conversion, exchange or exercise and without any notice or any other action on the part of, the Corporation or its Board or the holder of such Convertible Security:~~

              ~~(i)  in the event the shares of such class of Tracking Stock outstanding on such conversion date were converted into Special Common Shares or shares of another class or classes of Tracking Stock or combination thereof pursuant to the provisions described in subparagraph (iii) of paragraph 10(b), paragraph 10(f) or paragraph 12 of this Section B, be converted into the number of Special Common Shares or shares of another class or classes of Tracking Stock or combination thereof that the number of shares of such class of Tracking Stock, that were to be issued upon such conversion, exchange or exercise, would have received had such shares been outstanding on such conversion date; or~~

              ~~(ii)  in the event the shares of such class of Tracking Stock outstanding on such redemption date were redeemed pursuant to the provisions described in subparagraph (ii)(A) of paragraph 10(b) of this Section B or redeemed for shares of capital stock of a Qualifying Subsidiary or Qualifying Subsidiaries pursuant to paragraph 13 of this Section B, be redeemed, to the extent of funds of the Corporation legally available therefor, for the kind and amount of cash, securities or property or any combination thereof, or shares of capital stock of a Qualifying Subsidiary or Qualifying Subsidiaries, that the number of shares of such class of Tracking Stock, that were to be issued upon such conversion, exchange or exercise, would have received had such shares been outstanding on such redemption date.~~

          ~~(c)   If determined to be appropriate in the sole discretion of the Board, any such capital stock or cash, securities or property or any combination thereof to be delivered upon such conversion or redemption may be irrevocably transferred in trust for the benefit of holders of such Convertible Securities.~~

        9.    Calculation of Voting Power of Common Shares and Series A Common Shares in Matters other than the Election of Directors. (7)

(7)
The insertion of the new Section 9 above would be effected by the Vote Amendment.

          (a)   On all matters other than director elections that are either presented for shareholder action at a shareholder meeting or taken by written consent in lieu of a shareholder meeting, each Series A Common Share shall entitle the holder thereof to ten votes per share.

          (b)   On all matters other than director elections that are either presented for shareholder action at a shareholder meeting or taken by written consent in lieu of a shareholder meeting, each Common Share shall entitle the holder thereof to cast a number of votes and fractional votes determined by dividing the Aggregate Common Share Voting Power (as defined below) by the number of Common Shares outstanding on the record date fixed for determining the shareholders entitled to vote at such meeting or to act by such written consent. The quotient determined in the preceding sentence shall be rounded to the nearest ten-thousandth of a vote.

          (c)   Except to the extent provided in paragraph (d) below, the Aggregate Common Share Voting Power shall be the number of votes equal to the sum of the number of Common Shares outstanding immediately before the Effective Time and the number of Series A Common Shares converted into Common Shares after the Effective Time.

          (d)   If the quotient determined in clause (i) below is greater than the quotient determined in clause (ii) below, the Aggregate Common Share Voting Power shall not be determined as set forth in paragraph (c) above but instead shall be determined as set forth in paragraph (e) below.

              (i)  The quotient (rounded to the nearest ten-thousandth) obtained pursuant to the following formula:

(SARD × 10) (SARD × 10) + CSOET + AC

              (ii)  The quotient (rounded to the nearest ten-thousandth) obtained pursuant to the following formula (the "Aggregate Percentage of Series A Voting Power"):

SAET × 10 (SAET × 10) + CSOET	=	SAVP

          (e)   If the condition in paragraph (d) is satisfied, the Aggregate Common Share Voting Power shall be the aggregate number of votes determined as follows:

SARD × 10 SAVP	-	(SARD × 10)

          (f)    For purposes of this Section:

    SARD = the number of Series A Common Shares outstanding on the record date fixed to determine the shareholders entitled to vote at the shareholder meeting, or entitled to act by written consent, for which the voting power of the Common Shares is sought to be determined.

    SAVP = the Aggregate Percentage of Series A Voting Power as of the Effective Time, as defined in clause (ii) of paragraph (d).

    SAET = the number of Series A Common Shares outstanding immediately prior to the Effective Time.

    AC = the total number of Common Shares issued upon conversion of Series A Common Shares after the Effective Time.

    CSOET = the number of Common Shares outstanding immediately before the Effective Time. For the avoidance of doubt, the foregoing number of Common Shares shall not include Common Shares issued as a result of the reclassification of Special Common Shares into Common Shares as of the Effective Time.

        The voting power of the Common Shares shall be appropriately adjusted (as determined pursuant to a resolution adopted by the Board and filed with the Secretary of the Corporation) in the event of any combination, subdivision, stock split or reclassification of the Common Shares and/or Series A Common Shares.

        10.    ~~17.~~ Other Provisions.

          (a)   The Board shall have the power to issue or sell any class or series of stock herein or hereafter authorized, for such consideration as the Board shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of shares of another class or series, and as otherwise permitted by law.

          (b)   The Board shall have the power to purchase any class or series of stock herein or hereafter authorized for such consideration as the Board shall from time to time, in its discretion, determine, whether or not lesser consideration could be paid upon the purchase of shares of another class or series, and as otherwise permitted by law.

          (c)   If the Corporation shall in any manner split, subdivide or combine the outstanding Common Shares~~,~~ or Series A ~~Common Shares or Special~~ Common Shares, all outstanding Common Shares~~, Series A Common Shares~~ and ~~Special~~Series A Common Shares shall be proportionally split, subdivided or combined in the same manner and on the same basis.

          (d)   ~~In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of Special Common Shares and Common Shares shall be entitled to receive the same consideration per share as a result of such merger or consolidation; provided, that this requirement shall be deemed to be satisfied if the consideration received by the holders of Special Common Shares consists of securities which have relative rights, preferences and limitations vis-a-vis the securities received by the holders of Common Shares that, in the judgment of the Board, are substantially similar in all material respects to the relative rights, preferences and limitations of the Special Common Shares vis-a-vis the Common Shares, respectively.~~ (~~e~~)Every reference in this Restated Certificate of Incorporation or under Delaware law to a majority or other proportion of shares of capital stock shall, to the extent permitted under Delaware law, refer to a majority or such other proportion of the votes entitled to be cast by such shares of capital stock.

          (e)   (~~f~~) Advance notice of shareholder nominations for election of directors and other business to be brought by shareholders before a meeting of shareholders shall be given in the manner provided in the Bylaws of the Corporation.

          (f)    (~~g~~) Any action required to be taken or which may be taken at any annual or special meeting of ~~stockholders~~shareholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by persons entitled to vote capital stock of the Corporation representing not less than 90% of the voting power of the shares that would be necessary to authorize or take such action at a meeting at which all shares of capital stock of the Corporation entitled to vote thereon were present and voted.

        11.    ~~18.~~ Redemption to Protect Licenses.

          (a)   Notwithstanding any other provision of this Restated Certificate of Incorporation, as amended, to the contrary, any outstanding shares of stock of the Corporation (other than Series A Common Shares) shall be subject to redemption by the Corporation, by action of the Board, if in the judgment of the Board such action should be taken, pursuant to Section 151(b)(2) of the DGCL or any other applicable provision of law, to the extent necessary to prevent the loss or secure the reinstatement of, or to prevent the denial of applications for or the renewal of, any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries, or of any person in which the Corporation has any ownership or voting interest, direct or indirect, to conduct any portion of the business of the Corporation or any of its Subsidiaries, or any person in which the Corporation has any ownership or voting interest, direct or indirect, which license or franchise is conditioned upon some or all of the holders of the Corporation's stock, or any other person with the right to vote such stock or on whose behalf such stock is owned or voted, possessing prescribed qualifications or any other condition. The terms and conditions of such redemption shall be as follows:

              (i)  The redemption price of the shares to be redeemed pursuant to this paragraph 18 shall be equal to the lesser of (A) the Fair Market Value of such shares or (B) if such shares were purchased by such Disqualified Holder within one year of the Redemption Date, such Disqualified Holder's purchase price for such shares;

              (ii)  The redemption price of such shares may be paid in cash, Redemption Securities or any combination thereof;

             (iii)  If less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board;

             (iv)  At least 30 days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

             (v)  From and after the Redemption Date, any and all rights of whatever nature, which may be held by the owners of shares selected for redemption (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and they shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

             (vi)  Such other terms and conditions as the Board shall determine.

          (b)   For purposes of this paragraph ~~18~~11:

          "Disqualified Holder" shall mean any holder of shares of stock of the Corporation whose holding of such stock on behalf of such holder or on behalf of any other person involving any beneficial or other indirect ownership interest or voting power with respect to such stock, either individually or when taken together with the holding or voting of shares of stock of the Corporation by any other holders or persons entitled to vote such stock, may result, in the good faith judgment of the Board, in the loss of, or the failure to secure the reinstatement of, or the denial of applications for or the renewal of, any license or franchise from any governmental agency held by the Corporation or any of its Subsidiaries or of any person in which the Corporation has any ownership or voting interest to conduct any portion of the business of the Corporation or any of its Subsidiaries or of any person in which the Corporation has any ownership or voting interest, direct or indirect.

          "Fair Market Value" of a share of the Corporation's stock of any class or series shall mean the average Closing Price for such a share for each of the 20 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to this paragraph 18; provided, however, that if shares of stock of such class or series are not traded on any securities exchange or in the over-the-counter market, "Fair Market Value" shall be determined by the Board in good faith. "Closing Price" on any day means the reported closing sales price or, in case no such sale takes place, the average of the reported closing bid and asked prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation for such stock on the Nasdaq Stock Market or any system then in use, or if no such prices or quotations are available, the fair market value on the day in question as determined by the Board in good faith.

          A "person" shall mean an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or similar organization, a government or any political subdivision thereof, or any other legal entity.

          "Redemption Date" shall mean the date fixed by the Board for the redemption of shares of stock of the Corporation pursuant to this paragraph ~~18.~~11.

          "Redemption Securities" shall mean any debt or equity securities (other than Series A Common Shares or securities convertible into or exchangeable for, or carrying a right to subscribe to or acquire, Series A Common Shares) of the Corporation, any of its Subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the Board and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to subparagraph (a)(iv) of this paragraph ~~18,~~11, at least equal to the price required to be paid pursuant to subparagraph (a)(i) of this paragraph ~~18~~11 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

        12.    ~~19.~~ Definitions.    In addition to the definitions set forth above in this Restated Certificate of Incorporation, unless the context requires otherwise, the following terms shall have the meanings specified below:

          ~~"Adjusted Outstanding Interest Fraction," as of any date, shall mean, with respect to a particular class of Tracking Stock, a fraction the numerator of which is the aggregate number of shares of such class of Tracking Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of outstanding shares, (b) the Number of Shares Issuable with Respect to Retained Interest for such class of Tracking Stock as of such date, (c) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date and (d) the Number of Shares Issuable to Third Parties with respect to such Tracking Stock as of such date.~~

          ~~"Aerial" shall mean Aerial Communications, Inc., a Delaware corporation.~~

          ~~"Aerial Group" shall mean, as of any date, that any Aerial Group Common Shares have been issued and continue to be outstanding:~~

            ~~(a)   the interest of the Corporation or any of its subsidiaries in Aerial and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;~~

            ~~(b)   all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Aerial Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of Aerial or any of its subsidiaries (or a successor as described in clause (a) of this sentence);~~

            ~~(c)   all businesses, assets and liabilities contributed or otherwise transferred to the Aerial Group from the TDS Group or any of the other Tracking Groups;~~

            ~~(d)   the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Aerial Group, as determined by the Board;~~

            ~~(e)   a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Aerial Group in such other Tracking Group; and~~

            ~~(f)    such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.~~

          ~~If a Retained Interest in the Aerial Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Aerial Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Aerial Group, other than Aerial Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Aerial Group's Retained Interest Fraction and the denominator of which is the Aerial Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Aerial Group Common Shares so distributed to the holders of Aerial Group Common Shares, the Aerial Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.~~

          ~~If an Inter-Group Interest in the Aerial Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Aerial Group Common Shares payable in~~

  ~~cash, securities or other property of the Corporation attributed to the Aerial Group other than Aerial Group Common Shares, the Tracking Group(s) holding the Inter-Group Interest(s) in the Aerial Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Aerial Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Aerial Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Aerial Group Common Shares so distributed to the holders of Aerial Group Common Shares, the Aerial Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Aerial Group.~~

          ~~From and after any transfer of cash, securities or other property from the Aerial Group to the TDS Group or to another Tracking Group, the Aerial Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Aerial Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Aerial Group shall include such cash, securities or other property.~~

          ~~"Aerial Group Common Shares," shall mean the Aerial Communications Group Common Shares, par value $0.01 per share.~~

          ~~"Available Dividend Amount," as of any date, shall mean, with respect to any Tracking Group, the product of the Outstanding Interest Fraction of such Tracking Group and either (a) the excess of (i) an amount equal to the total assets of such Tracking Group less the total liabilities (not including preferred stock) of such Tracking Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of such class of Tracking Stock of such Tracking Group and each class or series of Preferred Shares or Undesignated Shares attributed to such Tracking Group or (b) in case there is no such excess, an amount equal to Corporation Earnings (Losses) attributable to such Tracking Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year. The Available Dividend Amount for a Tracking Group is intended to be similar to an amount equal to the product of the Outstanding Interest Fraction and the amount that would be legally available for the payment of dividends on shares of Tracking Stock under Delaware law if the related Tracking Group were a separate Delaware corporation. The "Available Dividend Amount" as of any date, shall mean, with respect to the TDS Group, the greater of (x) the amount of all surplus (as defined in the DGCL) of the Corporation or, if there is no surplus, the net profits (as contemplated by the DGCL) of the Corporation for the fiscal year in which such date occurs and/or the preceding fiscal year (if positive), less the sum of the Available Dividend Amounts of all of the Tracking Groups, or (y) an amount equal to the sum of the Retained Interest Available Dividend Amounts (if positive) with respect to all of the Tracking Groups, plus, without duplication, either (a) the excess of (i) an amount equal to the total assets of the TDS Group less the total liabilities (not including preferred stock) of the TDS Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding Series A Common Shares, Common Shares and any issued Special Common Shares, and each class or series of Preferred Shares or Undesignated Shares attributed to the TDS Group or (b) in case there is no such excess, an amount equal to Corporation Earnings (Losses) attributable to the TDS Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.~~

          "Board" shall mean the Board of Directors of the Corporation.

          ~~"Cellular Group" shall mean, as of any date, that any shares of Cellular Group Stock have been issued and continue to be outstanding:~~

            ~~(a)   the interest of the Corporation or any of its subsidiaries in U.S. Cellular and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;~~

            ~~(b)   all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Cellular Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of U.S. Cellular or any of its subsidiaries (or a successor as described in clause (a) of this sentence);~~

            ~~(c)   all businesses, assets and liabilities contributed or otherwise transferred to the Cellular Group from the TDS Group or any of the other Tracking Groups;~~

            ~~(d)   the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Cellular Group, as determined by the Board;~~

            ~~(e)   a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Cellular Group in such other Tracking Group; and~~

            ~~(f)    such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.~~

          ~~If a Retained Interest in the Cellular Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Cellular Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Cellular Group, other than Cellular Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Cellular Group's Retained Interest Fraction and the denominator of which is the Cellular Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Cellular Group Common Shares so distributed to the holders of Cellular Group Common Shares, the Cellular Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.~~

          ~~If an Inter-Group Interest in the Cellular Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Cellular Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Cellular Group other than Cellular Group Common Shares, the Tracking Group holding the Inter-Group Interest in the Cellular Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Cellular Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Cellular Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Cellular Group Common Shares so distributed to the holders of Cellular Group Common Shares, the Cellular Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Cellular Group.~~

          ~~From and after any transfer of cash, securities or other property from the Cellular Group to the TDS Group or to another Tracking Group, the Cellular Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Cellular Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Cellular Group shall include such cash, securities or other property.~~

          ~~"Cellular Group Common Shares" means the United States Cellular Group Common Shares, par value $0.01 per share.~~

          ~~"Committed Acquisition Shares," as of any date, shall mean (a) Common Shares that the Corporation had, prior to such date, agreed to issue in connection with acquisitions, but as of such date had not been issued, and (b) Common Shares that are issuable upon conversion, exercise or exchange of Convertible Securities that the Corporation had, prior to such date, agreed to issue in connection with acquisitions, but as of such date had not been issued, in each case including obligations of the Corporation to issue Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares as a result of the Distribution pursuant to anti-dilution provisions in the acquisition agreements providing for the issuance of Common Shares or Convertible Securities which are convertible into or exercisable or exchangeable for Common Shares, without duplication of any Common Shares issuable upon conversion, exercise or exchange of Convertible Securities.~~

          "Common Stock" shall mean shares of capital stock of the Corporation designated as common stock, including Series A Common Shares~~,~~ and Common Shares~~, Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares and Aerial Group Common Shares~~.

          ~~"Corporation Earnings (Loss)" for any period, with respect to any class of Common Stock, shall mean the net earnings or loss of the related Group for such period determined on a basis consistent with the determination of the net earnings or loss of such Group for such period as presented in the combined financial statements of such Group for such period, including income and expenses of the Corporation attributed to the operations of such Group on a substantially consistent basis, including without limitation, corporate, general and administrative costs, net interest and income taxes.~~

          "Convertible Securities" shall mean any securities of the Corporation, including preferred stock, options and other rights (other than Common Stock), that are convertible into, exchangeable for or evidence the right to purchase any shares of any class or series of Common Stock, whether upon conversion, exercise or exchange, pursuant to anti-dilution provisions of such securities or otherwise.

          "DGCL" shall mean the Delaware General Corporation Law.

          ~~"Distribution" shall mean the contemplated initial distribution of Cellular Group Shares, Telecom Group Shares and/or Aerial Group Shares or any part thereof to be made to the holders of Common Shares and Series A Common Shares.~~

          ~~"Fair Value of Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the businesses, assets and liabilities of a Tracking Group, an amount, if any, equal to the fair value of the gross proceeds of such Disposition less any payment of, or reasonable provision for, (a) any taxes related to such Disposition or in respect of any resulting dividend or redemption, including deferred taxes, but not including any deductions or other offsets which may be available to the Corporation which are not attributed to such Tracking Group, (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, that Tracking Group, including, without limitation, obligations with respect to committed acquisitions and Convertible Securities attributed to the Tracking Group, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments, and any preferential amounts plus any accumulated and unpaid dividends and other obligations in respect of any class or series of Preferred Shares or Undesignated Shares attributed to such~~

  ~~Tracking Group (without duplication). For purposes of this definition, any businesses, assets and liabilities of the affected Tracking Group which the Board determines to retain after such Disposition shall be deemed to constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise). To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board shall determine the fair value of such securities or property, including for the purpose of determining the comparable value thereof if the Board determines to pay a dividend or redemption price in cash or securities or other property as provided in this Restated Certificate of Incorporation.~~

          ~~"Group" shall mean the Aerial Group, the Cellular Group, the Telecom Group and the TDS Group and any other Group so designated by the Board.~~

          ~~"Initial Issuance Date" shall mean, with respect to a class of stock, the initial date of issuance of shares of such class of stock.~~

          ~~"Inter-Group Interest," as of any date, shall mean that part of the Corporation's equity interest in a Tracking Group which is deemed to be held (or subsequently acquired) by the Corporation and attributed to a Group other than the TDS Group. A Tracking Group may not hold an Inter-Group interest in the TDS Group.~~

          ~~"Inter-Group Interest Fraction," as of any date, with respect to any Investor Group, shall mean a fraction the numerator of which is the Number of Shares issuable with Respect to Inter-Group Interest in an Issuer Group by such Investor Group as of such date and the denominator of which is the sum of (a) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest in such Issuer Group by all Investor Groups as of such date, (b) the aggregate number of shares of Tracking Stock of such Issuer Group outstanding as of such date and (c) the Number of Shares Issuable with Respect to Retained Interest in such Issuer Group as of such date.~~

          ~~"Issuer Group" shall mean a Tracking Group in which there is an Inter-Group Interest by an Investor Group.~~

          ~~"Investor Group" means a Tracking Group which holds an Inter-Group Interest in an Issuer Group.~~

          ~~"Market Capitalization" of any class or series of capital stock of the Corporation on any Trading Day shall mean the product of (a) the Market Value of one share of such class or series on such Trading Day and (b) the number of shares of such class or series outstanding at the close of business on such Trading Day.~~

          ~~"Market Value" of a share of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sale prices regular way of a share of such class or series on such day (if such day is a Trading Day, and if such day is not a Trading Day, on the Trading Day immediately preceding such day) or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case on the American Stock Exchange or such other national securities exchange or the Nasdaq National Market on which such class or series is listed, or if the shares of such class or series are not quoted on the American Stock Exchange or any other national securities exchange or the Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the market value of a share of such class or series as determined by the Board; provided, that if the Special Common Shares or Series A Common Shares are not trading on a national securities exchange or the Nasdaq National Market, and if bid and asked prices are not available for the Special Common Shares or the Series A Common Shares, the Market Value of a Special Common Share or a Series A Common Share, as applicable, shall be deemed to be the same as a Common Share for purposes of determining Market Value under Sections 8, 10 and 12 hereof; and provided further, that for purposes of determining Market Values under Sections 8, 10 and 12 hereof (a) the~~

  ~~"Market Value" of a share of any series of Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such series of Common Stock shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board and (b) the "Market Value" of a share of any series of Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such series of Common Stock or (ii) the "ex" date or any similar date for any dividend or distribution with respect to any such series of Common Stock in shares of such series of Common Stock, shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.~~

          ~~"Merger," shall mean the merger of TDS Iowa with and into the Corporation.~~

          ~~"Number of Shares Issuable with Respect to Inter-Group Interest" shall mean, with respect to any Tracking Group (for purposes of this definition, the "Issuer Group"), the number of shares of Tracking Stock of the Issuer Group (the "Issuer Group Shares") which are attributed to, and that could be issued or sold by the Corporation for the benefit of, another Tracking Group (for purposes of this definition, the "Investor Group"). Initially, the Number of Shares Issuable with Respect to Inter-Group Interest in each Tracking Group shall be zero, and shall from time to time thereafter, as applicable, be:~~

            ~~(a)   adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Issuer Group Shares and dividends or distributions of Issuer Group Shares to the holders thereof and other reclassifications of the Issuer Group Shares or similar transactions;~~

            ~~(b)   decreased (but not to less than zero) by (i) the aggregate number of Issuer Group Shares issued or sold by the Corporation, for cash, securities or other property, the proceeds of which are attributed to the Investor Group, (ii) the aggregate number of Issuer Group Shares issued or delivered upon conversion, exercise or exchange of Convertible Securities, the proceeds of which are attributed to the Investor Group, (iii) the aggregate number of Issuer Group Shares issued or delivered by the Corporation as a dividend or distribution to holders of shares of the Investor Group, (iv) the aggregate number of Issuer Group Shares issued or delivered upon the conversion, exercise or exchange of any Convertible Securities issued or delivered by the Corporation as a dividend or distribution or by reclassification or exchange to holders of shares of the Investor Group, and (v) the aggregate number of Issuer Group Shares (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board) of assets or properties attributed to the Issuer Group that are transferred from the Issuer Group to the Investor Group in consideration of a reduction in the Number of Shares Issuable with Respect to Inter-Group Interest by the Investor Group in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such transfer;~~

            ~~(c)   increased by (i) the aggregate number of any Issuer Group Shares which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the Investor Group and (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board) of assets or properties theretofore attributed to the Investor Group that are contributed to the Issuer Group in consideration of an increase in the Number of Shares Issuable with Respect to Inter-Group Interest in the Issuer Group by the Investor Group, divided by the Market Value of one Issuer Group Share as of the date of such contribution; and~~

            ~~(d)   adjusted as may be appropriate to reflect other transactions between the Issuer Group and the Investor Group, as determined in good faith by the Board.~~

          ~~Whenever a change in the Number of Shares Issuable with Respect to Inter-Group Interest with respect to any Group occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.~~

          ~~"Number of Shares Issuable with Respect to Retained Interest" shall mean the number of shares of a class of Tracking Stock of a Tracking Group (for purposes of this definition, the "Issuer Group")~~

  ~~that are attributed to, and could be issued or sold by the Corporation for the account of, the TDS Group in respect of a Retained Interest by the TDS Group in such Issuer Group. The Number of Shares Issuable with Respect to Retained Interest shall initially be determined by the Board, and shall from time to time thereafter, as applicable, be:~~

            ~~(a)   adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Issuer Group Shares, and dividends or distributions of Issuer Group Shares to the holders thereof and other reclassifications of Issuer Group Shares or similar transactions;~~

            ~~(b)   decreased (but not to less than zero) by (i) the aggregate number of Issuer Group Shares issued or sold by the Corporation, for cash, securities or other property, the proceeds of which are attributed to the TDS Group, (ii) the aggregate number of Issuer Group Shares issued or delivered upon conversion, exercise or exchange of Convertible Securities (including Pre-Distribution Convertible Securities), the proceeds of which are attributed to the TDS Group, (iii) the aggregate number of Issuer Group Shares issued or delivered by the Corporation as a dividend or distribution to holders of Common Shares, Series A Common Shares or Special Common Shares, (iv) the aggregate number of Issuer Group Shares issued or delivered upon the conversion, exercise or exchange of any Convertible Securities issued or delivered by the Corporation as a dividend or distribution or by reclassification or exchange to holders of shares of Common Shares, Series A Common Shares or Special Common Shares, and (v) the aggregate number of Issuer Group Shares (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board) of assets or properties attributed to the Issuer Group that are transferred from the Issuer Group to the TDS Group in consideration of a reduction in the Number of Shares Issuable with Respect to Retained Interest in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such transfer;~~

            ~~(c)   increased by (i) the aggregate number of any Issuer Group Shares which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TDS Group and (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board) of assets or properties theretofore attributed to the TDS Group that are contributed to the Issuer Group in consideration of an increase in the Number of Shares Issuable with Respect to Retained Interest in the Issuer Group, divided by the Market Value of one Issuer Group Share as of the date of such contribution; and~~

            ~~(d)   adjusted as may be appropriate to reflect other transactions between the Issuer Group and the TDS Group, as determined in good faith by the Board.~~

          ~~Whenever a change in the Number of Shares Issuable with Respect to Retained Interest in any Tracking Group occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.~~

          ~~"Number of Shares Issuable To Third Parties" shall mean, as of any date, the number of shares of any class or series of Common Stock (such shares are herein referred to as "Shares Issuable to Third Parties") which are issuable (a) as Committed Acquisition Shares, (b) pursuant to the conversion, exercise or exchange of Convertible Securities or (c) otherwise, other than shares which are deemed to be issuable with respect to a Retained Interest or with respect to an Inter-Group Interest, as may be determined in good faith by the Board considering any relevant factors, including whether the holders of Convertible Securities would derive an economic benefit from the conversion, exercise or exchange of such Convertible Securities which exceeds the economic cost thereof or the economic benefit of not converting, exercising or exchanging such Convertible Securities.~~

          ~~"Outstanding Interest Fraction," as of any date, shall mean, with respect to any class of Tracking Stock, a fraction the numerator of which is the aggregate number of shares of such class of Tracking Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares, (b) the Number of Shares Issuable with Respect to Retained Interest of~~

  ~~such class of Tracking Stock as of such date and (c) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date.~~

          ~~"Pre-81 Preferred Shares," as of any date, shall mean the series of Preferred Shares of the Corporation which are issued in the Merger in exchange for series of Preferred Shares of TDS Iowa that were originally issued before October 31, 1981, as identified in Section A of Article IV.~~

          ~~"Pre-Distribution Convertible Securities" shall mean Convertible Securities that are outstanding on the record date for the Distribution and are, prior to such date, convertible into or exercisable or exchangeable for either Common Shares or Series A Common Shares; provided, if the record date for the Distribution of any of the Cellular Group Shares, Telecom Group Shares or Aerial Group Shares is not the same date, the Board shall determine which, if any, Convertible Securities (or proportion thereof) that are issued after the first record date for any part of the Distribution, shall represent Pre-Distribution Convertible Securities.~~

          ~~"Post-81 Preferred Shares," as of any date, shall mean the series of Preferred Shares of the Corporation which are issued in the Merger in exchange for series of Preferred Shares of TDS Iowa that were originally issued after October 31, 1981, as identified in Section A of Article IV.~~

          ~~"Qualifying Subsidiary" or "Qualifying Subsidiaries," as of any date, shall mean a Subsidiary or Subsidiaries of the Corporation (a) in which (i) the Corporation's ownership and voting interest is sufficient to satisfy the requirements of the Internal Revenue Service for a distribution of the Corporation's interest in such Subsidiary to the holders of Common Stock of the Corporation that is tax-free to such holders or (ii) the Corporation owns, directly or indirectly, all of the issued and outstanding capital stock and (b) which hold(s) all of the assets and liabilities attributed to a Tracking Group.~~

          ~~"Related Business Transaction" shall mean any Disposition of all or substantially all of the properties and assets of a Tracking Group in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, convertible securities, partnership or limited partnership interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets and properties of such Tracking Group, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets and properties of such Tracking Group or a third party issuer, which purchaser, acquiror or other issuer is engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Tracking Group prior to such Disposition, as determined in good faith by the Board.~~

          ~~"Retained Interest Available Dividend Amount," as of any date, shall mean, with respect to a Tracking Group, an amount (not less than zero) equal to the product of (a) a fraction, the numerator of which is the Retained Interest Fraction and the denominator of which is the Outstanding Interest Fraction with respect to such Tracking Group multiplied by (b) the Available Dividend Amount of such Tracking Group.~~

          ~~"Retained Interest Fraction," as of any date, shall mean, with respect to any class of Tracking Stock, a fraction the numerator of which is the Number of Shares Issuable with Respect to Retained Interest of such class of Tracking Stock as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to Retained Interest as of such date, (b) the aggregate Number of Shares Issuable with Respect to Inter-Group Interest by all other Tracking Groups in such Tracking Stock, if any, as of such date, and (c) the aggregate number of shares of such class of Tracking Stock outstanding as of such date.~~

          ~~"Shares Issuable to Third Parties" shall have the meaning set forth in the definition of "Number of Shares Issuable to Third Parties."~~

          "Subsidiary" shall mean, with respect to any person or entity, any corporation or partnership 50% or more of whose outstanding voting securities or partnership interests, as the case may be, are directly or indirectly owned by such person or entity.

          ~~"TDS Group" shall mean, as of any date, that any shares of any class or series of Tracking Stock have been issued and continue to be outstanding:~~

            ~~(a)   the interest of the Corporation and all of its subsidiaries, (including any successors thereto by merger, consolidation or sale of all or substantially all of its assets) and their respective properties and assets, other than (except as provided in paragraph (e) of this definition) the interest of the Corporation and its subsidiaries in Aerial and its subsidiaries, TDS Telecom and its subsidiaries, U.S. Cellular and its subsidiaries, and any other subsidiaries attributed by the Board to a Group other than the TDS Group (including any successors thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with Related Business Transactions) and their respective businesses, assets and liabilities;~~

            ~~(b)   all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the TDS Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of the TDS Group or any of its subsidiaries (or a successor as described in clause (a) of this sentence);~~

            ~~(c)   all businesses, assets and liabilities contributed or otherwise transferred to the TDS Group from any of the Tracking Groups;~~

            ~~(d)   the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the TDS Group, as determined by the Board;~~

            ~~(e)   a proportionate undivided interest in each and every business, asset and liability attributed to a Tracking Group equal to the Retained Interest Fraction of the TDS Group in such other Tracking Group; and~~

            ~~(f)    such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.~~

          ~~If a Retained Interest in any Tracking Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to holders of Tracking Stock of such Tracking Group payable in cash, securities or other property of the Corporation attributed to such Tracking Group, other than shares of Tracking Stock, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is such Tracking Group's Retained Interest Fraction and the denominator of which is such Tracking Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than shares of Tracking Stock so distributed to the holders of such shares of Tracking Stock, such Tracking Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.~~

          ~~From and after any transfer of cash, securities or other property from a Tracking Group to the TDS Group, such Tracking Group shall no longer include the cash, securities or other property so transferred and the TDS Group shall include such cash, securities or other property and from and after any transfer of cash, securities or other property from the TDS Group to a Tracking Group, the TDS Group shall no longer include the cash, securities or other property so transferred and such Tracking Group shall include such cash, securities or other property.~~

          ~~"TDS Group Shares" shall mean the Series A Common Shares, Common Shares and any issued Special Common Shares of the Corporation and any other shares of capital stock designated by the Board as TDS Group Shares.~~

          ~~"TDS Iowa" shall mean Telephone and Data Systems, Inc., an Iowa corporation.~~

          ~~"TDS Telecom" shall mean TDS Telecommunications Corporation, a Delaware corporation.~~

          ~~"Telecom Group" shall mean, as of any date, that any shares of Telecom Group Stock have been issued and continue to be outstanding:~~

            ~~(a)   the interest of the Corporation or any of its subsidiaries in TDS Telecom and its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective businesses, assets and liabilities, except any of such businesses, assets or liabilities which have been attributed by the Board to another Group;~~

            ~~(b)   all businesses, assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to the Telecom Group by the Board, whether or not such businesses, assets or liabilities are businesses, assets and liabilities of TDS Telecom or any of its subsidiaries (or a successor as described in clause (a) of this sentence);~~

            ~~(c)   all businesses, assets and liabilities contributed or otherwise transferred to the Telecom Group from the TDS Group or any of the other Tracking Groups;~~

            ~~(d)   the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Telecom Group, as determined by the Board;~~

            ~~(e)   a proportionate undivided interest in each and every business, asset and liability attributed to another Tracking Group equal to the Inter-Group Interest Fraction, if any, of the Telecom Group in such other Tracking Group; and~~

            ~~(f)    such other businesses, assets and liabilities and such adjustments to the foregoing as may be contemplated hereby or which may be determined in good faith by the Board.~~

          ~~If a Retained Interest in the Telecom Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Telecom Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Telecom Group, other than Telecom Group Common Shares, the TDS Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Telecom Group's Retained Interest Fraction and the denominator of which is the Telecom Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Telecom Group Common Shares so distributed to the holders of Telecom Group Common Shares, the Telecom Group shall no longer include a corresponding ratable amount or fair value of the kind of assets paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the TDS Group.~~

          ~~If an Inter-Group Interest in the Telecom Group is then existing and if the Corporation shall pay a dividend or make any other distribution with respect to Telecom Group Common Shares payable in cash, securities or other property of the Corporation attributed to the Telecom Group other than Telecom Group Common Shares, the Tracking Group holding the Inter-Group Interest in the Telecom Group shall be deemed to hold an amount or fair value thereof (as determined in good faith by the Board) of such cash, securities or other property equal to the amount or fair value so distributed multiplied by a fraction the numerator of which is the Inter-Group Interest Fraction in the Telecom Group in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Telecom Group's Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and, to the extent interest or dividends are paid or other distributions are made on any securities other than Telecom Group Common Shares so distributed to the holders of Telecom Group Common Shares, the Telecom Group shall no longer include a corresponding ratable amount or fair value of the kind of assets~~

  ~~paid as such interest or dividends or other distributions in respect of such securities deemed to be held by the Tracking Group holding the Inter-Group Interest in the Telecom Group.~~

          ~~From and after any transfer of cash, securities or other property from the Telecom Group to the TDS Group or to another Tracking Group, the Telecom Group shall no longer include the cash, securities or other property so transferred and the TDS Group or such other Tracking Group, as the case may be, shall include such cash, securities or other property, and from and after any transfer of cash, securities or other property from the TDS Group or another Tracking Group to the Telecom Group, the TDS Group or such other Tracking Group, as the case may be, shall no longer include the cash, securities or other property so transferred and the Telecom Group shall include such cash, securities or other property.~~

          ~~"Telecom Group Common Shares" shall mean the TDS Telecommunications Group Common Shares, par value $0.01 per share.~~

          ~~"Tracking Group" shall mean the Aerial Group, the Cellular Group and the Telecom Group, and any other business group designated as a Tracking Group by the Board.~~

          ~~"Tracking Stock" shall mean the Aerial Group Common Shares, the Cellular Group Common Shares and the Telecom Group Common Shares, and any other shares of capital stock of the Corporation which the Board designates as Tracking Stock.~~

          ~~"Trading Day" shall mean each weekday other than a day on which the relevant class of Common Stock of the Corporation is not traded on any national securities exchange or quoted on the Nasdaq Stock Market or on the over-the-counter market.~~

          ~~"U.S. Cellular" shall mean United States Cellular Corporation, a Delaware corporation.~~

        13.    ~~20.~~ Determinations by Board.    The Board ~~of Directors~~ shall make such determinations with respect to ~~the businesses, assets and liabilities to be attributed to the Groups, the items of income and expenses for purposes of determining the Corporation Earnings (Loss) attributable to the Groups,~~ the application of the provisions of this Article IV to transactions to be engaged in by the Corporation and the powers, preferences and relative, participating, optional and other special rights of the holders of the classes of Common Stock, and the qualifications and restrictions thereon, provided by the Restated Certificate of Incorporation of the Corporation, as may be or become necessary or appropriate to the exercise of such powers, preferences and relative, participating, optional and other special rights~~, including, without limiting the foregoing, the determinations referred to in the following paragraphs of this paragraph 20.~~. A record of any such determination shall be filed with the records of the actions of the Board ~~of Directors~~.

          ~~(a)   Upon any acquisition by the Corporation or its subsidiaries of any assets or business, or any assumption of liabilities, outside of the ordinary course of business of any then existing Group, the Board of Directors shall determine whether such assets, business and liabilities (or an interest therein) shall be for the benefit of one Group or that an interest therein shall be partly for the benefit of one or more Groups.~~

          ~~(b)   Upon any issuance of any shares of Tracking Stock at a time when the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest is more than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of such Tracking Stock so issued should reduce the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, as the case may be.~~

          ~~(c)   Upon any issuance by the Corporation or any subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of a class of Tracking Stock, if at the time such Convertible Securities are issued the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest is greater than zero, the Board of Directors shall determine whether, upon conversion, exchange or exercise of such Convertible Securities, the issuance of shares of such Tracking Stock pursuant~~

  ~~thereto shall, in whole or in part, reduce the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, taking into consideration the use of the proceeds of such issuance of Convertible Securities and any other relevant factors.~~

          ~~(d)   Upon any repurchase by the Corporation or any subsidiary thereof of shares of any class of Tracking Stock, the Board of Directors shall determine, based on the source of funds used and any other relevant factors, whether all or any part of the shares of such Tracking Stock so purchased shall increase the Number of Shares Issuable with Respect to Retained Interest or the Number of Shares Issuable with Respect to Inter-Group Interest, as the case may be.~~

        If the Board designates any new class or series of capital stock, the Board shall make such determinations under this Restated Certificate of Incorporation as the Board determines may be necessary or appropriate in connection therewith.

        Subject to applicable law, any determinations made in good faith by the Board under any provision of this Article IV or any certificate of designation filed pursuant hereto, and any determinations with respect to ~~any Group or~~ the rights of holders of any class or series of capital stock made pursuant to or in furtherance of this Article IV, shall be final and binding on all shareholders.

ARTICLE V

        The address of the registered office of the Corporation is ~~Corporation Trust Company, in the County of New Castle, and the name of its registered agent at such address is~~ Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE VI

        A.    Number and Classes of Directors.    The number of directors of the Corporation shall be fixed by or pursuant to the Bylaws of the Corporation, but shall not be less than three. The term of office of each director elected at an annual meeting, or elected or appointed at any time in the period between annual meetings, shall expire at the next annual meeting of shareholders following such election or appointment. Each director elected or appointed shall serve until his successor shall be elected and qualify, or until his earlier death, resignation, removal or disqualification.

        B.    Removal.    Any one or more of or all of the directors may be removed with or without cause only by a vote of the holders of at least a majority of the voting power of shares then entitled to vote in the election of such directors.

        C.    Ballots.    The election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

ARTICLE VII

        To the extent permitted by the DGCL or any other applicable law presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of any fiduciary duty owed to the Corporation or its shareholders; provided that this provision shall not relieve a director from liability (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for transactions from which the director derives an improper personal benefit or (d) under Section 174 of the DGCL. This Article shall not apply to acts or omissions occurring prior to its effectiveness. No amendment to, expiration of or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, expiration or repeal.

 ARTICLE VIII

        The Board of the Corporation, when evaluating any proposal or offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation; (b) merge or consolidate the Corporation with another corporation; or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation may, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all factors the directors deem relevant, including without limitation (i) the effects on the customers of the Corporation or any of its subsidiaries or on such other constituencies of the Corporation as the Board considers relevant under the circumstances; (ii) not only the consideration being offered (after taking into account corporate and shareholder taxes) in relation to the then current market price for the Corporation's outstanding shares of capital stock, but also the Board's estimate of the future value of the Corporation (including the unrealized value of its properties and assets) as an independent going concern; (iii) the purpose of the Corporation, and any of its subsidiaries, to provide quality products and services on a long-term basis; and (iv) the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that such interests may be best served by the continued independence of the Corporation. If, on the basis of such factors, the Board so determines that a proposal or offer to acquire or merge the Corporation, or to sell its assets, is not in the best interests of the Corporation, it may reject the proposal or offer. If the Board determines to reject any such proposal or offer, the Board shall have no obligation to facilitate, to remove any barriers to, or to refrain from impeding the proposal or offer except as may be required by applicable law. Except to the extent required by applicable law, the consideration of any or all of such factors shall not be a violation of the business judgment rule or of any duty of the directors to the shareholders or a group of shareholders, even if the directors reasonably determine that any such factor or factors outweigh the financial or other benefits to the Corporation or a shareholder or group of shareholders.

ARTICLE IX

        In furtherance and not in limitation of the powers conferred by statute, the Board ~~of Directors~~ is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE X

        Subject to the last sentence of this paragraph, each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the DGCL as it may be in effect from time to time. The right of indemnity provided herein shall not be deemed exclusive of any other rights to which any person may be entitled under any Bylaw, agreement, vote of shareholders or directors, or otherwise. The Corporation may provide indemnification to any such person, by agreement or otherwise, on such terms and conditions as the Board ~~of Directors~~ may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise differ from those set forth herein. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation regarding the manner and conditions under which indemnification shall be provided hereunder by the Corporation and the extent thereof from time to time as deemed appropriate by the Board in the best interests of the Corporation.

* * * * * *

        ~~SECOND:    The Board of Directors of the Corporation, at a meeting duly called at which a quorum existed, duly adopted resolutions proposing and approving and declaring advisable this Restated Certificate of Incorporation of the Corporation.~~

        ~~THIRD:    Pursuant to Section 228 of the DGCL, the adoption of this Restated Certificate of Incorporation was consented to in writing by the sole shareholder of the Corporation.~~

        ~~FOURTH:    This Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.~~

        IN WITNESS WHEREOF, Telephone and Data Systems, Inc. has caused this Restated Certificate to be signed by its President this ~~22nd~~              day of ~~May~~                          , ~~1998.~~2011.

TELEPHONE AND DATA SYSTEMS, INC.
By:
LeRoy T. Carlson, Jr. President

ATTACHMENT I (8)
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
TELEPHONE AND DATA SYSTEMS, INC.

        (8)   This Exhibit A does not include text highlighting the deleted terms of each series of Preferred Shares that would be eliminated by the Ancillary Amendment. To see the current terms of the Preferred Shares that would be eliminated, shareholders may review a copy of TDS' Restated Certificate of Incorporation currently in effect, which is available by reference to Exhibit 3.1 to TDS' Report on Form 8-A/A filed with the SEC on EDGAR on July 10, 1998, at the following URL: http://www.sec.gov/Archives/edgar/data/1051512/0001051512-98-000018.txt.

        INTRODUCTORY NOTE:    This Attachment I to the Restated Certificate of Incorporation of Telephone and Data Systems, Inc., a Delaware corporation ~~("TDS Delaware")~~(the "Corporation"), describes the designations, rights, privileges and limitations of the series of Preferred Shares of ~~TDS Delaware~~ the Corporation which ~~will be issued in the Merger (as defined in the~~remain outstanding on the filing of this Restated Certificate of Incorporation~~) in exchange for Preferred Shares~~ and were issued in the merger of Telephone and Data Systems, Inc., an Iowa corporation ("TDS Iowa") with and into the Corporation. Unless otherwise required by the context, for purposes of this Attachment I, (i) references to dates of issuance of any series of Preferred Shares shall mean the original dates of issuance of the related series of Preferred Shares of TDS Iowa, (ii) references to conversion rates of any series of Preferred Shares shall mean the conversion rates included in the original certificate of designation of such series by TDS Iowa, without giving effect to stock splits or other events after the original dates of issuance requiring adjustment to such conversion rates, and (iii) references to all conversion or redemption dates and periods shall be based on the original issuance date of each series of Preferred Shares ~~by~~of TDS Iowa.

S.    $10.50/$7.00 Cumulative and Convertible Voting Series S Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

        (a)   Designation—The designation of this series of Preferred Shares shall be "$10.50/$7.00 Cumulative and Convertible Voting Series S Preferred Shares" (hereinafter referred to as the "Series S Preferred Shares").

        (b)   Dividends—The rate of dividend payable upon Series S Preferred Shares shall be ten and 50/100 dollars ($10.50) per share per annum during the first year after issuance and seven and no/100 dollars ($7.00) per share per annum thereafter.

        (c)   Voting Rights—

          (1)   With respect to all matters, each holder of Series S Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

          (2)   With respect to the election of directors, the holders of Series S Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

        (d)   Conversion—

          (1)   The Series S Preferred Shares shall be convertible into the Corporation's Common Shares as hereinafter provided, and when and as so converted, such Series S Preferred Shares shall be canceled and retired and shall not be reissued as such. Commencing upon issuance and terminating four (4) years thereafter, the Series S Preferred Shares may be converted, upon written notice to the Corporation, into Common Shares of the Corporation at the rate of four (4) Common Shares for each Series S Preferred Share. On presentation and surrender to the Corporation at its offices of the certificate representing the Series S Preferred Shares to be converted, the holder thereof shall be entitled to receive in exchange therefor certificates for the fully paid and non-assessable Common Shares of the Corporation at the rate aforesaid, all under suitable regulations to be prescribed by the board of directors of the Corporation. Conversion of Series S Preferred Shares in the manner aforesaid shall not affect the right of the converting holder thereof to receive dividends accrued but unpaid thereon as of the dividend payment date immediately prior to conversion.

          (2)   The number of Common Shares into which each Series S Preferred Share is convertible shall be subject to adjustment from time to time as set forth in clauses (A) and (B) of this subparagraph (2):

            (A)   In case the Corporation shall (i) pay a dividend on its Common Shares in shares of the Corporation (ii) subdivide its outstanding Common Shares, (iii) combine the outstanding Common Shares into a smaller number of shares or (iv) issue by reclassification of its Common Shares (whether pursuant to a merger or consolidation or otherwise) any shares of the Corporation, then the holder of each Series S Preferred Share shall be entitled to receive upon the conversion of such share, the number of shares of the Corporation which he would have owned or would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this provision shall become effective retroactively with respect to conversions made subsequently to the record date in the case of a dividend, and shall become effective on the effective date in the case of a subdivision, combination or reclassification.

            (B)   No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease in such rate of at least one-tenth (1/10) of a Common Share; provided, however, that any adjustments which by reason of this clause (B) are not required to be made shall be carried forward and taken into account by any subsequent adjustment.

          (3)   The Corporation shall at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issuance upon conversion of Series S Preferred Shares as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Series S Preferred Shares.

          (4)   Fractional Common Shares shall not be issued upon conversion of Series S Preferred Shares, nor shall cash adjustments be made for fractional shares upon such conversion.

          (5)   For the purposes of this paragraph (d), the term "Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation ~~at the date of this Restated Certificate of Incorporation,~~on May 22, 1998, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

        (e)   Liquidation—The amount payable upon each Series S Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00, plus a sum equal to the amount of all accumulated and unpaid dividends thereon.

QQ. Redeemable Voting Series QQ Preferred Shares, $.01 par value, Liquidation Value $100.00 Per Share

        (a)   Designation—The designation of the series of Preferred Shares created by this resolution shall be "Redeemable Voting Series QQ Preferred Shares" (hereinafter referred to as the "Series QQ Preferred Shares").

        (b)   Dividends—Each holder of a Series QQ Preferred Share shall be entitled to receive, when, as and if declared by the board of directors of the Corporation, cumulative dividends during each fiscal quarter to the extent set forth below. Such dividends shall commence to accrue (whether or not declared), without interest, with the fiscal quarter ending December 31, 1991, at a per annum rate of four dollars ($4.00) per share and shall be paid (if and when declared) in cash on the first business day after the end of the quarter for which accrued; provided, however, that any dividends accrued with respect to the first thirteen quarters after September 30, 1991, shall be paid by issuing additional Series QQ

Preferred Shares at the annual rate of .04 of a share for each outstanding Series QQ Preferred Share; and such dividends shall accrue thereafter at a per annum rate of six dollars ($6.00) per share. If with respect to any of the first thirteen quarters after September 30, 1991, any of the additional Series QQ Preferred Shares to be paid in satisfaction of the dividend then accrued are not issued, then, for the purpose of determining the cumulative dividends to which each holder of Series QQ Preferred Shares shall thereafter be entitled to receive with respect to subsequent fiscal quarters ended on or before December 31, 1994, the additional Series QQ Preferred Shares not so issued shall be deemed to have been issued as of the first business day following the fiscal quarter for which accrued and to accrue dividends commencing with the quarter in which deemed to be issued.

        (c)   Redemption at Election of Corporation—

          (1)   Unless the holder shall have elected to have the Series QQ Preferred Shares redeemed in accordance with subparagraph (d)(1) hereof, the Series QQ Preferred Shares shall thereafter be redeemable in whole but not in part by the Corporation, upon giving notice as provided in subparagraph (c)(2) hereof, by delivering, at the option of the Corporation, on any date set for redemption (the "Redemption Date"), for each Series QQ Share (A) 4.35003 (the "Redemption Ratio") fully paid and non-assessable Common Shares, par value $1.00 per share ("USCC Common Shares"), of United States Cellular Corporation, a Delaware corporation ("USCC"), or (B) that number of Common Shares, par value $1.00 per share, of the Corporation ("TDS Common Shares") having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (C) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (D) cash (paid by certified check) equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

          (2)   Notice of an election under the redemption provision in subparagraph (c)(1) above shall be mailed (by first class, postage prepaid) to each holder of Series QQ Preferred Shares to be redeemed at the address appearing on the records of the Corporation not less than thirty (30) days prior to the Redemption Date. If the Corporation elects to redeem any of the Series QQ Preferred Shares in cash and, on or before the Redemption Date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation so as to be available for payment to the holders of Series QQ Preferred Shares so called for redemption upon such holders' surrender of such Series QQ Preferred Shares to the Corporation, then, notwithstanding that any certificate representing Series QQ Preferred Shares so called for redemption shall not have been surrendered for cancellation, all rights with respect to such Series QQ Preferred Shares so called for redemption, including any right to vote or otherwise participate in the determination of any proposed corporate action, shall terminate at the close of business on such Redemption Date, except only the right of the holder to receive the Redemption Price therefor, but without interest.

          (3)   Each notice of redemption shall state:

            (A)   the Redemption Date;

            (B)   the number of Series QQ Preferred Shares to be redeemed;

            (C)  whether the Redemption Price will be paid in cash (by certified check), by the issuance of TDS Common Shares, by the transfer of USCC Common Shares, or by a combination thereof; and

            (D)  the place where certificates for the Series QQ Preferred Shares are to be surrendered for payment of the Redemption Price.

          (4)   Each holder of Series QQ Preferred Shares to be redeemed shall present and surrender his certificate for such shares to the Corporation at the place designated in such notice. Within two business days after the date of such presentation or, if later, upon the Redemption Date, the Redemption Price of such shares shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date (unless the Corporation shall default in payment of the Redemption Price), all rights of the holders thereof as shareholders of the Corporation, except the right to receive the Redemption Price thereof, without interest, upon the surrender of certificates representing the same, shall cease and terminate, such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

          (5)   For purposes of this Statement, (A) the "Market Value" per share of TDS Common Shares or USCC Common Shares at any time as of which such value is to be determined shall be deemed to be the average "Closing Price" (as defined below) for TDS or USCC Common Shares, as the case may be, for the five trading days ending on the fifth business day preceding the relevant Redemption Date, Accelerated Redemption Date or effective date of a Going Private Transaction of the type referred to in clause (d)(4)(C) below, (B) a "business day" means a day on which the New York Stock Exchange or other principal stock exchange or over-the-counter market on which the TDS or USCC Common Shares, as the case may be, are traded was open for at least one-half of its normal business day, and (C) the "Closing Price" on any day shall be the last sale price of such shares, regular way, as reported in a composite published report of transactions which includes transactions on the exchange or other principal markets in which such shares are traded or, if there is no such composite report as to any such day, the last reported sale price, regular way (or if there is no such reported sale on such day, the average of the closing reported bid and asked prices) on the principal United States securities trading market (whether a stock exchange, National Association of Securities Dealers Automated Quotation System or otherwise) on which such shares are traded.

        (d)   Redemption at Election of Holder—

          (1)   The Series QQ Preferred Shares outstanding on January 1, 1995, shall be redeemable in whole or in part at the option of the holder thereof on January 31, 1995, upon written notice given by such holder at the office or agency maintained by the Corporation for that purpose.

          (2)   Each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (d)(1) above shall be redeemed by the Corporation on the date specified in the notice (and permitted by this Statement) referred to in subparagraph (d)(1) above (which shall be the "Redemption Date" of such shares), by delivering, at the option of the Corporation, (A) that number of fully paid and non-assessable USCC Common Shares determined by multiplying one (1) by the Redemption Ratio, or (B) that number of TDS Common Shares having a Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio, or (C) a combination of USCC Common Shares and TDS Common Shares having an aggregate Market Value equal to the Market Value of one USCC Common Share multiplied by the Redemption Ratio.

          (3)   Upon presentation and surrender of the certificate representing the Series QQ Preferred Shares to be redeemed, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the fully paid and non-assessable TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above. In addition, if any additional Series QQ Preferred Shares that were to be issued in payment of dividends accrued with respect to the first thirteen quarters after September 30, 1991, were not issued prior to the Redemption Date, then such holder shall also receive, in satisfaction of such dividends, the additional TDS Common Shares, USCC Common Shares, or a combination thereof, determined in the manner set forth in subparagraph (d)(2) above, which such holder would have received if such additional shares had been issued and had been tendered for redemption.

          (4)   The amount and kind of securities or property to be delivered pursuant to subparagraph (c)(1) or (d)(2) above shall be subject to adjustment from time to time as follows:

            (A)   In case USCC shall (i) take a record of the holders of USCC Common Shares for the purpose of entitling them to receive a dividend payable in USCC Common Shares, (ii) subdivide the outstanding USCC Common Shares, or (iii) combine the outstanding USCC Common Shares into a smaller number of shares, the Redemption Ratio shall be adjusted (or further adjusted in the case of successive such events) so that each holder of Series QQ Preferred Shares shall thereafter be entitled upon the redemption of each share thereof held by him to receive for each such share the number of USCC Common Shares which he would have owned or been entitled to receive after the happening of that one of the events described above which shall have happened had such Series QQ Preferred Share been redeemed immediately prior to the happening of such event in exchange for USCC Common Shares, such entitlement to become effective immediately after the opening of business on the day next following (x) the record date for such dividend, or (y) the day upon which such subdivision or combination shall become effective.

            (B)   In case USCC shall take a record of the holders of USCC Common Shares for the purpose of entitling them to receive an Extraordinary Dividend (as hereinafter defined), the holder of each Series QQ Preferred Share shall be entitled in each such case to an additional cash payment upon the redemption of such share in an amount equal to the amount of cash and the fair market value as of such record date of any property other than cash that such holder would have been entitled to receive as a result of such Extraordinary Dividend had such Series QQ Preferred Share been redeemed immediately prior to such record date in exchange for USCC Common Shares. As used herein the term "Extraordinary Dividend" means any dividend upon USCC Common Shares payable in cash and/or in property other than cash if and to the extent that on the record date thereof the amount of such cash and the fair market value of such property per USCC Common Share (when added to all other dividends (other than any dividend referred to in clause (d)(4)(A) above) previously paid on USCC Common Shares during the same Payment Period (as hereinafter defined)) exceeds ten percent of the average Closing Price for USCC Common Shares for the five trading days ending on such record date; provided, however, that the term "Extraordinary Dividend" shall not include any dividend referred to in clause (d)(4)(A) above. As used herein the term "Payment Period" means each consecutive 12-month period commencing on October 1, 1991, and each anniversary thereof.

            (C)  In case USCC shall effect a Going Private Transaction (as hereinafter defined) in which the consideration to be received by the holders of USCC Common Shares consists of equity securities of TDS, then, notwithstanding any provision of this Statement to the contrary, upon the subsequent redemption of the Series QQ Preferred Shares, each Series QQ Preferred Share tendered to the Corporation for redemption pursuant to subparagraph (c)(2) or (d)(1) above shall be redeemed by the Corporation on the Redemption Date specified in the redemption notice (and otherwise permitted by this Statement) by delivering that number of TDS Common Shares having a Market Value as of the effective date of such Going Private Transaction equal to the Market Value on such date of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payments of accrued dividends for the first thirteen quarters after September 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the last business day immediately preceding the effective date of such Going Private Transaction. The TDS Common Shares to be delivered pursuant to this clause (d)(4)(C) shall be subject to adjustment from time to time after the effective date of a Going Private Transaction of the type referred to in this clause pursuant to clauses (d)(4)(A) and (B) as if such clauses referred to TDS and TDS Common Shares rather than USCC and USCC Common Shares, respectively.

            (D)  No adjustment in the number of TDS or USCC Common Shares, as the case may be, to which any holder is entitled pursuant to the application of clause (d)(4)(A) above shall be required unless such adjustment would require an increase or decrease of at least 1/10th of a TDS or USCC Common Share, as the case may be; provided, however, that any adjustments which by reason of this clause (D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (5)   Each holder who has given notice pursuant to subparagraph (d)(1) above shall deliver the certificate representing the Series QQ Preferred Shares to be redeemed to the Corporation with the notice of the redemption. In case fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

        (e)   Redemption in the Event of Organic Change—In case USCC shall propose to effect any reorganization or reclassification of USCC Common Shares, consolidate or merge with another corporation, or sell to another corporation all or substantially all of its assets in such a way that holders of its outstanding USCC Common Shares shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or other property with respect to or in exchange for such USCC Common Shares (collectively, any "Organic Change"), and immediately after such Organic Change TDS or USCC would no longer be under common control within the meaning of Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (a "Disaffiliation Transaction"), or USCC or TDS shall propose to effect any transaction or series of transactions of the type described in paragraph (a)(3)(i) of Rule 13e-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, in which USCC is the "issuer", which has one of the effects described in paragraph (a)(3)(ii) of such Rule (a "Going Private Transaction"), and in which the consideration to be received by the holders of USCC Common Shares is something other than equity securities of TDS, then TDS shall deliver a notice of redemption (as described in subparagraph (c)(3) above) to each holder of Series QQ Preferred Shares at least ten business days prior to the earliest date (the "Effective Date") on which holders of USCC Common Shares shall become entitled to receive stock, securities, cash or other property in connection with such Disaffiliation Transaction or such Going Private Transaction. Such notice of redemption shall specify the Effective Date and each Series QQ Preferred Share shall be redeemed on a date (the "Accelerated Redemption Date") which is not later than the last business day preceding such Effective Date by the delivery by the Corporation of that number of USCC Common Shares for which such Series QQ Preferred Share might have been redeemed immediately prior to such Disaffiliation Transaction or such Going Private Transaction, plus that number of USCC Common Shares which the holder of such Series QQ Preferred Share would have been entitled to receive if all of the additional Series QQ Preferred Shares to be issued in payment of accrued dividends for the first thirteen fiscal quarters after September 30, 1991, pursuant to the proviso in paragraph (b) above, had been issued and immediately redeemed for USCC Common Shares on the Accelerated Redemption Date.

        (f)    No Fractional Shares—No fractional TDS Common Shares or USCC Common Shares shall be issued upon the redemption of Series QQ Preferred Shares, nor shall cash adjustments be made for fractional shares upon such redemption.

        (g)   Terminology—For purposes of this Statement, the term "TDS Common Shares" and the term "USCC Common Shares" shall mean (A) the class of stock designated as the Common Shares of the Corporation and the Common Shares of USCC, respectively, on ~~the date this Statement is filed with the Delaware Secretary of State,~~May 22, 1998, or (B) any other class of stock resulting from successive changes or reclassifications of such class consisting solely of a change in par value, or a change from no par value to par value.

        (h)   Voting Rights—

          (1)   With respect to all matters, each holder of Series QQ Preferred Shares shall be entitled to one vote for each share of such stock standing in the name of the holder on the books of the Corporation.

          (2)   With respect to the election of directors, the holders of Series QQ Preferred Shares shall have class voting rights (voting together with the holders of (A) other Preferred Shares that are entitled to vote thereon and that were issued after October 31, 1981, and (B) Series A Common Shares) to the extent provided in Article IV of the Restated Certificate of Incorporation of the Corporation.

        (i)    Preference Value in Liquidation—The amount payable upon each Series QQ Preferred Share in the event of either voluntary or involuntary liquidation shall be $100.00.

EXHIBIT B

388 Greenwich Street
New York, NY 10013

Citigroup Global Markets Inc.

August 7, 2011

The Board of Directors
Telephone and Data Systems, Inc.
30 North LaSalle Street, Suite 4000
Chicago, Illinois 60602

Members of the Board:

        We understand that Telephone and Data Systems, Inc. (the "Company") is proposing to reclassify (the "Share Consolidation") the outstanding special common shares, par value $.01 per share, of the Company (the "Special Common Shares") into common shares, par value $.01 per share, of the Company (the "Common Shares") on a one-for-one basis (the "Reclassification Ratio"), as further set forth in the draft of the proposed amendment (as such draft proposed amendment relates to the Share Consolidation, the "Share Consolidation Amendment") to the restated certificate of incorporation of the Company (as amended, the "TDS Charter") and the draft of the preliminary proxy statement of the Company to be issued in connection with the Share Consolidation (the "Draft Proxy Statement"). You have requested our opinion as to the fairness, from a financial point of view, of the Reclassification Ratio to both the holders of the Common Shares and the holders of the Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of the Company).

        In arriving at our opinion, we reviewed the TDS Charter (as it relates to the rights and privileges of the Common Shares and the Special Common Shares (together, the "Shares")), the factors considered by the TDS Board in determining to issue the Special Common Shares in 2005, the Share Consolidation Amendment and the Draft Proxy Statement and held discussions with certain senior officers, directors and other representatives and advisors (including outside counsel) of the Company concerning the foregoing. We also held discussions with certain senior officers, directors and other representatives and advisors (including outside counsel) of the Company concerning the Company and its financial and operating performance, the pro forma economic and voting impact of the Share Consolidation and the strategic and other considerations behind the decision of the Company to propose the Share Consolidation. We examined certain publicly available business and financial information relating to the Company and to the existing voting control of the Voting Trust (the "TDS Voting Trust") under the Amendment and Restatement (dated as of April 22, 2005) of Voting Trust Agreement dated as of June 30, 1989 with respect to the Company (as to matters other than the election of a minority of the Company's directors) and reviewed the financial terms of the Share Consolidation as set forth in the Share Consolidation Amendment in relation to, among other things, current and historical market prices, trading volumes and trading liquidities of the Shares and the capitalization of the Company. We considered, to the extent publicly available, the financial terms of certain other transactions which we considered relevant in evaluating the Share Consolidation and the Reclassification Ratio and analyzed certain financial, stock market and other publicly available information relating to other companies with multiple classes of publicly traded equity securities that we considered relevant in evaluating the Share Consolidation and the Reclassification Ratio. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.

        In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of the Company that they are not aware of any relevant information that has been omitted or that remains undisclosed to us. We have also relied upon the advice of counsel to the Company as to legal matters in respect of the TDS Charter and the Share Consolidation Amendment.

        We have assumed, with your consent, that the Share Consolidation will be consummated in accordance with the terms of the Share Consolidation Amendment, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining any necessary regulatory and shareholder approvals, consents and releases for the Share Consolidation, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Share Consolidation. Representatives of the Company have advised us, and we further have assumed, that the final form of the Share Consolidation Amendment will not vary materially from the draft thereof that has been provided to us. We also have assumed, with your consent, that the Share Consolidation will have the federal income tax consequences set forth in the Draft Proxy Statement. Our opinion, as set forth herein, relates solely to the Reclassification Ratio and we are not expressing any opinion as to the price at which the Shares will trade at any time prior to the time the Share Consolidation is consummated (including the relative trading prices of the Common Shares and the Special Common Shares) or the price at which the Common Shares will trade at any time following the consummation of the Share Consolidation. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company nor have we made any physical inspection of the properties or assets of the Company. While we advised TDS in connection with the structuring of the Share Consolidation and the establishment of the Reclassification Ratio, we note that the final Reclassification Ratio was determined by TDS based on a variety of factors as set forth under "Proposals—Charter Amendments—Background and Reasons for the Charter Amendments and Related Transactions; Recommendation of the TDS Board" in the Draft Proxy Statement, of which our advice and opinion was only one factor. We express no view as to, and our opinion does not address, the underlying business decision of the Company to effect the Share Consolidation, the relative merits of the Share Consolidation as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. We also express no view as to, and our opinion does not address, the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation to any officers, directors or employees of the Company, or any class of such persons, relative to the Reclassification Ratio. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof.

        Our opinion expressed below relates solely to the fairness of the Reclassification Ratio to the holders of Special Common Shares and the holders of Common Shares, and we express no view as to, and our opinion does not address, the fairness of the Vote Amendment (as defined in the Draft Proxy Statement) to the holders of the Special Common Shares or the holders of the Common Shares because, in our judgment, there were not financial or other trading metrics sufficient to permit us to form an opinion as to the fairness, from a financial point of view, of the Vote Amendment. In this regard, we note that the TDS Voting Trust, which currently holds a controlling interest in the Company, would, following the effectiveness of the Share Consolidation Amendment and the Vote Amendment (assuming it retains its current ownership interest in the Company until such effectiveness), continue to hold a controlling interest in the Company (as to matters other than the election of a minority of the Company's directors) immediately following such effectiveness (and thereafter, unless and until a substantial number of Series A common shares, par value $.01 per share, of the Company are exchanged for Common Shares). Furthermore, we understand from the TDS Voting Trust's public filings that the trustees of the TDS Voting Trust intend to maintain the ability to keep or dispose of the TDS Voting Trust's current voting control of the Company. We also understand that representatives of the TDS Voting Trust have advised the Company that the TDS Voting Trust would not approve the Share Consolidation Amendment or the Vote Amendment if they were not supported by the independent directors of the Board of Directors of the Company and that the Company intends to make the effectiveness of the Share Consolidation Amendment conditional on shareholder approval and effectiveness of the Vote Amendment as the

Company believes such conditionality will be necessary to obtain the TDS Voting Trust's support for the Share Consolidation (which is necessary for its approval).

        Citigroup Global Markets Inc. has acted as financial advisor to the Company with respect to this opinion and will receive a fee for our services in connection with the delivery of this opinion as well as for certain other services provided in connection with the Share Consolidation. We and our affiliates in the past have provided services to the Company unrelated to the proposed Share Consolidation, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted as joint bookrunner in connection with certain debt offerings of the Company and United States Cellular Corporation. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. However, at this time, neither we nor any of our affiliates hold any material amount of equity securities of the Company for our own account. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may have further relationships with the Company and its affiliates.

        Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in its consideration of the Share Consolidation, and our opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the Share Consolidation.

        Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Reclassification Ratio is fair, from a financial point of view, to both the holders of the Common Shares and the holders of the Special Common Shares (solely in their capacity as holders of the Common Shares or holders of the Special Common Shares, as the case may be, and disregarding any interest any holder of Common Shares or Special Common Shares, as the case may be, may have in any other equity securities of the Company).

Very truly yours,

/s/ CITIGROUP GLOBAL MARKETS INC.

EXHIBIT C

TELEPHONE AND DATA SYSTEMS, INC.

2011 LONG-TERM INCENTIVE PLAN

TELEPHONE AND DATA SYSTEMS, INC.
2011 LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE

          The purposes of this Telephone and Data Systems, Inc. 2011 Long-Term Incentive Plan (the "Plan") are (i) to align the interests of the stockholders of the Company and recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers and other employees of the Company and certain of its Affiliates, and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders. As of the effective date of the Plan, no further awards shall be granted under a Prior Plan.

ARTICLE II

DEFINITIONS

          For purposes of the Plan, the following capitalized terms shall have the meanings set forth in this Article.

          2.1     "Account Balance Plan" shall mean an "account balance plan" within the meaning of Treasury Regulation §1.409A-1(c)(2)(i)(A) (whether elective or non-elective in nature) maintained by an Employer or any affiliate thereof. "Affiliate" for this purpose shall mean (i) a corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer or (ii) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer. An Account Balance Plan shall include, without limitation, (i) the deferral program set forth in Article VII, (ii) the interest-bearing deferral arrangements maintained by the Company and TDS Telecommunications Corporation; (iii) the Company's Supplemental Executive Retirement Plan; (iv) the United States Cellular Corporation Executive Deferred Compensation Interest Account Plan and (v) the deferral arrangement maintained by United States Cellular Corporation under its Long-Term Incentive Plan.

          2.2     "Affiliate" shall mean (i) a Person owning, directly or indirectly, the combined voting power of all classes of capital stock of the Company that is sufficient to elect at least a majority of the members of the Board, or (ii) a Person of which the Company, directly or indirectly, owns or controls shares or securities or other interests having combined voting power sufficient to permit the Company to elect at least a majority of the members of the board of directors or other governing body of such Person.

          2.3     "Agreement" shall mean a written or electronic agreement between the Company and an award recipient evidencing an award granted hereunder.

          2.4     "Board" shall mean the board of directors of the Company.

          2.5     "Bonus Stock" shall mean shares of Common Stock awarded hereunder that are not subject to a Restriction Period or Performance Measures.

          2.6     "Bonus Stock Award" shall mean an award of Bonus Stock.

          2.7     "Bonus Year" shall mean each calendar year commencing on or after January 1, 2012 for which an annual bonus is payable. For the avoidance of doubt, any annual bonus deferral and related employer match award with respect to the bonus year commencing on January 1, 2011 shall be governed by the terms of the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan, as amended and restated.

          2.8     "Change in Control" shall have the meaning set forth in Section 8.9.

          2.9     "Code" shall mean the Internal Revenue Code of 1986, as amended.

          2.10   "Committee" shall mean a committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) an "outside director" within the meaning of section 162(m) of the Code and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          2.11   "Common Stock" shall mean the class of shares of the Company designated as "Common Shares" in its Restated Certificate of Incorporation.

          2.12   "Company" shall mean Telephone and Data Systems, Inc., a Delaware corporation, or any successor thereto.

          2.13   "Deferred Compensation Account" shall mean a book reserve maintained by the Company for the purpose of measuring the amount of deferred compensation payable to an employee under Article VII of the Plan.

          2.14   "Disability" shall mean, solely for purposes of Article VII of the Plan, a total physical disability which, in the Committee's judgment, prevents an award recipient from performing substantially such award recipient's employment duties and responsibilities for a continuous period of at least six months.

          2.15   "Distributable Balance" shall mean the portion of an employee's Deferred Compensation Account that is nonforfeitable.

          2.16   "Employer" shall mean the Company or any Affiliate designated by the Committee and approved by the Board.

          2.17   "Employer Match Award" shall mean an amount credited to an employee's Deferred Compensation Account pursuant to Section 7.2 that is based upon the amount deferred by the employee pursuant to Section 7.1.

          2.18   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          2.19   "Fair Market Value" of a share of Common Stock shall mean its closing sale price on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with section 409A of the Code.

          2.20   "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of section 422 of the Code (or any successor provision) and that is designated as intended to constitute an incentive stock option.

          2.21   "Legal Representative" shall mean a guardian, legal representative or other Person acting in a similar capacity with respect to an award holder.

          2.22   "Newly Eligible Employee" shall mean an employee who (i) newly is eligible to participate in the deferral program set forth in Article VII and (ii) was not, at any time during the 24-month period ending on the date on which he or she became eligible to participate in such deferral program, eligible to participate in an Account Balance Plan (irrespective of whether such employee in fact elected to participate in such plan). For this purpose, an employee is not eligible to participate in an Account Balance Plan solely on account of the accrual of interest or earnings on amounts previously deferred thereunder.

          2.23   "Non-Qualified Stock Option" shall mean an option to purchase shares of Common Stock that is not an Incentive Stock Option.

          2.24   "Officer" shall mean an employee who is designated as an officer of an Employer by the board of directors of the Employer or by the By-laws of the Employer.

          2.25   "Performance Measures" shall mean criteria and objectives established by the Committee that must be attained (i) as a condition to the grant or exercisability of certain Stock Options or SARs, (ii) as a condition to the grant of certain Stock Awards or (iii) during the applicable Restriction Period or

Performance Period as a condition to (A) in the case of certain Restricted Stock Awards, the vesting of the award recipient's interest in the Common Stock subject to such awards or (B) in the case of certain Restricted Stock Unit Awards or Performance Share Awards, the award recipient's receipt of the Common Stock subject to such awards or the cash amount payable with respect to such awards (or a combination thereof). In the case of an award intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and the regulations thereunder, to the extent necessary to so qualify, such criteria and objectives shall be any one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute or relative terms: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; earnings per share; return to stockholders (including dividends); return on assets; return on equity; return on capital; earnings before or after taxes and/or interest; return on investments; interest expense; cash flows; revenues; sales; costs; expenses; economic value created; operating margin; gross margin; net income before or after taxes; pretax earnings before interest, depreciation and/or amortization; operating earnings either before or after interest expense and either before or after incentives; market share; attainment of cost reduction goals; customer count; cost per gross or net customer addition; revenue per customer; customer turnover rate; return on operating costs; ratios of employees to volume of business measures and population in licensed or operating markets; financing costs; ratios of capital spending and investment to volume of business measures; and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, and goals relating to acquisitions or divestitures or any combination thereof. Subject to section 162(m) of the Code with respect to an award that is intended to be "qualified performance-based compensation," the Committee, in its sole discretion, may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

          2.26   "Performance Period" shall mean a period designated by the Committee during which (i) Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

          2.27   "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or, in lieu thereof, the Fair Market Value of one share of Common Stock in cash.

          2.28   "Performance Share Award" shall mean an award of Performance Shares.

          2.29   "Permitted Transferee" shall mean (i) the award recipient's spouse or former spouse, (ii) any of the award recipient's children, stepchildren, grandchildren, parents, stepparents, grandparents, nieces, nephews or siblings, including adoptive relationships, (iii) any of the award recipient's mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (iv) a trust of which the award recipient or one or more of the Persons described in clauses (i), (ii) or (iii) are the only beneficiaries during the term the award is held by a Permitted Transferee, (v) a partnership in which no Person is a partner other than the award recipient or one or more of the Persons described in clauses (i)-(vii) hereof, (vi) a limited liability company in which no Person is a member other than the award recipient or one or more of the Persons described in clauses (i)-(vii) hereof, or (vii) any other Person who would be eligible to exercise Stock Options and SARs under Form S-8, issued under the Securities Act of 1933, as amended, and who is approved in writing by the Committee prior to any transfer of an award, provided that any Person described in clauses (i)—(vii) hereof has entered into a written agreement with the Company to withhold Common Stock or cash which would otherwise be delivered or payable to such Person to satisfy any federal, state, local or other taxes that may be required to be withheld or paid in connection with the award in the event that the award recipient does not provide for an arrangement satisfactory to the Company to assure that such taxes will be paid.

          2.30   "Person" shall mean any individual, group, firm, corporation, general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust or other entity.

          2.31   "Prior Plan" shall mean the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan, as amended and restated, and any similar plan maintained by the Company for the benefit of employees or officers of the Employers under which equity compensation awards remain outstanding as of the effective date of the Plan.

          2.32   "Restricted Stock" shall mean shares of Common Stock that are subject to a Restriction Period.

          2.33   "Restricted Stock Award" shall mean an award of Restricted Stock.

          2.34   "Restricted Stock Unit" shall mean a right that entitles the holder thereof to receive a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock, which shall be contingent upon the expiration of a specified Restriction Period.

          2.35   "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units.

          2.36   "Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award shall not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Agreement relating to such award, or (ii) the restrictions applicable to a Restricted Stock Unit Award shall remain in effect.

          2.37   "Retirement" shall mean, solely for purposes of Article VII of the Plan, an employee's Separation from Service on or after his or her Early Retirement Date or Normal Retirement Date (as defined in the Telephone and Data Systems, Inc. Pension Plan).

          2.38   "SAR" shall mean a stock appreciation right that entitles the holder thereof to receive, upon exercise of the SAR, Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

          2.39   "Separation from Service" shall mean a termination of employment with the Employers and their affiliates within the meaning of Treasury Regulation §1.409A-1(h) (without regard to any permissible alternative definition thereunder). "Affiliate" for this purpose shall mean (i) a corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer or (ii) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, but in each case substituting a 50% ownership level for the 80% ownership level specified therein.

          2.40   "Specified Employee" shall have the meaning set forth in the "Section 409A Specified Employee Policy of Telephone and Data Systems, Inc. and its Affiliates," which policy hereby is incorporated herein by reference.

          2.41   "Stock Award" shall mean a Bonus Stock Award, a Restricted Stock Award or a Restricted Stock Unit Award.

          2.42   "Stock Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          2.43   "Unforeseeable Emergency" shall mean a severe financial hardship to an employee resulting from (i) an illness or accident of the employee, the employee's spouse, or the employee's dependent (as defined in section 152 of the Code, without regard to sections 152(b)(1), (b)(2) and (d)(1)(B)), (ii) the loss of the employee's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, irrespective of whether caused by a natural disaster), or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the employee.

 ARTICLE III

ELIGIBILITY AND ADMINISTRATION

          3.1     Eligibility.    Participants in the Plan shall consist of such employees of the Employers as the Committee in its sole discretion may select from time to time. The Committee's selection of an employee to participate in the Plan at any time shall not require the Committee to select such employee to participate in the Plan at any other time. Except as otherwise provided in an Agreement, for purposes of this Plan, references to employment by an Employer shall also mean employment by an Affiliate.

          3.2     Administration.    (a) In General. The Plan shall be administered by the Committee in accordance with the terms of the Plan. The Committee, in its discretion, shall select employees for participation in the Plan and shall determine the form, amount and timing of each grant of an award and, if applicable, the number of shares of Common Stock subject to an award, the purchase price or base price associated with the award, the exercise price of any Stock Option award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form and terms of the Agreement evidencing the award. Any one or a combination of the following awards may be made under the Plan to eligible individuals: (i) Stock Options in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs, (iii) Stock Awards in the form of Bonus Stock, Restricted Stock or Restricted Stock Units, (iv) Performance Share Awards and (v) Employer Match Awards.

          The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be "qualified performance-based compensation," take action such that (A) any or all outstanding Stock Options and SARs shall become exercisable in part or in full, (B) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall terminate or shall be of a shorter duration, (C) the Performance Period applicable to any outstanding Performance Share Award or other award shall terminate or shall be of a shorter duration, (D) the Performance Measures applicable to any outstanding Performance Share Award or other award shall be deemed to be satisfied at the maximum or any other level and (E) all or a portion of the amount in a Deferred Compensation Account attributable to an Employer Match Award shall become nonforfeitable.

          The Committee shall interpret the Plan and establish any rules and procedures the Committee deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as restricting or limiting competitive employment or other activities. All such interpretations, rules, procedures and conditions shall be final, conclusive and binding on all parties. A majority of the members of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

          (b)     Delegation.    To the extent legally permissible, the Committee may delegate some or all of its power and authority hereunder to the Board or to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award under this Plan to any individual deemed to be a "covered employee" within the meaning of section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award to such employee may result in taxable income to the employee, or (ii) the Committee may not delegate its power and authority to the President and the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other individual subject to section 16 of the Exchange Act, or decisions concerning the timing, pricing or number of shares subject to an award granted to such an officer or other individual.

          (c)      Indemnification.    No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan and each member of the Board and the Committee and the President and Chief Executive Officer and each other executive officer who is designated by the Committee to exercise any power or authority hereunder shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's certificate of incorporation and/or by-laws, and under any directors' and officers' liability insurance which may be in effect from time to time.

          3.3     Shares Available.

          (a)      Subject to adjustment as provided in Section 8.8, 6,000,000 shares of Common Stock initially shall be available under the Plan, of which (i) no more than 6,000,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options and (ii) no more than 300,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Bonus Stock Awards. Such shares shall be reduced by the sum of the aggregate number of shares of Common Stock then subject to outstanding awards under the Plan.

          (b)     To the extent that shares of Common Stock subject to an outstanding award under this Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. Notwithstanding anything in this Section 3.3 to the contrary, shares of Common Stock subject to an award under this Plan may not again be made available for issuance under this Plan if such shares are: (i) shares delivered to or withheld by the Company to pay the exercise price of a Stock Option, (ii) shares delivered to or withheld by the Company to satisfy withholding taxes related to an award or (iii) shares that were subject to a stock-settled SAR and were not issued upon the net settlement of such SAR.

          (c)      Shares of Common Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

          (d)     In the case of an award intended to be "qualified performance-based compensation" under section 162(m) of the Code and the regulations thereunder, to the extent necessary to so qualify, (i) the maximum number of shares of Common Stock with respect to which Stock Options or SARs or a combination thereof may be granted during any fiscal year of the Company to any grantee shall be 800,000, subject to adjustment as provided in Section 8.8, (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any grantee shall be 400,000, subject to adjustment as provided in Section 8.8, and (iii) the maximum number of shares of Common Stock with respect to which Performance Share Awards may be granted during any fiscal year of the Company to any grantee shall be 400,000, subject to adjustment as provided in Section 8.8.

ARTICLE IV

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

          4.1     Stock Options.    (a) In General.    The Committee may, in its discretion, grant Stock Options to such employees as may be selected by the Committee; provided, however, that an employee of an Affiliate may be granted a Stock Option only if the underlying Common Stock qualifies, with respect to the employee, as "service recipient stock" within the meaning set forth in section 409A of the Code. Each Stock Option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Qualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by a Stock Option holder during any calendar year (under the Plan or any other plan of the Company or any related corporation (as defined in Treasury Regulation §1.421-1(i)(2)) exceeds the amount (currently $100,000) established by the Code, such Stock Options shall constitute Non-Qualified Stock Options. Stock Options shall be subject to the terms and conditions set forth in this

Section 4.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

          (b)     Number of Shares and Purchase Price.    The number of shares of Common Stock subject to a Stock Option and the purchase price per share of Common Stock purchasable upon exercise of the Stock Option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date such Stock Option is granted; provided further, that if an Incentive Stock Option shall be granted to an employee who, at the time the option is granted, owns (or is treated as owning) capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any related corporation (as defined in Treasury Regulation §1.421-1(i)(2)) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of its Fair Market Value) required by the Code in order for the Stock Option to constitute an Incentive Stock Option.

          (c)      Option Period and Exercisability.    The period during which a Stock Option may be exercised shall be determined by the Committee; provided, however, that no Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Stock Option shall be exercised no later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which must be attained as a condition either to a grant of a Stock Option or to the exercisability of all or a portion of a Stock Option. The Committee shall determine whether a Stock Option shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. A Stock Option may be exercised only with respect to whole shares of Common Stock.

          (d)     Method of Exercise.    A Stock Option may be exercised (i) by giving written notice or notice by electronic means approved by the Company to the Vice President-Human Resources of the Company (or such other Person as may be designated by the Vice President-Human Resources) specifying the number of whole shares of Common Stock to be purchased and by arranging for the payment therefore in accordance with this Section 4.1(d) and (ii) by executing such documents and taking any other actions as the Company may reasonably request. The holder of a Stock Option may pay for the shares of Common Stock to be purchased pursuant to the exercise of such Stock Option (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously-owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) with respect to an Officer, by authorizing the Company to withhold whole shares of Common Stock which otherwise would be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) to the extent legally permissible, in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (E) by a combination of (A), (B) and with respect to an Officer, (C), in each case to the extent set forth in the Agreement or any amendment thereto. Any fraction of a share of Common Stock which would be required to satisfy the aggregate of such purchase price and the withholding taxes with respect to the award, as described in Section 8.6, shall be disregarded and the remaining amount due shall be paid in cash by the holder. No shares of Common Stock shall be issued and no certificate representing shares of Common Stock shall be delivered until the full purchase price therefor and the withholding taxes thereon, as described in Section 8.6, have been paid (or arrangement has been made for such payment to the Company's satisfaction).

          4.2     Stock Appreciation Rights.    (a) In General.    The Committee may, in its discretion, grant SARs to such employees as may be selected by the Committee; provided, however, that an employee of an Affiliate may be granted an SAR only if the underlying Common Stock qualifies, with respect to the employee, as "service recipient stock" within the meaning set forth in section 409A of the Code. SARs shall be subject to the terms and conditions set forth in this Section 4.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

          (b)     Number of Shares and Base Price.    The number of shares of Common Stock subject to an SAR and the base price of an SAR shall be determined by the Committee; provided, however, that the base price of an SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

          (c)      Exercise Period and Exercisability.    The Agreement relating to an award of SARs shall specify whether such award may be settled in Common Stock or cash or a combination thereof. The period during which an SAR may be exercised shall be determined by the Committee; provided, however, that no SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures that must be attained as a condition either to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. An SAR may be exercised only with respect to whole shares of Common Stock. Prior to the exercise of an SAR for Common Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such SAR.

          (d)     Method of Exercise.    An SAR may be exercised (i) by giving written notice or notice by electronic means approved by the Company to the Vice President-Human Resources of the Company (or such other Person as may be designated by the Vice President-Human Resources) specifying the number of whole shares of Common Stock with respect to which the SAR is being exercised and (ii) by executing such documents and taking any other actions as the Company may reasonably request.

          4.3     Termination of Employment.    Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of a Stock Option or SAR upon an employee's termination of employment with an Employer, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in an Agreement. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, in each case, as determined by the Company in its sole discretion, then the Stock Option or SAR shall terminate immediately upon such termination of employment, unless such Stock Option or SAR terminates earlier pursuant to Section 8.10.

          4.4     No Repricing.    Notwithstanding any provision in the Plan to the contrary and subject to Section 8.8, the Committee shall not, without the approval of the stockholders of the Company (i) reduce the purchase price or base price of any previously granted Stock Option or SAR, (ii) cancel any previously granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower purchase price or base price; (iii) cancel any previously granted Stock Option or SAR in exchange for cash or another award if the purchase price of such Stock Option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation; or (iv) take any other action that would constitute a "repricing," as such term is used in Section 303A.08 of The New York Stock Exchange Listed Company Manual, in each case other than in connection with a Change in Control.

ARTICLE V

STOCK AWARDS

          5.1     Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such employees as may be selected by the Committee. The Agreement relating to a Stock Award shall specify the number of shares of Common Stock or Restricted Stock Units subject to the award, the purchase price (if any) applicable to the award, the Restriction Period (if any) applicable to the award and whether the Stock Award is a Bonus Award, Restricted Stock Award or Restricted Stock Unit Award. A grant of a Stock Award may be made to an employee upon the attainment of Performance Measures. Stock Awards shall be subject to the terms and conditions set forth in this Article V and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

           5.2     Terms of Stock Awards.    (a) Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award or a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, (i) for the vesting of the shares of Common Stock subject to such Restricted Stock Award or the vesting of such Restricted Stock Unit Award upon either (w) the attainment of specified Performance Measures during the specified Restriction Period or (x) the award recipient's continuous period of employment with an Employer during the specified Restriction Period, and (ii) for the forfeiture of the shares of Common Stock subject to such Restricted Stock Award or the forfeiture of such Restricted Stock Unit Award (y) if such specified Performance Measures are not attained during the specified Restriction Period or (z) if the award recipient terminates such employment during the specified Restriction Period.

           (b)     Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the award recipient shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends or other distributions and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the Common Stock with respect to which such distribution was made.

           (c)      Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award (i) shall specify whether such award may be settled in Common Stock or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award in Common Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such award.

           (d)     Custody and Delivery of Common Stock.    During the Restriction Period, at the Company's sole discretion, the shares of Restricted Stock either (i) shall be held by a custodian in book entry form, with the restrictions on the shares duly noted, or (ii) shall be represented by a certificate or certificates registered in the award recipient's name, which may bear a legend, in addition to any legend which may be required pursuant to Section 8.7, indicating that the ownership of the shares represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Agreement relating to the Restricted Stock Award. Any such certificates shall be deposited with the Company or its agent, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, that would permit transfer to the Company of all or a portion of the shares subject of Restricted Stock in the event such award is forfeited in whole or in part. Upon termination of any Restriction Period and the satisfaction of any Performance Measures applicable to a Restricted Stock Award, subject to the employee's timely payment of any taxes in accordance with Section 8.6, the restrictions shall be removed from the requisite number of shares of Common Stock that are held in book entry form or, alternatively, certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award. Upon settlement of a Restricted Stock Unit Award in Common Stock or upon the grant of a Bonus Stock Award, in each case subject to the employee's timely payment of any taxes in accordance with Section 8.6, the Common Stock subject to such Restricted Stock Unit Award or Bonus Stock Award shall be issued in book entry form or, alternatively, in a certificate or certificates registered in the award recipient's name.

           5.3     Termination of Employment.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award or a Restricted Stock Unit Award, or any forfeiture and cancellation of such award upon an employee's termination of employment with an Employer, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in an Agreement. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, in each case, as determined by the Company in its sole discretion, then the Restricted Stock Award or Restricted Stock Unit Award shall terminate immediately upon such termination of employment, unless such award terminates earlier pursuant to Section 8.10.

ARTICLE VI

PERFORMANCE SHARE AWARDS

          6.1     Performance Share Awards.    The Committee may, in its discretion, grant Performance Share Awards to such employees as may be selected by the Committee. Performance Share Awards shall be subject to the terms and conditions set forth in this Article VI and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

          (a)      Number of Performance Shares, Performance Measures and Performance Period.    The number of Performance Shares subject to a Performance Share Award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

          (b)     Vesting and Forfeiture.    The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of such award upon the attainment of specified Performance Measures during the specified Performance Period, and for the forfeiture of such award if specified Performance Measures are not attained during the specified Performance Period.

          (c)      Settlement of Vested Performance Share Awards.    The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the Common Stock subject to such award. Any dividend equivalents with respect to Performance Share Awards shall be subject to the same restrictions as such Performance Share Awards. If a Performance Share Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be held by a custodian in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.2(d), and the holder of such shares of Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(b). Prior to the settlement of a Performance Share Award in Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such award.

          6.2     Termination of Employment.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon an employee's termination of employment with an Employer, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Committee and set forth in an Agreement. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, in each case, as determined by the Company in its sole discretion, then the Performance Share Award shall terminate immediately upon such termination of employment, unless such Performance Share Award terminates earlier pursuant to Section 8.10.

 ARTICLE VII

DEFERRED COMPENSATION ACCOUNTS
AND EMPLOYER MATCH AWARDS

          7.1     Annual Bonus Deferral.    The Committee may, in its discretion, permit an employee selected by the Committee to make an irrevocable election (i) not to receive currently any whole percentage of his or her gross annual bonus payment for a Bonus Year and (ii) to have an amount equal to such percentage credited to the employee's Deferred Compensation Account (such election, a "deferral election"). An employee's deferral election shall be made on or before the last day of the calendar year immediately preceding the Bonus Year. Notwithstanding the preceding sentence, if permitted by the Company, a Newly Eligible Employee may make a deferral election with respect to a Bonus Year within thirty (30) days following the date that the employee becomes eligible; provided, however, that such deferral election shall apply solely to that portion of the Newly Eligible Employee's annual bonus equal to the total annual bonus multiplied by the ratio of the number of days remaining in the Bonus Year after the date of the deferral election over the total number of days in the Bonus Year. Annual bonus amounts credited to the employee's Deferred Compensation Account pursuant to this Section 7.1 (as adjusted for deemed investment returns pursuant to Section 7.3) shall be 100% vested at all times.

          7.2     Employer Match Award.    (a) In General.    At the time the Committee selects an employee for participation in the Plan pursuant to Section 7.1, the Committee may also decide that such an employee is eligible for an Employer Match Award. Employer Match Awards shall be subject to the terms and conditions set forth in this Section 7.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable. As of the date on which an amount (the "deferred amount") is credited to an employee's Deferred Compensation Account pursuant to Section 7.1, there also shall be credited to the employee's Deferred Compensation Account an Employer Match Award equal to a percentage of such deferred amount specified by the Committee not in excess of 33 1/3%.

          (b)     Vesting of Employer Match Award.    One-third of the Employer Match Award so credited to the employee's Deferred Compensation Account pursuant to this Section 7.2 (as adjusted for deemed investment returns pursuant to Section 7.3) shall become nonforfeitable on each of the first three annual anniversaries of the last day of the Bonus Year, provided that the employee remains continuously employed by an Employer until such date and the related annual bonus amount credited to his or her Deferred Compensation Account has not been withdrawn or distributed before such date; provided further, however, that if the employee experiences a Separation from Service by reason of his or her Disability, Retirement or death, all Employer Match Awards (as adjusted for deemed investment returns pursuant to Section 7.3) credited to the employee's Deferred Compensation Account, to the extent not forfeited previously, shall become nonforfeitable as of the date of such Separation from Service. Any Employer Match Award that is forfeitable as of the date that the employee experiences a Separation from Service, or as of the date that the related annual bonus amount is withdrawn or distributed, shall be forfeited as of the date of such Separation from Service, withdrawal or distribution. Notwithstanding the foregoing provisions of this Section 7.2(b) or any other provision herein to the contrary, if an employee experiences a Separation from Service on account of such employee's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, in each case, as determined by the Company in its sole discretion, then any Employer Match Award shall be forfeited immediately upon such employee's Separation from Service, unless such Employer Match Award is forfeited earlier pursuant to Section 8.10. Any Employer Match Awards and any deemed investment returns credited to an employee's Deferred Compensation Account shall be an expense allocated to the employee's Employer for the related Bonus Year.

          7.3     Deemed Investment of Deferred Compensation Account.    Amounts credited to an employee's Deferred Compensation Account pursuant to Sections 7.1 and 7.2 shall be deemed to be invested in whole and fractional shares of Common Stock at the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Compensation Account.

          7.4     Payment of Deferred Compensation Account.    An employee's Distributable Balance shall be paid in a lump sum during the seventh calendar month following the calendar month during which the employee experiences a Separation from Service; provided, however, that an employee may irrevocably elect, at the time that the employee makes the deferral election pursuant to Section 7.1, to receive the applicable portion of the employee's Distributable Balance in a lump sum at an earlier date specified by the employee that is at least three calendar years after the calendar year during which the employee's deferral election is made. All payments of deferred compensation hereunder will be made in whole shares of Common Stock, and cash equal to the Fair Market Value of any fractional share. Notwithstanding the foregoing, if an employee dies before the employee's entire Distributable Balance has been paid, then within sixty (60) days following the employee's death the Company shall pay the remainder of the Distributable Balance to the employee's beneficiary designated pursuant to Section 8.4.

          7.5     Unforeseeable Emergency Withdrawals.    Upon written request by an employee (other than an employee who has experienced a Separation from Service) whom the Committee determines has suffered an Unforeseeable Emergency, the Committee may direct payment to the employee of all or any portion of the employee's Distributable Balance. An employee who has experienced a Separation from Service shall not be eligible to receive a withdrawal hereunder due to Unforeseeable Emergency. The circumstances that shall constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any event, payment shall not exceed an amount reasonably necessary to satisfy such emergency plus amounts necessary to pay taxes and penalties reasonably anticipated as a result of such payment after taking into account the extent to which such emergency is or may be relieved (i) through reimbursement or compensation by insurance or otherwise; (ii) by liquidation of the employee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or (iii) by cessation of deferrals under any Account Balance Plan. In the event that the Committee approves a withdrawal of all or a portion of the employee's Distributable Balance due to an Unforeseeable Emergency, payment shall be made to the employee in a lump sum as soon as practicable following such approval, but in no event later than sixty (60) days after the occurrence of the Unforeseeable Emergency.

          If an employee receives, either hereunder or from any other nonqualified deferred compensation arrangement maintained by an Employer or Affiliate, a withdrawal on account of the employee's Unforeseeable Emergency, any deferral election by the employee in effect under this Article VII shall be cancelled, effective as of the date of such withdrawal.

ARTICLE VIII

GENERAL

          8.1     Effective Date and Term of Plan.    This Plan and the Charter Amendments (as such term is defined in resolutions adopted by the Board on August 7, 2011) shall be submitted to the stockholders of the Company for approval at a special meeting of stockholders (the "Special Stockholder Meeting"). If this Plan and the Charter Amendments are approved, and the Charter Amendments are effectuated, this Plan shall become effective as of the effective date of the Charter Amendments. If this Plan is not approved or the Charter Amendments are not approved or effectuated, then this Plan shall be void and of no effect. This Plan shall terminate ten years after it is approved by the stockholders of the Company at the Special Stockholder Meeting, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination.

          8.2     Amendment.    The Board may amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval under applicable law, rule or regulation, including section 162(m) of the Code, and any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under the Plan (except as provided in Section 8.8) or (b) with respect to any Incentive Stock Option, effect any change inconsistent with section 422 of the Code. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

          8.3     Agreement.    Each award granted under the Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and either executed by the recipient or accepted by the recipient by electronic means approved by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

          8.4     Designation of Beneficiaries.    Each employee may designate a beneficiary or beneficiaries in the event of the employee's death with respect to his or her awards and his or her Deferred Compensation Account by executing and filing with the Company during his or her lifetime a beneficiary designation in such form as prescribed by the Company. The employee may change or revoke any such designation by executing and filing with the Company during his or her lifetime a new beneficiary designation in such form as prescribed by the Company. To the extent that an outstanding Stock Option or SAR is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Stock Option or SAR pursuant to procedures established by the Company. If all designated beneficiaries predecease the employee, and if each corporation, partnership, trust or other entity which is a designated beneficiary is terminated, dissolved, becomes insolvent, or is adjudicated bankrupt prior to the date of the employee's death, or if the employee fails to designate a beneficiary, then the following Persons in the order set forth below shall be the designated beneficiary or designated beneficiaries of such employee:

            i)        the employee's spouse, if living; or if none,

            ii)       the employee's then living descendants, per stirpes; or if none,

            iii)      the employee's estate.

          8.5     Transferability.    No Incentive Stock Option shall be transferable other than to a beneficiary determined pursuant to Section 8.4 and effective on the recipient's death. No Restricted Stock Unit Award, Performance Share Award or Deferred Compensation Account shall be transferable other than (a) to a beneficiary determined pursuant to Section 8.4 and effective on the recipient's death or (b) pursuant to a court order entered in connection with a dissolution of marriage or child support. No other award under the Plan shall be transferable other than (a) to a beneficiary determined pursuant to Section 8.4 and effective on the recipient's death, (b) pursuant to a court order entered in connection with a dissolution of marriage or child support, or (c) to the extent permitted under (i) securities laws relating to the registration of securities subject to employee benefit plans and (ii) the Agreement evidencing the grant of such award, by gift to a Permitted Transferee. Except as permitted by the preceding provisions of this Section 8.5, no award under the Plan or Deferred Compensation Account balance may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any such attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award or Deferred Compensation Account balance, such award and all rights thereunder shall immediately become null and void and any Employer Match Awards credited to such Deferred Compensation Account shall immediately be forfeited.

          8.6     Tax Withholding.    Prior to (i) the issuance or delivery of any shares of Common Stock pursuant to an award made hereunder, (ii) the payment of any cash pursuant to an award made hereunder or (iii) any distribution from an employee's Deferred Compensation Account, the Company shall have the right to require payment by the holder of any federal, state, local or any other taxes which may be required to be withheld or paid in connection with such award or distribution. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to the holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award or account (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to the holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously-owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of a Stock Option and to the extent legally permissible, a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy the aggregate of such tax withholding obligation and the purchase price with respect to the award, if any, shall be disregarded and the remaining amount due shall be paid in cash by the holder. No share of Common Stock shall be delivered until the withholding taxes thereon have been paid (or arrangement has been made for such payment to the Company's satisfaction).

          8.7     Restrictions on Shares.    Each award granted hereunder shall be subject to the requirement that if at any time the Company determines that it is necessary or desirable as a condition of or in connection with the delivery of shares pursuant to such award (i) to list, register or qualify the shares of Common Stock subject to such award upon any securities exchange or under any law, (ii) to obtain the consent or approval of any governmental body, or (iii) to take any other action, such shares shall not be delivered unless the listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          8.8     Adjustment.    In the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination, exchange of shares, liquidation or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under the Plan, the maximum number of securities with respect to which Stock Options or SARs or a combination thereof may be granted during any fiscal year of the Company to any grantee, the maximum number of securities with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any grantee, the maximum number of securities with respect to which Performance Share Awards may be granted during any fiscal year of the Company to any grantee, the maximum aggregate number of securities that may be issued under the Plan in connection with Incentive Stock Options, the maximum aggregate number of securities that may be issued under the Plan in connection with Bonus Stock Awards, the terms of each outstanding Stock Option or SAR, including the number and class of securities subject to each outstanding Stock Option or SAR and the purchase price or base price per security, the terms of each outstanding Stock Award or Performance Share Award, including the number and class of securities subject to each such outstanding Stock Award or Performance Share Award, and the number and class of securities deemed to be held in each Deferred Compensation Account shall be appropriately and equitably adjusted by the Committee, such adjustment to be made in the case of outstanding Stock Options and SARs without an increase in the aggregate purchase price or base price. Such adjustment shall be final, binding and conclusive. If such adjustment would result in a fractional security being available under the Plan, then such fractional security shall be disregarded. If such adjustment would result in a fractional security being subject to an award under the Plan, then the Company shall pay the holder of such award, in connection with the first exercise or settlement of such award, in whole or part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or other date that the award becomes payable, over (B) the purchase or base price, if any, of such award. Any adjustment pursuant to this Section 8.8 shall be made in compliance with the requirements of section 409A of the Code (to the extent applicable thereto), including without limitation, with respect to Stock Options and SARs, the requirements of Treasury Regulation §1.409A-1(b)(5)(v)(D).

          8.9     Change in Control.    (a) Notwithstanding any other provision of the Plan or any provision of any Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may in its discretion, but shall not be required to, make such adjustments to outstanding awards hereunder as it deems appropriate, including, without limitation:

            (1)      (i) causing some or all outstanding Stock Options and SARs to immediately become exercisable in full, (ii) causing some or all outstanding Restricted Stock Awards to become nonforfeitable and the Restriction Periods applicable to some or all outstanding Restricted Stock Awards to lapse in full or in part, (iii) causing some or all outstanding Restricted Stock Unit Awards to become nonforfeitable, and to the extent permissible under section 409A of the Code, causing the Restriction Periods applicable to some or all outstanding Restricted Stock Unit Awards to lapse in full or in part; (iv) causing some or all outstanding Performance Share Awards to become nonforfeitable, and to the extent permissible under section 409A of the Code, causing the Performance Periods applicable to some or all outstanding Performance Share Awards to lapse in full or in part; (v) causing the Performance Measures applicable to some or all outstanding Performance Share Awards, Restricted Stock Awards or Restricted Stock Unit Awards (if any) to be deemed to be satisfied at the target, maximum or any other level, as determined by the Board (as constituted prior to such Change in Control), and (vi) causing some or all amounts deemed to be held in Deferred Compensation Accounts to become nonforfeitable; and/or

            (2)      substituting for some or all of the Common Stock available under the Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of such Common Stock shall be converted pursuant to such Change in Control; provided, however, that in the event of such a substitution, the purchase or base price per share of stock then subject to an outstanding award under the Plan shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), but in no event shall the aggregate purchase or base price for such shares be greater than the aggregate purchase or base price for the shares of Common Stock subject to such award prior to the Change in Control; and/or

            (3)      requiring that outstanding awards, in whole or in part, be surrendered to the Company by the holder, and be immediately cancelled by the Company, and providing for the holder to receive (i) a cash payment in an amount equal to (A) in the case of a Stock Option or an SAR, the number of shares of Common Stock then subject to the portion of such Stock Option or SAR surrendered, to the extent such Stock Option or SAR is then exercisable or becomes exercisable pursuant to this Section 8.9(a), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such Stock Option or SAR, (B) in the case of a Stock Award, the number of shares of Common Stock or Restricted Stock Units, as the case may be, then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award has lapsed or will lapse pursuant to this Section 8.9(a) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to this Section 8.9(a), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, (C) in the case of a Performance Share Award, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Performance Period applicable to such award has lapsed or will lapse pursuant to this Section 8.9(a) and to the extent that the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Section 8.9(a), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (D) in the case of a Deferred Compensation Account, the number of shares of Common Stock then subject the portion of such account surrendered, to the extent such Deferred Compensation Account is then nonforfeitable or becomes nonforfeitable pursuant to this Section 8.9(a), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above. In the event of a payment or issuance pursuant to this Section 8.9(a)(3) with respect to a Deferred Compensation Account, such payment or issuance shall be made at the time that the account would have been paid if a Change in Control had not occurred.

          (b)     For purposes of the Plan, "Change in Control" shall mean:

            (1)      the acquisition by any Person, including any "person" within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of the then outstanding securities of the Company (the "Outstanding Voting Securities") (x) having sufficient voting power of all classes of capital stock of the Company to elect at least 50% or more of the members of the Board or (y) having 50% or more of the combined voting power of the Outstanding Voting Securities entitled to vote generally on matters (without regard to the election of directors), excluding, however, the following: (i) any acquisition directly from the Company or an Affiliate (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or an Affiliate), (ii) any acquisition by the Company or an Affiliate, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 8.9(b), or (v) any acquisition by the following Persons: (A) LeRoy T. Carlson or his spouse, (B) any child of LeRoy T. Carlson or the spouse of any such child, (C) any grandchild of LeRoy T. Carlson, including any child adopted by any child of LeRoy T. Carlson, or the spouse of any such grandchild, (D) the estate of any of the Persons described in clauses (A)-(C), (E) any trust or similar arrangement (including any acquisition on behalf of such trust or similar arrangement by the trustees or similar Persons) provided that all of the current beneficiaries of such trust or similar arrangement are Persons described in clauses (A)-(C) or their lineal descendants, or (F) the voting trust which expires on June 30, 2035, or any successor to such voting trust, including the trustees of such voting trust on behalf of such voting trust (all such Persons, collectively, the "Exempted Persons");

            (2)      individuals who, as of July 29, 2011, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company after July 29, 2011 whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

            (3)      consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the Persons who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, (x) sufficient voting power to elect at least a majority of the members of the board of directors of the corporation resulting from the Corporate Transaction and (y) more than 50% of the combined voting power of the outstanding securities which are entitled to vote generally on matters (without regard to the election of directors) of the corporation resulting from such Corporate Transaction (including in each of clauses (x) and (y), without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons: (v) the Company or an Affiliate, (w) any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (x) the corporation resulting from such Corporate Transaction, (y) the Exempted Persons, and (z) any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (4)      approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

          8.10   Forfeiture of Award upon Competition with Company or an Affiliate or Misappropriation of Confidential Information.    Notwithstanding any other provision herein, on the date on which an award recipient (a) enters into competition with the Company or an Affiliate, or (b) misappropriates confidential information of the Company or an Affiliate, in each case as determined by the Company in its sole discretion, any Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit Award or Performance Share Award then held by the award recipient (or a Permitted Transferee thereof) shall be forfeited and any balance credited to the award recipient's Deferred Compensation Account attributable to Employer Match Awards shall be forfeited, in each case regardless of whether such award or account balance would otherwise be nonforfeitable.

          For purposes of the preceding sentence, an award recipient shall be treated as entering into competition with the Company or an Affiliate if such award recipient (i) directly or indirectly, individually or in conjunction with any Person, has contact with any customer of the Company or an Affiliate or with any prospective customer which has been contacted or solicited by or on behalf of the Company or an Affiliate for the purpose of soliciting or selling to such customer or prospective customer any competing product or service, except to the extent such contact is made on behalf of the Company or an Affiliate, or (ii) otherwise competes with the Company or an Affiliate in any manner or otherwise engages in the business of the Company or an Affiliate.

          An award recipient shall be treated as misappropriating confidential information of the Company or an Affiliate if such award recipient (i) uses confidential information (as defined below) for the benefit of anyone other than the Company or such Affiliate, as the case may be, or discloses the confidential information to anyone not authorized by the Company or such Affiliate, as the case may be, to receive such information, (ii) upon termination of employment, makes any summaries of, takes any notes with respect to, or memorizes any confidential information or takes any confidential information or reproductions thereof from the facilities of the Company or an Affiliate, or (iii) upon termination of employment or upon the request of the Company or an Affiliate, fails to return all confidential information then in the award recipient's possession. "Confidential information" shall mean any confidential and proprietary drawings, reports, sales and training manuals, customer lists, computer programs, and other material embodying trade secrets or confidential technical, business, or financial information of the Company or an Affiliate.

          8.11   No Right of Participation, Employment or Service.    No Person shall have any right to participate in the Plan. Neither the Plan nor any award granted hereunder shall confer upon any individual any right to continued employment by or service with the Company or any of its subsidiaries or affiliates or affect in any manner the right of the Company or any of its subsidiaries or affiliates to terminate the employment or service of any individual at any time without liability hereunder.

          8.12   Rights as Stockholder.    No Person shall have any right as a stockholder of the Company with respect to any shares of Common Stock that are subject to an award granted hereunder unless and until such Person becomes a stockholder of record with respect to such shares of Common Stock.

          8.13   Governing Law.    The Plan, each award granted hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

          8.14   Severability.    If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

          8.15   Compliance with Section 409A of the Code.    It is intended that the Plan be exempt from the requirements of section 409A of the Code to the maximum extent possible. To the extent the Plan is subject to the requirements of section 409A of the Code, it is intended that the Plan comply with such requirements to the maximum extent possible. The Plan shall be administered and interpreted in a manner consistent with this intent. Notwithstanding the foregoing, no particular tax result for an employee with respect to any income recognized by the employee in connection with the Plan is guaranteed under the Plan, and the employee solely shall be responsible for any taxes, interest, penalties or other amounts imposed on the employee in connection with the Plan.

EXHIBIT D

TELEPHONE AND DATA SYSTEMS, INC.

Restated Compensation Plan for Non-Employee Directors

Recitals

        The Board of Directors of Telephone and Data Systems, Inc. (the "Company") previously adopted a Compensation Plan for Non-Employee Directors, as amended, effective January 20, 2009, which was approved by shareholders of the Company on May 21, 2009.

        On August 7, 2011, the Board of Directors of the Company approved an amendment and restatement of the Plan ("Restated Plan"), to become effective in the event and at such time that the Restated Certificate of Incorporation of the Company, as approved by the Board of Directors of the Company on August 7, 2011, becomes effective (the "Effective Time").

        The purpose of the Restated Plan is to provide appropriate compensation to non-employee directors for their service to the Company and to ensure that qualified persons serve as non-employee members of the Board of Directors.

        The Restated Plan was approved pursuant to the authority granted in Section 2.22 of Article II of the Company's By-Laws, which provides that the Board of Directors shall have authority to establish reasonable compensation of directors, including reimbursement of expenses incurred in attending meetings of the Board of Directors.

        The Restated Plan shall be submitted for approval by shareholders of the Company.

Effectiveness of Restated Plan

        If the Restated Plan is approved by shareholders of the Company, it shall become effective at the Effective Time.

Board Service

        Each director of the Company who is not an employee of the Company, TDS Telecommunications Corporation, United States Cellular Corporation or any other subsidiary of the Company ("non-employee director") will receive:

  1.
  An annual director's retainer fee, paid in cash, (i) in the case of the Chairperson of the Board of Directors, of $100,000, and (ii) in the case of non-employee directors other than the Chairperson of the Board of Directors, of $55,000.

  2.
  An annual award of $55,000 paid in the form of the Company's Common Shares, which shall be distributed in March on or prior to March 15 of each year, for services performed during the 12 month period that commences on March 1 of the immediately preceding calendar year and ends on the last day of February of the calendar year of payment. The number of shares shall be determined on the basis of the closing price of the Company's Common Shares, as reported in the New York Stock Exchange Composite Transaction section of the Wall Street Journal, for the first trading day in the month of March of the calendar year of payment.

  3.
  A director's meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Board of Directors, paid in cash.

Audit Committee Service

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Audit Committee. The Audit Committee Chairperson will receive an annual committee

D-1

retainer fee of $22,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Compensation Committee Service

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Compensation Committee. The Compensation Committee Chairperson will receive an annual committee retainer fee of $14,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Corporate Governance and Nominating Committee Service

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at meetings of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee Chairperson will receive an annual committee retainer fee of $10,000, a committee meeting fee of $1,750 for each meeting attended and reimbursement of reasonable expenses incurred in connection with attendance at such meetings.

Other Meetings or Activities of Non-Employee Directors

        The Board of Directors may also authorize the payment of fees and reimbursement of reasonable expenses incurred in connection with other meetings (such as meetings of the independent directors) or activities of the non-employee directors.

Miscellaneous

        Under the Restated Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each calendar quarter, and will compensate the non-employee director for services performed during such calendar quarter.

        Fees for meetings of the board, all committee meetings and other meetings and activities will be paid in cash on a quarterly basis, as of the last day of each calendar quarter, and will compensate the non-employee director for meetings and activities attended during such calendar quarter.

        Non-employee directors shall timely submit for reimbursement their reasonable expenses incurred in connection with meeting attendance or other activities, and the Company shall reimburse such expenses within two weeks after submission.

        Upon the effectiveness of this Restated Plan, directors of the Company shall have the authority without further shareholder approval to further amend this Restated Plan from time to time, including amendments to increase the amount of the compensation payable in Common Shares from time to time, provided that the total number of Common Shares issued under the Restated Plan shall not exceed the number previously approved by shareholders of the Company.

        Unless otherwise approved by shareholders of the Company, the total number of Common Shares that may be issued under the Restated Plan shall not exceed 54,524 Common Shares.

        Subject to shareholder approval and effectiveness of the Restated Plan, pursuant to Section 303A.08 of the New York Stock Exchange Listed Company Manual, the authorization to issue Common Shares under the Restated Plan shall expire ten years after the date of such shareholder approval, unless reapproved by shareholders. If for any reason shares cannot be issued pursuant to the requirements of the New York Stock Exchange or otherwise, the value of such shares that cannot be issued shall be paid in the form of cash.

D-2

PRELIMINARY COPY DATED AUGUST 8, 2011

IMPORTANT SPECIAL MEETING INFORMATION	000004

ENDORSEMENT_LINE SACKPACK

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C123456789
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on                 , 2011.

Vote by Internet

•        Log on to the Internet and go to www.investorvote.com

•        Follow the steps outlined on the secured website.

Vote by Telephone

•        Call toll free [1-800-652-VOTE (8683)] within the USA territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call.

•        Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.    ☒

Special Meeting Proxy Card — Common	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors unanimously recommends a vote FOR all of the Proposals.

		For	Against	Abstain

1.	Share Consolidation Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

2.	Share Consolidation Amendment - Ratification Vote	☐	☐	☐

		For	Against	Abstain

3.	Vote Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

4.	Vote Amendment — Ratification Vote	☐	☐	☐

		For	Against	Abstain

5.	Ancillary Amendment	☐	☐	☐

		For	Against	Abstain

6.	2011 Long-Term Incentive Plan	☐	☐	☐

		For	Against	Abstain

7.	Compensation Plan for Non-Employee Directors	☐	☐	☐

		For	Against	Abstain

8.	Adjourn the Special Meeting, if elected	☐	☐	☐

9.	In accordance with their discretion, to vote upon all other matters that may properly come before the Special Meeting, including matters incidental to the conduct of the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE:  Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 – Please keep signature within the box.		Signature 2 – Please keep signature within the box.

/	/

		C 1234567890 1 UPX	JNT 1139771	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Telephone and Data Systems, Inc.

Proxy for COMMON SHARES Solicited on Behalf of the Board of Directors for the Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.

To Be Held                     , 2011

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on                     ,           , 2011, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such Special Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors unanimously recommends a vote “FOR” all of the Proposals.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR”  all of the Proposals.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented.  Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A.

If “401K” is indicated next to the share amount on the reverse side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before                     , 2011 in order to be counted. Your voting instructions will be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, the Investment Management Committee for the TDS 401(k) Plan has determined that shares allocated to your account for the TDS 401(k) Plan will be voted proportionately in the same manner as the shares that are voted by Plan participants.

(Continued and to be signed on Reverse Side)

PRELIMINARY COPY DATED AUGUST 8, 2011

IMPORTANT SPECIAL MEETING INFORMATION	000004

ENDORSEMENT_LINE SACKPACK

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C123456789
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on                 , 2011.

Vote by Internet

•        Log on to the Internet and go to www.investorvote.com

•        Follow the steps outlined on the secured website.

Vote by Telephone

•        Call toll free [1-800-652-VOTE (8683)] within the USA territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call.

•        Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.    ☒

Special Meeting Proxy Card — Series A Common	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors unanimously recommends a vote FOR all of the following Proposals.

		For	Against	Abstain

1.	Share Consolidation Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

3.	Vote Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

5.	Ancillary Amendment	☐	☐	☐

		For	Against	Abstain

6.	2011 Long-Term Incentive Plan	☐	☐	☐

		For	Against	Abstain

7.	Compensation Plan for Non-Employee Directors	☐	☐	☐

		For	Against	Abstain

8.	Adjourn the Special Meeting, if elected	☐	☐	☐

9.	In accordance with their discretion, to vote upon all other matters that may properly come before the Special Meeting, including matters incidental to the conduct of the meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 – Please keep signature within the box.		Signature 2 – Please keep signature within the box.

/ /

	C 1234567890 1 UPX	JNT 1139775	MR A SAMPLE (THIS AREA SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Telephone and Data Systems, Inc.

Proxy for SERIES A COMMON SHARES Solicited on Behalf of the Board of Directors for the Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.

To Be Held                             , 2011

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on                     ,           , 2011, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such Special Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors unanimously recommends a vote “FOR” all of the Proposals on the Reverse Side hereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” all of the Proposals on the Reverse Side hereof.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented.  Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A.

(Continued and to be signed on Reverse Side)

PRELIMINARY COPY DATED AUGUST 8, 2011

IMPORTANT SPECIAL MEETING INFORMATION	000004
ENDORSEMENT_LINE SACKPACK

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C1234569789

000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on                 , 2011.

Vote by Internet

•   Log on to the Internet and go to www.investorvote.com

•   Follow the steps outlined on the secured website.

Vote by Telephone

•   Call toll free [1-800-652-VOTE (8683)] within the USA territories and Canada any time on a touch tone telephone. There is NO CHARGE for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.   ☒

Special Meeting Proxy Card — Preferred	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors unanimously recommends a vote FOR all of the following Proposals.

		For	Against	Abstain

	1. Share Consolidation Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

	3. Vote Amendment - Statutory Vote	☐	☐	☐

		For	Against	Abstain

	5. Ancillary Amendment	☐	☐	☐

		For	Against	Abstain

	6. 2011 Long-Term Incentive Plan	☐	☐	☐

		For	Against	Abstain

	7. Compensation Plan for Non-Employee Directors	☐	☐	☐

		For	Against	Abstain

	8. Adjourn the Special Meeting, if elected	☐	☐	☐

9. In accordance with their discretion, to vote upon all other matters that may properly come before the Special Meeting, including matters incidental to the conduct of the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 – Please keep signature within the box.		Signature 2 – Please keep signature within the box.

/ /

	C 1234567890 1 UPX	JNT 1139777	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Telephone and Data Systems, Inc.

Proxy for PREFERRED SHARES Solicited on Behalf of the Board of Directors for the Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held                             , 2011

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on                     ,           , 2011, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such Special Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors unanimously recommends a vote “FOR” all of the Proposals on the Reverse Side hereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” all of the Proposals on the Reverse Side hereof.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented.  Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A.

(Continued and to be signed on Reverse Side)

PRELIMINARY COPY DATED AUGUST 8, 2011

IMPORTANT SPECIAL MEETING INFORMATION	000004

ENDORSEMENT_LINE                           SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

C123456789

000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext
000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on                 , 2011.

Vote by Internet

•      Log on to the Internet and go to www.investorvote.com

•      Follow the steps outlined on the secured website.

Vote by Telephone

•      Call toll free [1-800-652-VOTE (8683)] within the USA territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call.

•      Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Special Meeting Proxy Card — Special Common	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors unanimously recommends a vote FOR all of the following Proposals.

	For	Against	Abstain

1. Share Consolidation Amendment - Statutory Vote	☐	☐	☐

	For	Against	Abstain

2. Share Consolidation Amendment - Ratification Vote	☐	☐	☐

	For	Against	Abstain

4. Vote Amendment — Ratification Vote	☐	☐	☐

B     Non-Voting Items

Change of Address — Please print new address below

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.

/ /

	C 1234567890 40av	jnt 1139773	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Telephone and Data Systems, Inc.

Proxy for SPECIAL COMMON SHARES Solicited on Behalf of the Board of Directors for the Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.

To Be Held                     , 2011

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Special Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on                     ,           , 2011, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such Special Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof.

The Board of Directors unanimously recommends a vote “FOR” all of the Proposals on the Reverse Side hereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR”  all of the Proposals on the Reverse Side hereof.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented.  Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Trust Company, N.A.

If “401K” is indicated next to the share amount on the reverse side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before                     , 2011 in order to be counted. Your voting instructions will be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions.  If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, the Investment Management Committee for the TDS 401(k) Plan has determined that shares allocated to your account for the TDS 401(k) Plan will be voted proportionately in the same manner as the shares that are voted by Plan participants.

(Continued and to be signed on Reverse Side)